                                                       Registration No. 2-93177
                                                             File No. 811-4108
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933                                                             [ x ]

Pre-Effective Amendment No. _____                                       [   ]

Post-Effective Amendment No. 39                                         [ x ]
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                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                              [ x ]

Amendment No. 35                                                         [ x ]
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                      Oppenheimer Variable Account Funds
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              (Exact Name of Registrant as Specified in Charter)

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              6803 South Tucson Way, Centennial, Colorado 80112
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             (Address of Principal Executive Offices) (Zip Code)

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                                 303-768-3200
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             (Registrant's Telephone Number, including Area Code)

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                             Robert G. Zack, Esq.
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                            OppenheimerFunds, Inc.
                 498 Seventh Avenue, New York, New York 10018
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                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ] Immediately upon filing pursuant to paragraph (b)
[X]   On December 23, 2002 pursuant to paragraph (b)
[ . ] 60 days after filing pursuant to paragraph (a)(1)
[   ] On _______________ pursuant to paragraph (a)(1)
[   ] 75 days after filing pursuant to paragraph (a)(2)
[   ] On _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[   ] This  post-effective  amendment  designates a new  effective  date for a previously filed post-effective amendment.

Oppenheimer
Value Fund/VA
A series of Oppenheimer Variable
Account Funds

Prospectus dated December 23, 2002

                                         Oppenheimer Value Fund/VA is a mutual
                                         fund. It seeks long-term growth of
                                         capital by investing mainly in common
                                         stocks that the portfolio manager
                                         believes to be undervalued.
                                               Shares of the Fund are sold only
                                         as the underlying investment for
                                         variable life insurance policies,
                                         variable annuity contracts and other
                                         insurance company separate accounts. A
                                         prospectus for the insurance product
                                         you have selected accompanies this
                                         Prospectus and explains how to select
                                         shares of the Fund as an investment
                                         under that insurance product, and
                                         whether you are only eligible to
                                         purchase Service share of the Fund.
                                               This Prospectus contains
                                         important information about the Fund's
                                         objective, its investment policies,
                                         strategies and risks. Please read this
                                         Prospectus (and your insurance product
                                         prospectus) carefully before you
                                         invest and keep them for future
As with all mutual funds, the            reference about your account.
Securities
And Exchange Commission has not
approved or disapproved the Fund's
securities nor has it determined that
this Prospectus is accurate or
complete.
It is a criminal offense to represent
otherwise.

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CONTENTS

                  ABOUT THE FUND

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Performance

                  About the Fund's Investments

                  How the Fund is Managed

                  INVESTING IN THE FUND

                  How to Buy and Sell Shares

                  Dividends, Capital Gains and Taxes

ABOUT THE FUND

The Fund's Investment Objective and Strategies

What Is the Fund's Investment Objective? The Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.

What Does the Fund  Mainly  Invest In?  The Fund may  invest  mainly in common stocks of different  capitalization  ranges,  and currently  emphasizes  large capitalization stocks. The Fund also can buy other investments, including:
o     Preferred stocks, rights and warrants and convertible securities, and
o     Securities of U.S. and foreign companies, although there are limits on the Fund's investments in foreign securities.

How Does the  Portfolio  Manager  Decide What  Securities  to Buy or Sell?  In
selecting  securities for purchase or sale by the Fund,  the Fund's  portfolio manager  selects  securities  one at a  time.  This is  called  a  "bottom  up
approach."  The  portfolio   manager  uses  fundamental   analysis  to  select
securities for the Fund that he believes are  undervalued.  While this process and the  inter-relationship  of the factors  used may change over time and its implementation  may vary in particular  cases, the portfolio manager currently considers the following factors when assessing a company's business prospects:
o     Future supply/demand conditions for its key products,
o     Product cycles,
o     Quality of management,
o     Competitive position in the market place,
o     Reinvestment plans for cash generated, and
o     Better-than-expected earnings reports.

      Not all factors are relevant for every individual security.

The  portfolio  manager  may  consider  selling a stock for one or more of the following reasons:
o     The stock price reached its target,
o     The company's fundamentals appear to be deteriorating, or
o     Better stock selections are believed to have been identified.

Who Is the Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies, for investors seeking capital growth in their investment over the long term. Because the Fund currently focuses its investments in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. Since the
Fund's income level will fluctuate and will likely be small, it is not designed for investors needing an assured level of current income.  The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have some degree of risk.  The Fund's investments are subject to changes in their value from a number of factors described below.
There is also the risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to underperform other funds having similar objectives.

|X|   Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently focuses its investments in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets.  Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change.

      A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other. In particular, because the Fund currently emphasizes investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S.
stock markets.

      Additionally,  stocks  of  issuers  in  a  particular  industry  may  be affected by changes in economic  conditions  that  affect that  industry  more than others,  or by changes in government  regulations,  availability of basic resources or supplies,  or other events affecting that industry. At times, the
Fund may  increase the relative  emphasis of its  investments  in a particular industry.  To the  extent  that  the  Fund  is  emphasizing  investments  in a particular  industry,  its share  values may  fluctuate  in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Fund emphasizes securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

|X|   Risks of Value Investing. Value investing seeks stocks having prices that are low in relation to what their real worth or prospects are believed to be. The Fund hopes that it will realize appreciation in the value of its holdings when other investors realize the intrinsic value of those stocks. In using a value investing style, there is the risk that the market will not recognize that the securities are undervalued and they might not appreciate in value as the Manager anticipates.

|X|   Risks of Foreign Investing. While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the
U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transaction, changes in governmental economic or monetary policy in the U.S. or aboard, or other political and economic factors.

How Risky is the Fund Overall?  The risks described above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its investment performance and the prices of its shares.
Particular investments and investment strategies also have risks.  These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. The share prices of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

      The Fund focuses its investments on stocks for long-term growth. Stock markets can be volatile, and the prices of the Fund's shares will go up and down. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the
OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but more aggressive than funds that invest in stocks and bonds.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

The Fund's Performance

      Because the Fund recently commenced operations, prior performance information for a full calendar year is not yet available.  Once available, this information will provide some indication of the risks of an investment in the Fund by showing how the Fund's performance compares to those of a broad-based index, such as the S&P 500 Index.  After the Fund has commenced investment operations, to obtain the Fund's performance information, you can contact the Transfer Agent at the toll-free telephone number on the back cover of this Prospectus. Please remember that the Fund is intended to be a long-term investment, performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

About the Fund's Investments

The Fund's Principal Investment Policies.  The allocation of the Fund's portfolio among the different types of investments will vary over time based upon the evaluation of economic and market trends by the Manager.  The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by carefully researching securities before they are purchased, and in some cases by using hedging techniques.
The Fund attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of securities of any one issuer and by not investing too great a percentage of the Fund's assets in any one company.  Also, the Fund does not concentrate 25% or more of its total assets in any one industry.

      However, changes in the overall market prices of securities and any income they may pay can occur at any time. The price and yield of the Fund's shares will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

|X|   Stock   Investments.   The  Fund  invests  primarily  in  a  diversified
portfolio of common  stocks of issuers  that may be of small,  medium or large capitalization,  to seek capital  growth.  The Fund can invest in other equity securities,  including preferred stocks,  rights and warrants,  and securities convertible into common stock. The Fund can buy securities  issued by domestic or foreign companies.  However, the Fund currently  emphasizes  investments in large capitalization stocks of U.S. issuers.

      While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of their conversion feature. In these cases, their credit rating has less impact on the investment decision than in the case of other debt securities. Convertible securities are subject to credit risk and interest rate risk, discussed below.

      The Fund can buy convertible securities rated as low as "B" by Moody's
Investor Services, Inc. or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Manager).
Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities. These investments are subject to the Fund's policy of not investing more than 10%
of its net assets in debt securities.

Can the Fund's Investment Objective and Policies Change?  The Fund's Board of
Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.  Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. Other investment restrictions that are fundamental policies are listed in the Statement of
Additional Information.  An investment policy is not fundamental unless this
Prospectus or the Statement of Additional Information says that it is.

Other Investment Strategies.  To seek its objective, the Fund can use the investment techniques and strategies described below.  The Fund might not always use all of them.  These techniques have risks, although some of them are designed to help reduce overall investment or market risks.

|X|   Cash and Cash Equivalents. Under normal market conditions the Fund can invest up to 15% of its net assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term
U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

|X|   Debt Securities.  Under normal market conditions, the Fund can invest in debt  securities,  such  as  securities  issued  or  guaranteed  by  the  U.S.
government  or  its  agencies  and   instrumentalities,   foreign   government
securities, and foreign and domestic corporate bonds and debentures.  Normally these  investments  are limited to not more than 10% of the Fund's net assets, including convertible debt securities.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Manager. The Fund's debt investments may be "investment grade"
(that is, rated in the four highest rating categories of a nationally recognized rating organization) or may be lower-grade securities rated as low as "B," as described above.

o     Credit Risk.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might be reduced. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities are subject to risks of default. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.

o     Interest Rate Risk. The values of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change.  When interest rates fall, the values of already-issued debt securities generally rise.  When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.  The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

Foreign Securities. The Fund can invest up to 25% of its total assets in securities or governments in any country, developed or underdeveloped.
      These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities.

|X|   Derivative Investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities and "stripped" securities are examples of derivatives the Fund can use. Currently the Fund does not use derivative investments to a significant degree.

o     There Are Special Risks In Using Derivative Investments. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the
Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives. Some derivative investments held by the Fund may be illiquid. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices.

o     Hedging. The Fund can buy and sell futures contracts, put and call options, swaps, and forward contracts.  These are all referred to as "hedging instruments."  The Fund does not use hedging instruments for speculative purposes. The Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective.

      The Fund can buy and sell options, swaps, futures and forward contracts for a number of purposes. Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market. The Fund may also try to manage its exposure to changing interest rates.

      There are special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge fails and the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

|X|   Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The
Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

|X|   Temporary Defensive and Interim Investments.  In times of adverse or unstable market, economic or political conditions, the Fund can invest up to
100% of its assets in defensive securities.  Generally, they would be short-term U.S. government securities, high-grade commercial paper, bank obligations or repurchase agreements. The Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or
portfolio securities or to meet anticipated redemptions of Fund |X|
shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

|X|   Portfolio Turnover. The Fund may engage in active or frequent trading to try to achieve its objective. The Fund's portfolio turnover rate will fluctuate from year to year, depending on market conditions. Portfolio turnover increases the Fund's brokerage costs which reduces its performance.
If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table at the end of this
Prospectus shows the Fund's portfolio turnover rates during prior fiscal years.

How the Fund Is Managed

The Manager. The Manager chooses the Fund's investments and handles its day-to-day business.  The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities.  The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has been an investment advisor since January 1960.  The
Manager and its subsidiaries and controlled affiliates managed more than $125 billion in assets as of June 30, 2002, including other Oppenheimer funds with more than seven million shareholder accounts.  The Manager is located at 498
Seventh Avenue, New York, New York 10018.

|X|   Portfolio Manager. The Fund is managed by Christopher Leavy. Mr. Leavy is a Senior Vice President of the Manager, Vice President of the Fund and
serves as an officer and portfolio manager of other Oppenheimer funds.  Prior to joining the Manager in September 2000, he was a portfolio manager of
Morgan Stanley Dean Witter Investment Management (from 1997) prior to which he was a portfolio manager and equity analyst of Crestar Asset Management
(from 1995).

|X|   Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: (To be determined).

|X|   Possible Conflicts of Interest. The Fund offers its shares to separate accounts of different insurance companies that are not affiliated with each other, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

      The Fund's Board of Trustees has procedures to monitor the portfolio for possible conflicts to determine what action should be taken. If a conflict occurs, the Board might require one or more participating insurance company separate accounts to withdraw their investments in the Fund. That could force the Fund to sell securities at disadvantageous prices, and orderly portfolio management could be disrupted. Also, the Board might refuse to sell shares of the Fund to a particular separate account, or could terminate the offering of the Fund's shares if required to do so by law or if it would be in the best interests of the shareholders of the Fund to do so.

INVESTING IN THE FUND

How to Buy and Sell Shares

Two classes of shares are described in this Prospectus.  Currently, the Fund offers only non-service shares.

How Are Shares Purchased?  Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option for that variable life insurance policy, variable annuity or other investment product. That Prospectus will indicate whether you are eligible to purchase Service shares of the Fund. The Fund reserves the right to refuse any purchase order when the Manager believes it would be in the Fund's best interests to do so.

|X|   Market Timers.  The Fund has instructed its participating insurance companies that it may restrict or refuse investments by their separate accounts from market timers.  "Market timers" include persons whose separate account transactions have, or have attempted (i) an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchanges out of the
Fund more than twice in any calendar quarter, (iii) an exchange of Fund shares equal to at least $5 million, or more than 1% of the Fund's net assets, or (iv) other transactions in Fund shares that demonstrated a timing pattern.  Separate accounts under common ownership or control are combined for these limits. There can be no assurance that all such participating insurance companies will be successful in controlling investments in their respective separate accounts by market timers.

      The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -
also known as "market timing."  When large dollar amounts are involved, the
Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest.  Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares.  These factors may hurt the Fund's performance and its shareholders.

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Information about your investment in the Fund through your variable annuity contract, variable life insurance policy or other plan can be obtained only
                                                                       ----
from your participating insurance company or its servicing agent. The Fund's
Transfer Agent does not hold or have access to those records. Instructions for buying or selling shares of the Fund should be given to your insurance company or its servicing agent, not directly to the Fund or its Transfer
Agent.
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|X|   At What Price Are Shares Sold?  Shares are sold at their offering price, which is the net asset value per share. The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which
Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company.

      The net asset value per share is determined as of the close of The New
York Stock Exchange on each day that the exchange is open for trading
(referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of
Trustees has established procedures to value the Fund's securities, in general, based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are priced that day, an event occurs that the Manager deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has authorized the Manager, subject to the Board's review, to ascertain a fair value for such security.  A security's valuation may differ depending on the method used for determining value.

      The offering price that applies to an order from a participating insurance company is based on the next calculation of the net asset value per share that is made after the insurance company (as the Fund's designated agent to receive purchase orders) receives a purchase order from its contract owners to purchase Fund shares on a regular business day, provided that the
Fund receives the order from the insurance company, generally by 9:30 A.M. on the next regular business day at the offices of its Transfer Agent in
Colorado.

      The Fund's net asset value is used to determine the unit value for the separate account that invests in the Fund. Please refer to the accompanying prospectus for the participating insurance company for information on unit values.

|X|   Classes of Shares.  The Fund may offer two different classes of shares.
The class of shares offered by this Prospectus has no class name designation.  The other class of shares designated as Service shares are subject to a Distribution and Service Plan. The impact of the expenses of the
Plan on Service shares is described below.  The class of shares that are not subject to a Plan has no class "name" designation. The different classes of shares represent investments in the same portfolio of securities but are expected to be subject to different expenses and will likely have different share prices.

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay the distributor, for distribution and personal service and maintenance of accounts for the Fund's
Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the
Fund.  The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares.  The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

How Are Shares Redeemed?  As with purchases, only the participating insurance companies that hold Fund shares in their separate accounts for the benefit of variable annuity contracts, variable life insurance policies or other investment products can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares.  Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

      The share price that applies to a redemption order is the next net asset value per share that is determined after the participating insurance company (as the Fund's designated agent) receives a redemption request on a regular business day from its contract or policy holder, provided that the
Fund receives the order from the insurance company, generally by 9:30 A.M.
the next regular business day, at the office of its Transfer Agent in
Colorado.  The Fund normally sends payment by Federal Funds wire to the insurance company's account the day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order).  Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended.

Dividends, Capital Gains and Taxes

Dividends.  The Fund intends to declare dividends separately for each class of shares from net investment income, if any, on an annual basis, and to pay those dividends in March on a date selected by the Board of Trustees.
Dividends and distributions will generally be lower for Service shares, which normally have higher expenses. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

      All dividends (and any capital gains distributions) will be reinvested automatically in additional Fund shares at net asset value for the account of the participating insurance company (unless the insurance company elects to have dividends or distributions paid in cash).

Capital Gains.  The Fund may realize capital gains on the sale of portfolio securities.  If it does, it may make distributions out of any net short-term or long-term capital gains in March of each year.  The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Taxes.  For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company.

      This information is only a summary of certain federal income tax information about an investment in Fund shares.  You should consult with your tax advisor or your participating insurance company representative about the effect of an investment in the Fund under your contract or policy.

INFORMATION AND SERVICES

For More Information on Oppenheimer Value Fund/VA

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION.  This document includes additional information about the Fund's investment policies, risks, and operations.
It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS.  Additional information about the Fund's investments and performance will be available in the Fund's Annual and
Semi-Annual Reports to shareholders. The Annual Report will include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

FINANCIAL HIGHLIGHTS
OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

SIX
MONTHS                                                                  YEAR

ENDED                                                                 ENDED
                                          JUNE 30,
2002                                                          DECEMBER 31,
NON-SERVICE SHARES                         (UNAUDITED)          2001
2000          1999          1998          1997
================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period           $ 40.72       $ 70.77       $
82.31       $ 44.83       $ 40.96       $ 38.71
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.06)          .23
..53          (.09)         (.05)          .10
 Net realized and unrealized gain (loss)          (6.93)       (21.38)
(8.59)        37.57          5.09          4.01
--------------------------------------------------------------------------------
 Total from investment operations                 (6.99)       (21.15)
(8.06)        37.48          5.04          4.11
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.23)         (.54)
--            --          (.10)         (.09)
 Distributions from net realized gain                --         (8.36)
(3.48)           --         (1.07)        (1.77)

--------------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                     (.23)        (8.90)
(3.48)           --         (1.17)        (1.86)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $33.50        $40.72
$70.77        $82.31        $44.83        $40.96

================================================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (17.24)%      (31.27)%
(11.24)%       83.60%        12.36%        11.67%

================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)    $1,245,904    $1,621,550
$2,595,101    $2,104,128    $1,077,960      $877,807
--------------------------------------------------------------------------------
 Average net assets (in thousands)           $1,443,476    $1,898,088
$2,978,465    $1,314,349    $  954,848      $753,852
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (0.32)%        0.47%
0.65%        (0.17)%       (0.12)%        0.31%
 Expenses                                          0.67%         0.68%
0.64%         0.67%         0.71%         0.73%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate                             32%          134%
39%           66%           80%           88%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS  Continued

SIX MONTHS                        YEAR

ENDED                       ENDED

JUNE 30, 2002                DECEMBER 31,
 SERVICE
SHARES
(UNAUDITED)          2001       2000(1)
================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of
period                                                      $40.70
$70.77        $97.75
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment
income
..01           .19           .20
 Net realized and unrealized
loss                                                           (7.05)
(21.36)       (27.18)

------------------------------------
 Total from investment
operations                                                     (7.04)
(21.17)       (26.98)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment
income                                                        (.20)
(.54)           --
 Distributions from net realized
gain                                                          --
(8.36)           --

------------------------------------
 Total dividends and/or distributions to
shareholders                                        (.20)        (8.90)
--------------------------------------------------------------------------------
 Net asset value, end of
period                                                            $33.46
$40.70        $70.77

===================================

================================================================================
 TOTAL RETURN, AT NET ASSET
VALUE(2)                                                       (17.35)%
(31.31)%      (27.60)%

================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
thousands)                                                            $70
$54            $1
--------------------------------------------------------------------------------
 Average net assets (in
thousands)                                                            $67
$31            $1
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income
(loss)                                                               (0.50)%
0.09%         1.14%

Expenses
0.86%         0.83%         0.64%
--------------------------------------------------------------------------------
 Portfolio turnover
rate
32%          134%           39%

1. For the period from October 16, 2000 (inception of offering) to December 31,
2000.
2. Assumes an  investment on the business day before the first day of the fiscal period  (or  inception  of  offering),  with  all  dividends  and  distributions reinvested in additional shares on the reinvestment  date, and redemption at the net asset value calculated on the last business day of the fiscal period.  Total returns are not  annualized  for periods  less than one full year.  Total return information  does not reflect  expenses that apply at the separate account level or to related  insurance  products.  Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS
OPPENHEIMER BOND FUND/VA

                                                   SIX
MONTHS                                                               YEAR

ENDED                                                              ENDED
                                                JUNE 30,
2002                                                       DECEMBER 31,
 NON-SERVICE SHARES                               (UNAUDITED)         2001
2000          1999          1998         1997
--------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
 Net asset value, beginning of period          $ 11.21    $ 11.25
$11.52       $ 12.32       $ 11.91      $ 11.63
--------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income                                   .40           .81
..94           .88           .72          .76
 Net realized and unrealized gain (loss)                (.16)          .03
(.29)        (1.06)          .07          .28

-------------------------------------------------------------------------------
 Total from investment operations                        .24           .84
..65          (.18)          .79         1.04
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:

 Dividends from net investment income                   (.83)         (.88)
(.92)         (.57)         (.20)        (.72)
 Distributions from net realized gain                     --
--           --          (.05)         (.18)        (.04)

-------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.83)         (.88)
(.92)         (.62)         (.38)        (.76)
--------------------------------------------------------------------------------
 Net asset value, end of period                      $ 10.62       $ 11.21      $
11.25       $ 11.52       $ 12.32      $ 11.91

===============================================================================
--------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                    2.37%         7.79%
6.10%        (1.52)%        6.80%        9.25%

--------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)           $662,794      $693,701
$562,345      $601,064      $655,543     $520,078
--------------------------------------------------------------------------------
 Average net assets (in thousands)                  $673,282      $638,820
$557,873      $633,059      $586,242     $449,760
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                                  7.16%         7.93%
7.94%         7.22%         6.31%        6.72%
 Expenses                                               0.74%         0.77%
0.76%         0.73%         0.74%(3)     0.78%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate                                 126%          186%
260%          256%           76%         117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all
dividends and distributions reinvested in additional shares on the reinvestment date, and redemption
at the net asset value calculated on the last business day of the fiscal period.
Total returns are
not annualized for periods less than one full year. Total return information does not reflect
expenses that apply at the separate account level or to related insurance products.
Inclusion of
these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                             PERIOD ENDED
                                                         JUNE 30, 2002(1)
 SERVICE SHARES                                               (UNAUDITED)
---------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                             $ 10.46
---------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                .02
 Net realized and unrealized gain                                     .14
                                                             --------------
 Total from investment operations                                     .16
                                                            --------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                  --
 Distributions from net realized gain                                  --
                                                             -------------
 Total dividends and/or distributions to shareholders                  --
---------------------------------------------------------------------------
 Net asset value, end of period                                    $10.62
                                                             ==============

---------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                                 1.53%

---------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                             $63
---------------------------------------------------------------------------
 Average net assets (in thousands)                                    $10
---------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                               5.56%
 Expenses                                                            0.98%
---------------------------------------------------------------------------
 Portfolio turnover rate                                              126%

1. For the period from May 1, 2002 (inception of offering) to June 30, 2002.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS
OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                                            SIX
MONTHS                                                                 YEAR

ENDED                                                                ENDED
                                         JUNE 30,
2002                                                         DECEMBER 31,
 NON-SERVICE SHARES                        (UNAUDITED)          2001
2000          1999         1998          1997
================================================================================

 PER SHARE OPERATING DATA
 Net asset value, beginning of period           $36.58        $46.63
$49.84        $36.67       $32.44       $27.24
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .05           .18
..27           .06          .13           .25
 Net realized and unrealized gain (loss)         (7.04)        (5.86)
..02         14.68         7.28          6.62

----------------------------------------------------------------------------
 Total from investment operations                (6.99)        (5.68)
..29         14.74         7.41          6.87
--------------------------------------------------------------------------------
 Dividends and/or distributions
  to shareholders:
 Dividends from net investment income             (.18)         (.27)
(.06)         (.13)        (.24)         (.15)
 Distributions from net realized gain               --         (4.10)
(3.44)        (1.44)       (2.94)        (1.52)

----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.18)        (4.37)
(3.50)        (1.57)       (3.18)        (1.67)
--------------------------------------------------------------------------------
 Net asset value, end of period                 $29.41        $36.58
$46.63        $49.84       $36.67        $32.44

============================================================================
================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)            (19.19)%      (12.58)%
(0.23)%       41.66%       24.00%        26.68%

================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)   $1,602,149    $1,975,345
$2,095,803    $1,425,197     $768,550      $493,906
--------------------------------------------------------------------------------
 Average net assets (in thousands)          $1,874,104    $2,000,314
$1,922,099    $1,002,835     $609,246      $390,447
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                            0.33%         0.51%
0.66%         0.21%        0.50%         1.02%
 Expenses                                         0.65%         0.68%
0.67%         0.70%        0.75%(3)      0.75%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate                            21%           45%
38%           56%          56%           66%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SIX MONTHS         PERIOD

ENDED          ENDED

JUNE 30, 2002   DECEMBER 31,
 SERVICE
SHARES
(UNAUDITED)           2001(1)
================================================================================

 PER SHARE OPERATING
DATA
 Net asset value, beginning of
period                                                                $
36.56        $ 31.66
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment
income
..18             --(2)
 Net realized and unrealized gain
(loss)
(7.23)          4.90

-----------------------
 Total from investment
operations
(7.05)          4.90
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment
income
(.18)            --
 Distributions from net realized
gain
--             --

-----------------------
 Total dividends and/or distributions
 to
shareholders
(.18)            --
--------------------------------------------------------------------------------
 Net asset value, end of
period
$29.33         $36.56

=======================

================================================================================
 TOTAL RETURN, AT NET ASSET
VALUE(3)
(19.39)%        15.51%

================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in
thousands)
$4,297            $90
--------------------------------------------------------------------------------
 Average net assets (in
thousands)
$1,103            $16
--------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment
income
0.27%          0.11%

Expenses
0.80%          0.81%
--------------------------------------------------------------------------------
 Portfolio turnover
rate
21%            45%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS
OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                              SIX
MONTHS                                                                  YEAR

ENDED                                                                 ENDED
                                           JUNE 30,
2002                                                          DECEMBER 31,
 NON-SERVICE SHARES                          (UNAUDITED)          2001
2000          1999          1998          1997
================================================================================

 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period             $22.84        $30.33
$33.41        $22.07        $21.37        $17.67
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                               .11           .17
..27           .14           .24           .25
 Net realized and unrealized gain (loss)           (1.74)        (3.85)
1.82         12.21          2.64          3.68
--------------------------------------------------------------------------------
 Total from investment operations                  (1.63)        (3.68)
2.09         12.35          2.88          3.93
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income               (.11)         (.19)
(.09)         (.14)         (.46)         (.23)
 Dividends in excess of net investment income         --            --
--          (.13)           --            --
 Distributions from net realized gain                 --         (3.62)
(5.08)         (.74)        (1.72)           --

--------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                    (.11)        (3.81)
(5.17)        (1.01)        (2.18)         (.23)
--------------------------------------------------------------------------------
 Net asset value, end of period                   $21.10        $22.84
$30.33        $33.41        $22.07        $21.37

================================================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)               (7.18)%      (12.04)%
5.09%        58.48%        14.11%        22.42%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)     $1,881,656    $1,905,890
$2,136,420    $1,762,366    $1,135,029      $959,110
--------------------------------------------------------------------------------
 Average net assets (in thousands)            $1,937,943    $1,918,335
$2,116,100    $1,251,190    $1,055,123      $802,389
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                              1.01%         0.70%
0.83%         0.57%         1.22%         1.51%
 Expenses                                           0.66%         0.70%
0.68%         0.69%         0.74%(3)      0.76%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate                              15%           39%
50%           64%           81%           67%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SIX
MONTHS                        YEAR

ENDED                       ENDED
                                                  JUNE 30, 2002
DECEMBER 31,
 SERVICE SHARES                                     (UNAUDITED)          2001
2000(1)
================================================================================

 PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                   $ 22.78       $ 30.30
$ 32.65
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                      .10
..21           .03
 Net realized and unrealized loss                         (1.74)
(3.92)        (2.38)
--------------------------------------------------------------------------------
 Total from investment operations                         (1.64)
(3.71)        (2.35)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                      (.10)
(.19)           --
 Distributions from net realized gain                        --
(3.62)           --

------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           (.10)
(3.81)           --
--------------------------------------------------------------------------------
 Net asset value, end of period                          $21.04
$22.78        $30.30

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                      (7.24)%
(12.17)%      (7.20)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)               $34,087
$20,467          $983
--------------------------------------------------------------------------------
 Average net assets (in thousands)                      $26,765       $
8,502          $325
--------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                     0.88%
0.44%         0.60%
 Expenses                                                  0.85%
0.85%         0.83
--------------------------------------------------------------------------------
 Portfolio turnover rate                                     15%
39%           50%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS
OPPENHEIMER HIGH INCOME FUND/VA

SIX
MONTHS                                                                  YEAR

ENDED                                                                 ENDED
                                         JUNE 30,
2002                                                          DECEMBER 31,
NON-SERVICE SHARES                         (UNAUDITED)          2001
2000          1999          1998          1997
================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period          $   8.54      $   9.27      $
10.72      $  11.02      $  11.52      $  11.13
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .28           .84
1.00          1.01           .95           .94
Net realized and unrealized gain (loss)           (.55)         (.62)
(1.36)         (.55)         (.90)          .37

-------------------------------------------------------------------------------
Total from investment operations                  (.27)          .22
(.36)          .46           .05          1.31
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.85)         (.95)
(1.09)         (.76)         (.25)         (.91)
Distributions from net realized gain                --            --
--            --          (.30)         (.01)
Total dividends and/or distributions
to shareholders                                   (.85)         (.95)
(1.09)         (.76)         (.55)         (.92)
--------------------------------------------------------------------------------
Net asset value, end of period                $   7.42      $   8.54      $
9.27      $  10.72      $  11.02      $  11.52

===============================================================================

================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)              (3.56)%        1.97%
(3.74)%        4.29%         0.31%        12.21%

================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $328,400      $344,788
$333,533      $340,829      $328,563      $291,323
--------------------------------------------------------------------------------
Average net assets (in thousands)             $353,676      $347,723
$329,260      $340,519      $322,748      $223,617
--------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                             7.60%         9.94%
10.47%         9.61%         8.65%         8.88%
Expenses                                          0.77%         0.79%
0.79%         0.75%         0.78%(3)      0.82%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate                             34%           46%
31%           33%          161%          168%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS
OPPENHEIMER MAIN STREET GROWTH AND INCOME FUND/VA

SIX
MONTHS                                                                  YEAR

ENDED                                                                 ENDED
                                         JUNE 30,
2002                                                          DECEMBER 31,
NON-SERVICE SHARES                         (UNAUDITED)          2001
2000          1999          1998          1997
================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period           $ 18.99       $ 21.26       $
24.63       $ 20.48       $ 20.58       $ 16.37
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .06           .13
..10           .11           .13           .19
Net realized and unrealized gain (loss)          (1.38)        (2.29)
(2.14)         4.29           .92          4.91

--------------------------------------------------------------------------------
Total from investment operations                 (1.32)        (2.16)
(2.04)         4.40          1.05          5.10
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.13)         (.11)
(.09)         (.09)         (.05)         (.17)
Distributions from net realized gain                --            --
(1.24)         (.16)        (1.10)         (.72)

--------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.13)         (.11)
(1.33)         (.25)        (1.15)         (.89)
--------------------------------------------------------------------------------
Net asset value, end of period                  $17.54        $18.99
$21.26        $24.63        $20.48        $20.58

================================================================================

================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)              (7.03)%      (10.16)%
(8.78)%       21.71%         4.70%        32.48%

================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)    $1,036,305    $1,074,945
$1,009,823      $555,311      $308,353      $155,368
--------------------------------------------------------------------------------
Average net assets (in thousands)           $1,094,872    $1,028,913    $
809,662      $391,063      $234,306      $ 94,906
--------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                             0.72%         0.73%
0.69%         0.63%         0.74%         1.15%
Expenses                                          0.68%         0.73%
0.73%         0.78%         0.79%(3)      0.83%(3)
--------------------------------------------------------------------------------
Portfolio turnover rate                             38%           69%
63%          118%           86%           79%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

SIX
MONTHS                                                    YEAR

ENDED                                                   ENDED
                                                     JUNE 30,
2002                                            DECEMBER 31,
NON-SERVICE SHARES                                    (UNAUDITED)
2001            2000        1999       1998(1)
================================================================================
PER SHARE OPERATING DATA
 Net asset value, beginning of period                      $ 11.05       $
11.09         $ 14.07      $ 9.60        $10.00
--------------------------------------------------------------------------------
 Income (loss) from investment operations:

 Net investment income (loss)                                   --(2)
--(2)         (.03)       (.02)         (.02)
 Net realized and unrealized gain (loss)                       .04
(.04)          (2.35)       4.49          (.38)

----------------------------------------------------------------
 Total from investment operations                              .04
(.04)          (2.38)       4.47          (.40)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net realized gain                               --
--            (.60)         --            --
--------------------------------------------------------------------------------
 Net asset value, end of period                            $ 11.09       $
11.05         $ 11.09      $14.07        $ 9.60

================================================================
================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                         0.36%
(0.36)%        (18.34)%      46.56%       (4.00)%

================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                  $22,720
$18,514         $14,599      $6,927          $994
--------------------------------------------------------------------------------
 Average net assets (in thousands)                         $21,277
$15,307         $12,576      $2,738          $441
--------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income (loss)                                0.00%(2)
(0.01)%         (0.29)%     (0.37)%       (0.79)%
 Expenses                                                    0.94%
1.05%           1.37%       1.83%         0.87%(5)
 Expenses, net of reduction to custodian fees                  N/A
N/A           1.35%       1.34%           N/A
--------------------------------------------------------------------------------
 Portfolio turnover rate                                       67%
213%            162%        176%           61%

1. For the period from May 1, 1998 (inception of offering) to December 31,
1998.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the
reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return
information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods
shown.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS
OPPENHEIMER MONEY FUND/VA

SIX
MONTHS

YEAR
ENDED
NON-SERVICE SHARES                     (UNAUDITED)                         ENDED
JUNE 30, 2002       DECEMBER 31, 2000          1999          1998          1997
================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period            $ 1.00        $ 1.00        $
1.00        $ 1.00        $ 1.00        $ 1.00
--------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain            .01           .04
..06           .05           .05           .05
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders    (.01)         (.04)
(.06)         (.05)         (.05)         (.05)
--------------------------------------------------------------------------------
 Net asset value, end of period                   $1.00         $1.00
$1.00         $1.00         $1.00         $1.00

===============================================================================

================================================================================
 TOTAL RETURN(1)                                   0.76%         3.85%
6.26%         4.96%         5.25%         5.31%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $385,878      $370,229
$215,771      $201,066      $151,799      $126,782
--------------------------------------------------------------------------------
 Average net assets (in thousands)             $379,950      $288,106
$204,586      $166,727      $137,633      $133,707
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                             1.52%         3.59%
5.98%         4.87%         5.12%         5.19%
 Expenses                                          0.47%         0.52%
0.51%         0.48%         0.50%(3)      0.48%(3)

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS
OPPENHEIMER MULTIPLE STRATEGIES FUND/VA

SIX
MONTHS                                                                     YEAR

ENDED                                                                    ENDED
                                         JUNE 30,
2002                                                             DECEMBER 31,
 NON-SERVICE SHARES                         (UNAUDITED)          2001
2000          1999          1998            1997
--------------------------------------------------------------------------------

 PER SHARE OPERATING DATA
 Net asset value, beginning of period           $ 15.40       $ 16.55       $
17.46       $ 17.05       $ 17.01       $ 15.63
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .26           .53
..72           .82           .71           .62
 Net realized and unrealized gain (loss)          (1.28)         (.19)
..38          1.04           .42          1.95

--------------------------------------------------------------------------------
 Total from investment operations                 (1.02)          .34
1.10          1.86          1.13          2.57
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.51)         (.64)
(.82)         (.59)         (.16)         (.61)
 Distributions from net realized gain              (.21)         (.85)
(1.19)         (.86)         (.93)         (.58)

--------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.72)        (1.49)
(2.01)        (1.45)        (1.09)        (1.19)
--------------------------------------------------------------------------------
 Net asset value, end of period                 $ 13.66       $ 15.40       $
16.55       $ 17.46       $ 17.05       $ 17.01

================================================================================
--------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)              (7.00)%        2.22%
6.44%        11.80%         6.66%        17.22%

--------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)      $526,223      $593,033
$589,298      $578,783      $622,333      $637,545
--------------------------------------------------------------------------------
 Average net assets (in thousands)             $570,515      $599,324
$566,724      $593,151      $640,131      $564,369
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income                             3.39%         3.42%
4.36%         4.46%         4.05%         3.86%
 Expenses                                          0.75%         0.76%
0.76%         0.73%         0.76%(3)      0.75%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate                             12%           30%
42%           17%           43%           42%

1. Assumes an  investment on the business day before the first day of the fiscal period, with all dividends and distributions  reinvested in additional shares on the  reinvestment  date, and redemption at the net asset value calculated on the last business day of the fiscal  period.  Total returns are not  annualized  for periods  less than one full year.  Total  return  information  does not  reflect expenses  that  apply at the  separate  account  level or to  related  insurance products.  Inclusion of these charges would reduce the total return  figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

FINANCIAL HIGHLIGHTS
OPPENHEIMER STRATEGIES BOND FUND/VA

SIX
MONTHS                                                                  YEAR

ENDED                                                                 ENDED
                                            JUNE 30,
2002                                                          DECEMBER 31,
NON-SERVICE SHARES                            (UNAUDITED)         2001
2000          1999          1998           1997
--------------------------------------------------------------------------------

PER SHARE OPERATING DATA
Net asset value, beginning of period             $   4.62     $   4.69      $
4.97      $   5.12      $   5.12       $   5.09
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .14          .41
..41           .45           .39            .39
Net realized and unrealized gain (loss)              (.05)        (.19)
(.28)         (.31)         (.24)           .04

--------------------------------------------------------------------------------
Total from investment operations                      .09          .22
..13           .14           .15            .43
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                 (.37)        (.29)
(.41)         (.29)         (.09)          (.39)
Distributions from net realized gain                   --           --
--            --          (.06)          (.01)

-------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (.37)        (.29)
(.41)         (.29)         (.15)          (.40)
--------------------------------------------------------------------------------
Net asset value, end of period                   $   4.34     $   4.62      $
4.69      $   4.97      $   5.12       $   5.12

================================================================================

================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)                  2.04%        4.85%
2.63%         2.83%         2.90%          8.71%

================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $372,715     $351,686
$304,562      $282,086      $279,200       $207,839
--------------------------------------------------------------------------------
Average net assets (in thousands)                $361,725     $330,711
$289,923      $278,668      $250,227       $159,934
--------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                6.87%        8.78%
9.23%         9.08%         8.17%          8.23%
Expenses                                             0.79%        0.79%
0.79%         0.78%         0.80%(3)       0.83%(3)
Expenses, net of reduction to custodian
expenses and/or voluntary reimbursement
of expenses                                          0.76%         N/A
N/A           N/A           N/A            N/A
--------------------------------------------------------------------------------
Portfolio turnover rate                                36%         104%
104%           81%          134%           150%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

How to Get More Information

You can request the Statement of Additional Information, the Annual and
Semi-Annual Reports, (when available) the notice explaining the Fund's privacy policy and other information about the Fund, or instructions on how to contact the sponsor of your insurance product:
--------------------------------------------------------------------------------
By Telephone:                         Call OppenheimerFunds Services
                                      toll-free:
                                      1.800.981.2871
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                              Write to:
                                      OppenheimerFunds Services
                                      P.O. Box 5270
                                      Denver, Colorado 80217-5270
--------------------------------------------------------------------------------

Information about the Fund including the Statement of Additional
Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference
Room may be obtained by calling the SEC at 1.202.942.8090.  Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after
                              -----------
payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the
Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.
The Fund's SEC File No.: 811-4108
PR0642.001.0802
Printed on recycled paper.

--------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
--------------------------------------------------------------------------------

6803 S. Tucson Way, Centennial, Colorado 80112

1.800.981.2871

Statement of Additional Information dated May 1, 2002, revised December 1, 2002

OPPENHEIMER  VARIABLE  ACCOUNT  FUNDS (the  "Trust")  is an  investment  company consisting of 11 separate Funds (the "Funds"):

Oppenheimer Aggressive Growth Fund/VA
Oppenheimer Bond Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA
Oppenheimer Main Street(R)Growth & Income Fund/VA
Oppenheimer Main Street(R)Small Cap Fund/VA
      (named "Oppenheimer Small Cap Growth Fund" prior to May 1, 2001)
Oppenheimer Money Fund/VA
Oppenheimer Multiple Strategies Fund/VA
Oppenheimer Strategic Bond Fund/VA
Oppenheimer Value Fund/VA

Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity contracts and other insurance company separate accounts, as described in the Prospectuses for the Funds and for the insurance products you have selected.

     This Statement of Additional Information is not a Prospectus. This document contains  additional  information about the Funds and the Trust, and supplements information in the Funds'  Prospectuses dated May 1, 2002 and dated December 23,
2002  for  Oppenheimer  Value  Fund/VA.  It  should  be read  together  with the
Prospectuses.  You can obtain a  Prospectus  by  writing to the Funds'  Transfer
Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver, Colorado 80217, or
by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                                        Page
About the Funds

Additional Information About the Funds' Investment Policies and Risks.. 3

About Your Account

Financial Information About the Funds *

*This Statement of Additional Information is available via internet websites, in two parts.  This text  comprises  the first part.  The second part  contains the
Independent  Auditors'  Reports and Financial  Statements  for each Fund.  Since
Oppenheimer Value Fund/ VA recently commenced  operations,  there are no reports or Financial  Statements currently available for that Fund. The two parts should be read  together  with the  Prospectuses  for the Funds  and for the  insurance products you have selected.  These documents can be viewed or downloaded  online with Adobe Acrobat Reader. Call 1.888.470.0861 if you want the domain name of an
insurance   sponsor's   website  that  displays  this  Statement  of  Additional
Information  online, if you have technical  difficulties,  or to request a paper copy of this Statement of Additional Information at no charge.

--------------------------------------------------------------------------------
ABOUT THE FUNDS
--------------------------------------------------------------------------------

Additional Information About the Funds' Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main risks of the Funds are described in the Funds'  Prospectuses.  This Statement of
Additional  Information contains  supplemental  information about those policies and  risks and the  types of  securities  that the  Funds'  investment  Manager,
OppenheimerFunds, Inc., can select for the Funds. Additional information is also provided  about the  strategies  that each  Fund may use to try to  achieve  its objective.  The full name of each Fund is shown on the cover  page,  after which the word "Oppenheimer" is omitted from these names to conserve space.

The Funds' Investment Policies. The composition of the Funds' portfolios and the
techniques  and  strategies  that  the  Manager  uses  in  selecting   portfolio
securities  will vary over time.  The Funds are not  required  to use all of the investment  techniques  and strategies  described  below at all times in seeking their  goals.  They  may  use  some of the  special  investment  techniques  and strategies at some times or not at all.

      In selecting securities for the Funds' portfolios, the Manager evaluates the merits of particular securities primarily through the exercise of its own investment analysis. That process may include, among other things:
o     evaluation of the issuer's historical operations,
o     prospects for the industry of which the issuer is part,
o     the issuer's financial condition,
o     its pending product developments and business (and those of competitors),
o     the effect of general market and economic conditions on the issuer's business, and
o     legislative proposals that might affect the issuer.

     The Funds are categorized by the types of investment they make.  Aggressive
Growth Fund/VA,  Capital Appreciation  Fund/VA,  Global Securities Fund/VA, Main
Street(R)Small Cap  Fund/VA,  and Value  Fund/VA can be  categorized  as "Equity
Funds." High Income  Fund/VA,  Bond Fund/VA,  and Strategic  Bond Fund/VA can be
categorized  as "Fixed  Income  Funds."  Multiple  Strategies  Fund/VA  and Main
Street(R)Growth & Income  Fund/VA  share  the  investment  characteristics  (and certain  of the  Investment  Policies)  of both the  Equity  Funds and the Fixed
Income Funds,  depending upon the  allocations  determined  from time to time by their  portfolio  managers.  The  allocation  of Main  Street(R)Growth  & Income
Fund/VA's portfolio to equity securities is generally  substantially larger than its allocation to fixed-income  securities.  Money Fund/VA's investment policies
are  explained   separately;   however,   discussion   below  about   investment
restrictions,  repurchase agreements, illiquid securities and loans of portfolio securities also apply to Money Fund/VA.

      |X|  Investments in Equity Securities. The Equity Funds focus their investments in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected not only for their appreciation possibilities but because they may provide dividend income. At times, a Fund may have substantial amounts of its assets invested in securities of issuers in one or more capitalization ranges, based upon the Manager's use of its investment strategies and its judgment of where the best market opportunities are to seek a Fund's objective.

     Small-cap  growth  companies  may offer greater  opportunities  for capital appreciation  than securities of large,  more  established  companies.  However, these securities also involve greater risks than securities of larger companies.
Securities  of small  capitalization  issuers  may be subject  to greater  price volatility  in general  than  securities  of  large-cap  and mid-cap  companies.
Therefore,  to the degree that a Fund has investments in smaller  capitalization companies at times of market volatility,  that Fund's share prices may fluctuate more.  Those  investments may be limited to the extent the Manager believes that such  investments  would  be  inconsistent  with  the  goal of  preservation  of principal.

     Growth Investing.  In selecting equity investments,  the portfolio managers for the Equity Funds may from time to time use a growth investing style, a value investing  style,  or a  combination  of both. In using a growth  approach,  the portfolio managers seek securities of "growth"  companies.  Growth companies are those  companies  that the Manager  believes are entering into a growth cycle in their business,  with the  expectation  that their stock will increase in value.
They  may  be  established  companies,  as  well  as,  newer  companies  in  the development stage.  Growth companies may have a variety of characteristics  that in the Manager's view define them as "growth" issuers.

      Growth companies may be generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the Manager believes are favorable for the long term. The portfolio managers of the Funds look for growth companies with strong, capable management sound financial and accounting policies, successful product development and marketing and other factors.

      Value Investing. In selecting equity investments, the portfolio managers for the Equity Funds in particular may from time to time use a value investing style.
In using a value approach, the portfolio managers seek stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios, rather than seeking stocks of "growth" issuers. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that a Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures that can be used to identify these securities include, among others:
      Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.
      Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value.
      Dividend Yield is measured by dividing the annual dividend by the stock price per share.
      Valuation of Assets, which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

      Convertible Securities.  While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) causes them to be regarded by the Manager more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.  Convertible securities are subject to the credit risks and interest rate risks described below in "Debt
Securities."

      To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:

(1)   whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,
(2)   whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)   the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

Rights and Warrants.  The Funds may invest in warrants or rights. They do not expect that their investments in warrants and rights will exceed 5% of their total
assets. o   That limit does not apply to warrants and rights that the Funds have acquired as part of units of securities or that are attached to other securities.
No more than 2% of Value Fund/VA's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange.

      Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X|         Preferred Stocks. Preferred stocks are equity securities but have certain attributes of debt securities. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.
"Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before the issuer can pay dividends on common shares.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest prior to maturity rates decline. Preferred stock may be "participating"
stock, which means that it may be entitled to a dividend exceeding the stated
dividend in certain cases.

      Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital as debt securities and may not offer the same degree of assurance of continued income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of its liquidation.

      |X|  Investments in Bonds and Other Debt Securities.  The Fixed Income Funds
in particular can invest in bonds, debentures and other debt securities to seek current income as part of their investment objectives.

      A Fund's debt investments can include investment-grade and non-investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc.,
("Moody's") or at least "BBB" by Standard & Poor's Rating Services ("S&P") or
Fitch, Inc. ("Fitch") or that have comparable ratings by another nationally recognized rating organization. In making investments in debt securities, the
Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's credit-worthiness. If the securities that a Fund buys are unrated, to be considered part of a Fund's holdings of investment-grade securities, they must be judged by the Manager to be of comparable quality to bonds rated as investment grade by a rating organization

      U.S. Government Securities. These are securities issued or guaranteed by the
U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.  The Funds will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to the agency or instrumentality is minimal.

o     U.S. Treasury Obligations. These include Treasury bills (maturities of one year or less when issued), Treasury notes (maturities of one to 10 years), and
Treasury bonds (maturities of more than 10 years). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

o     Treasury Inflation-Protection Securities. The Funds can buy these TIPS, which are designed to provide an investment vehicle that is not vulnerable to inflation.
The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government
National Mortgage Association ("GNMA") pass-through mortgage certificates (called
"Ginnie Maes"). Some are supported by the right of the issuer to borrow from the
U.S. Treasury under certain circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations
("Freddie Macs").

|X|   U.S. Government Mortgage-Related Securities. The Funds can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

o     GNMA Certificates.  The Government National Mortgage Association is a
wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban Development.  GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages.  Ginnie
Maes are debt securities representing an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing Administration or the Farmers
Home Administration or guaranteed by the Veterans Administration.

      The Ginnie Maes in which the Funds invest are of the "fully modified pass-through" type. They provide that the registered holders of the Ginnie Maes will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of the Ginnie Maes, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The Ginnie Maes purchased by the Funds are guaranteed as to timely payment of principal and interest by GNMA.  In giving that guaranty, GNMA expects that payments received by the issuers of Ginnie Maes on account of the mortgages backing the Ginnie Maes will be sufficient to make the required payments of principal of and interest on those Ginnie Maes. However, if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances sufficient for the payments.  If the issuers fail to make those payments, GNMA will do so.

      Under federal law, the full faith and credit of the United States is pledged to the payment of all amounts that may be required to be paid under any guaranty issued by GNMA as to such mortgage pools.  An opinion of an Assistant Attorney
General of the United States, dated December 9, 1969, states that such guaranties
"constitute general obligations of the United States backed by its full faith and credit."  GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under those guaranties.

      Ginnie Maes are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages. Except to the extent of payments received by the issuers on account of such mortgages, Ginnie
Maes do not constitute a liability of those issuers, nor do they evidence any recourse against those issuers. Recourse is solely against GNMA.  Holders of Ginnie
Maes (such as the Funds) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the
Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the
Ginnie Maes in the Funds are subject to prepayment without any significant premium or penalty, at the option of the mortgagors.  While the mortgages on one-to-four family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less.

o     Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a
corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans.  FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in:
(i)   interest payments less servicing and guarantee fees,
(ii)  principal prepayments, and
(iii) the ultimate collection of amounts representing the holder's proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC Certificate, in each case whether or not such amounts are actually received.

      The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

o     Federal National Mortgage  Association (Fannie Mae) Certificates.  Fannie Mae,
a   federally-chartered   and   privately-owned   corporation,   issues  Fannie  Mae
Certificates  which are backed by a pool of mortgage  loans.  Fannie Mae  guarantees to each registered  holder of a Fannie Mae Certificate  that the holder will receive amounts representing the holder's  proportionate interest in scheduled principal and interest payments, and any principal prepayments,  on the mortgage loans in the pool represented  by  such  Certificate,  less  servicing  and  guarantee  fees,  and the holder's  proportionate  interest in the full principal  amount of any foreclosed or other  liquidated  mortgage loan. In each case the guarantee  applies whether or not those  amounts  are  actually  received.  The  obligations  of Fannie  Mae under its guarantees  are  obligations  solely  of Fannie  Mae and are not  backed by the full faith and credit of the United  States or any of its  agencies or  instrumentalities other than Fannie Mae.

|X|   Zero-Coupon U.S. Government Securities.  The Funds may buy zero-coupon U.S.
government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of
Fund shares.

         Special Risks of Lower-Grade Securities. Because lower-grade securities tend to offer higher yields than investment grade securities, a Fund may invest in lower grade securities if the Manager is trying to achieve greater income (and, in some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for a Fund's portfolio).

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional
Information.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or
Fitch are investment-grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.
Definitions of the debt security ratings categories of Moody's, Standard & Poor's and Fitch are included in Appendix A to this Statement of Additional Information.

o     Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Funds buy them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes).
However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Funds' net asset values will be affected by those fluctuations.

      |X|   Floating Rate and Variable Rate Obligations.  Some securities the Funds can purchase have variable or floating interest rates.  Variable rates are adjusted at stated periodic intervals.  Variable rate obligations can have a demand feature that allows the Funds to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Funds' quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest.
Generally, the issuer must provide a specified number of days' notice to the holder.

      |X| Asset-Backed Securities.  Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans.
They are issued by trusts or special-purpose corporations.  They are similar to mortgage-backed securities, described below, and are backed by a pool of assets that consist of obligations of individual borrowers.  The income from the pool is passed through to the holders of participation interest in the pools.  The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.
However, the enhancement, if any, might not be for the full par value of the security.  If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, that Fund could suffer losses on its investment or delays in receiving payment.

      The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described below. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security interest in the underlying collateral.

      |X|  Mortgage-Related Securities.  Mortgage-related securities (also referred to as mortgage-backed securities) are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits
("REMICs") and other real-estate related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk
(depending on the nature of the issuer). Privately issued mortgage-related securities have some credit risk, as the underlying mortgage may not fully collateralize the obligation and full payment of them is not guaranteed.  Both types of mortgage-related securities are subject to interest rate risks and prepayment risks, as described in the Prospectuses.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fixed Income Funds and Value
Fund/VA can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of that Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium that Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, that Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on a Fund's mortgage-related securities were to decrease broadly, that Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o     Forward Rolls.  The Funds can enter into "forward roll" transactions with respect to mortgage-related securities (also referred to as "mortgage dollar rolls").  In this type of transaction, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold.  Proceeds from the sale are invested in short-term instruments, such as repurchase agreements.  The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Fund in excess of the yield on the securities that have been sold.

      The Funds will only enter into "covered" rolls.  To assure its future payment of the purchase price, the Funds will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

      These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

      Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)   pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or
            Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a
CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate.  Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X|  Foreign Securities. The Equity Funds and the Fixed Income Funds may
invest in foreign securities, and Global Securities Fund/VA expects to have substantial investments in foreign securities. These include equity securities issued by foreign companies and debt securities issued or guaranteed by foreign companies or governments, including supra-national entities.  "Foreign securities"
include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. government or by foreign supra-national entities.
They also include securities of companies (including those that are located in the
U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Value Fund/VA can purchase up to 25% of its total assets in certain equity and debt securities issued or guaranteed by foreign companies or of foreign governments or their agencies and as stated in the Prospectus, the Fund does not concentrate 25% or more of its total assets in the securities of any one foreign government.

      Securities of foreign issuers that are represented by American Depository
Receipts or that are listed on a U.S. securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign securities" for the purpose of a Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Funds may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Funds have available for distribution.
Because a portion of the Funds' investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations.  After the Funds have distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers.  They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the
U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.  The Funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

      Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Fixed Income Funds may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the
International Bank for Reconstruction and Development (commonly called the "World
Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders"
that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings.  A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income.  There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

      The Fixed Income Funds can invest in U.S. dollar-denominated "Brady Bonds."
These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds.  They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds.  Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.  Those uncollateralized amounts constitute what is called the "residual risk."

      If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds.  The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady
Bonds are considered speculative investments.

      Risks of Foreign Investing.  Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities.
Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater volatility and less liquidity on foreign markets than in the U.S.;
o     less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation, confiscatory taxation, currency devaluation, political, financial or social instability or adverse diplomatic developments; and
o     unfavorable differences between the U.S. economy and foreign economies.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

         Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia,
New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The Manager will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goal of preservation of principal.

      The Funds, except for Value Fund/VA, intend to invest less than 5% of their total assets in securities of issuers of Eastern European countries.  The social, political and economic reforms in most Eastern European countries are still in their early stages, and there can be no assurance that these reforms will continue.
Eastern European countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities.
Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in Eastern European countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring. As a result investment opportunities which may currently exist may be threatened.

      The prior authoritarian governments of a number of the Eastern European countries previously expropriated large amounts of real and personal property, which may include property which will be represented by or held by entities issuing the securities a Fund might wish to purchase.  In many cases, the claims of the prior property owners against those governments were never finally settled.  There can be no assurance that any property represented by or held by entities issuing securities purchased by a Fund will not also be expropriated, nationalized, or confiscated.  If that property were confiscated, a Fund could lose a substantial portion of its investments in such countries.  A Fund's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

      |X|  Portfolio Turnover.  "Portfolio turnover" describes the rates at which the Funds traded their portfolio securities during their last fiscal year.  For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. The Funds' portfolio turnover rates will fluctuate from year to year, and any of the Funds may have portfolio turnover rates of more than 100% annually.

Other Investment Techniques and Strategies. In seeking their respective objectives, the Funds may from time to time use the types of investment strategies and investments described below. They are not required to use all of these strategies at all times, and at times may not use them.

      |X|  Investing in Small, Unseasoned Companies. The Funds may invest in securities of small, unseasoned companies, subject to limits (if any) stated in that Fund's Prospectus.  These are companies that have been in operation for less than three years, including the operations of any predecessors.  Securities of these companies may be subject to volatility in their prices. They may have a limited trading market or no trading market, which may adversely affect the Funds'
ability to value them or to dispose of them and can reduce the price the Funds might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Funds are attempting to dispose of their holdings of that security. In that case, a Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X|  When-Issued and Delayed-Delivery Transactions (All Portfolios).   The
Funds may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" or "forward commitment" basis.  When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Funds. During the period between purchase and settlement, no payment is made by the Funds to the issuer and no interest accrues to that portfolio from the investment.  No income begins to accrue to the Funds on a when-issued security until the Funds receive the security at settlement of the trade.

      The Funds will engage in when-issued transactions to secure what the Manager considers to be an advantageous price and yield at the time of entering into the obligation. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause that Fund to lose the opportunity to obtain the security at a price and yield the Manager considers to be advantageous.

      When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage.  Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery against a forward commitment, it may incur a gain or loss.

      At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining that Fund's net asset value.  In a sale transaction, it records the proceeds to be received. That Fund will identify on its books liquid assets at least equal in value to the value of that Fund's purchase commitments until that Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a
Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fixed Income Funds may buy zero-coupon and delayed interest securities, and "stripped" securities of foreign government issuers, which may or may not be backed by the "full faith and credit" of the issuing foreign government, and of domestic and foreign corporations.  The Fixed
Income Funds and Value Fund/VA may also buy zero-coupon and "stripped" U.S.
government securities. Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. government zero-coupon securities.

      |X|  "Stripped" Mortgage-Related Securities. The Fixed Income Funds and Value
Fund/VA can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. These are a form of derivative investment.

      Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or
"P/O." Strips can be created for pass-through certificates or CMOs.

      The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages.  If the underlying mortgages experience greater than anticipated prepayments of principal, that Fund might not fully recoup its investment in an I/O based on those assets.  If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

      |X| Repurchase Agreements. The Funds may acquire securities subject to repurchase agreements.  They may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of
Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Funds buy a security from, and simultaneously resell it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities.  They must meet credit requirements set by the
Manager from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to each Fund's limit on holding illiquid investments. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets (for Value Fund/VA and Money Fund/VA, 10%)
to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less for defensive purposes.

      Repurchase agreements, considered "loans" under the Investment Company Act of
1940 ("Investment Company Act"), are collateralized by the underlying security.
The Funds' repurchase agreements require that at all times while the repurchase agreements are in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Funds may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the Securities and Exchange
Commission, the Funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts.
These balances are invested in one or more repurchase agreements, secured by U.S.
government securities. Securities that are collateral for repurchase agreements are financial assets subject to the Fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

      |X|  Illiquid and Restricted Securities.  Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Funds' investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, that Fund may have to cause those securities to be registered.  The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the
Fund buys the securities. When a Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. That Fund would bear the risks of any downward price fluctuation during that period.

      The Funds may also acquire restricted securities through private placements.
Those securities have contractual restrictions on their public resale. Those restrictions might limit a Fund's ability to dispose of the securities and might lower the amount a Fund could realize upon the sale.

      The Funds have limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Funds' holdings of that security may be considered to be illiquid.

      Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

      |X| Loans of Portfolio Securities.  To raise cash for liquidity purposes or income, the Funds can lend their portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Trustees. Except for Oppenheimer Value Fund/VA, these loans are limited to not more than 10% of the value of that Fund's net assets. The Funds currently do not intend to engage in loans of securities in the coming year, but if they do so, such loans will not
likely exceed 5% of that Fund's total assets.   The Funds may also lend up to 5% of
that Fund's net assets to an affiliated fund, for not more than seven days. The restrictions on making loans of portfolio securities do not apply to Oppenheimer
Value Fund/VA.

      There are some risks in connection with securities lending.  The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Funds must receive collateral for a loan.  Under current applicable regulatory requirements
(which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities.  It must consist of cash, bank letters of credit, or securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which that Fund is permitted to invest.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Funds if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the
Funds.

      When they lend securities, that Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower.  That Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans.  The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X|  Borrowing for Leverage. Each Fund has the ability to borrow from banks on an unsecured basis.  Each Fund has undertaken to limit borrowing to 25% of the value of that Fund's net assets, which is further limited to 10% if borrowing is for a purpose other than to facilitate redemptions.  Investing borrowed funds in portfolio securities is a speculative technique known as "leverage."  The Funds cannot borrow money in excess of 33-1/3% of the value of that Fund's total assets.
The Funds may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Funds can borrow only if they maintain a
300% ratio of assets to borrowings at all times in the manner set forth in the
Investment Company Act. If the value of that Fund's assets fails to meet this 300%
asset coverage requirement, that Fund will reduce its bank debt within three days to meet the requirement.  To do so, that Fund might have to sell a portion of its investments at a disadvantageous time.

      A Fund will pay interest on these loans, and that interest expense will raise the overall expenses of that Fund and reduce its returns.  If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage.
Additionally, that Fund's net asset values per share might fluctuate more than that of funds that do not borrow.  Currently, the Funds do not contemplate using this technique in the next year but if they do so, it will not likely be to a substantial degree.

|X|   Interfund Borrowing and Lending Arrangements. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange
Commission ("SEC"), the Funds may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford a Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow a
Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments.  Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order.

o     Interfund Borrowing. A Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party.  To assure that the Funds will not be disadvantaged by borrowing from an affiliated fund, certain safeguards may be implemented.  Examples of these safeguards include the following:
o     the Funds will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates;
o     the Funds' borrowing from affiliated funds must be consistent with its investment objective and investment policies;
o     the loan rates will be the average of the overnight repurchase agreement rate available through the OppenheimerFunds joint repurchase agreement account and  a pre-established formula based on quotations from independent banks to approximate the lowest interest rate at which bank loans would be available to the Funds;
o     if the Funds have outstanding borrowings from all sources greater than 10% of its total assets, then the Funds must secure each additional outstanding interfund loan by segregating liquid assets of the Funds as collateral;
o     the Funds cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days;
o     each interfund loan may be repaid on any day by the Funds; and
o     the Trustees will be provided with a report of all interfund loans and the
               Trustees will monitor all such borrowings to ensure that the Funds'
               participation is appropriate.

      There is a risk that a borrowing fund could have a loan called on one day's notice.  In that circumstance, the Funds might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund.

o     Interfund Lending. To assure that the Funds will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. Examples of these safeguards include the following:

o     the Funds will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances;
o     the Funds may not make interfund loans in excess of 15% of its net assets;
o     an interfund loan to any one affiliated fund shall not exceed 5% of the Funds net assets;
o     an interfund loan may not be outstanding for more than seven days;
o     each interfund loan may be called on one business day's notice; and
o     the Manager will provide the Trustees reports on all interfund loans demonstrating that the Funds' participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Funds lend assets to another  affiliated  fund, the Funds are subject to the credit that the borrowing fund fails to repay the loan.

      |X|  Derivatives.  The Funds can invest in a variety of derivative investments for hedging purposes. Some derivative investments the Funds can use are the hedging instruments described below in this Statement of Additional
Information.  The Equity Funds do not use, and do not currently contemplate using, derivatives or hedging instruments to a significant degree in the coming year and they are not obligated to use them in seeking their objectives.

      Other derivative investments the Fixed Income Funds can invest in include
"index-linked" notes. Principal and/or interest payments on these notes depend on the performance of an underlying index.  Currency-indexed securities are another derivative these Funds may use.  Typically, these are short-term or intermediate-term debt securities.  Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

      Other derivative investments the Fixed Income Funds can use include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer.  At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity.  Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Manager expected.

      |X| Hedging.  Although the Funds can use hedging instruments, they are not obligated to use them in seeking their objective. To attempt to protect against declines in the market value of the Funds' portfolio, to permit the Funds to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds could:

         sell futures contracts,
         buy puts on such futures or on securities, or

         write covered calls on securities or futures.  Covered calls may also be used to increase the Funds' income, but the Manager does not expect to engage extensively in that practice.

      The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities.  In that case the
Funds would normally seek to purchase the securities and then terminate that hedging position.  The Funds might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Funds could:
         buy futures, or
         buy calls on such futures or on securities.

      The Funds' strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market.  The particular hedging instruments the Funds can use are described below.  The Funds may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Funds' investment objective and are permissible under applicable regulations governing the Funds.

      Futures.  The Funds can buy and sell futures contracts that relate to (1)
broadly-based stock indices (these are referred to as "stock index futures"), (2)
bond indices (these are referred to as "bond index futures"), (3) debt securities
(these are referred to as "interest rate futures"), (4) foreign currencies (these are referred to as "forward contracts") and (5) commodity contracts (these are referred to as commodity futures).

      A broadly-based stock index is used as the basis for trading stock index futures.  They may in some cases be based on stocks of issuers in a particular industry or group of industries.  A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks.  A stock index cannot be purchased or sold directly.  Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index.  These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction.  There is no delivery made of the underlying securities to settle the futures obligation.  Either party may also settle the transaction by entering into an offsetting contract.

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract to close out the position.

      No money is paid or received by the Funds on the purchase or sale of a future.  Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant (the
"futures broker").  Initial margin payments will be deposited with the Funds'
custodian bank in an account registered in the futures broker's name.  However, the futures broker can gain access to that account only under specified conditions.  As the future is marked to market (that is, its value on that Fund's books is changed)
to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Funds may elect to close out their position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund.  Any loss or gain on the future is then realized by that
Fund for tax purposes.  All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      Put and Call Options.  The Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Funds can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described above.

     Writing  Covered Call Options.  The Funds can write (that is, sell) covered calls.  If a Fund sells a call option,  it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding, or, for certain types of calls, the call may be covered by segregating  liquid assets to enable that Fund to satisfy its obligations if the call is exercised. Up to 100%
of a Fund's total assets may be subject to calls that Fund writes.

     When a Fund writes a call on a security, it receives cash (a premium). That
Fund agrees to sell the  underlying  security to a purchaser of a  corresponding call on the same  security  during  the call  period at a fixed  exercise  price regardless  of market price changes  during the call period.  The call period is usually not more than nine months. The exercise price may differ from the market price of the  underlying  security.  That Fund  shares the risk of loss that the price of the underlying  security may decline during the call period.  That risk may be offset to some extent by the premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference  between  the  closing  price  of the call  and the  exercise  price, multiplied by a specified  multiple that  determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case the Fund would keep the cash premium.

     The  Funds'  custodian  bank,  or a  securities  depository  acting for the custodian bank,  will act as the Funds' escrow agent,  through the facilities of the Options  Clearing  Corporation  ("OCC"),  as to the investments on which the
Funds have written  calls traded on exchanges or as to other  acceptable  escrow securities.  In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration of the option or when the Funds enter into a closing transaction.

      When a Fund writes an over-the-counter ("OTC") option, that Fund will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option.  The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money").  When a Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a  "closing purchase transaction."  A Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction.
That Fund may realize a profit if the call expires unexercised, because that Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by a Fund they are taxable as ordinary income.  If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

      A Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract.  To do so, at the time the call is written, that Fund must cover the call by identifying an equivalent dollar amount of liquid assets on its books.  The Fund will identify additional liquid assets if the value of the identified assets drops below 100% of the current value of the future.  Because of this requirement, in no circumstances would that Fund's receipt of an exercise notice as to that future require that Fund to deliver a futures contract. It would simply put that Fund in a short futures position, which is permitted by the Funds' hedging policies.

         Writing Put Options.  Each Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.  The
Funds will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be identified on its books to cover such put options.

      If a Fund writes a put, the put must be covered by identifying liquid assets on its books. The premium the Funds receive from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put.  However, that Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.  If a put a Fund has written expires unexercised, that Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised, that Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time.  In that case, that Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security, that Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities.
That Fund therefore forgoes the opportunity of investing the assets identified on its books or writing calls against those assets.

      As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require that Fund to take delivery of the underlying security and pay the exercise price.  No Fund has control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, that Fund effects a closing purchase transaction by purchasing a put of the same series as it sold.  Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit that Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.
Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by a Fund, is taxable as ordinary income.

|_|  Purchasing  Calls and Puts. Each Fund can purchase calls to protect against the  possibility  that its portfolio will not participate in an anticipated rise in the  securities  market.  When a Fund buys a call  (other than in a closing purchase  transaction),  it pays a premium.  That Fund then has the right to buy the  underlying  investment  from a seller of a  corresponding call on the same  investment  during  the call  period at a fixed  exercise price.  A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund  exercises  the call. If a Fund does not exercise the call or  sell it  (whether  or not at ao  profit),  the  call  will  become worthless at its expiration  date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

     A Fund can buy puts whether or not it holds the  underlying  investment  in its portfolio.  When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a  corresponding  investment  during the put period at a fixed exercise price.  Buying a put on  securities  or futures a Fund owns enables that Fund to attempt to protect  itself during the put period  against a decline in the value of the underlying  investment below the exercise price by selling the underlying investment  at the  exercise  price to a seller of a  corresponding  put. If the market  price of the  underlying  investment  is equal to or above the  exercise price and, as a result,  the put is not exercised or resold, the put will become worthless  at its  expiration  date.  In that  case the Fund  will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may  sell  the put  prior to its  expiration.  That  sale may or may not be at a profit.

      Buying a put on an investment a Fund does not own (such as an index of future) permits a Fund to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.  A gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

      A Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

         Buying and Selling Options on Foreign Currencies.  A Fund can buy and sell calls and puts on foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options.  A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency.  If the Manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to a Fund's position. That Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if that Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option.  That decline might be one that occurs due to an expected adverse change in the exchange rate.  This is known as a "cross-hedging" strategy.  In those circumstances, the
Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

     Risks of Hedging with Options and Futures.  The use of hedging  instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce a Fund's return.  A Fund could also experience  losses if the prices of its futures and options  positions  were not correlated with its other investments.

      A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause a Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is within a Fund's control, holding a put might cause that
Fund to sell the related investments for reasons that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a call or put.
Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments.  Premiums paid for options are small in relation to the market value of the underlying investments.
Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset values being more sensitive to changes in the value of the underlying investment.

      If a covered call written by a Fund is exercised on an investment that has increased in value, that Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.  A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of that Fund's securities.  For example, it is possible that while a Fund has used a hedging instrument in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instrument and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instrument is based.

      The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a
Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged are more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.
Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline.
If that Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

         Forward Contracts.  Forward contracts are foreign currency exchange contracts.  They are used to buy or sell foreign currency for future delivery at a fixed price.  A Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.  A Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency.  A Fund may also use
"cross-hedging" where it hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date.  That date may be any fixed number of days from the date of the contract agreed upon by the parties.  The transaction price is set at the time the contract is entered into.  These contracts are traded in the inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

      The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments.  To do so, that Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a
"transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      A Fund could also use forward contracts to lock in the U.S. dollar value of a portfolio position.  This is called a "position hedge."  When a Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency.  When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.
Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.  That is referred to as a
"cross hedge."

      A Fund will cover its short position in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. No Fund will enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold.  In some cases the Manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot"
(that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if a Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  Funds may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies.  Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the
Fund desires to resell that currency to the dealer.

|X|   Interest Rate Swap Transactions.  Value Fund/VA can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the
Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

      Swap agreements entail both interest rate risk and credit risk.  There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.
Credit risk arises from the possibility that the counterparty will default.  If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement.  If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party.  Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.  The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

|X|   Credit Derivatives. The Fixed-Income Funds and Multiple Strategies/VA may
enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default.  Unfunded and funded credit default swaps may be on a single security, or on a basket of securities. These Funds pay a fee to enter into the swap and receives a fixed payment during the life of the swap.  These Funds may take a short position in the credit default swap (also known as "buying credit protection"), or may take a long position in the credit default swap note (also known as "selling credit protection").

      These Funds would take a short position in a credit default swap (the
"unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, these Funds must own that corporate issue. However, if the short credit default swap is against sovereign debt, these Funds may own either: (i) the reference obligation, (ii) any sovereign debt of that foreign country, or (iii) sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

      If these Funds take a short position in the credit default swap, if there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), these Funds will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds.  An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      Taking a long position in the credit default swap note (i.e., purchasing the
"funded swap") would increase a Fund's exposure to specific high yield corporate issuers.  The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

      If a Fund takes a long position in the credit default swap note, if there is a credit event the Fund will pay the par amount of the bonds and the swap
counterparty will deliver the bonds.   If the swap is on a basket of securities,
the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

      These Funds will invest no more than 25 % of their total assets in "unfunded"
credit default swaps.  These Funds will limit their investments in "funded" credit default swap notes to no more than 10% of its total assets.

      Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

         Regulatory Aspects of Hedging Instruments.  When using futures and options on futures, the Funds are required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities
Futures Trading Commission (the "CFTC").  In particular, a Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC.  The Rule does not limit the percentage of a Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position.  However, under the Rule, a Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Funds' net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions in options by a Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as that Fund (or an advisor that is an affiliate of the Funds' advisor).  The exchanges also impose position limits on futures transactions.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Fund purchases a future, it must identify as segregated on its records liquid assets in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

         Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts are treated as "Section 1256 contracts" under the Internal
Revenue Code.  In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the
Code.  However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss.  In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for other purposes under rules prescribed pursuant to the Internal Revenue Code.  An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts a Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by that Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities, and
(2)   gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal
Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

      |X|  Temporary Defensive and Interim Investments.  When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks or bonds, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:
o     obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,
o     commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,
      o     short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard &
            Poor's or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
o     certificates of deposit and bankers' acceptances of domestic and foreign banks  having total assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

|X|   Investment in Other Investment Companies. The Funds (except Money Fund/VA)
can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments.
For example, a Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  A Fund might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when a Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act.  The Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Funds do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

Money Fund/VA Investment Policies.  Under Rule 2a-7, Money Fund/VA may purchase only "Eligible Securities," as defined below, that the Manger, under procedures approved by the Trust's Board of Trustees, has determined have minimal credit risk.  An "Eligible Security" is (a) a security that has received a rating in one of the two highest short-term rating categories by any two "nationally-recognized statistical rating organizations" as defined in Rule 2a-7 ("Rating Organizations"), or, if only one Rating Organization has rated that security, by that Rating
Organization (the "Rating Requirements"), (b) a security that is guaranteed, and either that guarantee or the party providing that guarantee meets the Rating
Requirements, or (c) an unrated security that is either issued by an issuer having another similar security that meets the Rating Requirements, or is judged by the
Manager to be of comparable quality to investments that meet the Rating
Requirements.  Rule 2a-7 permits Money Fund/VA to purchase "First Tier Securities,"
which are Eligible Securities rated in the highest category for short-term debt obligations by at least two Rating Organizations, or, if only one Rating
Organization has rated a particular security, by that Rating Organization, or comparable unrated securities.  The Fund can also buy "Second Tier Securities,"
which are Eligible Securities that are not First Tier securities.

      If a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risk.  If a security has ceased to be a First
Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risk."  If the Manager becomes aware that any Rating
Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Trust's Board of
Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in Money Fund/VA's best interests to dispose of it.

      If Money Fund/VA disposes of the security within five days of the Manager learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade.  If a security is in default, or ceases to be an Eligible
Security, or is determined no longer to present minimal credit risks, the Board must determine if disposal of the security would be in Money Fund/VA's best interests.

      The Rating Organizations currently designated as such by the Securities and
Exchange Commission ("SEC") are Standard & Poor's, Moody's and Fitch.  See Appendix
A to this Statement of Additional Information for a description of the rating categories of the Rating Organizations.

      o     Certificates of Deposit and Commercial Paper.  Money Fund/VA may invest in certificates of deposit of up to $100,000 of a domestic bank if such certificates of deposit are fully insured as to principal by the Federal
         Deposit Insurance Corporation.  For purposes of this section, the term
         "bank" includes commercial banks, savings banks, and savings and loan associations and the term "foreign bank" includes foreign branches of U.S.
         banks (issuers of "Eurodollar" instruments), U.S. branches and agencies of foreign banks (issuers of "Yankee dollar" instruments) and foreign branches of foreign banks.  Money Fund/VA also may purchase obligations issued by other entities if they are: (i) guaranteed as to principal and interest by a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Fund/VA, or (ii)
         subject to repurchase agreements (explained in the prospectus), if the collateral for the agreement complies with Rule 2a-7.

o     Bank Loan Participation Agreements.  Money Fund/VA may invest in bank loan participation agreements, although such investments have not been a principal investment strategy.  They provide the Fund with an undivided interest in a loan made by the issuing bank in the proportion the Fund's interest bears to the total principal amount of the loan.  In evaluating the risk of these investments, the Fund looks to the creditworthiness of the borrower that is obligated to make principal and interest payments on the loan.

o     Time Deposits.  Money Fund/VA may invest in fixed time deposits, which are non-negotiable deposits in a bank for a specified period of time at a stated interest rate, whether or not subject to withdrawal penalties;
         however, such deposits which are subject to such penalties, other than deposits maturing in less than seven days, are subject to the 10%
         limitation applicable to illiquid securities purchased by Money Fund/VA.

o     Floating Rate/Variable Rate Notes.  Money Fund/VA may invest in instruments with floating or variable interest rates.  The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted.  The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no less than one year.  Some variable rate or floating rate obligations in which Money Fund/VA may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year.  These notes may or may not be backed by bank letters of credit. The interest rates on these notes fluctuate from time to time. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

o     Master Demand Notes.  Master demand notes are corporate obligations that permit the investment of fluctuating amounts by Money Fund/VA at varying rates of interest pursuant to direct arrangements between Money Fund/VA, as lender, and the corporate borrower that issues the note.  These notes permit daily changes in the amounts borrowed.  Money Fund/VA has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note at any time without penalty.
         It is not generally contemplated that master demand notes will be traded because they are direct lending arrangements between the lender and the borrower.  There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements,
         Money Fund/VA's right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand.  In evaluating the master demand arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. If they are not rated by
         Rating Organizations, Money Fund/VA may invest in them only if, at the time of an investment, they are Eligible Securities.  The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because Money Fund/VA's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.  There is no limit on the amount of the Money Fund/VA's assets that may be invested in floating rate and variable rate obligations.  Floating rate or variable rate obligations which do not provide for recovery of principal and interest within seven days' notice will be subject to the 10% limitation applicable to illiquid securities purchased by Money Fund/VA.

Investment Restrictions. In addition to having a number of investment policies and restrictions identified in the Prospectuses or elsewhere as "fundamental policies,"
the Funds have other investment restrictions that are fundamental policies, described below.

      |X|  What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the
Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         more than 50% of the outstanding shares.

      The Funds' (except Value Fund /VA) investment objectives are fundamental policies. Other policies described in the Prospectuses or this Statement of
Additional Information are "fundamental" only if they are identified as such. The
Funds' Board of Trustees can change non-fundamental policies without shareholder approval.  However, significant changes to investment policies will be described in supplements or updates to the Prospectuses or this Statement of Additional
Information, as appropriate. The Funds' most significant investment policies are described in the Prospectus.

      |X| Do the Funds Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Funds.

      No Fund can buy securities issued or guaranteed by any one issuer if (i) more than 5% of its total assets would be invested in securities of that issuer or (ii) it would then own more than 10% of that issuer's voting securities, or (iii) it would then own more than 10% in principal amount of that issuer's outstanding debt securities.  The restriction on debt securities does not apply to Strategic Bond Fund/VA.  All of the restrictions apply only to 75% of each Fund's total assets. The limits do not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

      The Funds cannot make loans except (a) through lending of securities, (b)
         through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, and (d) through repurchase agreements.

      The Funds cannot concentrate investments. That means they cannot invest 25%
         or more of their total assets in companies in any one industry.
         Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an "industry" for the purposes of this restriction.  This policy does not limit investments by Money Fund/VA in obligations issued by banks.

      The Funds cannot buy or sell real estate or interests in real estate.
         However, the Funds can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

      The Funds cannot underwrite securities of other companies. A permitted exception is in case a Fund is deemed to be an underwriter under the
         Securities Act of 1933 when reselling any securities held in its own portfolio.

      The Funds cannot invest in commodities or commodity contracts, other than the hedging instruments permitted by any of its other fundamental policies. It does not matter whether the hedging instrument is considered to be a commodity or commodity contract.

      The Funds cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.  Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      The Funds cannot borrow money in excess of 33-1/3% of the value of that
         Fund's total assets.  The Funds may borrow only from banks and/or affiliated investment companies.  With respect to this fundamental policy, the Funds can borrow only if they maintain a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company
         Act.

      The following investment restrictions are fundamental policies of the Value
Fund/VA.

o     Value Fund/VA cannot issue senior securities. However, it can make payments or deposits of margin in connection with options or futures transactions, lend its portfolio securities, enter into repurchase agreements, borrow money and pledge its assets as permitted by its other fundamental policies. For purposes of this restriction, the issuance of shares of common stock in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, and repurchase agreements entered into in accordance with the
         Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets are not deemed to be senior securities.

o     Value Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities.  This limitation applies to 75% of the Fund's total assets.  The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

o     Value Fund/VA cannot invest 25% or more of its total assets in any one industry.  That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

o     Value Fund/VA cannot invest in physical commodities or commodities contracts.  However, the Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

o     Value Fund/VA cannot invest in real estate or in interests in real estate.
         However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.

o     Value Fund/VA cannot underwrite securities of other issuers. A permitted exception is in case it is deemed to be an underwriter under the
         Securities Act of 1933 in reselling its portfolio securities.

o     Value Fund/VA cannot make loans, except to the extent permitted under the
         1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     Value Fund/VA may not borrow money, except to the extent permitted under the
         1940 Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

      Value Fund/VA has also adopted the following non-fundamental policy: The Fund cannot invest in securities of other investment companies, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Funds makes an investment. The Funds need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For purposes of the Funds' policy not to concentrate its investments as described above, Money Fund/VA and all other Funds have adopted the industry classifications set forth in Appendix B and Appendix C, respectively, to this
Statement of Additional Information.  This is not a fundamental policy.

How the Funds Are Managed

Organization and History.  Each Fund is an investment portfolio, or "series" of
Oppenheimer Variable Account Funds (the "Trust"), a multi-series open-end diversified management investment company organized as a Massachusetts business trust that presently includes 11 series. Money Fund/VA, Bond Fund/VA and Capital
Appreciation Fund/VA were all organized in 1983, High Income Fund/VA, Aggressive
Growth Fund/VA and Multiple Strategies Fund/VA, were all organized in 1986, Global
Securities Fund/VA was organized in 1990, Strategic Bond Fund/VA was organized in
1993, Main Street(R)Growth & Income Fund/VA was organized in 1995, Main Street(R)
Small Cap Fund/VA was organized in 1998 and Value Fund/ VA was organized in 2002.
Prior to May 1, 2001, Oppenheimer Main Street(R)Small Cap Fund was named
"Oppenheimer Small Cap Growth Fund." The suffix "VA" was added to each Fund's name on May 1, 1999. Prior to that date, Oppenheimer Capital Appreciation Fund/VA was named "Oppenheimer Growth Fund," and Oppenheimer Main Street(R)Growth & Income
Fund/VA was named "Oppenheimer Growth & Income Fund."  Prior to May 1, 1998,
Oppenheimer Aggressive Growth Fund/VA was named "Oppenheimer Capital Appreciation
Fund."  All references to the Fund's Board of Trustees and Officers refer to the
Trustees and Officers, respectively, of Oppenheimer Variable Account Funds.

      Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares.  The Trustees may reclassify unissued shares of a Fund into additional series or classes of shares.  The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights.  Shares may be voted by proxy at shareholder meetings.

      The Funds currently have two classes of shares authorized.  All Funds offer a class of shares with no name designation. As of December 31, 2001, all Funds except
Money Fund/VA, Bond Fund/VA and Multiple Strategies Fund/VA also offered a service share class, subject to a Distribution and Service Plan.  Value Fund/VA currently only offers the class of shares with no name designation.  Multiple Strategies
Fund/VA and Bond Fund/VA are expected to commence doing so during 2002. Each class of shares:

o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.
      Shares are freely transferable under the terms of the insurance product, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders.
Each share of a Fund represents an interest proportionately equal to the interest of each other share of the same class of that Fund.

      Meetings of Shareholders.  The Trust is a Massachusetts business trust, and the Funds are not required to hold, and do not plan to hold, regular annual meetings of shareholders. The Funds will hold meetings when required to do so by the Investment Company Act or other applicable law. They will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Funds, to remove a Trustee.  The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.
If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a
Trustee, the Trustees will then either make the Funds' shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Funds valued at
$25,000 or more or constituting at least 1% of the Funds' outstanding shares, whichever is less. The Trustees may also take other action as permitted by the
Investment Company Act.

      Shareholder and Trustee Liability.  The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability and states that all persons extending credit to, doing business with, contracting with or having or asserting any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment, and neither the shareholders nor the
Trustees, nor any of their agents, whether past, present or future, shall be personally liable for the obligations of the Trust.  The Declaration of Trust also states that any shareholder or former shareholder who is held personally liable for the obligations of the Trust solely by reason of his being or having been a shareholder shall be indemnified by the Trust against all losses and expenses arising from such liability.  Upon request, the Trust shall assume the defense of any such claim and satisfy any judgment on the claim.  Massachusetts law permits a shareholder of a business trust (such as the Trust) to be held personally liable as a "partner" under certain circumstances. However, the risk that a shareholder will incur any financial loss from being held to be a "partner" of the Trust is limited to the relatively remote circumstances in which the appropriate Fund would be unable to meet its obligations.

      The Trust's contractual arrangements state that any person doing business with the Trust (and each shareholder of the Funds) agrees under its Declaration of
Trust to look solely to the assets of the Funds for satisfaction of any claim or demand that may arise out of any dealings with the Funds. Additionally, the
Trustees shall have no personal liability to any such person, to the extent permitted by law.

      Board of Trustees and Oversight Committees. The Funds are governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Funds' activities, review their performance, and review the actions of the Manager.  Although the Funds will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a Review Committee.  The
members of the Audit Committee are Edward L. Cameron (Chairman), William L.
Armstrong, George C. Bowen and Robert J. Malone.  The Audit Committee held six meetings during the fiscal year ended December 31, 2001. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent auditors. Other main functions of the Audit Committee include, but are not limited to: (i) reviewing the scope and results of audits and the audit fees charged; (ii) reviewing reports from the Fund's independent auditors regarding the
Fund's internal accounting procedures and controls; and (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees.

      The Audit Committee's functions include selecting and nominating to the full
Board, Independent nominees for election as Independent Trustees. The Audit
Committee may, but need not consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required. To date, the Committee has been able to identify from its own resources an ample number of qualified candidates.  Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit Committee's consideration by mailing such information to the Committee in care of the Funds.  The Committee may consider such persons at such time as it meets to consider possible nominees.
The Committee, however, reserves sole discretion to determine the candidates to present to the Board and/or shareholders when it meets for the purpose considering potential nominees.

         The members of the Review Committee are Jon S. Fossel (Chairman), Robert
G. Avis, Sam Freedman, Beverly Hamilton and F. William Marshall, Jr.  The Review
Committee held six meetings during the fiscal year ended December 31, 2001. Among other functions, the Review Committee reviews reports and makes recommendations to the Board concerning the fees paid to the Fund's transfer agent and the services provided to the Fund by the transfer agent.  The Review Committee also reviews the
Fund's investment performance and policies and procedures adopted by the Fund to comply with Investment Company Act and other applicable law.

|X|   Trustees and Officers of the Funds. Except Mr. Murphy, each of the Trustees is an "Independent Trustee," as defined in the Investment Company Act. Mr. Murphy is an "Interested Trustee," because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Mr. Murphy was elected as a Trustee of the Funds with the understanding that in the event he ceases to be the chief executive officer of the
Manager, he will resign as a trustee of the Funds and the other Board II Funds
(defined below) for which he is a trustee or director.

      The Funds' Trustees and officers and their positions held with the Funds and length of service in such position(s) and their principal occupations and business affiliations during the past five years are listed in the chart below. The information for the Trustees also includes the dollar range of shares of the Funds as well as the aggregate dollar range of shares beneficially owned in any of the
Oppenheimer funds overseen by the Trustees. All of the Trustees are also trustees or directors of the following Oppenheimer funds (except for Ms. Hamilton and Mr.
Malone, who are not Trustees of Oppenheimer Senior Floating Rate Fund and Mr.
Murphy is not
a Trustee or Managing General Partner of any of the Centennial Funds) (referred to as "Board II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street(R)Funds, Inc.  Centennial California Tax Exempt Trust
Oppenheimer Main Street(R)Opportunity
Fund                                  Centennial Government Trust
Oppenheimer  Main  Street(R)Small Cap
Fund                                  Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund(R)        Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase
Class A shares of the Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

      Messrs. Murphy, Molleur, Albers, Bartlett, Evans, Levine, Manioudakis,
Monoyios, Negri, Reedy, Rubinstein, Steinmetz, Turner, Wilby, Zavanelli, Zack,
Masterson, Vottiero, and Weiss, and Mses. Bechtolt, Feld, Putnam, Switzer, Wolf and
Ives who are officers of the Funds, respectively hold the same offices with one or more of the other Board II Funds as with the Funds. As of March 31, 2001, the
Trustees and officers of the Funds, as a group, owned of record or beneficially less than 1% of either class of shares of any of the Funds.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, each
Independent Trustee, and his family members, do not own securities of either the
Manager or Distributor of the Board II Funds or any person directly or indirectly controlling, controlled by or under common control with the Manager or Distributor.

|X|   Affiliated Transactions and Material Business Relationships. In 2000, Mr.
Swain sold 93,000 shares of Oppenheimer Acquisition Corp. ("OAC") (the Manager's
parent holding company), for a cash payment of $4,278,930 and surrendered for cancellation 60,000 options to MassMutual for a cash payment of $2,569,800.  In
2001, Mr. Swain surrendered for cancellation 60,000 options to MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential property to Mr. Freedman on
October 23, 2001 for $1.2 million.  An independent appraisal of the property supported the sale price.

            The address of each Trustee in the chart below is 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

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                                Independent Trustees

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-------------------------------------------------------------------------------------

Name, Address,     Principal  Occupation(s)  During  Past 5 Dollar     Aggregate
                                                                        Dollar
                                                                       Range of
                                                                      lyShares
                                                                      Beneficially
                                                                       Owned in
                                                            Range of  any of the
Age, Position(s)   Years               /              Other Shares    Oppenheimer
Held with Fund     Trusteeships/Directorships    Held    by Beneficial   Funds
and Length of      Trustee / Number of  Portfolios  in Fund Owned in   Overseen
Service            Complex Currently Overseen by Trustee    the Funds by Trustee

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                                             As of December 31, 2001

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

James C. Swain,    Formerly Chief Executive Officer of the     $0     Over
Chairman and       Board II Funds (until August 27, 2002),
Trustee since 1984 Vice Chairman (until January 2, 2002)
Age: 69.           of the Manager and President and a
                   director (until 1997) of Centennial
                   Asset Management Corporation (a
                   wholly-owned investment advisory
                   subsidiary of the Manager). Oversees 41            $100,000
                   portfolios in the OppenheimerFunds
                   complex.

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-------------------------------------------------------------------------------------

William L.         Chairman of the following private           $0     $50,001-
Armstrong,         mortgage banking companies: Cherry
Trustee since 1999 Creek Mortgage Company (since 1991),
Age: 65.           Centennial State Mortgage Company
                   (since 1994), The El Paso Mortgage
                   Company (since 1993), Transland
                   Financial Services, Inc. (since 1997);
                   Chairman of the following private
                   companies: Great Frontier Insurance
                   (insurance agency) (since 1995) and
                   Ambassador Media Corporation (since
                   1984); a director of the following
                   public companies: Storage Technology
                   Corporation (computer equipment
                   company) (since 1991), Helmerich &
                   Payne, Inc. (oil and gas
                   drilling/production company) (since
                   1992), UNUMProvident (insurance
                   company) (since 1991). Formerly
                   Director of International Family
                   Entertainment (television channel)
                   (1992-1997) and Natec Resources, Inc.
                   (air pollution control equipment and
                   services company) (1991-1995), Frontier            $100,000
                   Real Estate, Inc. (residential real
                   estate brokerage) (1994-1999), and
                   Frontier Title (title insurance agency)
                   (1995-June 1999); a U.S. Senator
                   (January 1979-January 1991). Oversees
                   41 portfolios in the OppenheimerFunds
                   complex.

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-------------------------------------------------------------------------------------

Robert G. Avis,    Formerly Director and President of A.G.     $0     Over
Trustee since 1993 Edwards Capital, Inc. (General Partner
Age: 71.           of private equity funds) (until
                   February 2001); Chairman, President and
                   Chief Executive Officer of A.G. Edwards
                   Capital, Inc. (until March 2000); Vice
                   Chairman and Director of A.G. Edwards,
                   Inc. and Vice Chairman of A.G. Edwards
                   & Sons, Inc. (its brokerage company
                   subsidiary) (until March 1999);
                   Chairman of A.G. Edwards Trust Company
                   and A.G.E. Asset Management (investment
                   advisor) (until March 1999); and a
                   Director (until March 2000) of A.G.                $100,000
                   Edwards & Sons and A.G. Edwards Trust
                   Company. Oversees 41 portfolios in the
                   OppenheimerFunds complex.

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-------------------------------------------------------------------------------------

George C. Bowen,   Formerly (until April 1999) Senior Vice     $0     Over
Trustee since 1999 President (from September 1987) and
Age: 66.           Treasurer (from March 1985) of the
                   Manager; Vice President (from June
                   1983) and Treasurer (since March 1985)
                   of OppenheimerFunds Distributor, Inc.
                   (a subsidiary of the Manager); Senior
                   Vice President (since February 1992),
                   Treasurer (since July 1991) Assistant
                   Secretary and a director (since
                   December 1991) of Centennial Asset
                   Management Corporation; Vice President
                   (since October 1989) and Treasurer
                   (since April 1986) of HarbourView Asset
                   Management Corporation (an investment
                   advisory subsidiary of the Manager);
                   President, Treasurer and a director
                   (June 1989-January 1990) of Centennial
                   Capital Corporation  (an investment
                   advisory subsidiary of the Manager);
                   Vice President and Treasurer (since
                   August 1978) and Secretary (since April
                   1981) of Shareholder Services, Inc. (a
                   transfer agent subsidiary of the
                   Manager); Vice President, Treasurer and
                   Secretary (since November 1989) of
                   Shareholder Financial Services, Inc. (a
                   transfer agent subsidiary of the
                   Manager); Assistant Treasurer (since
                   March 1998) of Oppenheimer Acquisition
                   Corp. (the Manager's parent
                   corporation); Treasurer (since November
                   1989) of Oppenheimer Partnership
                   Holdings, Inc. (a holding company
                   subsidiary of the Manager); Vice
                   President and Treasurer (since July
                   1996) of Oppenheimer Real Asset
                   Management, Inc. (an investment                    $100,000
                   advisory subsidiary of the Manager);
                   Chief Executive Officer and director
                   (since March 1996) of MultiSource
                   Services, Inc. (a broker-dealer
                   subsidiary of the Manager); Treasurer
                   (since October 1997) of
                   OppenheimerFunds International Ltd. and
                   Oppenheimer Millennium Funds plc
                   (offshore fund management subsidiaries
                   of the Manager). Oversees 41 portfolios
                   in the OppenheimerFunds complex.

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-------------------------------------------------------------------------------------

Edward L.          A member of The Life Guard of Mount         $0     $50,001-$100,000
Cameron, Trustee   Vernon, George Washington's home (since
since 1999         June 2000). Formerly (March 2001 -
Age: 64.           August 2002) Director of Genetic ID,
                   Inc. and its subsidiaries (a privately
                   held biotech company); a partner with
                   PricewaterhouseCoopers LLP (from
                   1974-1999) (an accounting firm) and
                   Chairman (from 1994-1998), Price
                   Waterhouse LLP Global Investment
                   Management Industry Services Group.
                   Oversees 41 portfolios in the
                   OppenheimerFunds complex.

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-------------------------------------------------------------------------------------

Jon S. Fossel,     Chairman and Director (since 1998) of       $0     $50,001-$100,000
Trustee since      Rocky Mountain Elk Foundation (a
1990 Age: 60.      not-for-profit foundation); and a
                   director (since October 1999) of P.R.
                   Pharmaceuticals (a privately held
                   company) and UNUMProvident (an
                   insurance company) (since June 1,
                   2002). Formerly Chairman and a Director
                   (until October 1996) and President and
                   Chief Executive Officer (until October
                   1995) of the Manager; President, Chief
                   Executive Officer and a Director of
                   Oppenheimer Acquisition Corp;
                   Shareholder Services, Inc. and
                   Shareholder Financial Services, Inc.
                   (until October 1995). Oversees 41
                   portfolios in the OppenheimerFunds
                   complex.

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-------------------------------------------------------------------------------------

Sam Freedman,      Formerly (until October 1994) Mr.           $0     Over
Trustee since      Freedman held several positions in
1996 Age: 62.      subsidiary or affiliated companies of
                   the Manager. Oversees 41 portfolios in
                   the OppenheimerFunds complex.                      $100,000

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Beverly L.         Trustee (since 1996) of MassMutual       N/A1         N/A1
Hamilton, Trustee  Institutional Funds and of MML Series
since 2002         Investment Fund (open-end investment
Age: 56.           companies); Director of MML Services
                   (since April 1987) and America Funds
                   Emerging Markets Growth Fund (since
                   October 1991) (both are investment
                   companies), The California Endowment (a
                   philanthropy organization) (since April
                   2002), and Community Hospital of
                   Monterey Peninsula, (since February
                   2002); a trustee (since February 2000)
                   of Monterey International Studies (an
                   educational organization), and an
                   advisor to Unilever (Holland)'s pension
                   fund and to Credit Suisse First
                   Boston's Sprout venture capital unit.
                   Mrs. Hamilton also is a member of the
                   investment committees of the
                   Rockefeller Foundation, the University
                   of Michigan  and Hartford Hospital.
                   Formerly President (February 1991-April
                   2000) ARCO Investment Management
                   Company. Oversees 40 portfolios in the
                   OppenheimerFunds complex.

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Robert J.         Director (since 2001) of Jones Knowledge,     N/A1        N/A1
Malone, Trustee   Inc. (a privately held company), U.S.
since 2002        Exploration, Inc., (since 1997), Colorado
Age: 58.          UpLIFT (a non-profit organization) (since
                  1986) and a trustee of the Gallagher
                  Family Foundation (since 2000).
                  Formerly, Mr. Malone held the following
                  positions: Chairman of U.S. Bank (a
                  subsidiary of U.S. Bancorp and formerly
                  Colorado National Bank,) (July 1996-April
                  1, 1999) and a director of Commercial
                  Assets, Inc. (1993-2000). Oversees 40
                  portfolios in the OppenheimerFunds
                  complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

F. William         Trustee   (since  1996)  of   MassMutual    $0     $50,001-$100,000
Marshall, Jr.,     Institutional  Funds  and of MML  Series
Trustee since 2000 Investment  Fund  (open-end   investment
Age: 60.           companies);  Trustee and Chairman (since
                   May  1987) of the  investment  committee
                   for the  Worcester  Polytech  Institute;
                   President and Treasurer  (since  January
                   1999)  of the SIS  Fund (a  private  not
                   for  profit  charitable   organization);
                   Trustee (since 1995) of the  Springfield
                   Library and Museum Association;  Trustee
                   (since  1996)  of  the  Community  Music
                   School  of  Springfield;  Member  of the
                   investment  committee  of the  Community
                   Foundation   of  Western   Massachusetts
                   (since   1998).    Formerly,    Chairman
                   (January   1999-July   1999)  of  SIS  &
                   Family  Bank,   F.S.B.   (formerly   SIS
                   Bank);   President,    Chief   Executive
                   Officer and Director (May  1993-December
                   1998)  of SIS  Bankcorp,  Inc.  and  SIS
                   Bank (formerly  Springfield  Institution
                   for   Savings)   and   Executive    Vice
                   President  (January  1999-July  1999) of
                   Peoples Heritage  Financial Group,  Inc.
                   Oversees    41    portfolios    in   the
                   OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York,
NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------

   Interested
   Trustee and
     Officer

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name, Address,     Principal   Occupation(s)  During  Past  5 Dollar      Aggregate
                                                                           Dollar
                                                                          Range of
                                                                         y Shares
                                                              Range of   Beneficially
Age, Position(s)                                              Shares      Owned in
Held with Fund     Years /  Other  Trusteeships/Directorships Beneficiallany of the
and Length of      Held by Trustee / Number of  Portfolios in Owned in   Oppenheimer
Service            Fund Complex Currently Overseen by Trustee the Funds     Funds

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                                                As of December 31,
                                                                       2001

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

John V. Murphy,   Chairman, Chief Executive Officer and
President and     director (since June 2001) and President      $0       Over
Trustee, since    (since September 2000) of the Manager;               $100,000
2001              President and a director or trustee of
Age: 53.          other Oppenheimer funds; President and a
                  director (since July 2001) of Oppenheimer
                  Acquisition Corp. and of Oppenheimer
                  Partnership Holdings, Inc.; a director
                  (since November 2001) of OppenheimerFunds
                  Distributor, Inc.; Chairman and a
                  director (since July 2001) of Shareholder
                  Services, Inc. and of Shareholder
                  Financial Services, Inc.; President and a
                  director (since July 2001) of
                  OppenheimerFunds Legacy Program (a
                  charitable trust program established by
                  the Manager); a director of the following
                  investment advisory subsidiaries of
                  OppenheimerFunds, Inc.: OFI Institutional
                  Asset Management, Inc. and Centennial
                  Asset Management Corporation (since
                  November 2001), HarbourView Asset
                  Management Corporation and OFI Private
                  Investments, Inc. (since July 2001);
                  President (since November 1, 2001) and a
                  director (since July 2001) of Oppenheimer
                  Real Asset Management, Inc.; a director
                  (since November 2001) of Trinity
                  Investment Management Corp. and Tremont
                  Advisers, Inc. (investment advisory
                  affiliates of the Manager); Executive
                  Vice President (since February 1997) of
                  Massachusetts Mutual Life Insurance
                  Company (the Manager's parent company); a
                  director (since June 1995) of DBL
                  Acquisition Corporation; formerly, Chief
                  Operating Officer (September 2000-June
                  2001) of the Manager; President and
                  trustee (November 1999-November 2001) of
                  MML Series Investment Fund and MassMutual
                  Institutional Funds (open-end investment
                  companies); a director (September
                  1999-August 2000) of C.M. Life Insurance
                  Company; President, Chief Executive
                  Officer and director (September
                  1999-August 2000) of MML Bay State Life
                  Insurance Company; a director (June
                  1989-June 1998) of Emerald Isle Bancorp
                  and Hibernia Savings Bank (a wholly-owned
                  subsidiary of Emerald Isle Bancorp).
                  Oversees 69 portfolios in the
                  OppenheimerFunds complex.

-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as follows: Messrs.
Molleur, Albers, Bartlett, Evans, Levine, Manioudakis, Monoyios, Negri, Reedy,
Rubinstein, Steinmetz, Turner, Wilby, Zavanelli, and Zack and Mses. Feld, Putnam,
and Switzer, 498 Seventh Avenue, New York, NY 10018; for Messrs. Masterson,
Vottiero, Weiss and Wixted and Mses. Bechtolt, Ives and Wolf 6803 S. Tucson Way,
Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

-------------------------------------------------------------------------------------

                               Officers of the Funds

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Name, Address, Age,             Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund and
Length of Service

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Charles Albers, Vice President  Senior Vice President (since April 1998) of the
and Portfolio Manager since     Manager; a Certified Financial Analyst; an
1998                            officer of 6 portfolios in the OppenheimerFunds
Age: 62.                        complex; formerly a Vice President and portfolio
                                manager for Guardian Investor Services, the
                                investment management subsidiary of The Guardian
                                Life Insurance Company (1972 - April 1998).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Bruce Bartlett, Vice President  Senior Vice President (since January 1999) of
and                             the Manager; an officer of 6 portfolios in the
Portfolio Manager since 1999    OppenheimerFunds complex. Prior to joining the
Age: 52.                        Manager in April, 1995, he was a Vice President
                                and Senior Portfolio Manager at First of America
                                Investment Corp. (September 1986 - April 1995).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

George Evans, Vice President    Vice President of the Manager (since October
and                             1993) and of HarbourView Asset Management
Portfolio Manager since 1993    Corporation (since July 1994); an officer of 4
Age: 43.                        portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Dimitrios Kourkoulakos,         Vice President of the Manager (since December
Vice President and Portfolio    2001); an officer and portfolio manager of other
Manager since 2002              Oppenheimer funds; formerly a High Yield Analyst
Age: 36.                        (1998 - 2001) and a Securities Analyst (1995 -
                                1998) of the Manager.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Michael S. Levine, Vice          Vice  President  (since June 1998) of the  Manager;
President and Portfolio Manager
since 1998                       an officer of 4 portfolios in the  OppenheimerFunds
Age: 37.                         complex;  formerly  Assistant  Vice  President  and
                                 Portfolio  Manager  of the  Manager  (April  1996 -
                                 June  1998);  prior to joining  the Manager in June
                                 1994,  he  was a  portfolio  manager  and  research
                                 associate for Amas Securities,  Inc. (February 1990
                                 - February 1994).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Angelo Manioudakis, Vice        Senior Vice President of the Manager (since
President and Portfolio         April 2002); an officer of 9 portfolios in the
Manager since 2002              OppenheimerFunds complex; formerly Executive
Age: 36.                        Director and portfolio manager for Miller,
                                Anderson & Sherrerd, a division of Morgan
                                Stanley Investment Management (August 1993-April
                                2002).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Nikolaos D. Monoyios, Vice      Vice   President  of  the  Manager  (since  April
President and Portfolio
Manager since 1998              1998);   an  officer  of  4  portfolios   in  the
Age: 53.                        OppenheimerFunds  complex; a Certified  Financial
                                Analyst;  formerly a Vice President and portfolio
                                manager  for  Guardian  Investor  Services,   the
                                investment  management subsidiary of The Guardian
                                Life Insurance Company (1979 - March 1998).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

David P. Negri, Vice President  Senior Vice President of the Manager (since May
and Portfolio Manager since     1998) and of HarbourView Asset Management
1998                            Corporation (since April 1999); an officer of 9
Age: 48.                        portfolios in the OppenheimerFunds complex;
                                formerly Vice President of the Manager (July
                                1988 - May 1998).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Jane Putnam, Vice President     Vice  President  of the  Manager  (since  October
and
Portfolio Manager since 1995    1995);   an  officer  of  2  portfolios   in  the
Age: 41.                        OppenheimerFunds   complex;  before  joining  the
                                Manager in May 1994, she was a portfolio  manager
                                and equity  research  analyst for  Chemical  Bank
                                (June 1989 - May 1994).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Thomas P. Reedy, Vice           Vice President of the Manager (since June 1993)
President and Portfolio         and of HarbourView Asset Management Corporation
Manager since 1993              (since April 1999); an officer of 3 portfolios
Age: 40.                        in the OppenheimerFunds complex; formerly a
                                fixed income analyst of the Manager (1986 -
                                1993).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Richard H. Rubinstein, Vice     Senior Vice  President  (since  October  1995) of
President and Portfolio
Manager since 1995              the Manager;  an officer of 2  portfolios  in the
Age: 54.                        OppenheimerFunds   complex;   formerly   a   Vice
                                President  of the  Manager  (June  1990 - October
                                1995).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Arthur P. Steinmetz, Vice       Senior Vice President of the Manager (since
President and Portfolio
Manager since 1993              March 1993) and of HarbourView Asset Management
Age: 44.                        Corporation (since March 2000); an officer of 6
                                portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Susan Switzer, Vice President   Vice President of the Manager (since December
and
Portfolio Manager since 2000    2000); Assistant Vice President of the Manager
Age: 36.                        (December 1997 - December 2000); an officer of 3
                                portfolios in the OppenheimerFunds complex.
                                Prior to joining the Manager, she was a
                                portfolio manager at Neuberger Berman (November
                                1994 - November 1997).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

James F. Turner, II, Vice       Vice President and Portfolio Manager of the
President and Portfolio
Manager since 2001              Manager since March 2001; an officer of 3
Age: 35.                        portfolios in the OppenheimerFunds complex;
                                formerly portfolio manager for Technology
                                Crossover Ventures (May 2000 - March 2001);
                                Assistant Vice President and Associate Portfolio
                                Manager of the Manager (August 1999 - May 2000);
                                securities analyst for the Manager (October 1996
                                - August 1999); and a securities analyst with
                                First of America Investment Corporation (May
                                1994 - October 1996).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Barry D. Weiss, Vice President  Vice President of the Manager (since July 2001);
and Portfolio Manager since
2001                            an officer of 7 portfolios in the
Age: 38.                        OppenheimerFunds complex; formerly Assistant
                                Vice President and Senior Credit Analyst of the
                                Manager (February 2000-June 2001). Prior to
                                joining the Manager in February 2000, he was
                                Associate Director, Structured Finance, Fitch
                                IBCA Inc. (April 1998 - February 2000); News
                                Director, Fitch Investors Service (September
                                1996 - April 1998); and Senior Budget Analyst,
                                City of New York, Office of Management & Budget
                                (February 1990 - September 1996).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

William L. Wilby, Vice          Senior Vice President of the Manager (since July
President and Portfolio
Manager since 1994              1994) and of HarbourView Asset Management
Age: 58.                        Corporation (since May 1999); Senior Investment
                                Officer, Director of International Equities
                                (since May 2000) of the Manager; an officer of 2
                                portfolios in the OppenheimerFunds complex;
                                formerly Vice President of the Manager (October
                                1991- July 1994) and of HarbourView Asset
                                Management Corporation (June 1992 - May 1999).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Carol E. Wolf, Vice President   Senior Vice President (since June 2000) of the
and                             Manager; an officer of 7 portfolios in the
Portfolio Manager since 2000    OppenheimerFunds complex; formerly Vice
Age: 50.                        President of the Manager (June 1990 - June 2000).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Mark Zavanelli, Vice President  Vice President (since November 2000) of the and Portfolio Manager since
2000                            Manager; a CFA charterholder; an officer of 2
Age: 32.                        portfolios in the OppenheimerFunds complex.
                                Prior to joining the Manager in May 1998 he was
                                President of Waterside Capital Management, a
                                registered investment advisor (August 1995 -
                                April 1998) and a financial research analyst for
                                Elder Research (June 1997 - April 1998).

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Brian W. Wixted,                Senior Vice President and Treasurer (since March
Treasurer, Principal Financial  1999) of the Manager; Treasurer (since March
and Accounting Officer since    1999) of HarbourView Asset Management
1999                            Corporation, Shareholder Services, Inc.,
Age: 43.                        Oppenheimer Real Asset Management Corporation,
                                Shareholder Financial Services, Inc.,
                                Oppenheimer Partnership Holdings, Inc., OFI
                                Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000) and OFI Institutional Asset Management,
                                Inc. (since November 2000); Treasurer and Chief
                                Financial Officer (since May 2000) of
                                Oppenheimer Trust Company (a trust company
                                subsidiary of the Manager); Assistant Treasurer
                                (since March 1999) of Oppenheimer Acquisition
                                Corp. and OppenheimerFunds Legacy Program (since
                                April 2000); formerly Principal and Chief
                                Operating Officer (March 1995-March 1999),
                                Bankers Trust Company-Mutual Fund Services
                                Division. An officer of 85 portfolios in the
                                OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Robert G. Zack,                  Senior Vice President (since May 1985) and General
Vice President & Secretary       Counsel (since February 2002) of the Manager;
since 2001                       General Counsel and a director (since November
Age: 54.                         2001) of OppenheimerFunds Distributor, Inc.;
                                 Senior Vice President and General Counsel (since
                                 November 2001) of HarbourView Asset Management
                                 Corporation; Vice President and a director (since
                                 November 2000) of Oppenheimer Partnership
                                 Holdings, Inc.; Senior Vice President, General
                                 Counsel and a director (since November 2001) of
                                 Shareholder Services, Inc., Shareholder Financial
                                 Services, Inc., OFI Private Investments, Inc.,
                                 Oppenheimer Trust Company and OFI Institutional
                                 Asset Management, Inc.; General Counsel (since
                                 November 2001) of Centennial Asset Management
                                 Corporation; a director (since November 2001) of
                                 Oppenheimer Real Asset Management, Inc.; Assistant
                                 Secretary and a director (since November 2001) of
                                 OppenheimerFunds International Ltd.; Vice
                                 President (since November 2001) of
                                 OppenheimerFunds Legacy Program; Secretary (since
                                 November 2001) of Oppenheimer Acquisition Corp.;
                                 formerly Acting General Counsel (November
                                 2001-February 2002) and Associate General Counsel
                                 (May 1981-October 2001) of the Manager; Assistant
                                 Secretary of Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial
                                 Services, Inc. (November 1989-November 2001);
                                 OppenheimerFunds International Ltd. And
                                 Oppenheimer Millennium Funds plc (October
                                 1997-November 2001). An officer of 85 portfolios
                                 in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Connie Bechtolt,                 Assistant Vice President of the Manager  (since
                                 September 1998); formerly Manager/Fund Accounting
Assistant Treasurer since 2002   (September 1994-September 1998) of the Manager. An
Age: 39.                         officer of 82 portfolios in the OppenheimerFunds
                                 complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                 Vice President/Fund Accounting of the Manager
                                 (since March 2002; formerly Vice
Philip Vottiero,                 President/Corporate Accounting of the Manager
Assistant Treasurer since 2002   (July 1999-March 2002) prior to which he was Chief
Age: 39                          Financial Officer at Sovlink Corporation (April
                                 1996-June 1999). An officer of 72 portfolios in
                                 the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                                 Vice President and Assistant Counsel of the
Philip T. Masterson,             Manager (since July 1998); formerly, an associate
Assistant Secretary since 2002   with Davis, Graham, & Stubbs LLP (January
Age: 38.                         1997-June 1998). An officer of 72 portfolios in
                                 the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Denis R. Molleur,               Vice President and Senior Counsel of the Manager
Assistant Secretary             (since July 1999); formerly a Vice President and
since November 2001             Associate Counsel of the Manager (September
Age: 45.                        1995-July 1999). An officer of 82 portfolios in
                                the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Katherine P. Feld,              Vice President and Senior Counsel (since July
Assistant Secretary since 2001  1999) of the Manager; Vice President (since June
Age: 44.                        1990) of OppenheimerFunds Distributor, Inc.;
                                Director, Vice President and Assistant Secretary
                                (since June 1999) of Centennial Asset Management
                                Corporation; Vice President (since 1997) of
                                Oppenheimer Real Asset Management, Inc.;
                                formerly Vice President and Associate Counsel of
                                the Manager (June 1990-July 1999). An officer of
                                85 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Kathleen T. Ives,               Vice President and Assistant Counsel (since June
Assistant Secretary since 2001  1998) of the Manager; Vice President (since
Age: 37.                        1999) of OppenheimerFunds Distributor, Inc.;
                                Vice President and Assistant Secretary (since
                                1999) of Shareholder Services, Inc.; Assistant
                                Secretary (since December 2001) of
                                OppenheimerFunds Legacy Program and Shareholder
                                Financial Services, Inc.; formerly Assistant
                                Vice President and Assistant Counsel of the
                                Manager (August 1997-June 1998); Assistant
                                Counsel of the Manager (August 1994-August
                                1997). An officer of 85 portfolios in the
                                OppenheimerFunds complex.

-------------------------------------------------------------------------------------

|X|   Remuneration of Trustees.  The officers of the Funds and one Trustee of the
Fund (Mr. Murphy) are affiliated with the Manager and receive no salary or fee from the Funds.  The remaining Trustees of the Funds received the compensation shown below. The compensation from the Funds were paid during their fiscal year ended
December 31, 2001.  The compensation from all of the Board II funds includes the compensation from the Funds and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 2001. Mr. Swain was affiliated with the Manager until January 2, 2002.

-----------------------------------------------------------------------------------------

                                            Aggregate Compensation   Total Compensation
  Trustee Name and Other Fund Posi                      nds as of         From All
  (as applicable)                                       ar Ended     Oppenheimer Funds
                                                        1, 20011         For Which
                                  tion(s)    from the Fu             Individual Serves
                                               Fiscal Ye            As Trustee/Director
                                              December 3             As of December 31,
                                                                            2001
                                                                         (41 Funds)

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

 James C. Swain2                                      $0                     $0
  Chairman of the Board of Trustees

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

William L. Armstrong                                $12,266               $78,865
  Audit Committee Member

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Robert G. Avis                                      $12,354               $79,452
  Review Committee Member
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

George Bowen                                        $11,809               $75,936
 Audit Committee Member

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Edward L. Cameron                                   $11,784               $75,794
  Audit Committee Chairman
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Jon. S. Fossel                                      $13,091               $84,177
  Review Committee Chairman

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Sam Freedman                                        $12,970               $83,402
  Review Committee Member

-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Beverly Hamilton3                                     $0                     $0
Review Committee Member

-----------------------------------------------------------------------------------------
------------------------------------------------------------------------------

C. Howard Kast4                          $13,601               $87,452

------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Robert M. Kirchner4                                 $12,354               $79,452

-----------------------------------------------------------------------------------------
------------------------------------------------------------------------------

Robert J. Malone3                          $0                    $0
Audit Committee Member

------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

F. William Marshall, Jr.                            $10,874               $69,922
  Review Committee Member

-----------------------------------------------------------------------------------------

* Effective July 1, 2000, Ned M. Steel resigned as Trustee of the Board II Funds and subsequently became Trustee Emeritus of the Funds. For the fiscal year ended
December 31, 2001,  Steel received $9,331 aggregate  compensation  from the Fund and for the calendar  year ended  December 31, 2001,  he received  $60,000 total compensation  from all the  Board II  Funds.  Effective  April 5,  2001  Raymond
Kalinowski  resigned as Trustee of the Fund.  For the fiscal year ended December
31, 2001 Mr. Kalinowski received $3,251 aggregate compensation from the Fund and for the  calendar  year ended  December  31,  2001,  he received  $16,468  total compensation  from all  Board II  funds.  Aggregate  compensation  from the Fund includes fees and deferred compensation, if any.

1.   Mr. Swain became an Independent Trustee effective 1/2/02, prior to which he did not receive compensation from any of the Board II funds.

2.   Mrs. Hamilton and Mr. Malone were elected as Trustees of the Board II Funds effective June 1, 2002 and therefore did not receive  compensation from any of the Board II Funds during the Fund's fiscal year ended December 31, 2001 or from any of the Board II Funds during  calendar year 2001. They serve as
     Trustees or Directors for 40 Funds.

3.   Effective July 1, 2002, Messrs.  Kast and Kirchner retired as Trustees from the Board II funds.

     |X|  Deferred  Compensation  Plan for  Trustees.  The Board of Trustees has
adopted a Deferred  Compensation  Plan for  disinterested  Trustees that enables them to elect to defer  receipt of all or a portion of the annual  fees they are entitled to receive from the Funds. Under the plan, the compensation deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the performance of the selected funds.

     Deferral of Trustee's  fees under the plan will not  materially  affect the
Funds' assets,  liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation  to any Trustee.  Pursuant to an Order issued by the Securities and
Exchange  Commission,  the Funds may invest in the funds selected by the Trustee under  the  plan  without  shareholder  approval  for  the  limited  purpose  of determining the value of the Trustee's deferred fee account.

     Major  Shareholders.  As of March 31,  2002,  the only  entities  owning of record or known by the management of the Trust to be beneficial  owners of 5% or more  of the  outstanding  shares  of any  Fund  were  the  following  insurance companies and their respective  affilaites:  (i) Monarch Life Insurance  Company
("Monarch"),  Springfield MA; (ii) GE Life & Annuity  Assurance  Company ("GE"),
Richmond, VA; (iii) Nationwide Life Insurance Company ("Nationwide"),  Columbus,
OH; (iv) Aetna Life Insurance and Annuity Company ("Aetna"),  Hartford,  CT; (v)
Massachusetts  Mutual Life Insurance Company  ("MassMutual"),  Springfield,  MA;
(vi)  Jefferson-Pilot  Life  Insurance  Company,  and  Alexander  Hamilton  Life
Insurance Company of America  (collectively,  "Jefferson-Pilot"),  Concord,  NH;
(vii) CUNA Mutual Group ("CUNA"),  Madison,  WI; (viii) American General Annuity
Insurance  Company  ("American  General"),  Houston,  TX; (ix)  Protective  Life
Insurance Company  ("Protective"),  Birmingham,  AL; (x) Allstate Life Insurance
Company and  Glenbrook  Life and  Annuity  Company  (collectively,  "Allstate"),
Northbrook,  IL; (xi) Columbus Life Insurance Company ("Columbus"),  Cincinnati,
OH; and (xii) Pruco Insurance Company ("Pruco"),  Newark, NJ; (xii) John Hancock
Life Insurance Company, Boston, MA ("John Hancock); (xiii) Lincoln National Life
Insurance  Company  ("Lincoln  Benefit");   (xiv)  Transamerica  Life  Insurance
Company,  Cedar  Rapids,  IO  ("Transamerica");  and  (xv)  Travelers  Insurance
Company, Hartford, CT ("Travelers").  Such shares were held as shown in Appendix
C.

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

     |X| Code of Ethics.  The Funds, the Manager and the Distributor have a Code of Ethics.  It is designed to detect and prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Funds' portfolio transactions.  Covered persons include persons with knowledge of the  investments  and  investment  intentions of the Funds and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased  or held  by the  Funds,  subject  to a  number  of  restrictions  and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

     The Code of Ethics is an exhibit to the Funds' registration statement filed with the  Securities  and Exchange  Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference Room by calling the SEC at
1.202.942.8090.  The Code of Ethics  can also be  viewed  as part of the  Funds'
registration statement on the SEC's EDGAR database at the SEC's Internet website at  www.sec.gov.  Copies may be  obtained,  after paying a  duplicating  fee, by electronic  request at the following  E-mail address:  publicinfo@sec.gov  or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     The  Investment  Advisory  Agreements.   The  Manager  provides  investment
advisory  and  management  services  to each Fund under an  investment  advisory agreement  between the Manager and the Trust for each Fund. The Manager  selects securities for the Funds' portfolios and handles their day-to-day business.  The portfolio  managers of the Funds are employed by the Manager and are the persons who are  principally  responsible  for the  day-to-day  management of the Funds'
portfolios.  Other members of the Manager's Teams provide the portfolio managers with  counsel  and  support  in  managing  the  Funds'  portfolios.  For  Global
Securities  Fund/VA,  this includes George Evans and Frank Jennings.  Similarly, other members of the Manager's Fixed Income Portfolio  Department,  particularly portfolio analysts, traders and other portfolio managers having broad experience with domestic and international government and fixed-income securities,  provide the portfolio  managers of the High Income  Fund/VA,  Bond Fund/VA and Strategic
Bond Fund/VA with support in managing the portfolios of those Funds.

     The agreements  require the Manager,  at its expense,  to provide the Funds with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical personnel  required to provide effective  administration for the Funds.
Those  responsibilities  include the compilation and maintenance of records with respect to operations,  the  preparation  and filing of specified  reports,  and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

     The Funds pay  expenses  not  expressly  assumed by the  Manager  under the agreements, or by the Distributor under the General Distributor's Agreements for
Service  shares.  The advisory  agreement lists examples of expenses paid by the
Funds. The major categories relate to interest,  taxes,  brokerage  commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the  Funds  to  the  Manager  are  calculated  at  the  rates  described  in the
Prospectus,  which are  applied to the assets of each Fund as a whole.  Prior to
May 1, 1999,  the  advisory  agreement  for  Aggressive  Growth  Fund/VA did not include a breakpoint above $800 million.  Whenever more than one class of shares is  issued,  the fees are  allocated  to each  class of  shares  based  upon the relative proportion of a Fund's net assets represented by that class.

     The  Agreements  contain no expense  limitation.  However,  the Manager has undertaken to voluntarily  reduce the  management  fee of Oppenheimer  Strategic
Bond Fund/VA,  commencing  January 1, 2002, if the relative  performance of that
Fund is at or below the following criteria. If the trailing 12-month performance of  Oppenheimer  Strategic  Bond Fund/VA at the end of any  calendar  quarter is ranked by Lipper, Inc. ("Lipper") in the fifth quintile of the Lipper peer group for that Fund  (funds  dedicated  to  variable  insurance  products  in Lipper's general bond funds  category),  the Manager  undertakes to reduce the management fee  for  that  Fund by  0.10%,  and  for  each  quarter  thereafter  until  its performance  improves,  and if  Oppenheimer  Strategic Bond Fund/VA is ranked by
Lipper in the fourth  quintile of that peer group,  the  Manager  undertakes  to reduce the management fee by 0.05% for the following fiscal quarter and for each quarter thereafter until its performance improves. This management fee waiver is voluntary  and may be  terminated  by the Manager at any time,  without  advance notice.  If the Fund's  performance  is ranked in the third  quintile,  the full management fee is charged.  If the performance  again declines,  the same waiver applies again.

 Management Fees for the Fiscal Year Ended
               December 311

--------------------------------------------------------------------------------
------------------------------------------------------------------------------

Fund                               1999            2000            2001

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Aggressive Growth Fund/VA     $8,700,904     $18,407,015     $12,164,540

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Bond Fund/VA                  $4,539,138     $ 4,030.064     $ 4,571,739

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Capital Appreciation          $6,845,473     $12,361,613     $12,843,798
Fund/VA

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Global Securities Fund/VA     $8,336,850     $13,531,073     $12,404,364

------------------------------------------------------------------------------
------------------------------------------------------------------------------

High Income Fund/VA           $2,511,521     $ 2,436,299     $ 2,563,318

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Main Street(R)Growth &         $2,864,220      $5,651,580     $ 7,073,905
Income Fund/VA

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Main Street(R)Small Cap           $20,4142         $94,162        $114,814
Fund/VA

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Money Fund/VA                    $749,665        $920,505       $ 1,294,520

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Multiple Strategies Fund/VA     $4,271,966      $4,090,208      $ 4,312,500

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Strategic Bond Fund/VA          $2,066,323      $2,147,021      $ 2,440,218

------------------------------------------------------------------------------

1.    Shares of Value Fund/VA were not offered for sale during the periods shown.
The Manager voluntarily reimbursed certain expenses other than management fees during the periods shown.

     The  investment  advisory  agreements  state that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement,  the Manager is not liable for any loss  resulting  from a good faith error or  omission  on its part  with  respect  to any of its  duties  under the agreement.

    The agreements permit the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to a Fund, the Manager may withdraw the right of that Fund to use the name "Oppenheimer" as part of its name.

     Annual Approval of Investment Advisory Agreements.  Each year, the Board of
Trustees,  including  a majority  of the  Independent  Trustees,  is required to approve the renewal of the  investment  advisory  agreement  for each Fund.  The
Investment  Company Act  requires  that the Board  request and  evaluate and the
Manager provide such information as may be reasonably  necessary to evaluate the terms of the  investment  advisory  agreement.  The Board employs an independent consultant  to prepare a report  that  provides  such  information  as the Board requests for this purpose.

      The Board also receives information about the 12b-1 distribution fees the
Funds pay with respect to Service shares.  These distribution fees are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in arriving at its decision to renew the investment advisory agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services provided to the Funds and their shareholders;
o     The profitability of the Funds to the Manager;
o     The investment performance of the Funds in comparison to regular market indices
o     Economies of scale that may be available to the Funds from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or services received by the Funds from their relationship with the Manager, and
o     The direct and indirect benefits the Manager received from its relationship with the Funds.  These included services provided by the Distributor and the Transfer Agent, and brokerage and soft dollar arrangements permissible under Section 28(e) of the Securities Exchange Act.

      The Board considered that the Manager must be able to pay and retain high quality personnel at competitive rates to provide services to the Funds.  The Board also considered that maintaining the financial viability of the Manager is important so that the Manager will be able to continue to provide quality services to the Funds and their shareholders in adverse times.  The Board also considered the investment performance of other mutual funds advised by the Manager. The Board is aware that there are alternatives to the use of the Manager.

      These matters were also considered by the Independent Trustees, meeting separately from the full Board with experienced Counsel to the Fund who assisted the Board in its deliberations.  The Funds' Counsel is independent of the Manager within the meaning and intent of the SEC Rules regarding the independence of counsel.

      In arriving at a decision, the Board did not single out any one factor or group of factors as being more important than other factors, but considered all factors together.  The Board judged the terms and conditions of the investment advisory agreements, including the investment advisory fees, in light of all of the surrounding circumstances. After careful deliberation the Board of Trustees concluded that it was in the best interests of shareholders to continue the investment advisory agreements for another year.

      On January 3, 2002, the Board approved a fee waiver for Oppenheimer Strategic
Bond Fund/VA as follows: The Manager will reduce the management fee by 0.10% as long as the Fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. If the Fund emerges from a "penalty box" position for a quarter but then slips back in the next quarter, the Manager will reinstate the waiver.  The waiver is voluntary and may be terminated by the Manager at any time.

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreements.  One of the duties of the Manager under the investment advisory agreements is to arrange the portfolio transactions for the Funds.  The advisory agreements contain provisions relating to the employment of broker-dealers to effect the Funds' portfolio transactions.  The
Manager is authorized by the advisory agreements to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company
Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of the Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Funds as established by its Board of Trustees.

      Under the investment advisory agreements, the Manager may select brokers
(other than affiliates) that provide brokerage and/or research services for the
Funds and/or the other accounts over which the Manager or its affiliates have investment discretion.  The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Funds' portfolio transactions, the Manager may also consider sales of shares of the Funds and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager.  The Manager allocates brokerage for the Funds subject to the provisions of the investment advisory agreements and the procedures and rules described above. Generally, the Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers.  In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions on foreign exchanges, the Funds may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets.  Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market.  Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.  In an option transaction, the Funds ordinarily use the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

    Other funds advised by the Manager have investment policies similar to those of the Funds. Those other funds may purchase or sell the same securities as the Funds at the same time as the Funds, which could affect the supply and price of the securities. If two or more funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

    Most purchases of debt obligations are principal transactions at net prices.
This affects a substantial portion of the portfolio transactions of Money Fund/VA,
High Income Fund/VA, Bond Fund/VA and Strategic Bond Fund/VA.  Instead of using a broker for those transactions, the Funds normally deal directly with the selling or purchasing principal or market maker unless the Manager determines that a better price or execution can be obtained by using the services of a broker.  Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter.  Purchases from dealers include a spread between the bid and asked prices. The Funds seek to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreements permit the Manager to allocate brokerage for research services.  The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates.  The investment research received for the commissions of those other accounts may be useful both to one of the Funds and one or more of the Manager's other accounts.  Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services.  If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

    The Board of Trustees permits the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii)
the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.  The Board of Trustees permits the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

    The research services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase.  The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the
Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    The (i) total brokerage commissions paid by the Funds (other than Money
Fund/VA, which paid no brokerage commissions and the Value Fund/VA, which did not offer shares during the periods shown), not including spreads or concessions on principal transactions on a net trade basis, for the Funds' fiscal year ended
December 31, 1999, 2000 and 2001; and (ii) for the Funds' fiscal year ended
December 31, 2001, the amount of transactions directed to brokers for research services, and the amount of the commissions paid to broker-dealers for those services, is shown in the chart below:

---------------------------------------------------------------------------------

                                                       Transactions Commissions
                      Total Brokerage Commissions      Directed for Paid
                          Paid by the Funds1           Research2    For
                                                                    Research2

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Fund                1999        2000         2001          2001         2001
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
High Income
Fund/VA          $ 12,736   $7,335       $8,024        $ 0          $0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bond Fund/VA     $ 294,377  $248,630     $759,725      $ 0          $0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Strategic Bond
Fund/VA          $37,4597   $50.611      $38,184       $ 0          $0
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Aggressive
Growth           $1,260,968 $523,144     $2,943,962    $1,085,289   $890,652,315
Fund/VA
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Capital
Appreciation     $1,229,872 $1,473,398   $2,151,288    $779,543,161 $1,099,399
Fund/VA
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Main     Street(R)
Small             $4,819    $16,832      $73,472       $588,128     $1,470
Cap Fund/VA

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Global
Securities       $3,026,315 $3,787,676   $2,591,256    $117,399,565 $240,757
Fund/VA
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Multiple
Strategies       $  269,657 $666,958     $565,744      $23,333,181  $45,774
Fund/VA
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Main     Street(R)
Growth           $  458,120 $1,278,160   $1,563,519    $406,809,557 $ 507,121
& Income Fund/VA

---------------------------------------------------------------------------------
------------

1.    Shares of Value Fund/VA were not offered for sale during the periods shown in the chart.

The amount of transactions  directed to brokers for research services and the amount of the commissions paid to brokers for those services are shown in these columns.

Distribution and Service Plans (Service Shares Only)

The Distributor. Under its General Distributor's Agreements with the Funds,
OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the Funds' Service shares.

      Each Fund has adopted a Distribution and Service Plan (the "Plan") for its
Service shares under Rule 12b-1 of the Investment Company Act, pursuant to which each Fund will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to
Service shares, as described in the Prospectus.  Each Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the
Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

      Under the service plan, the Funds currently use the fees it receives to pay brokers, dealers and other financial institutions (they are referred to as
"recipients") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Funds, assisting in establishing and maintaining accounts in the Funds, and providing other services at the request of the Funds.

      Under the Plans, no payment will be made to any insurance company separate account sponsor or affiliate thereof under a Fund's Plan (each is referred to as a
"Recipient") in any quarter if the aggregate net assets of a Fund's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Trust's
Independent Trustees. Although the Plans provide for a fee of 0.25% of average annual net assets, the Board of Trustees had set the fee at 0.15% of average annual net assets prior to May 1, 2002 (when that rate increased to 0.25% for all series except Money Fund). The Board has set no minimum asset amount.  For the fiscal year ended December 31, 2001, all payments made under the Service Class Plan were paid by the Funds' distributor, to Recipients (including recipients affiliated with the
Manager).

      Those Service class payments during the fiscal year ended December 31, 2001, for all Funds having Service class shares outstanding as of that date, were as follows:

--------------------------------------------------------------------------------

                              Service Plan Payments
           Fund                      by OFDI

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer High Income                 $1
Fund/VA Service Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Strategic Bond              $2
Fund/VA Service Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Aggressive                 $46
Growth Fund/VA Service
Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Capital                     $6
Appreciation Fund/VA
Service Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Main Street(R)             $17
Small Cap Fund/VA Service
Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Global                   $12,673
Securities Fund/VA Service
Shares

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Oppenheimer Main Street(R)           $15,379
Growth & Income Fund/VA
Service Shares

--------------------------------------------------------------------------------

      Under the Plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from each respective Fund) to make payments to Recipients for distribution and administrative services they perform.  The Distributor and the
Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.
Any Plan may be terminated at any time by the vote of a majority of the Independent
Trustees or by the vote of the holders of a "majority" (as defined in the
Investment Company Act) of the outstanding Service shares.  For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a
Fund's shares. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment.  All material amendments must be approved by the Board and a majority of the Independent Trustees.

      While the plans are in effect and Service shares are outstanding, the
Treasurer of the Trust must provide separate written reports to the Trust's Board of Trustees at least quarterly describing the amount of payments and the purpose of the payment made pursuant to each Plan. These reports are subject to the review and approval of the Independent Trustees.

Performance of the Funds

Explanation of Performance Terminology.  The Funds use a variety of terms to illustrate their investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below.  The charts below show the Funds' performance as of the Funds' most recent fiscal year end. You can obtain current performance information by following the instructions in the prospectus for your insurance product, or by calling the Funds' Transfer Agent at 1.800.981.2871.

      The Funds' illustrations of their performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of that Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Performance information for Service shares is not shown for the following
Funds because no shares of those Funds were offered prior to December 31, 2001:
Bond Fund/VA and Multiple Strategies Fund/VA. Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.
Performance information is not shown for Value Fund/VA because shares of the Fund were not offered for sale during the periods shown.

      Use of standardized performance calculations enables an investor to compare the Funds' performance to the performance of other funds for the same periods.
However, a number of factors should be considered before using the Funds'
performance information as a basis for comparison with other investments:

      Total returns measure the performance of a hypothetical account in a Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

      The Fund's performance does not reflect the charges deducted from an investor's separate account by the insurance company or other sponsor of that separate account, which vary from product to product.  If these charges were deducted, performance will be lower than as described in the
         Fund's Prospectus and Statement of Additional Information.  In addition, the separate accounts may have inception dates different from those of the
         Funds. The sponsor for your insurance product can provide performance information that reflects those charges and inception dates.

      An investment in the Fund is not insured by the FDIC or any other government agency.

      The Funds' performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      The principal value of the Funds' shares and total returns are not guaranteed and normally will fluctuate on a daily basis.

      When an investor's shares are redeemed, they may be worth more or less than their original cost.
      The preceding two statements do not apply to Money Fund/VA, which seeks to maintain a stable net asset value of $1.00 per share. There can be no assurance that Money Fund/VA will be able to do so.

      Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.  The Funds' total returns should not be expected to be the same as the returns of other Oppenheimer funds, whether or not such other funds have the same portfolio managers and/or similar names.

     The Funds' total returns are affected by market conditions,  the quality of that  Funds'  investments,  the  maturity  of debt  investments,  the  types  of investments that Fund holds, and its operating expenses.

     |X| Total Return Information.  There are different types of "total returns"
to measure  the  Funds'  performance.  Total  return is the change in value of a hypothetical  investment  in a Fund  over a  given  period,  assuming  that  all dividends and capital gains  distributions  are reinvested in additional  shares and that the  investment  is redeemed at the end of the period.  The  cumulative total return  measures the change in value over the entire  period (for example, ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total return over the entire  period.  However,  average  annual  total  returns  do not  show  actual year-by-year performance.  The Funds use standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     Average  Annual Total  Return.  The "average  annual total  return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

                                ERV -1 = AVERAGE ANNUAL TOTAL RETURN
                               -----
                                 P

     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years.  Its calculation uses some of the same factors as average annual total return,  but it  does  not  average  the  rate of  return  on an  annual  basis.
Cumulative total return is determined as follows:

                                ERV - P =TOTAL RETURN
                              ----------
                                   P

The Funds' Total Returns for the Periods Ended 12/31/01

----------------------------------------------------------------------------

       Fund and          1 Year     5 Years  10
 Class/Inception Date      (or     (or        Years
                       life-of-claslife-of-cl(or)
                                             life-of-class)

----------------------------------------------------------------------------
----------------------------------------------------------------------------
High Income Fund/VA          1.97%            2.87%             8.71%
(4/3/86)
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Service Shares: High      1.67%       N/A      N/A
Income Fund/VA
(9/18/01)

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Bond Fund/VA              7.79%      5.62%    6.64%
(4/3/85)

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Aggressive Growth           -31.27%           7.05%            11.76%
Fund/VA (8/15/86)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Service Shares:
Aggressive Growth           -31.31%          -43.90%             N/A
Fund/VA (10/16/00)
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Capital Appreciation     -12.58%    14.18%    15.21%
Fund/VA (4/3/85)

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Service Shares:
Capital Appreciation
Fund/VA                  15.51%       N/A      N/A
(9/18/01)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Multiple Strategies       2.22%      8.74%    10.20%
Fund/VA (2/9/87)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Global Securities        -12.04%    15.40%    13.91%
Fund/VA (11/12/90)
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Service Shares:          -12.17%    -13.02%    N/A
Global Securities
Fund/VA (10/16/00)

----------------------------------------------------------------------------
----------------------------------------------------------------------------
Strategic Bond            4.85%      4.36%    5.61%
Fund/VA (5/3/93)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Service Shares:
Strategic Bond Fund/VA    1.94%       N/A      N/A
(3/19/01)
----------------------------------------------------------------------------
----------------------------------------------------------------------------

Main Street(R)Growth &    -10.16%     6.71%    13.67%
Income Fund/VA
(7/5/95)

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Service Shares: Main     -10.27%    -14.62%    N/A
Street(R)Growth &
Income Fund/VA
(7/13/00)

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Main Street(R)Small       -0.36%      3.76%     n/a
Cap Fund/VA (5/1/98)

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Service Shares: Main      4.15%       N/A      N/A
Street(R)Small Cap
Fund/VA (7/16/01)

----------------------------------------------------------------------------
----------------------------------------------------------------------------

Money Fund/VA             3.85%      5.12%    4.77%
(4/3/85)

----------------------------------------------------------------------------

(1)  For Service shares, performance would have been lower if the 0.10% increase in the service  fee for that class,  effective  May 1, 2002,  had  occurred during the period  shown.  For  service  shares of  Oppenheimer  Aggressive
     Growth Fund/VA,  performance  would have been less if service fees had been charged during 2000.  Cumulative total return for a period of less than one year is not annualized.

     Standardized Yield. The "standardized yield" (sometimes referred to just as
"yield")  is shown  for a  stated  30-day  period.  It is not  based  on  actual distributions  paid by the Fixed  Income  Funds to  shareholders  in the  30-day period,  but is a hypothetical  yield based upon the net investment  income from the Fund's portfolio  investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

     Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                        STANDARDIZED YIELD = 2 (A - B + 1)- 1
                                               -------
                                                 CD
      The symbols above represent the following factors:

      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class  outstanding  during the
           30-day period that were entitled to receive dividends.
      d =  the  maximum  offering  price per share of that  class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods.  The SEC formula assumes that the standardized yield for a
30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the
Fund's classes of shares will differ for any 30-day period.

      Dividend Yield.  The Fixed Income Funds may quote a "dividend yield" for each class of its shares.  Dividend yield is based on the dividends paid on a class of shares during the actual dividend period.  To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period.  Because the Fixed Income
Funds pay their annual dividend in March of each year, dividend yield is shown for the 30 days ended March 31, 2001.  The formula is shown below:

Dividend Yield = Distribution Paid / No. of Days in the Period x No. of Days in the
                --------------------------------------------------------------------
Calendar Year
-------------
                       Maximum Offering Price (payment date)

---------------------------------------------------------------------------------

                              Standardized Yield for    Dividend Yield for the
           Fund              the 30-Day Period Ended      30-Day Period Ended
                                     12/31/01                   3/31/02

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
High Income Fund/VA                   11.36%                    10.99%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bond Fund/VA                          11.42%                     8.06%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Strategic Bond Fund/VA                8.87%                      8.62%
---------------------------------------------------------------------------------

      Money Fund/VA Yields.  The current yield for Money Fund/VA is calculated for a seven-day period of time as follows.  First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven-day period.  The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared.  Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent.

      The compounded effective yield for a seven-day period is calculated by
      (1) adding 1 to the base period return (obtained as described above),
      (2) raising the sum to a power equal to 365 divided by 7, and
      (3) subtracting 1 from the result.

      The yield as calculated above may vary for accounts less than approximately
$100 in value due to the effect of rounding off each daily dividend to the nearest full cent.  The calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the
Fund's portfolio securities which may affect dividends.  Therefore, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

Other Performance Comparisons.  The Funds may compare their performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of
Additional Information.  The Funds may also compare their performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities.  Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Funds may publish the rankings of their performance by Lipper, Inc. Lipper is a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment styles.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.  Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Ratings.  From time to time the star rating of the performance of separate accounts that hold Fund shares will be determined by
Morningstar, Inc. an independent mutual fund monitoring service.  Morningstar rates separate accounts that hold mutual funds in broad investment categories.  The results may be published by or for the Funds or the separate account sponsors.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive
3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The
Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      The total return rating of a separate account holding shares of a Fund may also be compared to that of other separate accounts in its Morningstar category, in addition to its star ratings.  Those total return ratings are percentages from one percent to one hundred percent and are not risk adjusted.  For example, if a separate account is in the 94th percentile, that means that 94% of the separate accounts in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications.
From time to time the Funds may include in advertisements and sales literature performance information about the Funds cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar.  The Funds' performance may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Funds' shares to the return on fixed-income investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills.  However, the Funds' returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S.
government.

      From time to time, the Funds may publish rankings or ratings of the Manager other than performance rankings of the Oppenheimer funds themselves.  Those ratings or rankings by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.
They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, insurance sponsors, shareholders or others.

      From time to time the Funds may include in advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of one or more of the Funds. The combined account may be part of an illustration of an asset allocation model or similar presentation.  The account information may combine total return performance of the Funds included in the account.  Additionally, from time to time, advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions.  That may include, for example,

o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the
   United States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Funds.

------------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------------------------------------

How to Buy and Sell Shares

      Shares of the Funds are sold to provide benefits under variable life insurance policies and variable annuity and other insurance company separate accounts, as explained in the Prospectuses for the Funds and for the insurance product you have selected. Therefore, instructions from an investor to buy or sell shares of the Funds should be directed to the insurance sponsor for the investor's separate account, or that insurance sponsor's agent.

      |X| Allocation of Expenses. The Funds pay expenses related to its daily operations, such as custodian bank fees, certain Trustees' fees, transfer agency fees, legal fees and auditing costs.  Those expenses are paid out of the Fund's assets and are  not paid directly by shareholders.  However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      For any Fund that has two classes of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses.  General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.  Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports,
Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian bank expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class.  Examples of such expenses include 12b-1 distribution and service fees of Service shares, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Funds are determined as of the close of business of The
New York Stock Exchange on each day that the Exchange is open.  The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding.  The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday).  The
Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.  It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day.  The Funds' net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares.  Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York
Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the
Funds' calculation of their net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|  Securities Valuation. The Funds' Board of Trustees has established procedures for the valuation of the Funds' securities.  In general the procedures for all Funds other than Money Fund/VA are as follows:

      Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:

1.    if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
2.    if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

      Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

1.    at the last sale price available to the pricing service approved by the Board of Trustees, or
2.    at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

      Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Funds' Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

      The following securities are valued at the mean between the "bid" and "asked"
prices determined by a pricing service approved by the Funds' Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

1.    debt instruments that have a maturity of more than 397 days when issued,
2.    debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
3.    non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

      The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

1.    money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
2.    debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid"
price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities).  The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager.  If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date.  If the put, call or future is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the
Manager from two active market makers. In certain cases that may be at the "bid"
price if no "asked" price is available.

      When a Fund writes an option, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of the option.  In determining the Fund's gain on investments, if a call or put written by a Fund is exercised, the proceeds are increased by the premium received.  If a call or put written by a Fund expires, that Fund has a gain in the amount of the premium. If that Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.  If a Fund exercises a put it holds, the amount that Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Money Fund/VA Net Asset Valuation Per Share.  Money Fund/VA will seek to maintain a net asset value of $1.00 per share for purchases and redemptions.  There can be no assurance it will do so.  Money Fund/VA operates under Rule 2a-7 under which it may use the amortized cost method of valuing their shares.  The Funds' Board of
Trustees has adopted procedures for that purpose.  The amortized cost method values a security initially at its cost and thereafter assumes
a constant amortization of any premium or accretion of any discount, regardless of the impact of fluctuating interest rates on the market value of the security.  This method does not take into account unrealized capital gains or losses.

      The Funds' Board of Trustees has established procedures intended to stabilize
Money Fund/VA's net asset value at $1.00 per share.  If Money Fund/VA's net asset value per share were to deviate from $1.00 by more than 0.5%, Rule 2a-7 requires the Board promptly to consider what action, if any, should be taken.  If the
Trustees find that the extent of any such deviation may result in material dilution or other unfair effects on shareholders, the Board will take whatever steps it considers appropriate to eliminate or reduce such dilution or unfair effects, including, without limitation, selling portfolio securities prior to maturity, shortening the average
portfolio maturity, withholding or reducing dividends, reducing the outstanding number of shares of that Fund without monetary consideration, or calculating net asset value per share by using available market quotations.

      As long as Money Fund/VA uses Rule 2a-7, it must abide by certain conditions described in the Prospectus which limit the maturity of securities that Fund buys.
Under Rule 2a-7, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain variable rate demand and floating rate instruments.  Repurchase agreements and securities loan agreements are, in general, treated as having maturity equal to the period scheduled until repurchase or return, or if subject to demand, equal to the notice period.

      While amortized cost method provides certainty in valuation, there may be periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price Money Fund/VA would receive if it sold the instrument.  During periods of declining interest rates, the daily yield on shares of that Fund may tend to be lower (and net investment income and daily dividends higher) than market prices or estimates of market prices for its portfolio.  Thus, if the use of amortized cost by the funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Money Fund/VA would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in that Fund would receive less investment income than if Money Fund/VA were priced at market value.
Conversely, during periods of rising interest rates, the daily yield on shares of that Fund will tend to be higher and its aggregate value lower than that of a portfolio priced at market value.  A prospective investor would receive a lower yield than from an investment in a portfolio priced at market value, while existing investors in Money Fund/VA would receive more investment income than if that Fund were priced at market value.

Dividends, Capital Gains and Taxes

Dividends and Distributions.  The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the Funds or borne separately by a class (if more than one class of shares are outstanding). Dividends are calculated in the same manner, at the same time, and on the same
day for each class of shares. Dividends on Service shares are expected to be lower.
That is because of the effect of the additional fee on Service shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Tax Status of the Funds' Dividends and Distributions.  The federal tax treatment of the Funds' dividends and capital gains distributions is briefly highlighted in the
Prospectus, and may also be explained in the prospectus for the insurance product you have selected.

      The Funds intend to qualify as a "regulated investment company" under the
Internal Revenue Code (although it reserves the right not to qualify). If the Funds qualify as  "regulated investment companies" under the Internal Revenue Code, they will not be liable for federal income taxes on amounts paid by it as dividends and distributions.  The Funds qualified as regulated investment companies in its last fiscal year.  The Internal Revenue Code contains a number of complex tests relating to qualification which the Funds might not meet in any particular year.  If it did not so qualify, the Funds would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

Additional Information About the Funds

The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent, is a
division  of  the  Manager.   It  is  responsible  for  maintaining  the  Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  The  Transfer  Agent has  voluntarily  agreed to limit transfer and  shareholder  servicing  agent fees to 0.35% per annum of shares of any class of any Fund,  effective  October  1,  2001.  That  undertaking  may be amended or withdrawn at any time.  The Transfer  Agent also acts as  shareholder servicing  agent for the other  Oppenheimer  funds.  Shareholders  should direct inquiries  about  their  accounts  to the  Transfer  Agent  at the  address  and toll-free numbers shown on the back cover.

The  Custodian  Bank.  JPMorgan  Chase Bank became the  custodian  of the Funds'
assets on or about  November 8, 2002 (prior to which the  custodian  was Bank of
New York). The custodian's responsibilities include safeguarding and controlling the Funds' portfolio  securities and handling the delivery of such securities to and from the Funds.  It is the practice of the Funds to deal with the  custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Funds' cash balances with the custodian in excess of  $100,000  are not  protected  by  federal  deposit  insurance.  Those uninsured balances at times may be substantial.

Independent Auditors.  Deloitte & Touche LLP are the independent auditors of the
Funds.  They audit the Funds'  annual  financial  statements  and perform  other related  audit  services.  They also act as  auditors  for  certain  other funds advised by the  Manager and its  affiliates  and they are the  auditors  for the
Manager and its affiliates.

                                  SEMIANNUAL ("UNAUDITED") REPORT JUNE 30, 2002

Oppenheimer
AGGRESSIVE GROWTH FUND/VA
A Series of Oppenheimer Variable Account Funds

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                                MARKET VALUE
                                    SHARES        SEE NOTE 1
============================================================
COMMON STOCKS--86.5%
------------------------------------------------------------
CONSUMER DISCRETIONARY--20.5%
------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--4.5%
Outback Steakhouse, Inc.(1)        680,000   $   23,868,000
Wendy's International, Inc.        825,000       32,859,750
                                             ---------------
                                                 56,727,750
------------------------------------------------------------
MEDIA--0.4%
Charter Communications, Inc.,
   Cl. A                         1,200,000        4,896,000
------------------------------------------------------------
MULTILINE RETAIL--7.5%
BJ's Wholesale Club, Inc.(1)     1,480,000       56,980,000
Family Dollar Stores, Inc.       1,020,000       35,955,000
                                             ---------------
                                                 92,935,000
------------------------------------------------------------
SPECIALTY RETAIL--7.1%
Bed Bath & Beyond, Inc.(1)       2,000,000       75,480,000
Circuit City Stores, Inc./
   CarMax Group(1)                 630,000       13,639,500
                                             ---------------
                                                 89,119,500
------------------------------------------------------------
TEXTILES & APPAREL--1.0%
Coach, Inc.(1)                     225,000       12,352,500
------------------------------------------------------------
FINANCIALS--13.8%
------------------------------------------------------------
DIVERSIFIED FINANCIALS--4.9%
AMBAC Financial Group, Inc.        626,600       42,107,520
SLM Corp.                          200,000       19,380,000
                                             ---------------
                                                 61,487,520
------------------------------------------------------------
INSURANCE--8.9%
MBIA, Inc.                       1,040,000       58,791,200
Radian Group, Inc.               1,050,000       51,292,500
                                             ---------------
                                                110,083,700
------------------------------------------------------------
HEALTH CARE--31.4%
------------------------------------------------------------
BIOTECHNOLOGY--8.6%
Gilead Sciences, Inc.(1)         2,200,000       72,336,000
IDEC Pharmaceuticals Corp.(1)    1,000,000       35,450,000
                                             ---------------
                                                107,786,000
------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--11.2%
Biomet, Inc.                     1,000,000       27,120,000
Cytyc Corp.(1)                   1,600,000       12,192,000
Stryker Corp.                      720,000       38,527,200
Varian Medical Systems, Inc.(1)  1,520,000       61,636,000
                                             ---------------
                                                139,475,200
------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--10.1%
AmerisourceBergen Corp.            900,000       68,400,000
Lincare Holdings, Inc.(1)        1,760,000       56,848,000
                                             ---------------
                                                125,248,000

                                                MARKET VALUE
                                    SHARES        SEE NOTE 1
------------------------------------------------------------
PHARMACEUTICALS--1.5%
King Pharmaceuticals, Inc.         850,000   $    18,912,500
------------------------------------------------------------
INDUSTRIALS--10.5%
------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--6.3%
Concord EFS, Inc.(1)             2,600,000       78,364,000
------------------------------------------------------------
MACHINERY--4.2%
SPX Corp.(1)                       450,000       52,875,000
------------------------------------------------------------
INFORMATION TECHNOLOGY--10.3%
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.2%
Brocade Communications
   Systems, Inc.(1)                380,000        6,642,400
Tellium, Inc.(2)                   666,666          619,999
UTStarcom, Inc.(1)               1,619,500       32,665,315
                                             ---------------
                                                 39,927,714
------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Millipore Corp.                    175,000        5,596,500
------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.8%
Marvell Technology Group Ltd.(1)   910,000       18,099,900
QLogic Corp.(1)                    445,000       16,954,500
                                             ---------------
                                                 35,054,400
------------------------------------------------------------
SOFTWARE--3.8%
Agile Software Corp.(1)            914,200        6,646,234
Cerner Corp.(1)                    771,000       36,876,930
Veritas Software Corp.(1)          200,000        3,958,000
                                             ---------------
                                                 47,481,164
                                             ---------------
Total Common Stocks (Cost $1,147,473,661)     1,078,322,448

============================================================
PREFERRED STOCKS--0.3%
------------------------------------------------------------
ApplianceWare Holding Corp.,
   Cv., Series B(1,2,3)          1,807,580               --
Axsun Technologies, Inc., Cv.,
   Series C(1,2,3)               3,170,523        1,046,273
Blaze Network Products, Inc.,
   8% Cv., Series D(1,2,3)       1,147,862          332,880
BroadBand Office, Inc.,
   Cv., Series C(1,2,3)            211,641               --
Centerpoint Broadband
   Technologies, Inc.:
   Cv., Series D(2,3)            1,298,701           71,429
   Cv., Series Z(2,3)              262,439           14,434
fusionOne, Inc., 8% Non-Cum.
   Cv., Series D(1,2,3)          2,663,972        1,642,072
MicroPhotonix Integration Corp.,
   Cv., Series C(1,2,3)            633,383               --
Multiplex, Inc., Cv.,
   Series C(1,2,3)               2,330,253          363,706
Questia Media, Inc., Cv.,
   Series B(1,2,3)               2,329,735           32,849
                                             ---------------
Total Preferred Stocks (Cost $120,162,357)        3,503,643

                                 PRINCIPAL      MARKET VALUE
                                    AMOUNT        SEE NOTE 1
=============================================================
REPURCHASE AGREEMENTS--15.6%

Repurchase agreement with BNP Paribas
   Securities Corp., 1.89%, dated 6/28/02,
   to be repurchased at $194,181,579 on
   7/1/02, collateralized by U.S. Treasury
   Bonds, 5.375%--10.375%, 11/15/12--
   2/15/31, with a value of $188,707,011
   and U.S. Treasury Nts., 5.625%, 11/30/02,
   with a value of $10,114,913
   (Cost $194,151,000)        $194,151,000    $  194,151,000

-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $1,461,787,017)             102.4%    1,275,977,091
-------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS                             (2.4)      (30,003,157)
                              -------------------------------
NET ASSETS                           100.0%   $1,245,973,934
                              ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of
Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended June 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 2002 amounts to $3,503,643. Transactions during the period in which the issuer was an affiliate are as follows:

                                                      SHARES
GROSS            GROSS           SHARES      UNREALIZED
                                           DECEMBER 31, 2001   ADDITIONS
REDUCTIONS    JUNE 30, 2002    DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
ApplianceWare Holding Corp., Cv., Series B         1,807,580
--               --        1,807,580     $ 6,200,000
Axsun Technologies, Inc., Cv., Series C            3,170,523
--               --        3,170,523      35,953,731
Blaze Network Products, Inc., 8% Cv., Series D     1,147,862
--               --        1,147,862       7,013,437
BroadBand Office, Inc., Cv., Series C                211,641
--               --          211,641       4,000,015
Centerpoint Broadband Technologies, Inc., Cv.,
Series D                                           1,298,701
--               --        1,298,701      13,928,568
Centerpoint Broadband Technologies, Inc., Cv.,
Series Z                                                  --
262,439               --          262,439       6,985,558
fusionOne, Inc., 8% Non-Cum. Cv., Series D         2,663,972
--               --        2,663,972      12,823,296
MicroPhotonix Integration Corp., Cv., Series C       633,383
--               --          633,383       4,000,004
Multiplex, Inc., Cv., Series C                     2,330,253
--               --        2,330,253      16,786,955
Questia Media, Inc., Cv., Series B                 2,329,735
--               --        2,329,735       8,967,150
Zaffire, Inc., Cv., Series C                         484,764
--          484,764               --              --

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 June 30, 2002
===========================================================================================================================

 ASSETS
 Investments, at value (including repurchase agreement of $194,151,000) -- see accompanying statement:
 Unaffiliated companies (cost
$1,341,624,661)
$1,272,473,448
 Affiliated companies (cost
$120,162,356)
3,503,643

---------------

1,275,977,091
---------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold
1,859,074
 Shares of beneficial interest
sold
579,899
 Interest and
dividends
266,529

Other
30,340

---------------
 Total
assets
1,278,712,933

===========================================================================================================================
 LIABILITIES
 Bank
overdraft
565,637
---------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments
purchased
29,472,534
 Shares of beneficial interest
redeemed
2,463,412
 Shareholder
reports
214,567
 Transfer and shareholder servicing agent
fees                                                                       1,579
 Trustees'
compensation
862
 Distribution and service plan
fees
82

Other
20,326

---------------
 Total
liabilities
32,738,999

===========================================================================================================================
 NET
ASSETS
$1,245,973,934

===============

===========================================================================================================================
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial
interest
$       37,191
---------------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
2,114,810,683
---------------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment
income
(2,331,170)
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions                                                     (680,732,844)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on
investments
(185,809,926)

---------------
 Net
Assets
$1,245,973,934

===============

===========================================================================================================================
 NET ASSET VALUE PER SHARE
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $1,245,903,758 and 37,188,887 shares of beneficial interest
outstanding)                             $33.50
---------------------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $70,176 and 2,097 shares of beneficial interest
outstanding)                                         $33.46

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended June 30, 2002
===========================================================================================================================

 INVESTMENT INCOME

Interest
$   1,597,914
---------------------------------------------------------------------------------------------------------------------------

Dividends
861,687

--------------
 Total investment
income
2,459,601

===========================================================================================================================
 EXPENSES
 Management
fees
4,716,620
---------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Service
shares                                                                     62
---------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                                                       6,609
---------------------------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses
18,106
---------------------------------------------------------------------------------------------------------------------------
 Trustees'
compensation
11,529
---------------------------------------------------------------------------------------------------------------------------

Other
8,688

--------------
 Total
expenses
4,761,614
 Less reduction to custodian
expenses
(767)

--------------
 Net
expenses
4,760,847

===========================================================================================================================
 NET INVESTMENT
LOSS
(2,301,246)

===========================================================================================================================
 REALIZED AND UNREALIZED LOSS
 Net realized loss on
investments
(66,275,634)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on
investments
(202,653,007)

--------------
 Net realized and unrealized
loss
(268,928,641)

===========================================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $(271,229,887)

==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS             YEAR

ENDED            ENDED

JUNE 30, 2002     DECEMBER 31,

(UNAUDITED)             2001
===========================================================================================================================

 OPERATIONS
 Net investment income
(loss)                                                             $
(2,301,246)   $    8,952,923
---------------------------------------------------------------------------------------------------------------------------
 Net realized
loss
(66,275,634)     (605,467,300)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
depreciation
(202,653,007)     (222,526,858)

---------------------------------
 Net decrease in net assets resulting from
operations                                       (271,229,887)     (819,041,235)

===========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Non-Service
shares
(8,907,419)      (19,479,838)
 Service
shares
(358)             (224)
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Non-Service
shares
--      (303,948,112)
 Service
shares
--            (3,502)

===========================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Non-Service
shares
(95,522,445)      168,912,999
 Service
shares
29,947            62,636

===========================================================================================================================
 NET ASSETS
 Total
decrease
(375,630,162)     (973,497,276)
---------------------------------------------------------------------------------------------------------------------------
 Beginning of
period
1,621,604,096     2,595,101,372

---------------------------------
 End of period [including undistributed (overdistributed) net investment income of ($2,331,170) and $8,877,853,
respectively]                                     $1,245,973,934
$1,621,604,096

=================================

====================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED JUNE
30, 2002       YEAR ENDED DECEMBER 31, 2001

SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------
 NON-SERVICE SHARES

 Sold                                                       3,884,384     $
146,750,801       20,034,675   $   970,735,337
 Dividends and/or distributions reinvested                    230,762
8,907,418        7,069,463       323,427,949
 Redeemed                                                  (6,743,493)
(251,180,664)     (23,954,650)   (1,125,250,287)

----------------------------------------------------------------
 Net increase (decrease)                                   (2,628,347)    $
(95,522,445)       3,149,488   $   168,912,999

================================================================

---------------------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                           2,406
$      94,288            1,424   $        67,202
 Dividends and/or distributions reinvested
9               357               81             3,726
 Redeemed                                                      (1,637)
(64,698)            (196)           (8,292)

----------------------------------------------------------------
 Net increase                                                     778
$      29,947            1,309   $        62,636

ACQUISITION                       VALUATION AS OF            UNREALIZED
 CONTRACT DESCRIPTION                                    DATES
COST         JUNE 30, 2002          DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
ApplianceWare Holding Corp., Cv., Series B            7/11/00     $
6,200,000            $       --           $ 6,200,000
Axsun Technologies, Inc., Cv., Series C              12/13/00
37,000,004             1,046,273            35,953,731
Blaze Network Products, Inc., 8% Cv., Series D       10/17/00
7,346,317               332,880             7,013,437
BroadBand Office, Inc., Cv., Series C                 8/28/00
4,000,015                    --             4,000,015
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                                        10/23/00
13,999,997                71,429            13,928,568
Centerpoint Broadband Technologies, Inc.,
Cv., Series Z                                         5/26/00
6,999,992                14,434             6,985,558
fusionOne, Inc., 8% Non-Cum. Cv., Series D             9/6/00
14,465,368             1,642,072            12,823,296
MicroPhotonix Integration Corp., Cv., Series C         7/6/00
4,000,004                    --             4,000,004
Multiplex, Inc., Cv., Series C                         2/9/01
17,150,661               363,706            16,786,955
Questia Media, Inc., Cv., Series B                    8/18/00
8,999,999                32,849             8,967,150
Tellium, Inc.                                         9/20/00
9,999,990               619,999             9,379,991

SEMIANNUAL ("UNAUDITED")REPORT JUNE 30, 2002

Oppenheimer
BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited
--------------------------------------------------------------------------------

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES--6.0%

 AQ Finance NIM Trust, Home Equity
   Collateralized Mtg. Obligations:
   Series 2001-3A, Cl. Note, 8.835%,
   2/25/32(1)                                       $    680,639  $     680,639
   Series 2002-1, Cl. Note, 9.50%,
   6/25/32(1)                                          3,820,420      3,810,869
 Lease Investment Flight Trust,
   Collateralized Plane Obligations,
   Series 1A, Cl. D2, 8%, 7/15/31(1)                   5,850,000      2,047,500
 Liberte American Loan Master Trust,
   Collateralized Loan Obligations,
   Series 1999-1A, Cl. D2, 6.90%,
   11/25/06(1,2)                                       9,000,000      6,750,000
 Litigation Settlement Monetized
   Fee Trust, Asset-Backed Certificates,
   Series 2001-1A, Cl. A1, 8.33%,
   4/25/31(1)                                          5,302,585      5,673,766
 Long Beach Asset Holdings Corp. NIM
   Trust, Home Equity Asset-Backed
   Pass-Through Certificates, Series
   2001-3, 7.87%, 9/25/31                              3,771,860      3,753,001
 MSF Funding LLC, Collateralized Mtg.
   Obligations, Series 2000-1, Cl. C, 9.19%,
   7/25/07(1,2)                                        1,094,900      1,084,937
 NC Finance Trust, Collateralized Mtg.
   Obligations:
   Series 1999-I, Cl. ECFD, 8.75%,
   12/25/28(1)                                         4,809,106      3,871,330
   Series 2002-I, Cl. ECFD, 9.25%,
   3/25/32(3)                                          5,334,004      5,250,660
 ONYX Acceptance Auto Trust,
   Automobile Asset-Backed Certificates,
   Series 2002, Cl. A, 13.60%, 2/20/32                 2,697,236      2,670,264
 Option One Mortgage Securities Corp.,
   Home Equity Collateralized Mtg.
   Obligations:
   Series 1999-1, Cl. CTFS,
   10.06%, 3/26/29(1)                                  1,794,158      1,714,542
   Series 1999-3, Cl. CTFS, 10.80%,
   12/15/29                                              673,878        656,399
 TS Authority, Asset-Backed Securities,
   Series 2001-A, 6.79%, 6/1/10                        2,100,000      2,101,050
                                                                   -------------
 Total Asset-Backed Securities (Cost $43,984,351)                    40,064,957

--------------------------------------------------------------------------------
 CORPORATE LOANS--0.2%

 Ferrell Cos., Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, Series 2002-I,
   Cl. ECFD, 5.947%, 6/17/06(1,2)
   (Cost $1,545,652)                                   1,561,265      1,498,814

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--54.9%
--------------------------------------------------------------------------------
 GOVERNMENT AGENCY--31.0%
--------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--31.0%

 Asset Securitization Corp., Interest-Only
   Stripped Mtg.-Backed Security
   Collateralized Mtg. Obligations,
   Series 1997-D4, Cl. PS1, 1.311%,
   4/14/29(4)                                       $ 51,017,762  $   2,678,432
 Federal Home Loan Mortgage Corp.,
   Gtd. Multiclass Mtg. Pass-Through
   Certificates, Series 151, Cl. F, 9%,
   5/15/21                                               238,298        252,744
 Federal Home Loan Mortgage Corp.,
   Gtd. Real Estate Mtg. Investment
   Conduit Multiclass Pass-Through
   Certificates, Series 2054, Cl. TE, 6.25%,
   4/15/24                                               109,000        112,610
 Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped Mtg.-Backed
   Security:
   Series 192, Cl. IO, 6.50%, 2/1/28(4)               44,667,652      8,783,475
   Series 203, Cl. IO, 6.50%, 6/15/29(4)              14,549,654      3,207,744
   Series 205, Cl. IO, 7%, 9/15/29(4)                 14,964,446      2,801,157
   Series 206, Cl. IO, 7.50%, 12/15/29(4)             10,757,331      1,882,533
   Series 207, Cl. IO, 7%, 4/15/30(4)                  9,781,819      1,662,909
   Series 303, Cl. IO, 7.50%, 11/1/29(4)               3,807,634        677,640
 Federal National Mortgage Assn.:
   6%, 7/25/32(10)                                    27,000,000     26,932,500
   6.50%, 3/1/11                                         267,727        279,465
   6.50%, 7/1/28(10)                                  70,650,000     72,019,197
   7%, 11/1/25 - 7/16/32                                 268,840        279,572
   7%, 7/25/27(10)                                    73,400,000     76,015,242
   7.50%, 1/1/08 - 1/1/26                              1,031,715      1,090,947
   8%, 5/1/17                                             93,286        100,463
 Federal National Mortgage Assn.,
   Collateralized Mtg. Obligations,
   Gtd. Real Estate Mtg. Investment
   Conduit Pass-Through Certificates,
   Trust 131, Cl. G, 8.75%, 11/25/05                     428,508        453,412
 Federal National Mortgage Assn., Gtd.
   Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Trust
   1989-17, Cl. E, 10.40%, 4/25/19                       297,367        305,729
 Federal National Mortgage Assn., Gtd.
   Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Interest-Only
   Stripped Mtg.-Backed Security,

   Trust 299, Cl. 2, 6.50%, 5/1/28(4)                  3,652,010        729,261

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED Continued
 First Union National Bank Commercial
   Mortgage Trust, Interest-Only
   Stripped Mtg.-Backed Security,
   Series 2001-C3, Cl. X1, 0.667%,
   8/15/33(4)                                       $134,490,008  $   4,812,221
                                                                  --------------
                                                                    205,077,253
--------------------------------------------------------------------------------
 GNMA/GUARANTEED--0.0%
 Government National Mortgage
   Assn., 7%, 1/15/09                                    213,942        227,215
--------------------------------------------------------------------------------
 PRIVATE--23.9%
--------------------------------------------------------------------------------
 COMMERCIAL--21.0%
 Asset Securitization Corp., Commercial
   Mtg. Pass-Through Certificates:
   Series 1996-D2, Cl. A3, 7.52%,
   2/14/29(2)                                         10,000,000     10,100,000
   Series 1996-MD6, Cl. A3, 7.364%,
   11/13/29(2)                                         1,200,000      1,261,781
   Series 1997-D5, Cl. B2, 1.375%,
   2/14/41(1,2)                                        5,400,000      1,215,000
 Asset Securitization Corp., Interest-
   Only Stripped Mtg.-Backed Security
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-D5, Cl. PS1,
   1.676%, 2/14/41(4)                                 17,383,982      1,291,576
 Capital Lease Funding Securitization LP,
   Interest-Only Corporate-Backed
   Pass-Through Certificates, Series
   1997-CTL1, 0.619%, 6/22/24(1,4)                    28,249,964        962,264
 Commercial Mortgage Acceptance
   Corp., Commercial Mtg. Obligations:
   Series 1996-C1, Cl. D, 7.338%,
   12/25/20(1,2)                                       1,449,439      1,446,268
   Series 2000-FL2A, Cl. J-NS, 4.14%,
   7/15/02(2)                                          2,600,000      2,596,880
 Criimi Mae Commercial Mortgage
   Trust I, Collateralized Mtg.
   Obligations, Series 1998-C1,
   Cl. A2, 7%, 6/2/33(3)                              30,750,000     31,064,707
 CS First Boston Mortgage Securities
   Corp., Commercial Mtg. Pass-Through
   Certificates, Series 2002-CKP1, Cl. E,
   6.801%, 12/15/35                                    2,800,000      2,938,446
 CS First Boston Mortgage Securities
   Corp., Interest-Only Stripped
   Mtg.-Backed Security, Series
   1998-C1, Cl. AX, 1.257%, 4/11/30(4)                23,704,095      1,227,043

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 DLJ Commercial Mortgage Corp.,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1999-STF1, Cl. B6, 5.004%,
   7/5/08(1,2)                                      $ 34,282,670  $      34,283
   Series 1999-STF1, Cl. B6, 5.004%,
   7/5/08(1,3)                                         2,094,584      2,064,449
 DLJ Mortgage Acceptance Corp.,
   Commercial Mtg. Obligations:
   Series 1996-CF1, Cl. A3, 7.841%,
   3/13/28(2)                                          2,000,000      2,184,602
   Series 1996-CF1, Cl. B1, 8.291%,
   3/13/28(2,3)                                        3,000,000      3,295,227
   Series 1997-CF1, Cl. A3, 7.76%,
   5/15/30(3)                                          6,660,000      7,170,046
 FDIC Trust, Gtd. Real Estate Mtg.
   Investment Conduit Pass-Through
   Certificates:
   Series 1994-C1, Cl. 2D, 8.70%,
   9/25/25                                               760,833        739,910
   Series 1994-C1, Cl. 2E, 8.70%,
   9/25/25                                             1,500,000      1,459,688
 First Chicago/Lennar Trust 1,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-CHL1,
   Cl. C, 8.168%, 7/25/06(1,2)                         2,746,000      2,727,121
 First Union National Bank Commercial
   Mortgage Trust, Commercial Mtg.
   Pass-Through Certificates, Series
   2002-C1, Cl. D, 6.622%, 2/12/34                     1,262,400      1,322,709
 First Union-Chase Commercial
   Mortgage Trust, Interest-Only
   Commercial Mtg. Pass-Through
   Certificatesest-Only Commercial
   Mtg. Pass-Through Certificates,
   Series 1999-C2, Cl. IO, 0.701%,
   6/15/31(4,5)                                       90,927,422      3,289,015
 First Union-Lehman Brothers
   Commercial Mortgage Trust,
   Interest-Only Stripped Mtg.-Backed
   Security, Series 1998-C2, 0.794%,
   5/18/28(4)                                         18,330,230        541,673
 General Motors Acceptance Corp.,
   Collateralized Mtg. Obligations,
   Series 1998-C1, Cl. E, 7.096%, 3/15/11             23,500,000      3,595,156
 GMAC Commercial Mortgage
   Securities, Inc., Interest-Only Stripped
   Mtg.-Backed Security Pass-Through
   Certificates, Series 1997-C1, Cl. X,
   2.01%, 7/15/27(4)                                  16,529,578      1,087,336

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL   MARKET VALUE
                                                       AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 COMMERCIAL Continued
 GS Mortgage Securities Corp. II,
   Commercial Mtg. Obligations:
   Series 2001-Rock, Cl. C, 6.878%,
   5/3/18(3)                                        $  4,800,000  $   4,976,515
   Series 2001-Rock, Cl. E, 7.108%,
   5/3/18(2,3)                                         3,300,000      3,367,632
 Hotel First Mortgage Trust, Commercial
   Mtg. Obligations, Series 1993-A,
   Cl. A, 8.52%, 8/5/08(1)                             1,682,935      1,736,053
 J.P. Morgan Chase Commercial Mortgage
   Securities Corp., Commercial Mtg.
   Obligations, Series 2001-FL1A,
   Cl. G, 3.21%, 7/13/13(1,2)                          5,434,193      5,362,020
 Lehman Brothers Commercial
   Conduit Mortgage Trust,
   Interest-Only Stripped
   Mtg.-Backed Security, Series
   1998-C1, Cl. IO, 1.187%, 2/18/28(4)                24,986,223     1,056,058
 Lehman Structured Securities Corp.,
   Collateralized Mtg. Obligations,
   Series 2002-GE1, Cl. A, 6%, 7/26/24(1)              5,327,114      5,147,324
 Merrill Lynch Mortgage Investors, Inc.,
   Mtg. Pass-Through Certificates, Series
   1998-C2, Cl. C, 6.569%, 2/15/30(2)                  6,000,000      6,340,313
 Morgan Stanley Capital I, Inc.,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1996-C1, Cl. E, 7.428%, 3/15/06             1,2715,000        691,284
   Series 1998-WF1, Cl. F, 7.30%, 3/15/30(1)           3,000,000      2,910,000
 Mortgage Capital Funding, Inc.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1996-MC1, Cl. G,
   7.15%, 6/15/06(3)                                   1,625,000      1,557,207
 NationsBank Trust, Lease Pass-Through
   Certificates, Series 1997A-1, 7.442%,
   1/10/11(2)                                          2,051,757      2,166,848
 Nomura Asset Securities Corp.,
   Commercial Mtg. Obligations,
   Series 1996-MD5, Cl. A3, 7.919%,
   4/13/39(2)                                          8,400,000      9,155,127
 PNC Mortgage Securities Corp.,
   Collateralized Mtg. Obligations
   Pass-Through Certificates, Series
   1998-12, Cl. 1A2, 5.75%, 1/25/29                    9,685,500      9,355,515
 Salomon Brothers Mortgage Securities
   VII, Inc., Interest-Only Commercial
   Mtg. Pass-Through Certificates,
   Series 1999-C1, Cl. X, 0.195%,
   5/18/32(4)                                        421,756,993      1,993,461
                                                                  --------------
                                                                    139,430,537

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 OTHER--0.0%
 Salomon Brothers Mortgage Securities
   VI, Inc., Interest-Only Stripped Mtg.-
   Backed Security, Series 1987-3,
   Cl. B, 12.50%, 10/23/17(1,4)                     $     31,320  $       7,203
 Salomon Brothers Mortgage
   Securities VI, Inc., Principal-Only
   Stripped Mtg.-Backed Security,
   Series 1987-3, Cl. A, 19.59%,
   10/23/17(1,6)                                          46,519         38,146
                                                                  -------------
                                                                         45,349
--------------------------------------------------------------------------------
 RESIDENTIAL--2.9%
 Countrywide Funding Corp., Mtg.
   Pass-Through Certificates,
   Series 1993-12, Cl. B1, 6.625%,
   2/25/24                                               720,459        731,713
 Salomon Brothers Mortgage Securities
   VII, Inc., Commercial Mtg. Pass-
   Through Certificates, Series 1999-
   NC2, Cl. M3, 5.09%, 4/25/29(2)                      1,250,855      1,261,799
 Structured Asset Securities Corp.,
   Collateralized Mtg. Obligations, Mtg.
   Pass-Through Certificates:
   Series 1998-8, Cl. B, 3.14%, 8/25/28(2)             2,770,398      2,728,192
   Series 2002-AL1, Cl. B2, 3.45%,
   3/25/32(1)                                          3,320,036      2,668,479
 Washington Mutual Finance Corp.,
   Collateralized Mtg. Obligations,
   Series 2000-1, Cl. B1, 5.84%, 1/25/40(1,2)          5,200,000      5,135,000
 Washington Mutual Mortgage Loan
   Trust, Commercial Mtg. Obligations,
   Series 2001-S9, Cl. A12, 6.75%,
   9/25/31(1)                                          6,525,544      6,578,564
                                                                  --------------
                                                                     19,103,747
                                                                  --------------
 Total Mortgage-Backed Obligations
   (Cost $369,522,463)                                              363,884,101

--------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--13.9%

 U.S. Treasury Bonds:
   4.875%, 2/15/12                                    31,740,000     31,868,960
   5.375%, 2/15/31                                    47,605,000     46,630,621
 U.S. Treasury Inflationary Index
   Bonds, 3.375%, 1/15/12(7)                           5,038,462      5,165,214
 U.S. Treasury Nts., 5.875%, 11/15/04                  7,940,000      8,441,220
                                                                  --------------
 Total U.S. Government Obligations (Cost $89,744,080)                92,106,015

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--43.1%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--5.8%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--0.0%
 Federal-Mogul Corp., 7.375% Nts.,
   1/15/06(8)                                       $    625,000  $     136,719
--------------------------------------------------------------------------------
 AUTOMOBILES--0.7%
 DaimlerChrysler NA Holding Corp.:
   8% Nts., 6/15/10                                    3,050,000      3,319,818
   8.50% Nts., 1/18/31                                 1,450,000      1,607,601
                                                                  --------------
                                                                      4,927,419
--------------------------------------------------------------------------------
 DISTRIBUTORS--1.2%
 Scotia Pacific Co. LLC, 7.71% Sec. Nts.,
   Series B, Cl. A-3, 1/20/14                         10,319,000      7,690,957
--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--0.3%
 Intrawest Corp., 9.75% Sr. Nts.,
   8/15/08                                               600,000        612,000
 MGM Mirage, Inc., 8.375% Sr. Unsec.
   Sub. Nts., 2/1/11                                     800,000        808,000
 Mohegan Tribal Gaming Authority,
   8.375% Sr. Sub. Nts., 7/1/11                          300,000        307,875
                                                                  --------------
                                                                      1,727,875
--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--0.8%
 K. Hovnanian Enterprises, Inc.,
   8.875% Sr. Sub. Nts., 4/1/12(3)                       500,000        494,375
 Pulte Corp., 8.125% Sr. Unsec. Nts.,
   3/1/11                                              3,600,000      3,798,255
 Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11              1,000,000      1,010,000
                                                                  --------------
                                                                      5,302,630
--------------------------------------------------------------------------------
 MEDIA--2.8%
 AOL Time Warner, Inc., 6.875% Nts.,
   5/1/12                                              6,800,000      6,282,139
 Chancellor Media Corp., 8.75%
   Sr. Unsec. Sub. Nts., Series B, 6/15/07             2,500,000      2,512,500
 Imax Corp., 7.875% Sr. Nts., 12/1/05                    900,000        724,500
 Insight Midwest LP/Insight Capital, Inc.,
   9.75% Sr. Nts., 10/1/09                               500,000        462,500
 Penton Media, Inc., 10.375% Sr. Unsec.
   Sub. Nts., 6/15/11                                    400,000        246,000
 Radio One, Inc., 8.875% Sr. Unsec.
   Sub. Nts., Series B, 7/1/11                           250,000        250,625
 TCI Communications, Inc., 9.80%
   Sr. Unsec. Debs., 2/1/12                            7,400,000      8,068,990
                                                                  --------------
                                                                     18,547,254

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER STAPLES--2.1%
--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.5%
 Albertson's, Inc., 7.45% Unsec.
   Debs., 8/1/29                                    $  6,250,000  $   6,514,844
 Kroger Co. (The), 6.75% Nts.,
   4/15/12                                             3,020,000      3,132,139
                                                                  --------------
                                                                      9,646,983
--------------------------------------------------------------------------------
 FOOD PRODUCTS--0.5%
 Kraft Foods, Inc., 6.50% Bonds, 11/1/31               3,600,000      3,573,925
--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--0.1%
 Playtex Products, Inc., 9.375% Sr.
   Unsec. Sub. Nts., 6/1/11                              500,021        532,500
 Styling Technology Corp., 10.875%
   Sr. Unsec. Sub. Nts., 7/1/08(1,5,8)                   360,000             --
                                                                  --------------
                                                                        532,500
--------------------------------------------------------------------------------
 ENERGY--0.8%
--------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.7%
 Colorado Interstate Gas Corp., 10%
   Sr. Debs., 6/15/05                                    500,000        544,838
 Ocean Rig Norway AS, 10.25%
   Sr. Sec. Nts., 6/1/08                                 400,000        354,000
 Williams Cos., Inc. (The), 8.125%
   Unsec. Nts., 3/15/123                               4,050,000      3,402,186
                                                                  --------------
                                                                      4,301,024
--------------------------------------------------------------------------------
 OIL & GAS--0.1%
 Pennzoil-Quaker State Co.,
   10% Sr. Nts., 11/1/08(1)                              300,000        352,875
 Westport Resources Corp., 8.25% Sr.
   Unsec. Sub. Nts., 11/1/11                             500,000        515,000
                                                                  --------------
                                                                        867,875
--------------------------------------------------------------------------------
 FINANCIALS--24.6%
--------------------------------------------------------------------------------
 BANKS--2.2%
 Bank of America Corp., 7.40% Jr. Unsec.
   Sub. Nts., 1/15/11                                  3,550,000      3,894,183
 Socgen Real Estate LLC, 7.64% Bonds,
   12/29/49(3)                                         9,600,000     10,304,525
                                                                  --------------
                                                                     14,198,708
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--17.7% Aeltus CBO II
   Ltd./Aeltus CBO II Corp.,7.982% Sr. Sec.
   Sub. Bonds, 8/6/09(3)                               5,000,000      5,085,050
 AT&T Capital Corp., 6.60% Medium-
   Term Nts., Series F, 5/15/05                        2,200,000      2,097,955
 CIT Group, Inc., 7.75% Sr. Unsec. Unsub.
   Nts., 4/2/12                                        3,550,000      3,500,598
 Citigroup, Inc.:
   6.625% Unsec. Sub. Nts., 6/15/32                    2,120,000      2,056,116
   7.25% Sub. Nts., 10/1/10                            3,235,000      3,526,784

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS Continued
 Dime Bancorp, Inc., 9.33% Capital
   Securities, Series A, 5/6/27                     $ 10,228,000  $  11,338,454
 FMR Corp., 7.57% Bonds, 6/15/29(3)                    6,600,000      7,193,347
 Ford Motor Credit Co., 6.875% Nts.,
   2/1/06                                              4,260,000      4,361,686
 General Electric Capital Corp.:
   6% Nts., 6/15/12                                    5,000,000      4,985,510
   6.75% Nts., Series A, 3/15/32                       8,000,000      7,883,048
 General Motors Acceptance Corp.:
   6.75% Nts., 1/15/06                                 3,420,000      3,553,452
   7% Auto Loan Nts., 2/1/12                           6,579,000      6,598,934
 Goldman Sachs Group, Inc. (The),
   6.60% Sr. Unsec. Nts., 1/15/12                      2,620,000      2,673,445
 Household Finance Corp., 7% Nts.,
   5/15/12                                             5,400,000      5,378,962
 J.P. Morgan Chase & Co., 6.625%
   Sub. Nts., 3/15/12                                  2,525,000      2,601,379
 John Deere Capital Corp.:
   6.90% Sr. Nts., Series C, 10/18/02                  3,000,000      3,042,030
   7% Sr. Nts., 3/15/12                                6,500,000      6,976,684
 MBNA America Bank NA,
   6.625% Nts., 6/15/12                                2,050,000      2,063,481
 Morgan Stanley, 6.60% Nts., 4/1/12                    3,410,000      3,481,296
 NiSource Finance Corp., 7.875% Sr.
   Unsec. Nts., 11/15/10                               2,570,000      2,660,156
 PHH Corp., 8.125% Nts., 2/3/03                        4,550,000      4,613,331
 Prudential Holdings LLC, 8.695%
   Bonds, Series C, 12/18/23(3)                        4,090,000      4,451,241
 Simon DeBartolo Group LP, 6.875%
   Unsec. Nts., 11/15/06                               3,100,000      3,246,041
 Stilwell Financial, Inc., 7% Nts., 11/1/06(9)         8,000,000      8,071,040
 Tyco Capital Corp., 6.625% Sr. Unsec.
   Nts., 6/15/05                                       5,680,000      5,365,385
 U.S. Leasing International, Inc., 6.625%
   Sr. Nts., 5/15/03                                     750,000        769,054
                                                                  --------------
                                                                    117,574,459
--------------------------------------------------------------------------------
 INSURANCE--4.7%
 AXA Group, 8.60% Unsec. Sub. Nts.,
   12/15/30                                            5,600,000      6,437,267
 Farmers Insurance Exchange, 8.625%
   Nts., 5/1/24(3)                                     1,800,000      1,597,340
 Metropolitan Life Global Funding
   I, 4.75% Nts., 6/20/07                              5,250,000      5,225,850
 Nationwide CSN Trust, 9.875% Sec.
   Nts., 2/15/25(3)                                   13,000,000     13,647,543
 Nationwide Financial Services, Inc.,
   5.90% Nts., 7/1/12                                    940,000        932,553
 Prudential Insurance Co. of America,
   8.30% Nts., 7/1/25(3)                               2,870,000      3,160,163
                                                                  --------------
                                                                     31,000,716

                                                       PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 HEALTH CARE--1.2%
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--0.7%
 Cardinal Health, Inc., 4.45% Nts.,
   6/30/05                                          $  5,000,000  $   5,108,500
--------------------------------------------------------------------------------
 PHARMACEUTICALS--0.5%
 Bristol-Myers Squibb Co.,
   5.75% Nts., 10/1/11                                 3,200,000      3,189,475
--------------------------------------------------------------------------------
 INDUSTRIALS--3.8%
--------------------------------------------------------------------------------
 AIR FREIGHT & COURIERS--0.3%
 Atlas Air, Inc., 8.01% Airline Pass-
   Through Certificates, Series
   1998-1C, 1/2/10                                     2,087,379      1,766,257
--------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.1%
 GSP I Corp., 10.15% First Mtg. Bonds,
   6/24/10(3)                                            891,994        928,905
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.5%
 Protection One, Inc./Protection One
   Alarm Monitoring, Inc., 7.375% Sr.
   Unsec. Nts., 8/15/05                                  300,000        265,500
 Safety-Kleen Corp., 9.25% Sr. Unsec.
   Nts., 5/15/09(1,5,8)                                  800,000         20,000
 Waste Management, Inc., 7.75% Bonds,
   5/15/32(3)                                          3,100,000      3,119,555
                                                                  --------------
                                                                      3,405,055
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--1.1%
 Enron Corp., 9.875% Debs., 6/15/03(5,8)                 375,000         50,625
 MMCaps Funding I Ltd. Inc., 8.03% Sr.
   Nts., 6/15/31(3)                                    7,150,000      6,916,224
                                                                  --------------
                                                                      6,966,849
--------------------------------------------------------------------------------
 MACHINERY--0.1%
 Roller Bearing Co. of America, Inc.,
   9.625% Sr. Sub. Nts., Series B, 6/15/07               500,000        485,000
 Terex Corp., 9.25% Sr. Unsec. Sub. Nts.,
   7/15/11                                               250,000        260,000
                                                                  --------------
                                                                        745,000
--------------------------------------------------------------------------------
 ROAD & RAIL--0.3%
 Burlington Northern Santa Fe Corp.,
   5.90% Sr. Nts., 7/1/12                              2,030,000      2,006,555
--------------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--1.4%
 Hertz Corp. (The), 7.625% Sr. Nts.,
   6/1/12                                              9,200,000      9,086,012
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--0.0%
--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
 Ingram Micro, Inc., 9.875% Sr. Unsec.
   Sub. Nts., 8/15/08                                    300,000        313,500

PRINCIPAL   MARKET VALUE
                                                          AMOUNT     SEE NOTE 1
--------------------------------------------------------------------------------
 MATERIALS--0.3%
--------------------------------------------------------------------------------
 CHEMICALS--0.2%
 Avecia Group plc, 11% Sr. Unsec.
   Nts., 7/1/09                                      $   800,000   $    800,000
 OM Group, Inc., 9.25% Sr. Sub. Nts.,
   12/15/11                                              250,000        260,000
                                                                  --------------
                                                                      1,060,000
--------------------------------------------------------------------------------
 METALS & MINING--0.1%
 Great Lakes Carbon Corp., 10.25%
   Sr. Sub. Nts., Series B, 5/15/08                           62             42
 National Steel Corp., 9.875% First Mtg.
   Bonds, Series D, 3/1/09(8)                            500,000        187,500
 P&L Coal Holdings Corp., 9.625% Sr.
   Sub. Nts., Series B, 5/15/08                          725,000        770,313
                                                                  --------------
                                                                        957,855
--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--4.2%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--2.2%
 Cable & Wire Optus Ltd., 8.125%
   Nts., 6/15/09(3)                                    8,950,000      9,975,384
 GTE North, Inc., 6.73% Debs.,
   Series G, 2/15/28                                   3,000,000      2,724,213
 International CableTel, Inc., 11.50% Sr.
   Deferred Coupon Nts., Series B,
   2/1/06(8)                                           1,250,000        337,500
 New England Telephone & Telegraph
   Co., 7.875% Debs., 11/15/29                         1,500,000      1,558,530
 PanAmSat Corp., 8.50% Sr. Nts., 2/1/12(3)               200,000        185,000
                                                                  --------------
                                                                     14,780,627
--------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--2.0%
 AT&T Corp.:
   5.625% Nts., 3/15/04                                3,300,000      3,037,422
   8% Sr. Nts., 11/15/31(3)                            3,680,000      2,896,627
 AT&T Wireless Services, Inc., 7.50%
   Sr. Unsec. Nts., 5/1/07                             6,500,000      5,596,481
 Omnipoint Corp., 11.50% Sr. Nts.,
   9/15/09(3)                                            650,000        653,250
 Price Communications Wireless, Inc.,
   9.125% Sr. Sec. Nts., Series B, 12/15/06            1,000,000      1,046,250
                                                                  --------------
                                                                     13,230,030
--------------------------------------------------------------------------------
 UTILITIES--0.3%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.3%
 PSEG Power LLC, 8.625% Sr. Unsec. Nts.,
   4/15/31                                             1,400,000      1,550,544
 South Carolina Electric & Gas Co.,
   9% Mtg. Bonds, 7/15/06                                500,000        528,949
                                                                  --------------
                                                                      2,079,493

 Total Corporate Bonds and Notes (Cost $289,999,387)                285,653,157

                                                                   MARKET VALUE
                                                          SHARES     SEE NOTE 1
--------------------------------------------------------------------------------
 PREFERRED STOCKS--0.6%

 CarrAmerica Realty Corp.:
   $25.00 Cum., Series B, Non-Vtg.                       110,000  $   2,783,000
   $25.00 Cum., Series C, Non-Vtg.                        30,000        759,300
   $25.00 Cum., Series D                                  10,000        253,200

 Total Preferred Stocks (Cost $3,787,500)                             3,795,500

--------------------------------------------------------------------------------
COMMON STOCKS--0.0%

Aurora Foods, Inc.(1,5)                                    1,307          1,052
Pathmark Stores, Inc.(5)                                   7,645        143,803
                                                                  --------------
 Total Common Stocks (Cost $91,262)                                     144,855

                                       UNITS

--------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

Pathmark Stores, Inc. Wts., Exp.
   9/19/10(5) (Cost $14,872)                               5,408         27,310

                                                       PRINCIPAL
                                                          AMOUNT
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--8.1%

 Repurchase agreement with
   Banc One Capital Markets, Inc.,
   1.90%, dated 6/28/02, to be
   repurchased at $53,459,463 on
   7/1/02, collateralized by U.S.
   Treasury Bonds, 6.375%--8.125%,
   11/15/16--8/15/27, with a value
   of $19,283,743 and U.S. Treasury
   Nts., 3.50%--5.50%, 1/31/03--
   11/15/06, with a value of
   $35,308,430 (Cost $53,451,000)                   $ 53,451,000     53,451,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $852,140,567)                                     126.8%   840,625,709
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                      (26.8)  (177,769,061)
                                                           ---------------------
NET ASSETS                                                 100.0% $ 662,856,647
                                                           =====================

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

 June 30, 2002
---------------------------------------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $852,140,567)-- see accompanying
statement                                       $840,625,709
---------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $54,727,125 sold on a when-issued
basis)                                           57,381,146
 Interest, dividends and principal
paydowns
9,118,757
 Shares of beneficial interest
sold
1,433,155

Other
3,464

-------------
 Total
assets
908,562,231

---------------------------------------------------------------------------------------------------------------------------
 LIABILITIES

 Bank
overdraft
1,953,604
---------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $228,814,117 purchased on a when-issued
basis)                               243,173,542
 Shares of beneficial interest
redeemed
398,973
 Daily variation on futures
contracts
76,181
 Shareholder
reports
64,405
 Transfer and shareholder servicing agent
fees                                                                       1,511
 Trustees'
compensation
1,140
 Service plan
fees
4

Other
36,224

-------------
 Total
liabilities
245,705,584

---------------------------------------------------------------------------------------------------------------------------
 NET
ASSETS
$662,856,647

=============
---------------------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial
interest
$     62,439
---------------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
716,286,248
---------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment
income
23,866,278
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions                                                      (66,416,623)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on
investments
(10,941,695)

-------------
 NET
ASSETS
$662,856,647

=============
---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $662,793,846 and 62,432,692 shares of beneficial
interest outstanding)                     $10.62
---------------------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
 (based on net assets of $62,801 and 5,912 shares of beneficial interest
outstanding)                               $10.62

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

 For the Six Months Ended June 30, 2002
--------------------------------------------------------------------------------
 INVESTMENT INCOME
--------------------------------------------------------------------------------
 Interest                                                         $  26,207,168
--------------------------------------------------------------------------------
 Dividends                                                              160,463
--------------------------------------------------------------------------------
 Total investment income                                             26,367,631

--------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                      2,382,713
--------------------------------------------------------------------------------
 Custodian fees and expenses                                             20,275
--------------------------------------------------------------------------------
 Trustees' compensation                                                  14,198
--------------------------------------------------------------------------------
 Shareholder reports                                                     13,316
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                            6,495
--------------------------------------------------------------------------------
 Distribution and service plan fees--Service shares                           4
--------------------------------------------------------------------------------
 Other                                                                   21,594
                                                                  --------------
 Total expenses                                                       2,458,595
 Less reduction to custodian expenses                                    (4,710)
                                                                  --------------
 Net expenses                                                         2,453,885
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                               23,913,746

--------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                        (24,124,251)
 Closing of futures contracts                                         1,333,088
 Closing and expiration of option contracts written                     138,286
                                                                  --------------
 Net realized loss                                                  (22,652,877)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                13,965,519
                                                                  --------------
 Net realized and unrealized loss                                    (8,687,358)
--------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $  15,226,388
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12 OPPENHEIMER BOND FUND/VA

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

SIX MONTHS            YEAR

ENDED           ENDED

JUNE 30, 2002    DECEMBER 31,

(UNAUDITED)            2001
-----------------------------------------------------------------------------------------------------------------

 OPERATIONS

 Net investment
income                                                              $
23,913,746    $ 50,640,353
-----------------------------------------------------------------------------------------------------------------
 Net realized gain
(loss)
(22,652,877)      6,571,787
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation
(depreciation)                                 13,965,519     (14,467,548)

-----------------------------
 Net increase in net assets resulting from
operations                                 15,226,388      42,744,592

-----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Non-Service
shares
(50,820,794)    (44,272,510)
 Service
shares
--              --

-----------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase in net assets resulting from beneficial interest transactions:
 Non-Service
shares
4,687,276     132,884,316
 Service
shares
62,772              --

-----------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase
(decrease)
(30,844,358)    131,356,398
-----------------------------------------------------------------------------------------------------------------
 Beginning of
period
693,701,005     562,344,607

-----------------------------
 End of period [including undistributed net investment
 income of $23,866,278 and $50,773,326,
respectively]                               $662,856,647    $693,701,005

=============================

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                              SIX MONTHS ENDED JUNE 30,
2002(1)    YEAR ENDED DECEMBER 31, 2001
                                                    SHARES
AMOUNT           SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------

 NON-SERVICE SHARES
 Sold                                            8,052,916      $
87,136,140       24,573,653     $ 275,467,782
 Dividends and/or distributions reinvested       4,914,970
50,820,793        4,099,306        44,272,509
 Redeemed                                      (12,430,014)
(133,269,657)     (16,752,613)     (186,855,975)

-----------------------------------------------------------------
 Net increase                                      537,872      $
4,687,276       11,920,346     $ 132,884,316

=================================================================

----------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                7,808      $
82,886               --     $          --
 Dividends and/or distributions reinvested              --
--               --                --
 Redeemed                                           (1,896)
(20,114)              --                --

-----------------------------------------------------------------
 Net increase                                        5,912      $
62,772               --     $          --

=================================================================

1. For the six months ended June 30, 2002, for Non-Service shares and for the period from May 1, 2002 (inception of offering) to June 30, 2002, for Service shares.

 As of June 30, 2002, the Fund had outstanding futures contracts as follows:

UNREALIZED
                                EXPIRATION       NUMBER OF
VALUATION AS OF          APPRECIATION
 CONTRACT DESCRIPTION                DATES       CONTRACTS               JUNE
30, 2002         (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------

 CONTRACTS TO PURCHASE
 90-Day Euro                      12/16/02              46                $
11,238,950            $   (2,300)
 90-Day Euro                       3/17/03             216
52,512,300               309,088
 U.S. Long Bond                    9/19/02             126
12,950,438              (120,750)
 U.S. Treasury Nts., 2 yr.         9/27/02             703
147,597,047               378,031
 U.S. Treasury Nts., 10 yr.        9/19/02             100
10,723,438               (24,203)

------------

539,866

------------
 CONTRACTS TO SELL
 U.S. Treasury Nts., 5 yr.         9/19/02              80
8,593,750                33,297

------------

$  573,163

============
Written option activity for the six months ended June 30, 2002 was as follows:

                                                                  CALL
OPTIONS                         PUT OPTIONS

----------------------------------------------------------------------
                                            PRINCIPAL (000S)
PRINCIPAL (000S)
                                                   NUMBER OF         AMOUNT
OF         NUMBER OF         AMOUNT OF
 CONTRACT DESCRIPTION                              CONTRACTS
PREMIUMS         CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------------------------------------------

 Options outstanding as of December 31, 2001              --         $
--                --          $     --
 Options written                                      63,087
414,409             2,400           667,688
 Options closed or expired                           (63,087)
(414,409)           (2,400)         (667,688)

---------------------------------------------------------------------
 Options outstanding as of June 30, 2002                  --         $
--                --          $     --

=====================================================================

                                  ACQUISITION                   VALUATION AS
OF        UNREALIZED
SECURITY                                 DATE        COST         JUNE 30,
2002      APPRECIATION
---------------------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Aurora Foods, Inc.                   9/18/00         $--
$1,052            $1,052

                                 SEMIANNUAL ("UNAUDITED") REPORT JUNE 30, 2002

OPPENHEIMER
CAPITAL APPRECIATION FUND/VA
A Series of Oppenheimer Variable Account Funds

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                               MARKET VALUE
                                    SHARES       SEE NOTE 1
============================================================
COMMON STOCKS--92.8%
------------------------------------------------------------
CONSUMER DISCRETIONARY--25.4%
------------------------------------------------------------
AUTOMOBILES--0.8%
Harley-Davidson, Inc.              234,000   $   11,997,180
------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.7%
Brinker International, Inc.(1)     304,000        9,652,000
Carnival Corp.                     918,300       25,427,727
Mandalay Resort Group(1)            54,900        1,513,593
Royal Caribbean Cruises Ltd.       947,400       18,474,300
Ruby Tuesday, Inc.                 115,200        2,234,880
Starwood Hotels & Resorts
   Worldwide, Inc.                  67,400        2,216,786
                                             --------------
                                                 59,519,286
------------------------------------------------------------
HOUSEHOLD DURABLES--0.5%
Ethan Allen Interiors, Inc.        215,610        7,514,009
------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.1%
ValueVision Media, Inc., Cl. A(1)  108,800        1,974,720
------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.5%
Mattel, Inc.                       375,000        7,905,000
------------------------------------------------------------
MEDIA--14.3%
AOL Time Warner, Inc.(1)         2,033,500       29,912,785
Cablevision Systems Corp.,
     Cl. A(1)                      325,400        3,078,284
Clear Channel
   Communications, Inc.(1)         543,230       17,394,225
Comcast Corp., Cl. A Special(1)  1,847,000       44,032,480
Fox Entertainment Group, Inc.,
   A Shares(1)                     282,000        6,133,500
Hispanic Broadcasting Corp.(1)     271,225        7,078,972
McGraw-Hill Cos., Inc. (The)       492,100       29,378,370
New York Times Co., Cl. A           95,000        4,892,500
News Corp. Ltd. (The),
   Sponsored ADR                   714,400       16,381,192
Omnicom Group, Inc.                230,300       10,547,740
Univision Communications, Inc.,
   Cl. A(1)                        227,200        7,134,080
Viacom, Inc., Cl. B(1)           1,224,400       54,326,628
                                             ---------------
                                                230,290,756
------------------------------------------------------------
MULTILINE RETAIL--3.5%
BJ's Wholesale Club, Inc.(1)        62,700        2,413,950
Costco Wholesale Corp.(1)          352,900       13,628,998
Kohl's Corp.(1)                    176,800       12,390,144
Sears Roebuck & Co.                216,000       11,728,800
Target Corp.                       441,200       16,809,720
                                             ---------------
                                                 56,971,612
------------------------------------------------------------
SPECIALTY RETAIL--1.7%
AutoNation, Inc.(1)                127,100        1,842,950
Gap, Inc. (The)                    617,200        8,764,240
------------------------------------------------------------

                                               MARKET VALUE
                                    SHARES       SEE NOTE 1
------------------------------------------------------------
Limited Brands, Inc.               508,000    $  10,820,400
Tiffany & Co.                      165,700        5,832,640
                                             ---------------
                                                 27,260,230
------------------------------------------------------------
TEXTILES & APPAREL--0.3%
Nike, Inc., Cl. B                  102,900        5,520,585
------------------------------------------------------------
CONSUMER STAPLES--7.3%
------------------------------------------------------------
BEVERAGES--4.1%
Anheuser-Busch Cos., Inc.          637,500       31,875,000
Coca-Cola Enterprises, Inc.        215,200        4,751,616
Diageo plc, Sponsored ADR           79,600        4,111,340
PepsiCo, Inc.                      516,200       24,880,840
                                             ---------------
                                                 65,618,796
------------------------------------------------------------
FOOD & DRUG RETAILING--1.6%
Kroger Co. (The)(1)                437,000        8,696,300
Rite Aid Corp.(1)                  165,700          389,395
Safeway, Inc.(1)                   417,700       12,192,663
Sysco Corp.                        189,800        5,166,356
                                             ---------------
                                                 26,444,714
------------------------------------------------------------
FOOD PRODUCTS--1.3%
Dean Foods Co.(1)                  311,400       11,615,220
General Mills, Inc.                225,000        9,918,000
                                             ---------------
                                                 21,533,220
------------------------------------------------------------
PERSONAL PRODUCTS--0.3%
Estee Lauder Cos., Inc.
(The), Cl. A                       129,160        4,546,432
------------------------------------------------------------
ENERGY--7.3%
------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.9%
BJ Services Co.(1)                 325,500       11,027,940
Halliburton Co.                    312,000        4,973,280
Noble Corp.(1)                     147,500        5,693,500
Rowan Cos., Inc.                   185,000        3,968,250
Varco International, Inc.(1)       197,700        3,467,658
Williams Cos., Inc. (The)          228,800        1,370,512
                                             ---------------
                                                 30,501,140
------------------------------------------------------------
OIL & GAS--5.4%
Amerada Hess Corp.                 231,800       19,123,500
Encana Corp.                       321,710        9,878,267
Exxon Mobil Corp.                  725,400       29,683,368
Suncor Energy, Inc.                163,500        2,920,110
TotalFinaElf SA, Sponsored ADR     316,400       25,596,760
                                             ---------------
                                                 87,202,005
------------------------------------------------------------
FINANCIALS--15.4%
------------------------------------------------------------
BANKS--2.1%
Bank of America Corp.              202,700       14,261,972
Bank One Corp.                     523,000       20,125,040
                                             ---------------

                                                 MARKET VALUE
                                    SHARES         SEE NOTE 1
-------------------------------------------------------------
DIVERSIFIED FINANCIALS--10.1%
American Express Co.                 403,700   $   14,662,384
Citigroup, Inc.                    1,009,500       39,118,125
Fannie Mae                           195,700       14,432,875
Freddie Mac                          437,400       26,768,880
Goldman Sachs Group, Inc. (The)      111,500        8,178,525
iShares Russell 2000 Index Fund       36,900        3,344,985
J.P. Morgan Chase & Co.              399,300       13,544,256
Merrill Lynch & Co., Inc.            234,700        9,505,350
Morgan Stanley                       514,500       22,164,660
Schwab (Charles) Corp.               919,500       10,298,400
                                             ----------------
                                                  162,018,440
-------------------------------------------------------------
INSURANCE--2.3%
American International Group, Inc.   328,350       22,403,321
Everest Re Group Ltd.                 55,200        3,088,440
St. Paul Cos., Inc.                  131,200        5,106,304
XL Capital Ltd., Cl. A                70,500        5,971,350
                                             ----------------
                                                   36,569,415
-------------------------------------------------------------
REAL ESTATE--0.9%
Boston Properties, Inc.              140,700        5,620,965
Host Marriott Corp.                  805,000        9,096,500
                                             ----------------
                                                   14,717,465
-------------------------------------------------------------
HEALTH CARE--9.0%
-------------------------------------------------------------
BIOTECHNOLOGY--1.5
Amgen, Inc.(1)                       116,400        4,874,832
Genzyme Corp. (General Division)(1)  360,200        6,930,248
IDEC Pharmaceuticals Corp.(1)        167,060        5,922,277
Medimmune, Inc.(1)                    30,000          792,000
Serono SA, Sponsored ADR             371,700        6,058,710
                                             ----------------
                                                   24,578,067
-------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Applera Corp./Applied Biosystems
   Group                             459,380        8,953,316
Medtronic, Inc.                      188,300        8,068,655
Stryker Corp.                        119,600        6,399,796
                                             ----------------
                                                   23,421,767
-------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.5%
Anthem, Inc.(1)                       84,400        5,695,312
Cardinal Health, Inc.                  8,000          491,280
Caremark Rx, Inc.(1)                 389,100        6,420,150
Covance, Inc.(1)                     329,200        6,172,500
Humana, Inc.(1)                      270,600        4,229,478
McKesson Corp.                       290,100        9,486,270
Oxford Health Plans, Inc.(1)         161,600        7,507,936
                                             ----------------
                                                   40,002,926

                                                 MARKET VALUE
                                    SHARES         SEE NOTE 1
-------------------------------------------------------------
PHARMACEUTICALS--3.5%
Abbott Laboratories                  250,900   $    9,446,385
Johnson & Johnson                    271,980       14,213,675
Perrigo Co.(1)                       418,940        5,446,220
Pfizer, Inc.                         771,000       26,985,000
                                             ----------------
                                                   56,091,280
-------------------------------------------------------------
INDUSTRIALS--6.7%
-------------------------------------------------------------
AEROSPACE & DEFENSE--2.0%
Boeing Co.                            71,000        3,195,000
Honeywell International, Inc.        480,100       16,913,923
Northrop Grumman Corp.               101,500       12,687,500
                                             ----------------
                                                   32,796,423
-------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.7%
Automatic Data Processing, Inc.      144,100        6,275,555
Concord EFS, Inc.(1)                 370,200       11,157,828
First Data Corp.                     231,420        8,608,824
Waste Management, Inc.               661,700       17,237,285
                                             ----------------
                                                   43,279,492
-------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Tyco International Ltd.              333,400        4,504,234
-------------------------------------------------------------
MACHINERY--1.3%
Dover Corp.                          109,300        3,825,500
Ingersoll-Rand Co., Cl. A            227,600       10,392,216
Mettler-Toledo
International, Inc.(1)               177,930        6,560,279
                                             ----------------
                                                   20,777,995
-------------------------------------------------------------
ROAD & RAIL--0.4%
Canadian Pacific Ltd.                227,900        5,635,689
-------------------------------------------------------------
INFORMATION TECHNOLOGY--16.6%
-------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.3%
Adaptec, Inc.(1)                     226,900        1,790,241
Cisco Systems, Inc.(1)             1,104,900       15,413,355
Extreme Networks, Inc.(1)            400,800        4,044,072
L.M. Ericsson Telephone Co.,
   ADR, Cl. B                        508,100          731,664
Lucent Technologies, Inc.(1)       1,385,900        2,300,594
Nokia Corp., Sponsored ADR,
   A Shares                        1,681,700       24,351,016
QUALCOMM, Inc.(1)                    165,300        4,544,097
                                             ----------------
                                                   53,175,039
-------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology
   International, Inc.(1,2)          325,000               --
-------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
Flextronics International Ltd.(1)    648,000        4,620,240
Millipore Corp.                       99,000        3,166,020
PerkinElmer, Inc.                    143,600        1,586,780

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                 MARKET VALUE
                                      SHARES       SEE NOTE 1
--------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS Continued
Sanmina-SCI Corp.(1)               1,220,100   $    7,698,831
Vishay Intertechnology, Inc.(1)      573,900       12,625,800
                                               ---------------
                                                   29,697,671
--------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.2%
Check Point Software
   Technologies Ltd.(1)              224,000        3,037,440
--------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.0%
Analog Devices, Inc.(1)              161,000        4,781,700
Atmel Corp.(1)                       125,800          787,508
Cypress Semiconductor Corp.(1)       637,000        9,669,660
Intel Corp.                        1,100,800       20,111,616
International Rectifier Corp.(1)     299,800        8,739,170
Micron Technology, Inc.(1)           551,700       11,155,374
National Semiconductor Corp.(1)      359,000       10,472,030
RF Micro Devices, Inc.(1)            611,000        4,655,820
Texas Instruments, Inc.              337,000        7,986,900
Vitesse Semiconductor Corp.(1)       588,900        1,831,479
                                               ---------------
                                                   80,191,257
--------------------------------------------------------------
SOFTWARE--6.2%
Cadence Design Systems, Inc.(1)      524,600        8,456,552
Electronic Arts, Inc.(1)             240,300       15,871,815
Microsoft Corp.(1)                 1,079,300       59,037,710
Peoplesoft, Inc.(1)                  343,300        5,108,304
Reynolds & Reynolds Co., Cl. A        31,800          888,810
SAP AG (Systeme, Anwendungen,
   Produkte in der
   Datenverarbeitung),
   Sponsored ADR                     230,900        5,608,561
Veritas Software Corp.(1)            265,423        5,252,721
                                               ---------------
                                                  100,224,473
--------------------------------------------------------------
MATERIALS--2.6%
--------------------------------------------------------------
CHEMICALS--1.9%
Air Products & Chemicals, Inc.       176,500        8,907,955
International Flavors &
   Fragrances, Inc.                  240,000        7,797,600
Praxair, Inc.                        233,100       13,279,707
                                               ---------------
                                                   29,985,262
--------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.7%
International Paper Co.              270,100       11,770,958
--------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.5%
--------------------------------------------------------------
DIVERSIFIED
TELECOMMUNICATION SERVICES--0.1%
Sprint Corp. (Fon Group)             140,200        1,487,522
WorldCom, Inc./WorldCom Group(1)     179,200           16,128
                                               ---------------
                                                    1,503,650

                                                 MARKET VALUE
                                      SHARES       SEE NOTE 1
--------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Sprint Corp. (PCS Group)(1)          209,800   $      937,806
Vodafone Group plc,
   Sponsored ADR                     439,100        5,993,715
                                               ---------------
                                                    6,931,521
--------------------------------------------------------------
UTILITIES--2.0%
--------------------------------------------------------------
ELECTRIC UTILITIES--1.0%
Duke Energy Corp.                    527,900       16,417,690
--------------------------------------------------------------
GAS UTILITIES--0.9%
El Paso Corp.                        675,830       13,928,856
--------------------------------------------------------------
WATER UTILITIES--0.1%
Philadelphia Suburban Corp.           62,500        1,262,500
                                               ---------------

Total Common Stocks
   (Cost $1,879,817,658)                        1,491,706,207

==============================================================
OTHER SECURITIES--0.4%
Nasdaq-100 Unit Investment Trust(1)
   (Cost $7,018,456)                 249,200        6,496,644

                                   PRINCIPAL
                                      AMOUNT
==============================================================
REPURCHASE AGREEMENTS--7.3%

Repurchase agreement with BNP
   Paribas Securities Corp., 1.89%,
   dated 6/28/02, to be repurchased
   at $116,744,384 on 7/1/02,
   collateralized by U.S. Treasury
   Bonds, 5.375%--10.375%,
   11/15/12--2/15/31, with a value
   of $113,453,006 and U.S. Treasury
   Nts., 5.625%, 11/30/02, with a
   value of $6,081,212
   (Cost $116,726,000)          $116,726,000      116,726,000

--------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $2,003,562,114)               100.5%   1,614,928,851
--------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                            (0.5)      (8,483,292)
                                ------------------------------
NET ASSETS                             100.0%  $1,606,445,559
                                ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--
See Note 6 of Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 June 30, 2002
===========================================================================================================================

 ASSETS
 Investments, at value (cost $2,003,562,114) - see accompanying
statement                                   $1,614,928,851
---------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and
dividends
965,208
 Shares of beneficial interest
sold
442,195
 Investments
sold
200,213

Other
7,291

---------------
 Total
assets
1,616,543,758

===========================================================================================================================
 LIABILITIES
 Bank
overdraft
701,739
---------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest
redeemed
6,857,875
 Investments
purchased
2,293,525
 Shareholder
reports
218,458
 Trustees'
compensation
952
 Distribution and service plan
fees
736
 Transfer and shareholder servicing agent
fees                                                                       1,607

Other
23,307

---------------
 Total
liabilities
10,098,199

===========================================================================================================================
 NET
ASSETS
$1,606,445,559

===============

===========================================================================================================================
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial
interest
$       54,626
---------------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
2,091,697,301
---------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment
income
3,071,396
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions                                (99,744,519)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies
(388,633,245)

---------------
 NET
ASSETS
$1,606,445,559

===============
===========================================================================================================================
 NET ASSET VALUE PER SHARE
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $1,602,149,019 and 54,479,074 shares of beneficial interest
outstanding)                             $29.41
---------------------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $4,296,540 and 146,475 shares of beneficial interest
outstanding)                                    $29.33

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended June 30, 2002
===========================================================================================================================

 INVESTMENT INCOME
 Dividends (net of foreign withholding taxes of
$173,534)                                                 $      7,903,462
---------------------------------------------------------------------------------------------------------------------------

Interest
1,237,803

---------------
 Total investment
income
9,141,265

===========================================================================================================================
 EXPENSES
 Management
fees
6,001,974
---------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees-Service
shares                                                                     804
---------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                                                       6,683
---------------------------------------------------------------------------------------------------------------------------
 Trustees'
compensation
13,950
---------------------------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses
11,747
---------------------------------------------------------------------------------------------------------------------------

Other
5,566

---------------
 Total
expenses
6,040,724
 Less reduction to custodian
expenses
(478)

---------------
 Net
expenses
6,040,246

===========================================================================================================================
 NET INVESTMENT
INCOME
3,101,019

===========================================================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized loss on:

Investments
(59,461,365)
 Foreign currency
transactions
(27,599)

---------------
 Net realized
loss
(59,488,964)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:

Investments
(332,380,062)
 Translation of assets and liabilities denominated in foreign
currencies                                           425,304

---------------
 Net
change
(331,954,758)

---------------
 Net realized and unrealized
loss
(391,443,722)

===========================================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $(388,342,703)

===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS               YEAR

ENDED              ENDED

JUNE 30, 2002       DECEMBER 31,

(UNAUDITED)               2001
===========================================================================================================================

 OPERATIONS
 Net investment
income                                                                    $
3,101,019    $   10,207,039
---------------------------------------------------------------------------------------------------------------------------
 Net realized
loss
(59,488,964)      (37,893,430)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized
depreciation
(331,954,758)     (256,855,458)

---------------------------------
 Net decrease in net assets resulting from
operations                                       (388,342,703)     (284,541,849)

===========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Non-Service
shares
(10,120,100)      (12,638,065)
 Service
shares
(1,731)               --
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Non-Service
shares
--      (189,649,710)
 Service
shares
--                --

===========================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Non-Service
shares
24,838,933       366,372,108
 Service
shares
4,636,261            89,253

===========================================================================================================================
 NET ASSETS
 Total
decrease
(368,989,340)     (120,368,263)
---------------------------------------------------------------------------------------------------------------------------
 Beginning of
period
1,975,434,899     2,095,803,162

---------------------------------
 End of period (including undistributed net investment
 income of $3,071,396 and $10,092,208,
respectively)                                      $1,606,445,559
$1,975,434,899

=================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

       SIX MONTHS ENDED JUNE 30, 2002    YEAR ENDED DECEMBER 31, 2001(1)

SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------

 NON-SERVICE SHARES
 Sold                                                       7,355,101     $
253,109,427       15,808,805    $  618,618,659
 Dividends and/or distributions reinvested                    282,921
10,120,099        5,299,654       202,287,775
 Redeemed                                                  (7,154,983)
(238,390,593)     (12,057,267)     (454,534,326)

---------------------------------------------------------------
 Net increase                                                 483,039      $
24,838,933        9,051,192      $366,372,108

===============================================================

--------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                         146,669    $
4,725,637            2,703  $         97,939
 Dividends and/or distributions reinvested
48             1,730               --                --
 Redeemed                                                      (2,706)
(91,106)            (239)           (8,686)

---------------------------------------------------------------
 Net increase                                                 144,011     $
4,636,261            2,464   $        89,253

===============================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from September 18, 2001 (inception of offering) to December 31, 2001, for
Service shares.

SEMIANNUAL ("UNAUDITED") REPORT JUNE 30, 2002
--------------------------------------------------------------------------------

OPPENHEIMER
GLOBAL SECURITIES FUND/VA

A Series of Oppenheimer Variable Account Funds

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                                    MARKET VALUE
                                         SHARES       SEE NOTE 1
----------------------------------------------------------------
COMMON STOCKS--97.1%
----------------------------------------------------------------
CONSUMER DISCRETIONARY--20.5%
----------------------------------------------------------------
AUTO COMPONENTS--0.6%
Valeo SA(1)                             249,764    $  10,384,678
----------------------------------------------------------------
AUTOMOBILES--3.0%
Porsche AG, Preferred                    82,116       39,129,670
Volkswagen AG                           370,456       17,854,082
                                                   -------------
                                                      56,983,752
----------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.5%
International Game Technology           151,600        8,595,720
Six Continents plc                    2,006,950       20,389,528
                                                   -------------
                                                      28,985,248
----------------------------------------------------------------
HOUSEHOLD DURABLES--3.8%
Koninklijke (Royal) Philips
   Electronics NV                       324,900        9,071,030
Nintendo Co. Ltd.                       147,272       21,686,557
Sharp Corp.                           1,645,000       20,888,453
Sony Corp.                              287,400       15,178,058
Thomson Multimedia SA(1)                283,729        6,711,048
                                                   -------------
                                                      73,535,146
----------------------------------------------------------------
MEDIA--8.6%
Grupo Televisa SA, Sponsored GDR(1)     406,299       15,187,457
JC Decaux SA(1)                         358,264        4,847,355
Liberty Media Corp., Cl. A(1)           759,500        7,595,000
Pearson plc                           1,547,670       15,393,215
Reed Elsevier plc                     4,152,982       39,469,985
Singapore Press Holdings Ltd.         1,744,033       19,643,568
Sirius Satellite Radio, Inc.(1)         879,500        3,314,836
Television Broadcasts Ltd.            4,640,832       19,753,285
Wolters Kluwer NV                     1,044,649       19,829,185
XM Satellite Radio Holdings, Inc.(1)  1,109,000        8,040,250
Zee Telefilms Ltd.                    4,768,900       12,371,225
                                                   -------------
                                                     165,445,361
----------------------------------------------------------------
SPECIALTY RETAIL--3.0%
Best Buy Co., Inc.(1)                   222,162        8,064,480
Circuit City Stores, Inc./
   Circuit City Group                 1,118,649       20,974,669
Gap, Inc. (The)                         671,800        9,539,560
New Dixons Group plc                  3,067,440        8,942,274
RadioShack Corp.                        316,900        9,526,014
                                                   -------------
                                                      57,046,997
----------------------------------------------------------------
CONSUMER STAPLES--11.7%
----------------------------------------------------------------
BEVERAGES--2.4%
Companhia de Bebidas das
   Americas, ADR                        548,615        8,525,477
Diageo plc                            1,425,700       18,515,617

                                                    MARKET VALUE
                                         SHARES       SEE NOTE 1
----------------------------------------------------------------
Fomento Economico Mexicano
   SA de CV, UBD                      2,757,700    $  10,803,418
Grupo Modelo SA de CV, Series C       3,708,000        8,724,706
                                                   -------------
                                                      46,569,218
----------------------------------------------------------------
FOOD & DRUG RETAILING--1.0%
Boots Co. plc                           986,490        9,781,612
Delhaize Group                          209,300        9,818,472
                                                   -------------
                                                      19,600,084
----------------------------------------------------------------
FOOD PRODUCTS--2.1%
Cadbury Schweppes plc                 3,268,685       24,488,774
Koninklijke Numico NV                   696,700       15,625,864
                                                   -------------
                                                      40,114,638
----------------------------------------------------------------
HOUSEHOLD PRODUCTS--4.3%
Hindustan Lever Ltd.(2)               4,257,900       16,849,467
Reckitt Benckiser plc                 3,594,853       64,495,298
                                                   -------------
                                                      81,344,765
----------------------------------------------------------------
PERSONAL PRODUCTS--1.9%
Shiseido Co. Ltd.                       706,000        9,412,548
Wella AG, Preference, Non-Vtg.          444,882       26,427,833
                                                   -------------
                                                      35,840,381
----------------------------------------------------------------
ENERGY--4.9%
----------------------------------------------------------------
OIL & GAS--4.9%
BP plc, ADR                             474,869       23,976,136
ChevronTexaco Corp.                     230,572       20,405,622
Encana Corp.                            343,417       10,544,792
Husky Energy, Inc.                    1,629,315       17,847,582
Royal Dutch Petroleum Co.,
   NY Shares                            385,260       21,293,320
                                                   -------------
                                                      94,067,452
----------------------------------------------------------------
FINANCIALS--13.9%
----------------------------------------------------------------
BANKS--6.8%
Australia & New Zealand
   Banking Group Ltd.                 3,209,443       34,756,361
Bank One Corp.                          926,039       35,633,981
ICICI Bank Ltd., Sponsored ADR        1,713,750       11,996,250
Royal Bank of Scotland
   Group plc (The)                      897,727       25,452,338
Wachovia Corp.                          586,829       22,405,131
                                                   -------------
                                                     130,244,061
----------------------------------------------------------------
DIVERSIFIED FINANCIALS--4.9%
American Express Co.                    524,900       19,064,368
Citigroup, Inc.                         200,466        7,768,058
Credit Saison Co. Ltd.                  646,500       15,345,340
Fannie Mae                              529,800       39,072,750
Lehman Brothers Holdings, Inc.          148,800        9,302,976
MBNA Corp.                              132,300        4,375,161
                                                   -------------
MARKET VALUE
                                         SHARES       SEE NOTE 1
----------------------------------------------------------------
INSURANCE--2.2%
ACE Ltd.                                485,571    $  15,344,044
Berkshire Hathaway, Inc., Cl. B(1)        7,040       15,727,360
Manulife Financial Corp.                367,013       10,533,314
                                                   -------------
                                                      41,604,718
----------------------------------------------------------------
HEALTH CARE--18.3%
----------------------------------------------------------------
BIOTECHNOLOGY--4.2%
Affymetrix, Inc.(1)                     250,700        6,014,293
Amgen, Inc.(1)                          535,500       22,426,740
Gilead Sciences, Inc.(1)                600,580       19,747,070
Human Genome Sciences, Inc.(1)          361,600        4,845,440
Oxford GlycoSciences plc(1)             426,612        1,739,512
Protein Design Labs, Inc.(1)             50,100          544,086
Qiagen NV(1)                            188,993        2,236,061
Wyeth                                   448,192       22,947,430
                                                   -------------
                                                      80,500,632
----------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Amersham plc                            533,000        4,712,221
Applera Corp./Applied
   Biosystems Group                     488,500        9,520,865
Essilor International SA                175,000        7,115,411
Smith & Nephew plc                      776,000        4,305,599
                                                   -------------
                                                      25,654,096
----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.1%
Fresenius AG, Preference                413,671       22,061,240
Laboratory Corp. of America
   Holdings, Inc.(1)                    245,600       11,211,640
Oxford Health Plans, Inc.(1)            173,000        8,037,580
Quest Diagnostics, Inc.(1)              266,400       22,923,720
Quintiles Transnational Corp.(1)      1,071,828       13,387,132
                                                   -------------
                                                      77,621,312
----------------------------------------------------------------
PHARMACEUTICALS--8.7%
AstraZeneca plc                         215,025        8,902,032
Eisai Co. Ltd.                          430,000       11,049,558
Johnson & Johnson                       587,780       30,717,383
Novartis AG                             475,163       20,895,934
Pfizer, Inc.                            514,419       18,004,665
Sanofi-Synthelabo SA                  1,104,938       67,220,185
Takeda Chemical Industries Ltd.         233,000       10,225,096
                                                   -------------
                                                     167,014,853
----------------------------------------------------------------
INDUSTRIALS--6.8%
----------------------------------------------------------------
AEROSPACE & DEFENSE--4.1%
Bombardier, Inc., Cl. B               2,179,200       18,053,731
Empresa Brasileira de
   Aeronautica SA (Embraer), ADR        918,334       19,652,348
Raytheon Co.                          1,014,300       41,332,725
                                                   -------------
                                                      79,038,804

                                                    MARKET VALUE
                                         SHARES       SEE NOTE 1
----------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--2.7%
Amadeus Global Travel
   Distribution SA                      821,601    $   5,257,957
Rentokil Initial plc                  5,579,767       22,708,988
Societe BIC SA                          577,669       23,105,489
                                                   -------------
                                                      51,072,434
----------------------------------------------------------------
INFORMATION TECHNOLOGY--15.1%
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.9%
Lucent Technologies, Inc.(1)          3,553,600        5,898,976
QUALCOMM, Inc.(1)                     1,223,300       33,628,517
Scientific-Atlanta, Inc.                960,400       15,798,580
                                                   -------------
                                                      55,326,073
----------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.6%
International Business Machines
   Corp.                                 65,117        4,688,424
Toshiba Corp.(1)                      1,647,000        6,705,623
                                                   -------------
                                                      11,394,047
----------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Keyence Corp.                            28,700        6,079,534
Kudelski SA(1)                          159,800        5,599,389
Kyocera Corp.                           114,800        8,380,611
                                                   -------------
                                                      20,059,534
----------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
SonicWALL, Inc.(1)                      385,600        1,935,712
----------------------------------------------------------------
IT CONSULTING & SERVICES--0.4%
Infosys Technologies Ltd.               123,300        8,289,566
----------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.0%
Applied Materials, Inc.(1)              221,100        4,205,322
National Semiconductor Corp.(1)       1,066,600       31,112,722
Novellus Systems, Inc.(1)               110,800        3,767,200
                                                   -------------
                                                      39,085,244
----------------------------------------------------------------
SOFTWARE--8.0%
Business Objects SA,
   Sponsored ADR(1)                     127,400        3,579,940
Cadence Design Systems, Inc.(1)       4,151,370       66,920,084
Electronic Arts, Inc.(1)                595,969       39,363,752
Sybase, Inc.(1)                       1,125,110       11,869,911
Symantec Corp.                          224,900        7,387,965
Synopsys, Inc.(1)                       375,643       20,588,993
Trend Micro, Inc.(1)                    151,500        4,234,315
                                                   -------------
                                                     153,944,960
----------------------------------------------------------------
MATERIALS--2.0%
----------------------------------------------------------------
CHEMICALS--0.9%
International Flavors &
   Fragrances, Inc.                     512,130       16,639,104

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                    MARKET VALUE
                                         SHARES       SEE NOTE 1
-----------------------------------------------------------------
CONSTRUCTION MATERIALS--1.1%
Hanson plc                            2,949,710    $  21,064,898
-----------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.0%
-----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
BT Group plc(1)                       3,898,110       14,973,560
Tele Norte Leste Participacoes
   SA (Telemar), Preference       1,329,455,753       13,278,234
                                                   --------------
                                                      28,251,794
-----------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.5%
AT&T Corp.                              280,500        3,001,350
KDDI Corp.                                5,377       16,598,448
Millicom International Cellular SA(1)       605              968
SK Telecom Co. Ltd.                      43,540        9,753,974
                                                   --------------
                                                      29,354,740
-----------------------------------------------------------------
UTILITIES--0.9%
-----------------------------------------------------------------
GAS UTILITIES--0.4%
Hong Kong & China Gas Co. Ltd.        6,467,000        8,581,212
-----------------------------------------------------------------
MULTI-UTILITIES--0.5%
Suez SA                                 334,590        8,921,909
                                                   --------------
Total Common Stocks
   (Cost $1,829,155,577)                           1,860,446,076

                                      PRINCIPAL
                                         AMOUNT
=================================================================
REPURCHASE AGREEMENTS--5.7%
-----------------------------------------------------------------
Repurchase agreement with
   PaineWebber, Inc., 1.93%, dated
   6/28/02, to be repurchased at
   $109,164,554 on 7/1/02,
   collateralized by Federal
   Home Loan Mortgage Corp.,
   6%--6.50%, 12/1/27--2/1/32,
   with a value of $35,477,023 and
   Federal National Mortgage
   Assn., 5.50%--6%, 5/1/32, with
   a value of $76,114,065
   (Cost $109,147,000)             $109,147,000      109,147,000

-----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $1,938,302,577)                  102.8%   1,969,593,076
-----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS      (2.8)     (53,850,544)
                                     ----------------------------
NET ASSETS                                100.0%  $1,915,742,532
                                     ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A
PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHICAL DIVERSIFICATION      MARKET VALUE       PERCENT
-------------------------------------------------------------
United States                    $ 857,021,285          43.5%
Great Britain                      329,311,587          16.7
Japan                              145,784,141           7.4
France                             131,886,015           6.7
Germany                            105,472,825           5.4
The Netherlands                     68,055,460           3.5
Canada                              56,979,419           2.9
India                               49,506,508           2.5
Brazil                              41,456,059           2.1
Australia                           34,756,361           1.8
Mexico                              34,715,581           1.8
Hong Kong                           28,334,497           1.4
Switzerland                         26,495,323           1.2
Singapore                           19,643,568           1.0
Bermuda                             15,344,044           0.8
Belgium                              9,818,472           0.5
Korea, Republic of South             9,753,974           0.5
Spain                                5,257,957           0.3
                               ------------------------------
Total                           $1,969,593,076         100.0%
                               ==============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 June 30, 2002

===============================================================================================

 ASSETS
-----------------------------------------------------------------------------------------------
 Investments, at value (cost $1,938,302,577)-- see accompanying statement
$1,969,593,076
-----------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency
contracts                                  11,874
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and
dividends                                                              3,352,949
 Investments
sold
3,193,616
 Shares of beneficial interest
sold                                                  1,415,198

Other
8,176

---------------
 Total
assets
1,977,574,889

===============================================================================================
 LIABILITIES
-----------------------------------------------------------------------------------------------
 Bank
overdraft
418,733
-----------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest
redeemed                                             51,126,595
 Investments
purchased
10,144,365
 Distribution and service plan
fees                                                     16,336
 Transfer and shareholder servicing agent
fees                                           2,095
 Trustees'
compensation
1,275

Other
122,958

---------------
 Total
liabilities
61,832,357

===============================================================================================
 NET ASSETS
$1,915,742,532

===============

===============================================================================================
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest
$       90,792
-----------------------------------------------------------------------------------------------
 Additional paid-in
capital                                                      2,031,078,979
-----------------------------------------------------------------------------------------------
 Undistributed net investment
income                                                 9,042,054
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions   (155,993,015)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                           31,523,722

---------------
 NET ASSETS
$1,915,742,532

===============

===============================================================================================
 NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $1,881,655,671 and 89,171,228 shares of beneficial interest outstanding) $21.10
-----------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $34,086,861 and 1,620,309 shares of beneficial interest
outstanding)     $21.04

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended June 30, 2002
===============================================================================
 INVESTMENT INCOME
-------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $1,375,113)      $  15,127,581
-------------------------------------------------------------------------------
 Interest                                                            1,149,805
                                                                 --------------
 Total investment income                                            16,277,386

===============================================================================
 EXPENSES
-------------------------------------------------------------------------------
 Management fees                                                 $   6,262,012
-------------------------------------------------------------------------------
 Custodian fees and expenses                                           118,535
-------------------------------------------------------------------------------
 Distribution and service plan fees-- Service shares                    25,125
-------------------------------------------------------------------------------
 Trustees' compensation                                                 21,653
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                          11,957
-------------------------------------------------------------------------------
 Other                                                                  11,722
                                                                 --------------
 Total expenses                                                      6,451,004
 Less reduction to custodian expenses                                   (1,620)
                                                                 --------------
 Net expenses                                                        6,449,384

===============================================================================
 NET INVESTMENT INCOME                                               9,828,002

===============================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
 Net realized loss on:
 Investments                                                       (74,066,498)
 Foreign currency transactions                                     (12,186,397)
                                                                 --------------
 Net realized loss                                                 (86,252,895)

-------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments (net of foreign capital gains tax of $100,090)       (133,666,940)
 Translation of assets and liabilities
 denominated in foreign currencies                                  65,759,803
                                                                 --------------
 Net change                                                        (67,907,137)
                                                                 --------------
 Net realized and unrealized loss                                 (154,160,032)

===============================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(144,332,030)
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
STATEMENTS OF CHANGES IN NET ASSETS

                                                            SIX
MONTHS            YEAR

ENDED           ENDED
                                                         JUNE 30, 2002
DECEMBER 31,

(UNAUDITED)            2001

=======================================================================================
 OPERATIONS
---------------------------------------------------------------------------------------
 Net investment income                                  $    9,828,002 $
13,444,980
---------------------------------------------------------------------------------------
 Net realized loss                                         (86,252,895)
(57,715,516)
---------------------------------------------------------------------------------------
 Net change in unrealized depreciation                     (67,907,137)
(213,948,491)

-------------------------------
 Net decrease in net assets resulting from operations     (144,332,030)
(258,219,027)

=======================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------
 Dividends from net investment income:
 Non-Service shares                                         (9,494,638)
(13,806,412)
 Service shares                                               (108,690)
(14,765)
---------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Non-Service shares                                                 --
(255,967,620)
 Service shares                                                     --
(277,910)

=======================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------
 Net increase in net assets resulting from
 beneficial interest transactions:
 Non-Service shares                                        127,234,980
297,559,831
 Service shares                                             16,085,747
19,680,174

=======================================================================================
 NET ASSETS
---------------------------------------------------------------------------------------
 Total decrease                                            (10,614,631)
(211,045,729)
---------------------------------------------------------------------------------------
 Beginning of period                                     1,926,357,163
2,137,402,892

-------------------------------
 End of period (including undistributed net investment
 income of $9,042,054 and $8,817,380, respectively)     $1,915,742,532
$1,926,357,163

===============================

OPPENHEIMER GLOBAL SECURITIES FUND/VA

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                        SIX MONTHS ENDED JUNE
30, 2002       YEAR ENDED DECEMBER 31, 2001
                                                           SHARES
AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                      54,715,237   $
1,218,999,558       71,467,613   $ 1,685,381,975
Dividends and/or distributions reinvested                    405,580
9,494,637       11,900,045       269,774,032
Redeemed                                                 (49,409,360)
(1,101,259,215)     (70,355,513)   (1,657,596,176)

------------------------------------------------------------------
Net increase                                               5,711,457   $
127,234,980       13,012,145   $   297,559,831

==================================================================

--------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                       1,335,611   $
29,652,276        1,048,232   $    23,626,500
Dividends and/or distributions reinvested                      4,652
108,689           12,927           292,675
Redeemed                                                    (618,471)
(13,675,218)        (195,068)       (4,239,001)

------------------------------------------------------------------
Net increase                                                 721,792   $
16,085,747          866,091   $    19,680,174

==================================================================

As of June 30, 2002, the Fund had outstanding foreign currency contracts as ollows:

                        EXPIRATION      CONTRACT   VALUATION AS OF    UNREALIZED
CONTRACT DESCRIPTION          DATE  AMOUNT (000S)    JUNE 30, 2002  APPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Euro [EUR]                  7/1/02      6,250EUR        $6,172,168       $11,874

Semiannual ("Unaudited") Report June 30, 2002

Oppenheimer
HIGH INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES--0.2%
Consumer Credit Reference Index
   Securities Program, Credit Card
   Asset-Backed Certificates, Series
   2002-B, Cl. FX, 10.421%, 3/22/07(1)
   (Cost $497,606)                             $   500,000     $    516,250

----------------------------------------------------------------------------
CORPORATE LOANS--0.0%
Telergy, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche A, 11.111%,
   1/1/02(1,2)  (Cost $966,644)                    986,362           49,318

----------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--2.2%
AMRESCO Commercial Mortgage
   Funding I Corp., Multiclass Mtg.
   Pass-Through Certificates, Series
   1997-C1, Cl. H, 7%, 6/17/29(3)                  200,000          176,750
Asset Securitization Corp.,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1997-D4, Cl. B1, 7.525%,
   4/14/29                                         167,000          140,463
   Series 1997-D4, Cl. B2, 7.525%,
   4/14/29                                         167,000          131,330
   Series 1997-D4, Cl. B3, 7.525%,
   4/14/29                                         166,000          122,230
CBA Mortgage Corp., Commercial
   Mtg. Pass-Through Certificates:
   Series 1993-C1, Cl. E, 6.72%,
   12/25/03(3,4)                                   250,000          249,883
   Series 1993-C1, Cl. F, 6.72%,
   12/25/03(1,4)                                   700,000          694,695
First Chicago/Lennar Trust 1,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1997-CHL1, Cl. D, 8.126%,
   5/25/08(1,4)                                    300,000          282,844
   Series 1997-CHL1, Cl. E, 8.168%,
   2/25/11(1,4)                                  1,500,000        1,211,719
Morgan Stanley Capital I, Inc.,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1996-C1, Cl. E, 7.428%,
   3/15/06(1,4)                                    835,342          807,635
   Series 1997-RR, Cl. D, 7.713%,
   4/30/39(3,4)                                  2,150,116        1,904,700

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
Mortgage Capital Funding, Inc.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-MC1,
   Cl. F, 7.452%, 5/20/07(3)                   $   509,780     $    469,476
Resolution Trust Corp.,
   Commercial Mtg. Pass-Through
   Certificates, Series 1994-C1, Cl. E,
   8%, 6/25/26(1)                                  309,572          309,820
Salomon Brothers Mortgage
   Securities VII, Inc., Commercial
   Mtg. Pass-Through Certificates,
   Series 1996-B, Cl. 1, 7.076%,
   4/25/26(1,4)                                  1,091,599          827,568
                                                               -------------
Total Mortgage-Backed Obligations
   (Cost $7,188,306)                                              7,329,113

============================================================================
CORPORATE BONDS AND NOTES--81.7%
----------------------------------------------------------------------------
CONSUMER DISCRETIONARY--25.9%
----------------------------------------------------------------------------
AUTO COMPONENTS--2.9%
Burke Industries, Inc., 10% Sr.
   Sub. Nts., 8/15/07(2,5)                         400,000               --
Collins & Aikman Products Co.,
   10.75% Sr. Nts., 12/31/11(3)                    800,021          808,000
Collins & Aikman Floorcoverings,
   Inc., 9.75% Sr. Sub. Nts., 2/15/10(3)           800,021          820,000
Dana Corp.:
   9% Unsec. Nts., 8/15/11                         700,000          693,000
   10.125% Sr. Nts., 3/15/10(3)                    500,000          512,500
Delco Remy International, Inc.,
   11% Sr. Unsec. Sub. Nts., 5/1/09              1,900,000        1,567,500
Dura Operating Corp.:
   8.625% Sr. Nts., 4/15/12(3)                   1,000,021        1,010,000
   9% Sr. Sub. Nts., Series B,
   5/1/09(EUR)                                     300,000          292,576
   9% Sr. Unsec. Sub. Nts., Series D,
   5/1/09                                        2,700,000        2,632,500
Exide Corp., 10% Sr. Unsec.
   Nts., 4/15/05(2)                                600,000          105,000
Stoneridge, Inc., 11.50% Sr. Nts.,
   5/1/12(3)                                     1,000,021        1,015,000
                                                               -------------
                                                                  9,456,076
----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.1%
Apcoa, Inc., 9.25% Sr. Unsec.
   Sub. Nts., 3/15/08                              940,000          400,675
Aztar Corp., 9% Sr. Unsec.
   Sub. Nts., 8/15/11                            1,250,000        1,276,562
Boyd Gaming Corp., 8.75%
   Nts., 4/15/12(3)                                800,000          808,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Buffets, Inc., 11.25% Sr. Sub. Nts.,
   7/15/10(3)                                  $   400,000     $    402,000
Capital Gaming International, Inc.,
   11.50% Promissory Nts.,
   8/1/1995(1,2,5)                                   9,500               --
Capstar Hotel Co., 8.75% Sr. Sub.
   Nts., 8/15/07                                   340,000          302,600
Coast Hotels & Casinos, Inc.:
   9.50% Sr. Sub. Nts., 4/1/09(3)                  600,000          633,000
   9.50% Sr. Unsec. Sub. Nts., 4/1/09              500,000          527,500
Family Restaurants, Inc.:
   9.75% Sr. Nts., 2/1/02(2,5)                   1,300,000            6,500
   10.875% Sr. Sub. Disc. Nts.,
   2/1/04(1,2,5)                                   100,000            1,250
Florida Panthers Holdings, Inc.,
   9.875% Sr. Sub. Nts., 4/15/09                   800,000          832,000
Hollywood Casino Corp., 11.25%
   Sr. Sec. Nts., 5/1/07                           500,000          542,500
Hollywood Park, Inc., 9.25% Sr.
   Unsec. Sub. Nts., Series B, 2/15/07             500,000          450,000
Intrawest Corp., 9.75% Sr. Nts.,
   8/15/08                                       1,300,000        1,326,000
Isle of Capri Casinos, Inc., 9% Sr.
   Sub. Nts., 3/15/12(3)                         1,000,000        1,015,000
John Q. Hammons Hotels, Inc.,
   8.875% Nts., 5/15/12(3)                         800,000          788,000
Jupiters Ltd., 8.50% Sr. Unsec.
   Nts., 3/1/06                                  1,000,000        1,025,000
Mandalay Resort Group,
   10.25% Sr. Unsec. Sub. Nts.,
   Series B, 8/1/07                                800,000          843,000
MGM Mirage, Inc., 8.375% Sr.
   Unsec. Sub. Nts., 2/1/11                      1,700,000        1,717,000
Mohegan Tribal Gaming Authority:
   8% Sr. Sub. Nts., 4/1/12(3)                     700,000          706,125
   8.375% Sr. Sub. Nts., 7/1/11                  1,200,000        1,231,500
   8.75% Sr. Unsec. Sub. Nts., 1/1/09            1,500,000        1,561,875
Park Place Entertainment Corp.,
   7.875% Sr. Sub. Nts., 3/15/10(3)              1,500,000        1,496,250
Penn National Gaming, Inc.,
   8.875% Sr. Sub. Nts., 3/15/10                   600,000          595,500
Premier Parks, Inc.:
   0%/10% Sr. Disc. Nts., 4/1/08(6)              1,200,000        1,176,000
   9.75% Sr. Nts., 6/15/07                         300,000          309,000
Prime Hospitality Corp., 8.375%
   Sr. Sub. Nts., 5/1/12(3)                        650,000          640,250
Station Casinos, Inc., 9.75% Sr.
   Sub. Nts., 4/15/07(1)                           800,000          832,000
Sun International Hotels Ltd.,
   8.875% Sr. Sub. Nts., 8/15/11(3)              1,000,000        1,026,250

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
Vail Resorts, Inc., 8.75% Sr.
   Unsec. Sub. Nts., 5/15/09                   $   700,000     $    703,500
Venetian Casino Resort LLC/
   Las Vegas Sands, Inc., 11% Bonds,
   6/15/10(3)                                      350,000          353,938
                                                               -------------
                                                                 23,528,775
----------------------------------------------------------------------------
HOUSEHOLD DURABLES--4.1%
Beazer Homes USA, Inc.,
   8.375% Sr. Nts., 4/15/12(3)                   1,300,000        1,319,500
Blount, Inc., 13% Sr. Sub. Nts.,
   8/1/09                                          500,000          340,000
D.R. Horton, Inc.:
   7.875% Sr. Nts., 8/15/11                        700,000          686,000
   9.75% Sr. Sub. Nts., 9/15/10                    500,000          520,000
Del Webb Corp., 10.25% Sr.
   Unsec. Sub. Nts., 2/15/10                       600,000          661,500
Interface, Inc., 10.375% Sr. Nts.,
   2/1/10(3)                                       500,000          534,375
K. Hovnanian Enterprises, Inc.,
   8.875% Sr. Sub. Nts., 4/1/12(3)               1,000,000          988,750
KB Home:
   8.625% Sr. Sub. Nts., 12/15/08                  950,000          964,250
   9.50% Sr. Unsec. Sub. Nts.,
   2/15/11                                         850,000          877,625
Meritage Corp., 9.75% Sr.
   Unsec. Nts., 6/1/11                             500,000          521,250
Metromedia International
   Group, Inc., 10.50% Sr. Unsec.
   Disc. Nts., 9/30/07(1,4)                        254,531           62,360
Salton, Inc., 10.75% Sr. Unsec.
   Sub. Nts., 12/15/05                             800,000          808,000
Standard Pacific Corp., 9.25%
   Sr. Sub. Nts., 4/15/12                          700,000          707,000
Toll Corp., 8.25% Sr. Sub. Nts.,
   12/1/11                                       1,500,000        1,515,000
WCI Communities, Inc.:
   9.125% Sr. Sub. Nts., 5/1/12                  1,000,000          997,500
   10.625% Sr. Unsec. Sub. Nts.,
   2/15/11                                         600,000          630,000
Williams Scotsman, Inc., 9.875%
   Sr. Unsec. Nts., 6/1/07(3)                    1,700,000        1,632,000
                                                               -------------
                                                                 13,765,110
----------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.5%
Amazon.com, Inc., 0%/10% Sr.
   Unsec. Disc. Nts., 5/1/08(6)                  1,800,000        1,647,000
----------------------------------------------------------------------------
MEDIA--8.5%
Adelphia Communications Corp.:
   7.875% Sr. Unsec. Nts., 5/1/09(2,5)             360,000          140,400
   8.125% Sr. Nts., Series B, 7/15/03(2)         1,000,000          400,000
   8.375% Sr. Nts., Series B, 2/1/08(2)          1,000,000          405,000

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
MEDIA Continued
Adelphia Communications Corp.: Continued
   10.25% Sr. Unsec. Nts., 11/1/06(2)          $   200,000     $     80,000
   10.25% Sr. Unsec. Sub. Nts.,
   6/15/11(2)                                    1,300,000          539,500
   10.875% Sr. Unsec. Nts., 10/1/10(2)           1,500,000          600,000
AMC Entertainment, Inc., 9.50%
   Sr. Unsec. Sub. Nts., 2/1/11                  1,200,000        1,195,500
Block Communications, Inc.,
   9.25% Sr. Sub. Nts., 4/15/09(3)                 599,979          603,000
Carmike Cinemas, Inc., 10.375%
   Gtd. Sr. Sub. Nts., Series B, 2/1/09          1,250,000        1,206,250
Chancellor Media Corp., 8.75%
   Sr. Unsec. Sub. Nts., Series B,
   6/15/07                                         975,000          979,875
Charter Communications
   Holdings LLC/Charter
   Communications Holdings
   Capital Corp.:
   0%/9.92% Sr. Unsec. Disc.
   Nts., 4/1/11(6)                               1,000,000          482,500
   0%/11.75% Sr. Unsec. Sub.
   Disc. Nts., 5/15/11(6)                        1,500,000          532,500
   8.625% Sr. Unsec. Nts., 4/1/09                  200,000          135,000
   10% Sr. Nts., 4/1/09                            500,000          347,500
   10.75% Sr. Unsec. Nts., 10/1/09               3,000,000        2,122,500
   11.125% Sr. Unsec. Nts., 1/15/11                999,979          695,000
Cinemark USA, Inc., 9.625% Sr.
   Sub. Nts., Series B, 8/1/08                     250,000          251,250
Classic Cable, Inc., 10.50% Sr.
   Sub. Nts., 3/1/10(2,5)                        1,000,000          226,250
Corus Entertainment, Inc.,
   8.75% Sr. Sub. Nts., 3/1/12                     800,000          804,000
Cumulus Media, Inc., 10.375%
   Sr. Unsec. Sub. Nts., 7/1/08                    900,000          958,500
Diamond Cable Communications
   plc, 11.75% Sr. Disc. Nts., 12/15/05(2)         600,000          159,000
Diamond Holdings plc, 9.125%
   Sr. Nts., 2/1/08(2)                             399,979          358,000
Diva Systems Corp., 0%/12.625%
   Sr. Disc. Nts., Series B, 3/1/08(1,2,5,6)       500,000           66,250
EchoStar Broadband Corp.,
   10.375% Sr. Unsec. Nts., 10/1/07              2,000,000        1,920,000
EchoStar DBS Corp.:
   9.125% Sr. Nts., 1/15/09(3)                     299,979          276,000
   9.375% Sr. Unsec. Nts., 2/1/09                1,000,000          930,000
Emmis Communications Corp.,
   8.125% Sr. Unsec. Sub. Nts.,
    Series B, 3/15/09                              799,979          784,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
Entravision Communications
   Corp., 8.125% Sr. Sub. Nts.,
   3/15/09(3)                                  $   599,979     $    606,000
Insight Communications Co.,
   Inc., 0%/12.25% Sr. Disc. Nts.,
   2/15/11(6)                                    1,500,000          652,500
Insight Midwest LP/Insight
   Capital, Inc., 9.75% Sr. Nts.,
   10/1/09                                         699,979          647,500
Key3Media Group, Inc.,
   11.25% Sr. Sub. Nts., 6/15/11                 1,399,979          637,000
Lamar Advertising Co.,
   9.625% Sr. Unsec. Sub. Nts.,
   12/1/06                                         500,000          516,250
Mediacom LLC/Mediacom
   Capital Corp., 9.50% Sr. Unsec.
    Nts., 1/15/13                                  600,000          522,000
Penton Media, Inc., 10.375%
   Sr. Unsec. Sub. Nts., 6/15/11                   825,000          507,375
Radio One, Inc., 8.875% Sr. Unsec.
   Sub. Nts., Series B, 7/1/11                     299,979          300,750
Regal Cinemas, Inc., 9.375% Sr.
   Sub. Nts., 2/1/12(3)                          2,200,000        2,288,000
Sinclair Broadcast Group, Inc.:
   8% Sr. Sub. Nts., 3/15/12                       899,979          891,000
   8.75% Sr. Sub. Nts., 12/15/11                   799,979          804,000
Six Flags, Inc., 8.875% Sr. Nts., 2/1/10         1,000,000        1,000,000
Spanish Broadcasting System,
   Inc., 9.625% Sr. Unsec. Sub. Nts.,
   11/1/09                                         800,000          828,000
Telewest Communications plc,
   0%/9.875% Sr. Disc. Nts.,
   4/15/09(6)(GBP)                                 200,000          102,128
United Pan-Europe
   Communications NV:
   0%/13.375% Sr. Unsec. Disc.
   Nts., Series B, 11/1/09(2,5,6)                1,000,000          100,000
   10.875% Sr. Unsec. Nts., Series B,
   8/1/09(2)                                       600,000           81,000
   11.25% Sr. Nts., Series B, 11/1/09(2)(EUR)      500,000           60,491
WRC Media, Inc./Weekly Reader
   Corp./Compass Learning Corp.,
   12.75% Sr. Sub. Nts., 11/15/09                  600,000          616,500
                                                               -------------
                                                                 28,358,269
----------------------------------------------------------------------------
MULTILINE RETAIL--0.5%
Saks, Inc.:
   8.25% Sr. Unsec. Nts., 11/15/08                 250,000          237,500
   9.875% Nts., 10/1/11                          1,300,000        1,313,000
                                                               -------------

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
SPECIALTY RETAIL--1.8%
Asbury Automotive Group, Inc.,
   9% Sr. Sub. Nts., 6/15/12(3)                $   500,000     $    485,000
AutoNation, Inc., 9% Sr. Unsec. Nts.,
   8/1/08                                        1,200,000        1,242,000
CSK Auto, Inc., 12% Sr. Nts.,
   6/15/06(3)                                    1,000,000        1,073,750
Finlay Enterprises, Inc., 9% Debs.,
   5/1/08                                          900,000          871,875
Petco Animal Supplies, Inc.,
   10.75% Sr. Sub. Nts., 11/1/11                   750,000          813,750
United Auto Group, Inc., 9.625%
   Sr. Sub. Nts., 3/15/12(3)                       300,000          303,000
United Rentals (North America),
   Inc., 10.75% Sr. Unsec. Nts.,
   4/15/08                                       1,000,000        1,075,000
United Rentals, Inc., 9.25% Sr.
   Unsec. Sub. Nts., Series B, 1/15/09             100,000          101,000
                                                               -------------
                                                                  5,965,375
----------------------------------------------------------------------------
TEXTILES & APPAREL--0.5%
Finlay Fine Jewelry Corp., 8.375% Sr.
   Nts., 5/1/08                                    600,000          590,250
Galey & Lord, Inc., 9.125% Sr. Unsec.
   Sub. Nts., 3/1/08(2)                            700,000          124,250
Polymer Group, Inc., 8.75% Sr.
   Sub. Nts., 3/1/08(2)                          1,500,000          307,500
Russell Corp., 9.25% Sr. Nts.,
   5/1/10(3)                                       600,000          621,000
                                                               -------------
                                                                  1,643,000
----------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
----------------------------------------------------------------------------
BEVERAGES--0.5%
Constellation Brands, Inc., 8.125%
   Sr. Sub. Nts., 1/15/12                        1,000,000        1,031,250
Packaged Ice, Inc., 9.75% Sr.
   Unsec. Nts., Series B, 2/1/05                   800,000          672,000
                                                               -------------
                                                                  1,703,250
----------------------------------------------------------------------------
FOOD & DRUG RETAILING--0.9%
Fleming Cos., Inc.:
   10.125% Sr. Unsec. Nts., 4/1/08                 800,000          816,000
   10.625% Sr. Unsec. Sub. Nts., Series D,
   7/31/07                                         800,000          788,000
Great Atlantic & Pacific Tea Co.,
   Inc. (The), 9.125% Sr. Nts., 12/15/11           400,000          374,000
Pantry, Inc. (The), 10.25% Sr. Sub.
   Nts., 10/15/07                                  325,000          295,750
Pathmark Stores, Inc., 8.75% Sr.
   Sub. Nts., 2/1/12                               800,000          816,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts.,
   5/31/09(1,2,5,7)                            $   476,601     $     61,958
                                                               -------------
                                                                  3,151,708
----------------------------------------------------------------------------
FOOD PRODUCTS--2.2%
American Seafood Group LLC,
   10.125% Sr. Sub. Nts., 4/15/10(3)               500,000          507,500
Aurora Foods, Inc., 8.75% Sr. Sub.
   Nts., Series B, 7/1/08                          700,000          472,500
Burns Philp Capital Pty Ltd.,
   9.75% Sr. Sub. Nts., 7/15/12(3)                 300,000          298,500
Del Monte Corp., 9.25% Sr.
   Unsec. Sub. Nts., 5/15/11                       500,000          522,500
Doane Pet Care Co., 9.75% Sr.
   Unsec. Sub. Nts., 5/15/07                       300,000          262,500
Dole Food Co., Inc., 7.25% Nts.,
   5/1/09(3)                                     1,500,000        1,535,767
Michael Foods, Inc., 11.75% Sr.
   Unsec. Sub. Nts., 4/1/11                        400,000          438,000
New World Pasta Co., 9.25% Sr.
   Nts., 2/15/09                                   200,000          195,000
Smithfield Foods, Inc.:
   7.625% Sr. Unsec. Sub. Nts.,
   2/15/08                                         925,000          927,313
   8% Sr. Nts., Series B, 10/15/09                 500,000          510,000
Sparkling Spring Water Group
   Ltd., 11.50% Sr. Sec. Sub. Nts.,
   11/15/07                                        600,000          585,750
United Biscuits Finance plc,
   10.625% Sr. Sub. Nts.,
   4/15/11(EUR)                                  1,000,000        1,111,976
                                                               -------------
                                                                  7,367,306
----------------------------------------------------------------------------
Household Products--1.5%
AKI Holdings Corp., 0%/13.50%
   Sr. Disc. Debs., 7/1/09(6)                    1,080,000          546,750
AKI, Inc., 10.50% Sr. Unsec. Nts.
   7/1/08                                        1,000,000          956,250
Holmes Products Corp., 9.875%
   Sr. Unsec. Sub. Nts., Series B,
   11/15/07                                        425,000          279,438
Johnsondiversey, Inc., 9.625% Sr.
   Sub. Nts., 5/15/12(3)                           600,021          630,000
Playtex Products, Inc., 9.375% Sr.
   Unsec. Sub. Nts., 6/1/11                      1,000,021        1,065,000
Revlon Consumer Products Corp.,
   12% Sr. Sec. Nts., 12/1/05                    1,400,000        1,400,000
Styling Technology Corp., 10.875%
   Sr. Unsec. Sub. Nts., 7/1/08(1,2,5)             600,000               --
                                                               -------------

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
ENERGY--6.9%
----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.0%
BRL Universal Equipment Corp.,
   8.875% Sr. Sec. Nts., 2/15/08               $   750,000     $    746,250
Clark Refining & Marketing, Inc.,
   8.875% Sr. Sub. Nts., 11/15/07                  500,000          482,500
Denbury Management, Inc.,
   9% Sr. Sub. Nts., 3/1/08                        300,000          296,250
Dresser, Inc., 9.375% Sr. Sub. Nts.,
   4/15/11(3)                                      400,000          407,000
Grant Geophysical, Inc., 9.75% Sr.
   Unsec. Nts., Series B, 2/15/08(1)             1,025,000          466,375
Hanover Equipment Trust, 8.50%
   Sr. Sec. Nts., Trust 2001, Cl. A,
   9/1/08(3)                                       500,000          465,000
Hornbeck-Leevac Marine
   Services, Inc., 10.625% Sr. Nts.,
   8/1/08                                        1,500,000        1,576,875
Leviathan Gas Pipeline Partners
   LP/Leviathan Finance Corp.,
   10.375% Sr. Unsec. Sub. Nts.,
   Series B, 6/1/09                                500,000          532,500
Ocean Rig Norway AS, 10.25%
   Sr. Sec. Nts., 6/1/08                         1,600,000        1,416,000
Petroleum Helicopters, Inc.,
   9.375% Sr. Nts., 5/1/09                         600,000          618,000
Trico Marine Services, Inc.,
   8.875% Sr. Nts., 5/15/12(3)                   1,400,000        1,393,000
Universal Compression Holdings,
   Inc., 0%/9.875% Sr. Disc. Nts.,
   2/15/08(6)                                    1,700,000        1,623,500
                                                               -------------
                                                                 10,023,250
----------------------------------------------------------------------------
OIL & GAS--3.9%
Belden & Blake Corp., 9.875% Sr.
   Sub. Nts., 6/15/07                              500,000          442,500
Chesapeake Energy Corp.:
   8.125% Sr. Unsec. Nts., 4/1/11                  800,000          790,000
   8.375% Sr. Unsec. Nts., 11/1/08                 800,000          804,000
Forest Oil Corp.:
   7.75% Sr. Nts., 5/1/14(3)                     1,000,000          970,000
   10.50% Sr. Unsec. Sub. Nts.,
   1/15/06                                         250,000          267,500
Frontier Oil Corp., 11.75% Sr. Nts.,
   11/15/09                                        800,000          854,000
Giant Industries, Inc., 11% Sr. Sub.
   Nts., 5/15/12(3)                                400,000          354,000
Magnum Hunter Resources, Inc.,
   9.60% Sr. Nts., 3/15/12(3)                      800,000          828,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
Pennzoil-Quaker State Co.:
   6.75% Nts., 4/1/09                          $   200,000     $    208,094
   10% Sr. Nts., 11/1/08(1)                      1,000,000        1,176,250
Pioneer Natural Resources Co.,
   7.50% Sr. Nts., 4/15/12                       1,000,000        1,020,999
Pogo Producing Co., 8.75% Sr.
   Sub. Nts., Series B, 5/15/07                    600,000          611,250
RAM Energy, Inc., 11.50% Sr.
   Unsec. Nts., 2/15/08                          2,000,000        1,020,000
Stone Energy Corp.:
   8.25% Sr. Unsec. Sub. Nts.,
   12/15/11                                        800,000          804,000
   8.75% Sr. Sub. Nts., 9/15/07                    735,000          753,375
Swift Energy Co., 9.375% Sr.
   Unsec. Sub. Nts., 5/1/12                        300,000          284,250
Westport Resources Corp.,
   8.25% Sr. Unsec. Sub. Nts.,
   11/1/11                                         600,000          618,000
XTO Energy, Inc., 7.50% Sr. Nts.,
   4/15/12                                       1,000,000        1,025,000
                                                               -------------
                                                                 12,831,218
----------------------------------------------------------------------------
FINANCIALS--5.1%
----------------------------------------------------------------------------
BANKS--1.0%
Armkel LLC/Armkel Finance,
   Inc., 9.50% Sr. Sub. Nts., 8/15/09              600,000          627,000
Bank Plus Corp., 12% Sr. Nts.,
   7/18/07                                         517,000          555,775
Local Financial Corp., 11% Sr. Nts.,
   9/8/04(3)                                       800,000          852,000
Ocwen Capital Trust I, 10.875%
   Capital Nts., 8/1/27                            450,000          362,250
Western Financial Bank, 9.625%
   Unsec. Sub. Debs., 5/15/12                      800,000          804,000
                                                               -------------
                                                                  3,201,025
----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--1.4%
AmeriCredit Corp., 9.875% Sr. Nts.,
   4/15/06(1)                                      800,000          808,000
AMRESCO, Inc., 9.875% Sr. Sub.
   Nts., Series 98-A, 3/15/05(2,5)                 900,000          193,500
Finova Group, Inc. (The),
   7.50% Nts., 11/15/09                          2,500,000          837,500
IPC Acquisition Corp.,
   11.50% Sr. Sub. Nts., 12/15/09(3)               750,000          723,750
LaBranche & Co., Inc., 12% Sr.
   Unsec. Sub. Nts., 3/2/07                        600,000          675,000
Metris Cos., Inc.:
   10% Sr. Unsec. Nts., 11/1/04                    500,000          462,500
   10.125% Sr. Unsec. Nts., 7/15/06              1,000,000          925,000
                                                               -------------
                                                                  4,625,250

PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
REAL ESTATE--2.1%
CB Richard Ellis Services, Inc.,
   11.25% Sr. Unsec. Sub. Nts.,
   6/15/11                                     $   300,000     $    253,500
Corrections Corp. of America,
   9.875% Sr. Nts., 5/1/09(3)                      500,000          517,500
Felcor Lodging LP:
   8.50% Sr. Nts., 6/1/11                          780,000          768,300
   9.50% Sr. Unsec. Nts., 9/15/08(3)               400,000          408,000
IStar Financial, Inc., 8.75% Sr. Unsec.
   Nts., 8/15/08                                   750,000          744,652
MeriStar Hospitality Corp.:
   9% Sr. Nts., 1/15/08                          1,000,000          960,000
   9.125% Sr. Nts., 1/15/11                        500,000          480,000
   9.125% Sr. Unsec. Nts., 1/15/11(3)              400,000          384,000
   10.50% Sr. Nts., 6/15/09(3)                     300,000          304,500
Saul (B.F.) Real Estate Investment
   Trust, 9.75% Sr. Sec. Nts., Series B,
   4/1/08                                        1,500,000        1,492,500
Ventas Realty LP, 9% Sr. Nts.,
   5/1/12(3)                                       500,000          515,000
                                                               -------------
                                                                  6,827,952
----------------------------------------------------------------------------
HEALTH CARE--4.9%
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.9%
Fisher Scientific International, Inc.:
   8.125% Sr. Sub. Nts., 5/1/12(3)                 900,000          900,000
   9% Sr. Unsec. Sub. Nts., 2/1/08                 750,000          770,625
   9% Sr. Unsec. Sub. Nts., 2/1/08                 365,000          375,038
Sybron Dental Specialties, Inc.,
   8.125% Sr. Sub. Nts., 6/15/12(3)                500,000          497,500
Vanguard Health Systems, Inc.,
   9.75% Sr. Unsec. Sub. Nts., 8/1/11              500,000          523,750
                                                               -------------
                                                                  3,066,913
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.0%
aaiPharma, Inc., 11% Sr. Sub. Nts.,
   4/1/10(3)                                       100,000           93,000
AmerisourceBergen Corp., 8.125%
   Sr. Nts, 9/1/08                               1,000,000        1,037,500
Beverly Enterprises, Inc., 9.625%
   Sr. Unsec. Nts., 4/15/09                      1,125,000        1,158,750
Extendicare Health Services, Inc.,
   9.50% Sr. Nts., 7/1/10(3)                       500,000          503,125
Fresenius Medical Care Capital
   Trust II, 7.875% Nts., 2/1/08                 2,000,000        1,805,000
Hanger Orthopedic Group, Inc.,
   10.375% Sr. Nts., 2/15/09(3)                    400,000          418,000
Healthsouth Corp., 7.625% Nts.,
   6/1/12(3)                                       900,000          893,086

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
InSight Health Services Corp.,
   9.875% Sr. Sub. Nts., 11/1/11                 $ 500,000     $    505,000
Magellan Health Services, Inc.:
   9% Sr. Sub. Nts., 2/15/08                       700,000          255,500
   9.375% Sr. Nts., 11/15/07(3)                    800,000          604,000
PacifiCare Health Systems, Inc.,
   10.75% Sr. Nts., 6/1/09(3)                    1,300,000        1,337,375
Rotech Healthcare, Inc., 9.50%
   Sr. Sub. Nts., 4/1/12(3)                        900,000          922,500
Stewart Enterprises, Inc., 10.75%
   Sr. Unsec. Sub. Nts., 7/1/08                  1,800,000        1,998,000
Unilab Corp., 12.75% Sr. Sub. Nts.,
   10/1/09(1)                                      250,000          293,750
US Oncology, Inc., 9.625% Sr.
   Sub. Nts., 2/1/12                               400,000          390,000
Vicar Operating, Inc., 9.875%
   Sr. Sub. Nts., 12/1/09                        1,000,000        1,055,000
                                                               -------------
                                                                 13,269,586
----------------------------------------------------------------------------
INDUSTRIALS--13.0%
----------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.7%
Alliant Techsystems, Inc., 8.50%
   Sr. Unsec. Sub. Nts., 5/15/11                   900,000          945,000
American Plumbing &
   Mechanical, Inc., 11.625% Sr.
   Sub. Nts., Series B, 10/15/08                   500,000          497,500
BE Aerospace, Inc., 8.875% Sr.
   Unsec. Sub. Nts., 5/1/11                        800,000          748,000
Decrane Aircraft Holdings, Inc.,
   12% Sr. Unsec. Sub. Nts.,
   Series B, 9/30/08                             1,750,000        1,618,750
Fairchild Corp., 10.75% Sr.
   Unsec. Sub. Nts., 4/15/09                       475,000          273,125
L-3 Communications Corp.,
   7.625% Sr. Sub. Nts., 6/15/12(3)              1,200,000        1,203,000
Transdigm, Inc., 10.375% Sr. Sub.
   Nts., 12/1/08(3)                                200,000          206,000
                                                               -------------
                                                                  5,491,375
----------------------------------------------------------------------------
AIR FREIGHT & COURIERS--0.1%
Atlas Air, Inc, 9.25% Sr. Nts.,
   4/15/08                                         500,000          252,500
----------------------------------------------------------------------------
AIRLINES--0.7%
America West Airlines, Inc.,
   10.75% Sr. Nts., 9/1/05                       1,000,000          556,250
Amtran, Inc.:
   9.625% Nts., 12/15/05                           800,000          556,000
   10.50% Sr. Nts., 8/1/04                       1,800,000        1,305,000
                                                               -------------

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
BUILDING PRODUCTS--0.8%
Associated Materials, Inc., 9.75%
   Sr. Sub. Nts., 4/15/12(3)                   $   700,000     $    721,000
GSP I Corp., 10.15% First Mtg.
   Bonds, 6/24/10(3)                               371,664          387,043
Nortek, Inc.:
   9.125% Sr. Unsec. Nts., Series B,
   9/1/07                                          700,000          712,250
   9.25% Sr. Nts., Series B, 3/15/07               500,000          508,750
   9.875% Sr. Unsec. Sub. Nts.,
   6/15/11                                         400,000          406,000
                                                               -------------
                                                                  2,735,043
----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.5%
Allied Waste North America, Inc.:
   8.50% Sr. Sub. Nts., 12/1/08                  1,500,000        1,455,000
   8.875% Sr. Nts., Series B, 4/1/08             2,400,000        2,364,000
   10% Sr. Unsec. Sub. Nts., Series B,
   8/1/09                                        1,000,000          987,580
American Pad & Paper Co.,
   13% Sr. Sub. Nts., Series B,
   11/15/05(1,2,5)                                 200,000            3,000
Buhrmann US, Inc., 12.25% Sr.
   Unsec. Sub. Nts., 11/1/09                       600,000          627,000
Coinmach Corp., 9% Sr. Nts.,
   2/1/10(3)                                       800,000          816,000
Comforce Operating, Inc., 12%
   Sr. Nts., Series B, 12/1/07                     350,000          213,500
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
   3/1/07                                          625,000          650,000
Hydrochem Industrial Services,
   Inc., 10.375% Sr. Sub. Nts., 8/1/07(1)          250,000          196,250
Iron Mountain, Inc., 8.625% Sr.
   Unsec. Sub. Nts., 4/1/13                      1,000,000        1,027,500
IT Group, Inc., 11.25% Sr. Unsec.
   Sub. Nts., Series B, 4/1/09(1,2)                550,000              688
Kindercare Learning Centers,
   Inc., 9.50% Sr. Sub. Nts., 2/15/09              750,000          746,250
Mail-Well, Inc., 9.625% Sr. Nts.,
   3/15/12(3)                                      500,000          505,000
Protection One, Inc./Protection
   One Alarm Monitoring, Inc.,
   7.375% Sr. Unsec. Nts., 8/15/05                 900,000          796,500
Stericycle, Inc., 12.375% Sr. Unsec.
   Sub. Nts., Series B, 11/15/09                   488,000          563,640
Synagro Technologies, Inc.,
   9.50% Sr. Sub. Nts., 4/1/09(3)                  700,000          721,000
                                                               -------------
                                                                 11,672,908

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.3%
Brand Scaffold Services, Inc.,
   10.25% Sr. Unsec. Nts., 2/15/08             $ 1,000,000     $    987,500
CSC Holdings, Inc.:
   7.625% Sr. Unsec. Unsub. Nts.,
   Series B, 4/1/11                                600,000          483,463
   7.875% Sr. Unsec. Debs., 2/15/18              1,000,000          739,929
   9.875% Sr. Sub. Debs., 2/15/13(1)               200,000          149,000
Integrated Electrical Services, Inc.:
   9.375% Sr. Sub. Nts., Series B,
   2/1/09                                          600,000          579,000
   9.375% Sr. Sub. Nts., Series C,
   2/1/09                                        1,000,000          965,000
Spectrasite Holdings, Inc.:
   0%/11.25% Sr. Unsec. Disc. Nts.,
   4/15/09(6)                                      400,000          106,000
   0%/12% Sr. Disc. Nts., 7/15/08(6)             1,200,000          378,000
                                                               -------------
                                                                  4,387,892
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.5%
Cherokee International LLC,
   10.50% Sr. Unsec. Sub. Nts.,
   Series B, 5/1/09                              1,000,000          505,000
Dayton Superior Corp., 13%
   Sr. Unsec. Sub. Nts., 6/15/09                   500,000          502,500
UCAR Finance, Inc., 10.25% Sr.
   Nts., 2/15/12(3)                                600,000          615,000
                                                               -------------
                                                                  1,622,500
----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.2%
Great Lakes Dredge & Dock
   Corp., 11.25% Sr. Unsec. Sub. Nts.,
   8/15/08                                       1,715,000        1,809,325
Norse CBO Ltd., 9.342% Sub.
   Bonds, Series 1A, Cl. C2, 8/13/10(1)          1,500,000          881,250
Tyco International Group SA,
   6.375% Nts., 10/15/11                         1,600,000        1,227,184
                                                               -------------
                                                                  3,917,759
----------------------------------------------------------------------------
MACHINERY--1.9%
Actuant Corp., 13% Sr. Sub. Nts.,
   5/1/09                                          378,000          440,370
AGCO Corp., 9.50% Sr. Unsec.
   Nts., 5/1/08                                  1,000,000        1,062,500
Eagle-Picher Industries, Inc.,
   9.375% Sr. Unsec. Sub. Nts.,
   3/1/08                                          850,000          705,500
Insilco Corp., 12% Sr. Sub. Nts.,
   8/15/07(2)                                    1,200,000           96,000
International Wire Group, Inc.,
   11.75% Sr. Sub. Nts., Series B,
   6/1/05                                          500,000          450,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
MACHINERY Continued
Joy Global, Inc., 8.75% Sr. Sub. Nts.,
   3/15/12(3)                                  $   600,000     $    616,500
NMHG Holding Co., 10% Sr. Nts.,
   5/15/09(3)                                      600,000          612,000
Roller Bearing Co. of America, Inc.,
   9.625% Sr. Sub. Nts., Series B,
   6/15/07                                         560,000          543,200
Terex Corp.:
   8.875% Sr. Unsec. Sub. Nts.,
   4/1/08                                          400,000          408,000
   8.875% Sr. Unsec. Sub. Nts., Series C,
   4/1/08                                          400,000          408,000
   9.25% Sr. Unsec. Sub. Nts.,
   7/15/11                                         800,000          832,000
                                                               -------------
                                                                  6,174,070
----------------------------------------------------------------------------
MARINE--1.1%
CP Ships Ltd., 10.375% Sr. Nts.,
   7/15/12(3)                                    1,000,000          987,500
Millenium Seacarriers, Inc.,
   Units (each unit consists of
   $1,000 principal amount of
   12% first priority ship mtg.
   sr. sec. nts., 7/15/05 and one
   warrant to purchase five shares
   of common stock)(1,2,9)                         700,000          385,000
Navigator Gas Transport plc,
   10.50% First Priority Ship Mtg.
   Nts., 6/30/07(3)                              1,000,000          465,000
Pacific & Atlantic Holdings, Inc.,
   10.50% Sec. Nts., 12/31/07(3)                   332,374          117,993
Sea Containers Ltd., 7.875% Sr.
   Nts., 2/15/08                                 1,500,000        1,106,250
Teekay Shipping Corp., 8.875%
   Sr. Nts., 7/15/11                               575,000          600,875
                                                               -------------
                                                                  3,662,618
----------------------------------------------------------------------------
ROAD & RAIL--0.1%
Kansas City Southern Railway,
   7.50% Sr. Nts., 6/15/09(3)                      500,000          503,125
----------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Budget Group, Inc., 9.125% Sr.
   Unsec. Nts., 4/1/06(2)                          900,000          220,500
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY--2.0%
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.0%
CellNet Data Systems, Inc., 0%/14%
   Sr. Unsec. Disc. Nts., 10/1/07(1,2,5,6)       1,834,000              183
----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
Seagate Technology Hdd Holdings,
   8% Sr. Nts., 5/15/09(3)                         400,000          402,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
ChipPAC International Co. Ltd.,
   12.75% Sr. Unsec. Sub. Nts.,
   Series B, 8/1/09(1)                         $   500,000     $    527,500
Flextronics International Ltd.,
   9.875% Sr. Unsec. Sub. Nts., 7/1/10             500,000          525,000
Ingram Micro, Inc., 9.875% Sr.
   Unsec. Sub. Nts., 8/15/08                     1,200,000        1,254,000
                                                               -------------
                                                                  2,306,500
----------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.2%
Equinix, Inc., 13% Sr. Unsec. Nts.,
   12/1/07(1)                                    1,000,000          185,000
Exodus Communications, Inc.,
   10.75% Sr. Nts., 12/15/09(2,5)(EUR)           1,000,000          158,016
FirstWorld Communications, Inc.,
   0%/13% Sr. Disc. Nts., 4/15/08(1,2,5,6)         500,000           48,125
Globix Corp., 12.50% Sr. Unsec. Nts.,
   2/1/10(2)                                       500,000           92,500
PSINet, Inc.:
   11% Sr. Nts., 8/1/09(2,5)                     1,000,000          102,500
   10.50% Sr. Unsec. Nts., 12/1/06(2,5)(EUR)     1,000,000           81,477
                                                               -------------
                                                                    667,618
----------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%
ASAT Finance LLC, 12.50% Sr.
   Unsec. Nts., 11/1/06(1)                         325,000          258,375
----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.9%
Amkor Technology, Inc.:
   9.25% Sr. Unsec. Nts., 5/1/06                   700,000          577,500
   9.25% Sr. Unsec. Sub. Nts.,
   2/15/08                                         400,000          328,000
Fairchild Semiconductor Corp.:
   10.375% Sr. Unsec. Nts., 10/1/07                850,000          888,250
   10.50% Sr. Unsec. Sub. Nts.,
   2/1/09                                        1,050,000        1,123,500
                                                               -------------
                                                                  2,917,250
----------------------------------------------------------------------------
MATERIALS--10.5%
----------------------------------------------------------------------------
CHEMICALS--3.6%
Applied Extrusion Technologies, Inc.,
   10.75% Sr. Nts., Series B, 7/1/11             1,250,000        1,131,250
Avecia Group plc, 11% Sr. Unsec.
   Nts., 7/1/09                                    800,000          800,000
ClimaChem, Inc., 10.75% Sr. Unsec.
   Nts., Series B, 12/1/07(1)                      250,000          126,250
Compass Minerals Group, Inc.,
   10% Sr. Sub. Nts., 8/15/11                    1,200,000        1,272,000
Equistar Chemicals LP, 8.75% Sr.
   Unsec. Nts., 2/15/09                            600,000          537,162
Georgia Gulf Corp., 10.375% Sr.
   Unsec. Sub. Nts., 11/1/07                       250,000          268,750

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
CHEMICALS Continued
Huntsman Corp./ICI Chemical Co. plc:
   10.125% Sr. Unsec. Sub. Nts.,
   7/1/09 (EUR)                                    150,000     $    128,511
   Zero Coupon Sr. Unsec. Disc.
   Nts., 13.09%, 12/31/09(8)                       400,000           98,000
Huntsman International LLC,
   9.875% Sr. Nts., 3/1/09(3)                      800,000          806,000
IMC Global, Inc., 11.25% Sr. Unsec.
   Nts., Series B, 6/1/11                          300,000          325,500
ISP Chemco, Inc., 10.25% Sr. Unsec.
   Sub. Nts., 7/1/11                               900,000          922,500
ISP Holdings, Inc., 10.625% Bonds,
   12/15/09(3)                                     500,000          497,500
Lyondell Chemical Co.:
   9.50% Sec. Nts., 12/15/08                       600,000          561,000
   9.625% Sr. Sec. Nts., Series A,
   5/1/07                                          300,000          287,250
   9.875% Sec. Nts., Series B, 5/1/07              600,000          576,000
Noveon, Inc., 11% Sr. Unsec. Sub.
   Nts., Series B, 2/28/11                       1,200,000        1,278,000
OM Group, Inc., 9.25% Sr. Sub.
   Nts., 12/15/11                                  700,000          728,000
PCI Chemicals Canada, 10% Sr.
   Sec. Nts., 12/31/08                             319,909          219,538
Pioneer Cos., Inc., 5.355% Sr. Sec.
   Nts., 12/31/06(1,4)                             106,636           69,980
Sterling Chemicals, Inc.:
   11.75% Sr. Unsec. Sub. Nts.,
   8/15/06(2)                                      300,000           43,500
   12.375% Sr. Sec. Nts., Series B,
   7/15/06(2)                                    1,200,000        1,122,000
                                                               -------------
                                                                 11,798,691
----------------------------------------------------------------------------
CONTAINERS & PACKAGING--2.5%
Ball Corp.:
   7.75% Sr. Unsec. Nts., 8/1/06                   700,000          724,500
   8.25% Sr. Unsec. Sub. Nts.,
   8/1/08                                          800,000          832,000
Graphic Packaging Corp., 8.625%
   Sr. Sub. Nts., 2/15/12(3)                     1,000,000        1,037,500
Owens-Brockway Glass Container,
   Inc., 8.875% Sr. Sec. Nts., 2/15/09(3)          700,000          703,500
Packaging Corp. of America,
   9.625% Sr. Unsec. Sub. Nts., 4/1/09             750,000          813,750
Silgan Holdings, Inc., 9% Sr. Sub.
   Debs., 6/1/09(3)                                600,000          621,000
Stone Container Corp.:
   8.375% Sr. Nts., 7/1/12(3)                      600,000          607,500
   9.25% Sr. Unsec. Nts., 2/1/08                 1,000,000        1,057,500
   9.75% Sr. Unsec. Nts., 2/1/11                 1,000,000        1,075,000

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Sub. Nts.,
   6/15/12(3)                                  $ 1,000,000     $  1,002,500
                                                               -------------
                                                                  8,474,750
----------------------------------------------------------------------------
METALS & MINING--3.0%
AK Steel Corp., 7.75% Sr. Unsec.
   Nts., 6/15/12(3)                              2,000,000        1,990,000
California Steel Industries Corp.,
   8.50% Sr. Unsec. Nts., Series B,
   4/1/09                                          300,000          303,750
Century Aluminum Co., 11.75%
   Sr. Sec. Nts., 4/15/08                        1,000,000        1,080,000
Great Lakes Carbon Corp., 10.25%
   Sr. Sub. Nts., Series B, 5/15/08                800,125          548,086
Jorgensen (Earle M.) Co., 9.75%
   Sr. Sec. Nts., 6/1/12(3)                      1,200,000        1,188,000
Kaiser Aluminum &
   Chemical Corp.:
   10.875% Sr. Nts., Series B,
   10/15/06(2)                                   1,000,000          785,000
   12.75% Sr. Sub. Nts., 2/1/03(2)               1,200,000          222,000
Metallurg Holdings, Inc., 0%/
   12.75% Sr. Disc. Nts., 7/15/08(6)             1,000,000          462,500
Metallurg, Inc., 11% Sr. Nts., 12/1/07             740,000          669,700
National Steel Corp., 9.875% First
   Mtg. Bonds, Series D, 3/1/09(2)               1,300,000          487,500
P&L Coal Holdings Corp., 9.625%
   Sr. Sub. Nts., Series B, 5/15/08                645,000          685,312
Steel Dynamics, Inc., 9.50% Sr.
   Nts., 3/15/09(3)                                800,000          848,000
United States Steel LLC, 10.75%
   Sr. Nts., 8/1/08                                600,000          627,000
                                                               -------------
                                                                  9,896,848
----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.4%
Ainsworth Lumber Co. Ltd.:
   12.50% Sr. Nts., 7/15/07(7)                     400,000          435,000
   13.875% Sr. Sec. Nts., 7/15/07                  750,000          843,750
Doman Industries Ltd., 8.75% Sr.
   Nts., 3/15/04(2)                              2,000,000          410,000
Georgia-Pacific Corp., 8.125% Sr.
   Unsec. Nts., 5/15/11                          1,200,000        1,150,288
Louisiana-Pacific Corp., 10.875%
   Sr. Sub. Nts., 11/15/08                         250,000          276,250
Repap New Brunswick, Inc.,
   11.50% Sr. Sec. Nts., 6/1/04                    500,000          571,250
Tembec Industries, Inc., 7.75% Sr.
   Nts., 3/15/12                                   700,000          698,250
U.S. Timberlands Co. LP, 9.625%
   Sr. Nts., 11/15/07                              300,000          199,500
                                                               -------------
                                                                  4,584,288

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.4%
----------------------------------------------------------------------------
Diversified Telecommunication Services--1.6%
360networks, Inc.:
   13% Sr. Unsec. Nts., 5/1/08(1,2,5)(EUR)         500,000     $         49
   13% Sr. Unsec. Nts., 5/1/08(1,2,5)              400,000               40
American Tower Corp., 9.375%
   Sr. Nts., 2/1/09                                500,000          277,500
COLO.com, Inc., 13.875% Sr. Nts.,
   3/15/10(1,2,5)                                  600,000           10,500
Concentric Network Corp.,
   12.75% Sr. Unsec. Nts., 12/15/07(2,5)           800,000           24,000
ESAT Telecom Group plc, 11.875%
   Sr. Unsec. Unsub. Nts., 11/1/09(EUR)            500,000          561,698
Focal Communications Corp.,
   11.875% Sr. Unsec. Nts., Series B,
   1/15/10(1)                                      100,000           16,500
Intermedia Communications, Inc.:
   0%/11.25% Sr. Disc. Nts., Series B,
   7/15/07(2,5,6)                                  200,000           63,000
   0%/12.25% Sr. Disc. Nts., Series B,
   3/1/09(2,5,6)                                   200,000           21,000
   8.60% Sr. Unsec. Nts., Series B,
   6/1/08(2)                                       300,000           91,500
ITC/DeltaCom, Inc., 9.75% Sr.
   Unsec. Nts., 11/15/08(1,2)                    2,250,000          641,250
KMC Telecom Holdings, Inc., 0%/
   12.50% Sr. Unsec. Disc. Nts.,
   2/15/08(1,6)                                  2,500,000           62,500
Level 3 Communications, Inc.:
   0%/10.50% Sr. Disc. Nts., 12/1/08(6)            800,000          156,000
   0%/12.875% Sr. Unsec. Disc. Nts.,
   3/15/10(6)                                      800,000          140,000
Metromedia Fiber Network, Inc.,
   10% Sr. Unsec. Nts., Series B,
   11/15/08(2)                                     600,000            9,000
NorthPoint Communications
   Group, Inc., 12.875% Nts.,
   2/15/10(2,5)                                    500,000          102,500
Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)             700,000          283,500
NTL Communications Corp.:
   0%/9.75% Sr. Unsec. Nts.,
   Series B, 4/15/09(2,5)(GBP)                   2,050,000          882,760
   0%/11.50% Sr. Nts.,
   11/15/09(2,5,6)(EUR)                            500,000          117,278
NTL, Inc., 0%/10.75% Sr. Unsec.
   Unsub. Nts., Series B,
   4/1/08(2,5,6)(GBP)                               50,000           21,721
Orion Network Systems, Inc.,
   12.50% Sr. Disc. Nts., 1/15/07                1,150,000          570,578

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
PanAmSat Corp., 8.50% Sr. Nts.,
   2/1/12(3)                                   $ 1,200,000     $  1,110,000
RCN Corp., 10.125% Sr. Unsec.
   Nts., 1/15/10                                   357,000           92,820
Teligent, Inc., 11.50% Sr. Nts.,
   12/1/07(1,2,5)                                  400,000               40
Viatel, Inc., 11.25% Sr. Sec. Nts.,
   4/15/08(1,2,5)                                  600,000            4,500
Winstar Communications, Inc.,
   12.75% Sr. Nts., 4/15/10(1,2,5)               1,000,000              100
XO Communications, Inc.:
   0%/12.25% Sr. Unsec. Disc. Nts.,
   6/1/09(2,5,6)                                   500,000           10,000
   9% Sr. Unsec. Nts., 3/15/08(2)                  800,000           24,000
   9.625% Sr. Nts., 10/1/07(2,5)                   500,000           15,000
   10.75% Sr. Unsec. Nts., 11/15/08(2)             200,000            6,000
                                                               -------------
                                                                  5,315,334
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.8%
Alamosa Delaware, Inc., 12.50%
   Sr. Unsec. Nts., 2/1/11                         400,000          114,000
American Cellular Corp., 9.50%
   Sr. Sub. Nts., 10/15/09                       1,500,000          277,500
Crown Castle International Corp.:
   0%/10.375% Sr. Disc. Nts., 5/15/11(6)           300,000          139,500
   0%/10.625% Sr. Unsec. Disc. Nts.,
   11/15/07(6)                                     940,000          634,500
   9% Sr. Nts., 5/15/11                            400,000          246,000
   9.50% Sr. Nts., 8/1/11                          500,000          317,500
CTI Holdings SA, 0%/11.50% Sr.
   Deferred Coupon Nts.,
   4/15/08(1,2,5,6)                              1,000,000           45,000
IPCS, Inc., 0%/14% Sr. Unsec.
   Disc. Nts., 7/15/10(6)                          350,000           47,250
Leap Wireless International, Inc.:
   0%/14.50% Sr. Unsec. Disc. Nts.,
   4/15/10(6)                                      400,000           22,000
   12.50% Sr. Nts., 4/15/10                        400,000           46,000
Microcell Telecommunications,
   Inc., 0%/12% Sr. Unsec. Disc.
   Nts., 6/1/09(6)                                 600,000           33,000
Millicom International Cellular
   SA, 13.50% Sr. Disc. Nts., 6/1/06               300,000          106,500
Nextel Communications, Inc.:
   0%/10.65% Sr. Disc. Nts., 9/15/07(6)            500,000          273,750
   9.375% Sr. Unsec. Nts., 11/15/09                500,000          255,000
   12% Sr. Unsec. Nts., 11/1/08                    250,000          138,125
Omnipoint Corp., 11.50% Sr. Nts.,
   9/15/09(3)                                    2,200,000        2,211,000
Orbcomm Global LP (Escrow),
   8/15/04                                         600,000               --

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Polska Telefoniz Cyfrowa
   International Financial II SA,
   11.25% Sr. Sub. Nts., 12/1/09(EUR)              400,000     $    405,904
Price Communications Wireless,
   Inc., 9.125% Sr. Sec. Nts., Series B,
   12/15/06                                        500,000          523,125
Rogers Communications, Inc.,
   8.75% Sr. Nts., 7/15/07(CAD)                    500,000          304,918
Rural Cellular Corp., 9.625% Sr.
   Sub. Nts., Series B, 5/15/08                    700,000          325,500
SBA Communications Corp.:
   0%/12% Sr. Unsec. Disc. Nts.,
   3/1/08(6)                                     2,000,000        1,130,000
   10.25% Sr. Unsec. Nts., 2/1/09                1,000,000          605,000
TeleCorp PCS, Inc.:
   0%/11.625% Sr. Unsec. Sub. Disc.
   Nts., 4/15/09(6)                                490,000          374,850
   10.625% Sr. Unsec. Sub. Nts.,
   7/15/10                                       1,058,000          994,520
Tritel PCS, Inc.:
   0%/12.75% Sr. Unsec. Sub. Disc.
   Nts., 5/15/09(6)                                524,000          413,960
   10.375% Sr. Sub. Nts., 1/15/11                  945,000          864,675
Triton PCS, Inc., 8.75% Sr. Unsec.
   Sub. Nts., 11/15/11                             200,000          124,000
US Unwired, Inc., 0%/13.375% Sr.
   Unsec. Sub. Disc. Nts., Series B,
   11/1/09(6)                                      800,000          196,000
VoiceStream Wireless Corp.,
   10.375% Sr. Unsec. Nts., 11/15/09             1,703,000        1,643,395
                                                               -------------
                                                                 12,812,472
----------------------------------------------------------------------------
UTILITIES--3.5%
----------------------------------------------------------------------------
ELECTRIC UTILITIES--2.8%
AES Corp. (The):
   8.75% Sr. Unsec. Unsub. Nts.,
   6/15/08                                       1,100,000          709,500
   8.875% Sr. Unsec. Nts., 2/15/11                 500,000          312,500
AES Drax Holdings Ltd., 10.41%
   Sr. Sec. Sub. Nts., Series B,
   12/31/20                                      1,000,000          845,000
Caithness Coso Funding Corp.,
   9.05% Sr. Sec. Nts., Series B,
   12/15/09                                        500,000          512,500
Calpine Corp., 8.50% Sr. Unsec.
   Nts., 2/15/11                                 3,600,000        2,430,000
CMS Energy Corp., 9.875% Sr.
   Unsec. Nts., 10/15/07                           800,000          600,673

                                                 PRINCIPAL     MARKET VALUE
                                                    AMOUNT       SEE NOTE 1
----------------------------------------------------------------------------
Edison Mission Energy:
   9.875% Sr. Unsec. Nts., 4/15/11             $   300,000     $    297,515
   10% Sr. Unsec. Nts., 8/15/08                  1,000,000          996,345
Empresa Electrica del Norte
   Grande SA, 10.50% Sr. Debs.,
   6/15/05(1)                                    1,000,000          322,500
ESI Tractebel Acquisition Corp.,
   7.99% Sec. Bonds, Series B,
   12/30/11                                        982,000          955,987
Western Resources, Inc., 9.75% Sr.
   Unsec. Nts., 5/15/07(3)                       1,500,000        1,438,425
                                                               -------------
                                                                  9,420,945
----------------------------------------------------------------------------
GAS UTILITIES--0.6%
AmeriGas Partners LP/AmeriGas
   Eagle Finance Corp., 8.875% Sr.
   Unsec. Nts., 5/20/11                          1,000,000        1,045,000
El Paso Energy Partners LP, 8.50%
   Sr. Unsec. Sub. Nts., Series B,
   6/1/11                                        1,000,000        1,000,000
                                                               -------------
                                                                  2,045,000
----------------------------------------------------------------------------
MULTI-UTILITIES--0.1%
Dynegy Holdings, Inc., 8.75% Sr.
   Nts., 2/15/12                                   400,000          298,518
                                                               -------------
Total Corporate Bonds and Notes
   (Cost $318,389,962)                                          271,115,313

                                                    SHARES
============================================================================
Preferred Stocks--1.2%
AmeriKing, Inc., 13% Cum. Sr.
   Exchangeable, Non-Vtg., 12/1/08(1,7)             13,331              133
Dobson Communications Corp.:
   12.25% Sr. Exchangeable,
   Non-Vtg.(7)                                       2,312        1,023,060
   13% Sr. Exchangeable,
   Non-Vtg.(7)                                       1,530          723,132
e.spire Communications, Inc.,
   12.75% Jr. Redeemable,
   Non-Vtg.(1,5,7)                                     498               50
Eagle-Picher Holdings, Inc., 11.75%
   Cum. Exchangeable, Series B,
   Non-Vtg.(5)                                       8,000          194,000
Global Crossing Holdings Ltd.,
   10.50% Sr. Exchangeable, Non-Vtg.(1,7)            7,893               --
ICG Holdings, Inc., 14.25%
   Exchangeable, Non-Vtg.(1,5,7)                       342                5
McLeodUSA, Inc., 2.50% Cv., Series A(5)              3,258           12,217
Nebco Evans Holdings, Inc.,
   11.25% Sr. Redeemable
   Exchangeable, Non-Vtg.(1,5,7)                     7,274               --

                                                               MARKET VALUE
                                                    SHARES       SEE NOTE 1
============================================================================
PREFERRED STOCKS Continued
Nextel Communications, Inc.,
   13% Cum., Series D, Non-Vtg.(7)                       2     $         59
Pacific & Atlantic Holdings, Inc.,
   7.50% Cum. Cv., Series A(1,5,7)                  18,197           72,788
Paxson Communications Corp.,
   13.25% Cum. Jr. Exchangeable,
   Non-Vtg.(7)                                          66          516,450
PRIMEDIA, Inc., 8.625%
   Exchangeable, Series H, Non-Vtg.                  6,000          181,500
Rural Cellular Corp., 11.375% Cum.,
   Series B, Non-Vtg.(7)                             1,336          257,180
Sovereign Real Estate Investment
   Trust, 12% Non-Cum., Series A(1)                 10,000        1,117,500
                                                               -------------
Total Preferred Stocks (Cost $10,085,829)                         4,098,074

============================================================================
COMMON STOCKS--0.5%
Aurora Foods, Inc.(1)                                3,049            2,454
Celcaribe SA(1,5)                                  121,950            1,220
Chesapeake Energy Corp.(5)                         140,000        1,008,000
Covad Communications Group, Inc.(5)                 20,660           24,379
Geotek Communications, Inc.(1)                         226               --
Grove Investors, Inc.(5)                             7,111               --
Horizon Natural Resources Co.(1,5)                  20,000          220,000
ICO Global Communication
   Holdings Ltd.(5)                                 42,107           77,898
Orbital Sciences Corp.(5)                            3,056           24,356
Pioneer Cos., Inc.(1,5)                             20,688           37,859
Southern Pacific Funding Corp.,
   Liquidating Trust(1,5)                          251,604               --
TVMAX Holdings, Inc.(1,5)                            7,500          142,500
WRC Media Corp.(1,5)                                 1,353               14
                                                               -------------
Total Common Stocks (Cost $3,730,913)                             1,538,680

                                                     UNITS
============================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
ASAT Finance LLC Wts., Exp. 11/1/06(1,5)               500              875
CellNet Data Systems, Inc. Wts., Exp.
   10/1/07(1,5)                                      1,434               14
Charles River Laboratories
   International, Inc. Wts., Exp. 10/1/09(1,5)       1,100          203,500
Chesapeake Energy Corp. Wts.:
   Exp. 1/23/03(1,5)                                 8,351               --
   Exp. 1/23/03(1,5)                                 4,767               --
   Exp. 9/1/04(1,5)                                 14,000               --
COLO.com, Inc. Wts., Exp. 3/15/10(1,5)                 600                6
Concentric Network Corp. Wts.,
   Exp. 12/15/07(1,5)                                  750                7
Covergent Communications, Inc.
   Wts., Exp. 4/1/08(1,5)                            2,000               20

                                                               MARKET VALUE
                                                     UNITS       SEE NOTE 1
----------------------------------------------------------------------------
Decrane Aircraft Holdings, Inc.
   Wts., Exp. 9/30/08(1,5)                           1,750     $         --
Diva Systems Corp. Wts., Exp. 3/1/08(1,5)            1,500               15
e.spire Communications, Inc. Wts.,
   Exp. 11/1/05(1,5)                                   475                5
Equinix, Inc. Wts., Exp. 12/1/07(1,5)                1,000               10
Geotek Communications, Inc. Wts.,
   Exp. 7/15/05(1,5)                                52,500               --
Golden State Bancorp, Inc. Litigation
   Wts.                                             15,626           17,034
Grove Investors, Inc., Tranche A Wts.,
   Exp. 9/14/08(5)                                   1,975               --
Grove Investors, Inc., Tranche B Wts.,
   Exp. 9/14/08(5)                                   1,975               --
Horizon PCS, Inc. Wts., Exp. 10/1/10(1,5)            1,300               65
ICG Communications, Inc. Wts.,
   Exp. 9/15/05(1,5)                                 5,940               59
ICO Global Communication
   Holdings Ltd. Wts.:
   Exp. 5/16/06(5)                                  10,561              158
   Exp. 5/16/06(1,5)                                    16               --
Imperial Credit Industries, Inc. Wts.,
   Exp. 1/31/08(1,5)                                 5,148               --
In-Flight Phone Corp. Wts.,
   Exp. 8/31/02(1,5)                                   950               --
Insilco Corp. Wts., Exp. 8/15/07(1,5)                  765                8
IPCS, Inc. Wts., Exp. 6/15/10(1,5)                     750              281
KMC Telecom Holdings, Inc. Wts.,
   Exp. 4/15/08(1,5)                                 2,455              123
Leap Wireless International, Inc. Wts.,
   Exp. 4/15/10(1,5)                                   550              344
Long Distance International, Inc. Wts.,
   Exp. 4/13/08(1,5)                                   800               --
Loral Space & Communications Ltd.
   Wts., Exp. 1/15/07(1,5)                             800                8
McLeodUSA, Inc. Wts., Exp. 4/16/07(1,5)              7,220               72
Microcell Telecommunications, Inc.
   Wts., Exp. 6/1/06(3,5)                            3,200            1,018
Millenium Seacarriers, Inc. Wts.,
   Exp. 7/15/05(1,5)                                 1,500               15
Ntelos, Inc. Wts., Exp. 8/15/10(1,5)                 1,000            4,250
Pathmark Stores, Inc. Wts.,
   Exp. 9/19/10(5)                                  20,000          101,000
PLD Telekom, Inc., 9% Cv. Sub. Nts.
   Wts., Exp. 3/31/03 (cv. into
   Metromedia International
   Group, Inc.)(1,5)                                   170                2
Protection One, Inc. Wts.:
   Exp. 11/1/03(1,5)                                28,000               --
   Exp. 6/30/05(1,5)                                 1,600               --
R&B Falcon Corp. Wts., Exp. 5/1/09(3,5)              1,000          236,375

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                               MARKET VALUE
                                                     UNITS       SEE NOTE 1
============================================================================
RIGHTS, WARRANTS AND CERTIFICATES Continued
Real Time Data Co. Wts.,
   Exp. 5/31/04(1,5)                               121,440     $         --
Republic Technologies International
   LLC Wts., Exp. 7/15/09(1,5)                         500                5
Telergy, Inc. Wts., Exp. 9/25/10(1,5)                2,019               20
Telus Corp. Wts., Exp. 9/15/05(1,5)                  1,079            1,619
                                                               -------------
Total Rights, Warrants and Certificates
   (Cost $451,309)                                                  566,908

                                                 PRINCIPAL
                                                    AMOUNT
============================================================================
STRUCTURED NOTES--2.9%
JPMorgan Chase Bank, 8.75%
   High Yield Index-Linked Nts.,
   5/15/07 (Cost $10,399,937)                  $10,500,000        9,791,250

============================================================================
REPURCHASE AGREEMENTS--7.7%
Repurchase agreement with
   PaineWebber, Inc., 1.93%, dated
   6/28/02, to be repurchased at
   $25,435,090 on 7/1/02, collateralized
   by Federal Home Loan Mortgage
   Corp., 6%--6.50%, 12/1/27--2/1/32,
   with a value of $8,266,065 and
   Federal National Mortgage Assn.,
   5.50%--6%, 5/1/32, with a
   value of $17,734,402
   (Cost $25,431,000)                           25,431,000       25,431,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (Cost $377,141,506)                               96.6%      320,435,906
----------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                        3.4       11,422,217
                                               -----------------------------
NET ASSETS                                          100.0%     $331,858,123
                                               =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

June 30, 2002
==========================================================================================================================

ASSETS
Investments, at value (cost $377,141,506) - see accompanying
statement                                       $320,435,906
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal
paydowns
7,086,310
Investments
sold
6,147,570
Shares of beneficial interest
sold
357,025
Other
2,640

-------------
Total
assets
334,029,451

==========================================================================================================================
LIABILITIES
Bank
overdraft
477,779
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments
purchased
1,103,220
Shares of beneficial interest
redeemed
544,159
Shareholder
reports
16,153
Closed foreign currency
contracts
8,267
Transfer and shareholder servicing agent
fees                                                                       1,481
Trustees'
compensation
1,028
Service plan
fees
691
Other
18,550

-------------
Total
liabilities
2,171,328

==========================================================================================================================
NET
ASSETS
$331,858,123

=============

==========================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial
interest
$     44,750
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
457,556,625
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income
11,698,590
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                (80,739,356)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies
(56,702,486)

-------------
NET
ASSETS
$331,858,123

=============

==========================================================================================================================
NET ASSET VALUE PER SHARE
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $328,400,447 and 44,283,830 shares of beneficial interest
outstanding)                                $7.42
--------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $3,457,676 and 466,524 shares of beneficial interest
outstanding)                                     $7.41

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended June 30, 2002
==========================================================================================================================

INVESTMENT INCOME
Interest
$ 14,283,993
--------------------------------------------------------------------------------------------------------------------------
Dividends
417,131

-------------
Total investment
income
14,701,124

==========================================================================================================================
EXPENSES
Management
fees
1,294,955
--------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service
shares                                                                     690
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees                                                                       6,501
--------------------------------------------------------------------------------------------------------------------------
Trustees'
compensation
5,544
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
4,438
--------------------------------------------------------------------------------------------------------------------------
Shareholder
reports
3,427
--------------------------------------------------------------------------------------------------------------------------
Other
32,225

-------------
Total
expenses
1,347,780
Less reduction to custodian
expenses
(1,134)

-------------
Net
expenses
1,346,646

==========================================================================================================================
NET INVESTMENT
INCOME
13,354,478

==========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments
(27,820,607)
Foreign currency
transactions
(620,215)

-------------
Net realized
loss
(28,440,822)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments
878,874
Translation of assets and liabilities denominated in foreign
currencies                                         1,356,820

-------------
Net
change
2,235,694

-------------
Net realized and unrealized
loss
(26,205,128)

==========================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                         $(12,850,650)

=============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS            YEAR

ENDED           ENDED

JUNE 30, 2002    DECEMBER 31,

(UNAUDITED)            2001
==========================================================================================================================

OPERATIONS
Net investment
income                                                                        $
13,354,478    $ 34,546,979
--------------------------------------------------------------------------------------------------------------------------
Net realized
loss
(28,440,822)    (28,960,743)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation
2,235,694       1,095,345

-----------------------------
Net increase (decrease) in net assets resulting from
operations                               (12,850,650)      6,681,581

==========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service
shares
(35,408,403)    (34,924,849)
Service
shares
(306)             --

==========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Non-Service
shares
31,736,025      39,498,599
Service
shares
3,590,509           3,076

==========================================================================================================================
NET ASSETS
Total increase
(decrease)
(12,932,825)     11,258,407
--------------------------------------------------------------------------------------------------------------------------
Beginning of
period
344,790,948     333,532,541

-----------------------------
End of period (including undistributed net investment
income of $11,698,590 and $33,752,821,
respectively)                                         $331,858,123
$344,790,948

=============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SIX MONTHS        PERIOD

ENDED         ENDED

JUNE 30, 2002      DEC. 31,
SERVICE
SHARES
(UNAUDITED)       2001(1)
===================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of
period                                                          $ 8.54        $
8.40
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment
income
..73           .20
Net realized and unrealized
loss
(1.01)         (.06)

---------------------
Total from investment
operations
(.28)          .14
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment
income
(.85)           --
Distributions from net realized
gain                                                              --
--

---------------------
Total dividends and/or distributions
to
shareholders
(.85)           --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of
period
$7.41        $ 8.54

=====================

===================================================================================================================
TOTAL RETURN, AT NET ASSET
VALUE(2)
(3.71)%        1.67%

===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
thousands)
$3,458            $3
-------------------------------------------------------------------------------------------------------------------
Average net assets (in
thousands)                                                             $
598            $2
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment
income
9.51%        12.51%
Expenses
1.00%         0.96%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate
34%           46%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                           SIX MONTHS ENDED
JUNE, 2002    YEAR ENDED DECEMBER 31, 2001(1)
                                                              SHARES
AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                      10,739,714      $
87,871,758       16,771,940     $ 148,496,080
Dividends and/or distributions reinvested                  4,568,826
35,408,402        3,924,140        34,924,849
Redeemed                                                 (11,391,508)
(91,544,135)     (16,326,208)     (143,922,330)

------------------------------------------------------------------
Net increase                                               3,917,032      $
31,736,025        4,369,872     $  39,498,599

==================================================================

--------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                         466,541      $
3,593,437              362     $       3,083
Dividends and/or distributions reinvested
39               305               --                --
Redeemed                                                        (417)
(3,233)              (1)               (7)

------------------------------------------------------------------
Net increase                                                 466,163      $
3,590,509              361     $       3,076

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

UNREALIZED

ACQUISITION                       VALUATION AS OF          APPRECIATION
SECURITY                                                DATES
COST         JUNE 30, 2002        (DEPRECIATION)
--------------------------------------------------------------------------------

Stocks and/or Warrants
Aurora Foods, Inc.                                    9/18/00          $
--                $2,454               $ 2,454
Geotek Communications, Inc.                            4/6/00
--                    --                    --
Real Time Data Co. Wts.                               6/30/99
1,214                    --                (1,214)

Semiannual ("Unaudited") Report June 30, 2002

Oppenheimer

MAIN STREET[REGISTRATION MARK] GROWTH &
INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
===========================================================================
COMMON STOCKS--94.7%
---------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.3%
---------------------------------------------------------------------------
AUTO COMPONENTS--0.2%
American Axle & Manufacturing
   Holdings, Inc.(1)                           1,400      $       41,636
ArvinMeritor, Inc.                             4,300             103,200
Borg-Warner Automotive, Inc.(1)                2,900             167,504
Cooper Tire & Rubber Co.                       1,400              28,770
Dana Corp.                                    17,300             320,569
Delphi Corp.                                  29,500             389,400
Johnson Controls, Inc.                           800              65,288
Lear Corp.(1)                                 24,200           1,119,250
Superior Industries
   International, Inc.                           700              32,375
Tower Automotive, Inc.(1)                      1,900              26,505
                                                          -----------------
                                                               2,294,497
---------------------------------------------------------------------------
AUTOMOBILES--1.0%
Ford Motor Co.                                80,515           1,288,240
General Motors Corp.                          95,600           5,109,820
Harley-Davidson, Inc.                         78,900           4,045,203
                                                          -----------------
                                                              10,443,263
---------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.2%
AFC Enterprises, Inc.(1)                         600              18,750
Alliance Gaming Corp.(1)                       1,100              13,728
Applebee's International, Inc.                15,300             351,135
Boyd Gaming Corp.(1)                           1,800              25,920
Brinker International, Inc.(1)                65,500           2,079,625
CEC Entertainment, Inc.(1)                    11,300             466,690
Choice Hotels International, Inc.(1)           3,300              66,033
Darden Restaurants, Inc.                      79,650           1,967,355
GTech Holdings Corp.(1)                       21,000             536,340
Harrah's Entertainment, Inc.(1)                9,200             408,020
Hilton Hotels Corp.                           73,200           1,017,480
Hotels.com, Cl. A(1)                           2,100              88,683
Landry's Restaurants, Inc.                     1,500              38,265
Mandalay Resort Group(1)                       8,600             237,102
Marriott International, Inc., Cl. A           12,200             464,210
McDonald's Corp.                              69,400           1,974,430
MGM Mirage, Inc.(1)                           17,200             580,500
P.F. Chang's China Bistro, Inc.(1)            14,800             465,016
Panera Bread Co., Cl. A(1)                     2,800              96,516
Papa John's International, Inc.(1)             1,200              40,068
Ruby Tuesday, Inc.                            41,800             810,920
Ryan's Family Steak Houses, Inc.(1)           12,450             164,465
Sonic Corp.                                    3,800             119,358
Starbucks Corp.(1)                             3,900              96,915
Starwood Hotels & Resorts
   Worldwide, Inc.                            11,800             388,102

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
Yum! Brands, Inc.(1)                          28,800      $      842,400
                                                          -----------------
                                                              13,358,026
---------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.8%
American Greetings Corp., Cl. A                5,200              86,632
Beazer Homes USA, Inc.(1)                      6,700             536,000
Black & Decker Corp.                           6,000             289,200
Centex Corp.                                  24,800           1,433,192
Cooper Industries Ltd., Cl. A                 45,000           1,768,500
Fortune Brands, Inc.                          19,000           1,064,000
Hovnanian Enterprises, Inc., Cl. A(1)          1,000              35,880
KB Home                                       46,400           2,390,064
La-Z-Boy, Inc.                                   700              17,654
Leggett & Platt, Inc.                          1,700              39,780
Lennar Corp.                                  10,700             654,840
M.D.C. Holdings, Inc.                          1,300              67,600
Maytag Corp.                                   9,300             396,645
Newell Rubbermaid, Inc.                       30,100           1,055,306
NVR, Inc.(1)                                   7,400           2,390,200
Pulte Homes, Inc.                             14,644             841,737
Ryland Group, Inc. (The)                      51,600           2,567,100
Snap-On, Inc.                                    700              20,783
Toll Brothers, Inc.(1)                        55,000           1,611,500
Whirlpool Corp.                               32,300           2,111,128
                                                          -----------------
                                                              19,377,741
---------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.0%
Insight Enterprises, Inc.(1)                   1,700              42,823
---------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.4%
Acclaim Entertainment, Inc.(1)                10,600              37,418
Action Performance Cos., Inc.(1)               3,500             110,600
Brunswick Corp.                               55,100           1,542,800
Eastman Kodak Co.                             51,900           1,513,923
Hasbro, Inc.                                  26,400             357,984
Mattel, Inc.                                   8,600             181,288
Nautilus Group, Inc. (The)(1)                  6,600             201,960
Polaris Industries, Inc.                       1,600             104,000
                                                          -----------------
                                                               4,049,973
---------------------------------------------------------------------------
MEDIA--0.8%
AOL Time Warner, Inc.(1)                     153,080           2,251,807
EchoStar Communications
   Corp., Cl. A(1)                             4,400              81,664
Fox Entertainment Group, Inc.,
   A Shares(1)                                31,800             691,650
Gannett Co., Inc.                              6,200             470,580
Harte-Hanks, Inc.                              3,850              79,117
Havas, ADR                                     4,955              30,181
Knight-Ridder, Inc.                            9,000             566,550
Liberty Media Corp., Cl. A(1)                 35,100             351,000
McGraw-Hill Cos., Inc. (The)                   4,300             256,710

MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
MEDIA Continued
New York Times Co., Cl. A                      1,300      $       66,950
R.H. Donnelley Corp.(1)                        9,800             274,106
Tribune Co.                                    7,700             334,950
Viacom, Inc., Cl. B(1)                        60,830           2,699,027
                                                          -----------------
                                                               8,154,292
---------------------------------------------------------------------------
MULTILINE RETAIL--4.2%
BJ's Wholesale Club, Inc.(1)                  19,300             743,050
Costco Wholesale Corp.(1)                    117,900           4,553,298
Dillard's, Inc., Cl. A                        13,900             365,431
Dollar General Corp.                           4,100              78,023
Federated Department Stores, Inc.(1)          33,100           1,314,070
Kohl's Corp.(1)                                8,400             588,672
May Department Stores Co.                     54,200           1,784,806
Nordstrom, Inc.                                6,100             138,165
Penney (J.C.) Co., Inc. (Holding Co.)         48,800           1,074,576
Sears Roebuck & Co.                           98,600           5,353,980
Target Corp.                                  58,900           2,244,090
Wal-Mart Stores, Inc.                        493,000          27,119,930
                                                          -----------------
                                                              45,358,091
---------------------------------------------------------------------------
SPECIALTY RETAIL--4.8%
American Eagle Outfitters, Inc.(1)            21,600             456,624
AnnTaylor Stores Corp.(1)                      2,850              72,361
AutoNation, Inc.(1)                           43,800             635,100
AutoZone, Inc.(1)                             28,400           2,195,320
Bed Bath & Beyond, Inc.(1)                    61,900           2,336,106
Blockbuster, Inc., Cl. A                      24,000             645,600
Borders Group, Inc.(1)                         3,500              64,400
CDW Computer Centers, Inc.(1)                 21,600           1,011,096
Chico's FAS, Inc.(1)                          27,800           1,009,696
Christopher & Banks Corp.(1)                     500              21,150
Circuit City Stores, Inc./
   Circuit City Group                         28,000             525,000
Deb Shops, Inc.                                  700              23,645
Electronics Boutique
   Holdings Corp.(1)                           8,800             257,840
Foot Locker, Inc.(1)                          36,300             524,535
Gap, Inc. (The)                              219,700           3,119,740
Group 1 Automotive, Inc.(1)                    3,700             141,155
Home Depot, Inc.                             316,800          11,636,064
Hot Topic, Inc.(1)                            27,800             742,538
Limited Brands, Inc.                         345,500           7,359,150
Lowe's Cos., Inc.                             83,400           3,786,360
Michaels Stores, Inc.(1)                      16,200             631,800
Office Depot, Inc.(1)                        114,900           1,930,320
Pacific Sunwear of California, Inc.(1)           800              17,736
Pep Boys-Manny, Moe & Jack                     3,200              53,920
PetsMart, Inc.(1)                              5,700              91,428
Pier 1 Imports, Inc.                           9,918             208,278
RadioShack Corp.                               3,200              96,192

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
Rent-A-Center, Inc.(1)                           500      $       29,005
Ross Stores, Inc.                             50,100           2,041,575
Sherwin-Williams Co.                           2,500              74,825
Sonic Automotive, Inc.(1)                      4,500             115,875
Staples, Inc.(1)                              25,100             494,470
Talbots, Inc. (The)                           20,000             700,000
Tiffany & Co.                                  7,000             246,400
TJX Cos., Inc. (The)                         322,800           6,330,108
Too, Inc.(1)                                  13,657             420,636
United Auto Group, Inc.(1)                     1,100              22,990
Williams-Sonoma, Inc.(1)                      59,000           1,808,940
                                                          -----------------
                                                              51,877,978
---------------------------------------------------------------------------
TEXTILES & APPAREL--0.9%
Coach, Inc.(1)                                28,924           1,587,928
Liz Claiborne, Inc.                           45,500           1,446,900
Nike, Inc., Cl. B                            109,200           5,858,580
Reebok International Ltd.(1)                   2,200              64,900
Tommy Hilfiger Corp.(1)                        5,900              84,488
VF Corp.                                       1,500              58,815
                                                          -----------------
                                                               9,101,611
---------------------------------------------------------------------------
CONSUMER STAPLES--10.9%
---------------------------------------------------------------------------
BEVERAGES--2.3%
Adolph Coors Co., Cl. B                       13,500             841,050
Anheuser-Busch Cos., Inc.                    136,100           6,805,000
Coca-Cola Co. (The)                          244,700          13,703,200
Pepsi Bottling Group, Inc. (The)               2,500              77,000
PepsiCo, Inc.                                 68,450           3,299,290
                                                          -----------------
                                                              24,725,540
---------------------------------------------------------------------------
FOOD & DRUG RETAILING--1.8%
Albertson's, Inc.                            178,000           5,421,880
CVS Corp.                                     84,500           2,585,700
Kroger Co. (The)(1)                          280,400           5,579,960
Safeway, Inc.(1)                              83,500           2,437,365
Sysco Corp.                                   21,400             582,508
Walgreen Co.                                  70,800           2,735,004
                                                          -----------------
                                                              19,342,417
---------------------------------------------------------------------------
FOOD PRODUCTS--3.1%
Archer-Daniels-Midland Co.                    15,525             198,565
Campbell Soup Co.                             74,500           2,060,670
ConAgra Foods, Inc.                          103,900           2,872,835
Dole Food Co., Inc.                            4,600             132,710
Hershey Foods Corp.                           30,300           1,893,750
Interstate Bakeries Corp.                      1,800              51,984
Kellogg Co.                                  165,000           5,916,900
Kraft Foods, Inc., Cl. A                     201,500           8,251,425
Sara Lee Corp.                               164,238           3,389,872
Smucker Co., J.M. (The)                        2,392              81,639
Tyson Foods, Inc., Cl. A                      10,700             165,957

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
FOOD PRODUCTS Continued
Unilever NV, NY Shares                        32,900      $    2,131,920
Wrigley, William Jr. Co.                     101,300           5,606,955
                                                          -----------------
                                                              32,755,182
---------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.7%
Clorox Co. (The)                             123,400           5,102,590
Colgate-Palmolive Co.                         51,100           2,557,555
Dial Corp. (The)                               8,700             174,174
Procter & Gamble Corp. (The)                 119,600          10,680,280
                                                          -----------------
                                                              18,514,599
---------------------------------------------------------------------------
PERSONAL PRODUCTS--0.7%
Avon Products, Inc.                           89,200           4,659,808
Gillette Co.                                  99,800           3,380,226
Oakley, Inc.(1)                                3,000              52,200
                                                          -----------------
                                                               8,092,234
---------------------------------------------------------------------------
TOBACCO--1.3%
Philip Morris Cos., Inc.                     241,800          10,561,824
R.J. Reynolds Tobacco Holdings, Inc.          55,700           2,993,875
Universal Corp.                                4,600             168,820
                                                          -----------------
                                                              13,724,519
---------------------------------------------------------------------------
ENERGY--7.8%
---------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.2%
Baker Hughes, Inc.                            12,600             419,454
Helmerich & Payne, Inc.                        7,600             271,472
Schlumberger Ltd.                             20,700             962,550
Stolt Offshore SA, ADR(1)                     48,400             300,080
Weatherford International Ltd.(1)             10,700             462,240
                                                          -----------------
                                                               2,415,796
---------------------------------------------------------------------------
OIL & GAS--7.6%
Amerada Hess Corp.                             5,000             412,500
Baytex Energy Ltd.(1)                        107,400             508,436
Brown (Tom), Inc.(1)                          94,900           2,690,415
Canadian 88 Energy Corp.(1)                  445,000             798,770
Canadian Natural Resources Ltd.              129,484           4,386,229
Chesapeake Energy Corp.(1)                     1,100               7,920
ChevronTexaco Corp.                           93,850           8,305,725
Compton Petroleum Corp.(1)                   240,000             623,315
Conoco, Inc.                                  97,800           2,718,840
Encana Corp.                                   3,200              98,258
EOG Resources, Inc.                           52,100           2,068,370
Exxon Mobil Corp.                            698,416          28,579,183
Frontier Oil Corp.                           132,000           2,323,200
Marathon Oil Corp.                            83,100           2,253,672
Murphy Oil Corp.                              11,800             973,500
Occidental Petroleum Corp.                    58,900           1,766,411
Ocean Energy, Inc.                               600              13,002
Phillips Petroleum Co.                        73,180           4,308,838

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
Rio Alto Exploration Ltd.(1)                  57,850      $      703,679
Royal Dutch Petroleum Co.,
   NY Shares                                 211,200          11,673,024
Sunoco, Inc.                                  26,800             954,884
Talisman Energy, Inc.                         99,300           4,456,062
Unocal Corp.                                  21,600             797,904
                                                          -----------------
                                                              81,422,137
---------------------------------------------------------------------------
FINANCIALS--21.4%
---------------------------------------------------------------------------
BANKS--7.1%
AmSouth Bancorp                                5,700             127,566
Astoria Financial Corp.                       31,900           1,022,395
Bank of America Corp.                        203,300          14,304,188
Bank of New York Co., Inc. (The)              40,500           1,366,875
Bank One Corp.                               148,000           5,695,040
Banknorth Group, Inc.                          7,900             205,558
BB&T Corp.                                35,400           1,366,440
Charter One Financial, Inc.                   31,270           1,075,063
Comerica, Inc.                                87,800           5,390,920
Commerce Bancorp, Inc.                         4,500             198,900
Downey Financial Corp.                         1,500              70,950
First Tennessee National Corp.                27,600           1,057,080
FleetBoston Financial Corp.                  187,700           6,072,095
Golden State Bancorp, Inc.                    44,800           1,624,000
Golden West Financial Corp.                   89,100           6,128,298
Greenpoint Financial Corp.                    37,900           1,860,890
Hibernia Corp., Cl. A                          3,000              59,370
Independence Community
   Bank Corp.                                  7,100             203,983
KeyCorp                                      192,900           5,266,170
National City Corp.                          123,100           4,093,075
New York Community Bancorp, Inc.               2,900              78,590
North Fork Bancorp, Inc.                      19,900             792,219
PNC Financial Services Group                  49,500           2,587,860
Prosperity Bancshares, Inc.                  112,400           2,047,816
Regions Financial Corp.                        2,800              98,420
SunTrust Banks, Inc.                          77,100           5,221,212
U.S. Bancorp                                  41,470             968,324
Wachovia Corp.                               103,200           3,940,176
Webster Financial Corp.                        1,100              42,064
Wells Fargo Co.                               55,900           2,798,354
                                                          -----------------
                                                              75,763,891
---------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--6.5%
Affiliated Managers Group, Inc.(1)            17,200           1,057,800
American Express Co.                          94,000           3,414,080
American Home Mortgage
   Holdings, Inc.                              1,200              14,988
Bear Stearns Cos., Inc. (The)                 37,400           2,288,880
Citigroup, Inc.                              416,166          16,126,432
Countrywide Credit Industries, Inc.           47,500           2,291,875

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
DIVERSIFIED FINANCIALS Continued
Doral Financial Corp.                          2,500      $       83,475
Fannie Mae                                   109,500           8,075,625
Freddie Mac                                   89,600           5,483,520
Goldman Sachs Group, Inc. (The)               32,500           2,383,875
Household International, Inc.                 93,100           4,627,070
J.P. Morgan Chase & Co.                      212,800           7,218,176
Lehman Brothers Holdings, Inc.                45,300           2,832,156
Moody's Corp.                                 37,700           1,875,575
Morgan Stanley                                91,100           3,924,588
Neuberger Berman, Inc.                           400              14,640
SEI Investments Co.                           14,000             394,380
SLM Corp.                                     39,600           3,837,240
State Street Corp.                            84,900           3,795,030
Waddell & Reed Financial, Inc.                 1,000              22,920
                                                          -----------------
                                                              69,762,325
---------------------------------------------------------------------------
INSURANCE--7.6%
ACE Ltd.                                      68,500           2,164,600
AFLAC, Inc.                                  123,300           3,945,600
Allstate Corp.                               108,700           4,019,726
American International Group, Inc.           182,240          12,434,235
Brown & Brown, Inc.                              700              22,050
Chubb Corp.                                   76,000           5,380,800
Fidelity National Financial, Inc.             53,038           1,676,001
Hilb, Rogal & Hamilton Co.                    10,300             466,075
John Hancock Financial
   Services, Inc.                            149,600           5,265,920
Lincoln National Corp.                        71,100           2,986,200
Loews Corp.                                   67,100           3,555,629
Marsh & McLennan Cos., Inc.                   70,000           6,762,000
MBIA, Inc.                                    38,350           2,167,926
MetLife, Inc.                                210,700           6,068,160
Ohio Casualty Corp.(1)                         2,700              56,430
PMI Group, Inc. (The)                         30,400           1,161,280
Principal Financial Group,
   Inc. (The)(1)                              39,100           1,212,100
Progressive Corp.                            112,500           6,508,125
Prudential Financial, Inc.(1)                 98,500           3,285,960
Radian Group, Inc.                            28,800           1,406,880
RenaissanceRe Holdings Ltd.                   10,500             384,300
St. Paul Cos., Inc.                          103,450           4,026,274
Travelers Property Casualty
   Corp., Cl. A(1)                            92,500           1,637,250
XL Capital Ltd., Cl. A                        52,500           4,446,750
                                                          -----------------
                                                              81,040,271
---------------------------------------------------------------------------
REAL ESTATE--0.2%
Equity Office Properties Trust                71,700           2,158,170
Equity Residential                             3,700             106,375
                                                          -----------------
                                                               2,264,545

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
HEALTH CARE--11.6%
---------------------------------------------------------------------------
BIOTECHNOLOGY--0.7%
Amgen, Inc.(1)                                51,900      $    2,173,572
Chiron Corp.(1)                               40,500           1,431,675
Genentech, Inc.(1)                            36,200           1,212,700
Techne Corp.(1)                                2,900              81,838
Wyeth                                         43,400           2,222,080
                                                          -----------------
                                                               7,121,865
---------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.0%
Bard (C.R.), Inc.                              5,100             288,558
Baxter International, Inc.                   141,500           6,289,675
Becton, Dickinson & Co.                       47,300           1,629,485
Cooper Cos., Inc. (The)                        2,600             122,460
Diagnostic Products Corp.                      1,100              40,700
Hillenbrand Industries, Inc.                   2,000             112,300
Medtronic, Inc.                               10,900             467,065
Respironics, Inc.(1)                           3,000             102,150
Stryker Corp.                                 33,400           1,787,234
Zimmer Holdings, Inc.(1)                      10,010             356,957
                                                          -----------------
                                                              11,196,584
---------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.2%
Aetna, Inc.                                   65,000           3,118,050
Apria Healthcare Group, Inc.(1)                8,700             194,880
Caremark Rx, Inc.(1)                         136,800           2,257,200
Cigna Corp.                                   55,100           5,367,842
Covance, Inc.(1)                              10,600             198,750
DaVita, Inc.(1)                               18,700             445,060
Dianon Systems, Inc.(1)                          400              21,368
Express Scripts, Inc.(1)                      10,800             541,188
First Health Group Corp.(1)                    8,900             249,556
HCA, Inc.                                    107,700           5,115,750
Health Net, Inc.(1)                           22,900             613,033
Laboratory Corp. of America
   Holdings, Inc.(1)                          24,500           1,118,425
LifePoint Hospitals, Inc.(1)                  12,100             439,351
Manor Care, Inc.(1)                           47,600           1,094,800
McKesson Corp.                                88,400           2,890,680
Mid Atlantic Medical Services, Inc.(1)         2,900              90,915
Option Care, Inc.(1)                           3,625              49,807
Oxford Health Plans, Inc.(1)                  82,700           3,842,242
Pediatrix Medical Group, Inc.(1)               9,700             242,500
Pharmaceutical Product
   Development, Inc.(1)                       17,100             450,414
PSS World Medical, Inc.(1)                     4,500              36,450
Quest Diagnostics, Inc.(1)                    15,200           1,307,960
Tenet Healthcare Corp.(1)                     88,700           6,346,485
Trigon Healthcare, Inc.(1)                    18,100           1,820,498
UnitedHealth Group, Inc.                      38,400           3,515,520
Universal Health Services, Inc., Cl. B(1)     20,000             980,000

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
WellPoint Health Networks, Inc.(1)            40,100      $    3,120,181
                                                          -----------------
                                                              45,468,905
---------------------------------------------------------------------------
PHARMACEUTICALS--5.7%
Abbott Laboratories                           21,400             805,710
Allergan, Inc.                                11,200             747,600
Bristol-Myers Squibb Co.                      75,200           1,932,640
Forest Laboratories, Inc.(1)                  47,500           3,363,000
ICN Pharmaceuticals, Inc.                      9,000             217,890
Johnson & Johnson                            219,206          11,455,705
Lilly (Eli) & Co.                             93,500           5,273,400
Merck & Co., Inc.                            284,800          14,422,272
Mylan Laboratories, Inc.                      26,100             818,235
Pfizer, Inc.                                 498,700          17,454,500
Schering-Plough Corp.                        155,800           3,832,680
Taro Pharmaceutical Industries Ltd.(1)        21,900             536,988
                                                          -----------------
                                                              60,860,620
---------------------------------------------------------------------------
INDUSTRIALS--8.9%
---------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.9%
FLIR Systems, Inc.(1)                          1,900              79,743
General Dynamics Corp.                        11,700           1,244,295
Goodrich Corp.                                27,400             748,568
Honeywell International, Inc.                 18,000             634,140
Lockheed Martin Corp.                         63,100           4,385,450
Precision Castparts Corp.                      6,500             214,500
Raytheon Co.                                  28,600           1,165,450
Rockwell Collins, Inc.                        42,700           1,170,834
                                                          -----------------
                                                               9,642,980
---------------------------------------------------------------------------
AIR FREIGHT & COURIERS--1.4%
FedEx Corp.                                  127,000           6,781,800
United Parcel Service, Inc., Cl. B           125,300           7,737,275
                                                          -----------------
                                                              14,519,075
---------------------------------------------------------------------------
AIRLINES--0.2%
Southwest Airlines Co.                       164,200           2,653,472
---------------------------------------------------------------------------
BUILDING PRODUCTS--0.3%
Masco Corp.                                  132,500           3,592,075
---------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.3%
Amdocs Ltd.(1)                                48,300             364,665
Automatic Data Processing, Inc.               89,400           3,893,370
Avery-Dennison Corp.                          12,300             771,825
Certegy, Inc.(1)                                 800              29,688
ChoicePoint, Inc.(1)                           1,066              48,471
Concord EFS, Inc.(1)                          10,000             301,400
Corinthian Colleges, Inc.(1)                   5,000             169,450
Deluxe Corp.                                   2,400              93,336
Expedia, Inc., Cl. A(1)                        2,300             136,367
First Data Corp.                             173,000           6,435,600

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
Fiserv, Inc.(1)                                2,600      $       95,446
H&R Block, Inc.                               68,500           3,161,275
Harland (John H.) Co.                         10,400             293,280
Headwaters, Inc.(1)                            2,700              42,525
Imagistics International, Inc.(1)                960              20,611
IMS Health, Inc.                              91,800           1,647,810
ITT Educational Services, Inc.(1)              9,400             204,920
Moore Corp. Ltd.(1)                            2,100              24,108
NDCHealth Corp.                                  400              11,160
Paychex, Inc.                                 92,750           2,902,148
Per-Se Technologies, Inc.(1)                  10,400              95,670
Pittston Brink's Group                           800              19,200
Right Management
   Consultants, Inc.                           1,650              43,393
Sabre Holdings Corp.(1)                       13,100             468,980
Viad Corp.                                     7,700             200,200
Waste Management, Inc.                       117,200           3,053,060
                                                          -----------------
                                                              24,527,958
---------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.0%
EMCOR Group, Inc.(1)                           5,500             322,850
---------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Emerson Electric Co.                          41,200           2,204,612
Molex, Inc., Cl. A                            20,750             569,172
Rockwell Automation, Inc.                     22,900             457,542
                                                          -----------------
                                                               3,231,326
---------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.7%
3M Co.                                        55,500           6,826,500
General Electric Co.(2)                      748,000          21,729,400
                                                          -----------------
                                                              28,555,900
---------------------------------------------------------------------------
MACHINERY--0.3%
AGCO Corp.(1)                                  2,200              42,900
Briggs & Stratton Corp.                          400              15,336
Cummins, Inc.                                  1,900              62,890
Deere & Co.                                    9,200             440,680
Dover Corp.                                    8,200             287,000
Eaton Corp.                                    1,300              94,575
EnPro Industries, Inc.(1)                      5,480              28,770
Ingersoll-Rand Co., Cl. A                     36,700           1,675,722
Paccar, Inc.                                   1,950              86,561
Pentair, Inc.                                  2,800             134,624
Timken Co.                                     1,100              24,563
                                                          -----------------
                                                               2,893,621
---------------------------------------------------------------------------
ROAD & RAIL--0.5%
Burlington Northern Santa Fe Corp.            70,400           2,112,000
CSX Corp.                                      3,800             133,190
Hunt (J.B.) Transport Services, Inc.(1)          800              23,616
Norfolk Southern Corp.                         4,500             105,210
Ryder Systems, Inc.                            1,300              35,217

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
ROAD & RAIL Continued
Union Pacific Corp.                           50,200      $    3,176,656
                                                          -----------------
                                                               5,585,889
---------------------------------------------------------------------------
INFORMATION TECHNOLOGY--8.5%
---------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.4%
Cisco Systems, Inc.(1)                       280,500           3,912,975
McData Corp., Cl. A(1)                         4,887              43,054
Scientific-Atlanta, Inc.                       6,100             100,345
                                                          -----------------
                                                               4,056,374
---------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--2.4%
Dell Computer Corp.(1)                       287,700           7,520,478
Hewlett-Packard Co.                          254,724           3,892,183
International Business
   Machines Corp.                            193,100          13,903,200
Seagate Technology
   International, Inc.(1,3)                   31,000                  --
Storage Technology Corp.(1)                   19,900             317,803
Western Digital Corp.(1)                      37,000             120,250
                                                          -----------------
                                                              25,753,914
---------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Arrow Electronics, Inc.(1)                     1,700              35,275
AVX Corp.                                     12,500             204,125
Benchmark Electronics, Inc.(1)                14,100             408,900
Millipore Corp.                                3,000              95,940
OSI Systems, Inc.(1)                           1,100              21,813
Tech Data Corp.(1)                            26,400             999,240
                                                          -----------------
                                                               1,765,293
---------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Websense, Inc.(1)                              6,300             161,091
---------------------------------------------------------------------------
IT CONSULTING & SERVICES--0.0%
Acxiom Corp.(1)                                1,400              24,486
J.D. Edwards & Co.(1)                          2,500              30,375
StorageNetworks, Inc.(1)                      11,900              23,431
                                                          -----------------
                                                                  78,292
---------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%
Ikon Office Solutions, Inc.                      200               1,880
Xerox Corp.                                  238,600           1,663,042
                                                          -----------------
                                                               1,664,922
---------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.1%
Analog Devices, Inc.(1)                       77,200           2,292,840
Cabot Microelectronics Corp.(1)               23,200           1,001,312
Cymer, Inc.(1)                                 5,200             182,208
ESS Technology, Inc.(1)                        4,500              78,930
Integrated Circuit Systems, Inc.(1)            4,900              98,931
Intel Corp.                                  747,800          13,662,306
Intersil Corp., Cl. A(1)                       6,700             143,246
KLA-Tencor Corp.(1)                           81,700           3,593,983

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
Rambus, Inc.(1)                               22,700      $       92,843
Semtech Corp.(1)                              17,700             472,590
Xilinx, Inc.(1)                               36,800             825,424
                                                          -----------------
                                                              22,444,613
---------------------------------------------------------------------------
SOFTWARE--3.3%
Activision, Inc.(1)                           35,300           1,025,818
Cadence Design Systems, Inc.(1)               57,600             928,512
Electronic Arts, Inc.(1)                      11,100             733,155
Fair, Isaac & Co., Inc.                        2,400              78,888
Kronos, Inc.(1)                                2,100              64,027
Microsoft Corp.(1)                           502,000          27,459,400
Network Associates, Inc.(1)                   44,800             863,296
Oracle Corp.(1)                              437,000           4,138,390
                                                          -----------------
                                                              35,291,486
---------------------------------------------------------------------------
MATERIALS--3.1%
---------------------------------------------------------------------------
CHEMICALS--0.9%
Air Products & Chemicals, Inc.                43,200           2,180,304
Du Pont (E.I.) de Nemours & Co.              116,100           5,154,840
Georgia Gulf Corp.                               900              23,796
IMC Global, Inc.                               3,400              42,500
International Flavors &
   Fragrances, Inc.                           13,800             448,362
PPG Industries, Inc.                           4,500             278,550
Praxair, Inc.                                 13,100             746,307
Rohm & Haas Co.                               12,400             502,076
                                                          -----------------
                                                               9,376,735
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Centex Construction Products, Inc.             1,000              36,400
---------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%
Ball Corp.                                    35,000           1,451,800
Crown Cork & Seal Co., Inc.(1)                18,400             126,040
Owens-Illinois, Inc.(1)                       20,000             274,800
Pactiv Corp.(1)                               53,100           1,263,780
Sealed Air Corp.(1)                            6,300             253,701
Temple-Inland, Inc.                            1,700              98,362
                                                          -----------------
                                                               3,468,483
---------------------------------------------------------------------------
METALS & MINING--1.4%
Alcan, Inc.                                  146,300           5,489,176
Alcoa, Inc.                                  109,000           3,613,350
Barrick Gold Corp.                           151,300           2,873,187
Freeport-McMoRan Copper
   & Gold, Inc., Cl. B(1)                     45,900             819,315
Meridian Gold, Inc.                            1,500              24,075
Newmont Mining Corp.
   (Holding Co.)                              60,200           1,585,066
Nucor Corp.                                    2,500             162,600
Peabody Energy Corp.                           6,300             178,290
                                                          -----------------
                                                              14,745,059

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                            MARKET VALUE
                                              SHARES          SEE NOTE 1
---------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
Georgia-Pacific Corp.                         26,000      $      639,080
International Paper Co.                       59,000           2,571,220
Rayonier, Inc.                                 6,800             334,084
Weyerhaeuser Co.                              28,400           1,813,340
                                                          -----------------
                                                               5,357,724
---------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.2%
---------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.6%
Alltel Corp.                                  56,600           2,660,200
BellSouth Corp.                              222,200           6,999,300
SBC Communications, Inc.                     472,900          14,423,450
Sprint Corp. (Fon Group)                     125,100           1,327,311
Verizon Communications, Inc.                 322,856          12,962,668
                                                          -----------------
                                                              38,372,929
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
AT&T Corp.                                   578,200           6,186,740
---------------------------------------------------------------------------
UTILITIES--3.0%
---------------------------------------------------------------------------
ELECTRIC UTILITIES--2.9%
Conectiv, Inc.                                11,900             307,139
Consolidated Edison Co. of
   New York, Inc.                             29,000           1,210,750
DTE Energy Co.                                15,000             669,600
Duke Energy Corp.                             44,496           1,383,826
Entergy Corp.                                 67,000           2,843,480
Exelon Corp.                                 139,824           7,312,795
FirstEnergy Corp.                            125,400           4,185,852
FPL Group, Inc.                               85,500           5,129,145
Paramount Resources Ltd.(1)                  147,700           1,456,703
Progress Energy, Inc.                          4,100             213,241
Progress Energy, Inc.,
   Contingent Value Obligation(1)             32,000               9,600
Southern Co.                                  61,100           1,674,140
TXU Corp.                                     91,500           4,716,825
Xcel Energy, Inc.                              1,850              31,025
                                                          -----------------
                                                              31,144,121
---------------------------------------------------------------------------
GAS UTILITIES--0.1%
El Paso Corp.                                 52,951           1,091,320
Nicor, Inc.                                    6,900             315,675
                                                          -----------------
                                                               1,406,995
                                                          -----------------
Total Common Stocks (Cost $1,020,118,995)                  1,015,366,042

===========================================================================
PREFERRED STOCKS--0.0%
Wachovia Corp., Dividend
   Equalization Preferred Shares
   (Cost $0)                                    6,000              2,100

                                                            MARKET VALUE
                                                UNITS         SEE NOTE 1
===========================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
Dime Bancorp, Inc. Wts., Exp. 1/2/10(1)
   (Cost $0)                                   31,900     $        3,190

                                            PRINCIPAL
                                               AMOUNT
===========================================================================
REPURCHASE AGREEMENTS--5.6%
Repurchase agreement with
   PaineWebber, Inc., 1.93%, dated
   6/28/02, to be repurchased at
   $60,375,709 on 7/1/02, collateralized
   by Federal Home Loan Mortgage
   Corp., 6%--6.50%, 12/1/27--2/1/32,
   with a value of $19,621,299 and
   Federal National Mortgage Assn.,
   5.50%--6%, 5/1/32, with a value of
   $42,096,454
   (Cost $60,366,000)                     $60,366,000         60,366,000
---------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $1,080,484,995)                        100.3%     1,075,737,332
---------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS            (0.3)        (3,735,502)
                                          ---------------------------------
NET ASSETS                                      100.0%    $1,072,001,830
                                          =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Securities with an aggregate market value of $7,262,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

June 30, 2002
==========================================================================================================================

ASSETS
Investments, at value (cost $1,080,484,995) - see accompanying
statement                                   $1,075,737,332
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments
sold
10,564,206
Interest and
dividends
1,244,978
Shares of beneficial interest
sold
324,074
Daily variation on futures
contracts
220,400
Other
5,330

---------------
Total
assets
1,088,096,320

==========================================================================================================================
LIABILITIES
Bank
overdraft
544,475
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments
purchased
14,691,323
Shares of beneficial interest
redeemed
762,750
Shareholder
reports
54,719
Distribution and service plan
fees
13,433
Transfer and shareholder servicing agent
fees
2,124
Trustees'
compensation
1,534
Other
24,132

---------------
Total
liabilities
16,094,490

==========================================================================================================================
NET
ASSETS
$1,072,001,830

===============

==========================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial
interest
$       61,135
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
1,305,126,867
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income
3,950,421
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                               (232,594,222)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                                       (4,542,371)

---------------
NET
ASSETS
$1,072,001,830

===============

==========================================================================================================================
NET ASSET VALUE PER SHARE
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on
net assets of $1,036,305,025 and 59,093,269 shares of beneficial interest
outstanding)                             $17.54
--------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on
net assets of $35,696,805 and 2,041,306 shares of beneficial interest
outstanding)                                 $17.49

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended June 30, 2002
==========================================================================================================================

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of
$42,722)                                                      $  7,467,113
--------------------------------------------------------------------------------------------------------------------------
Interest
332,045

-------------
Total investment
income
7,799,158

==========================================================================================================================
EXPENSES
Management
fees
3,758,934
--------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees-Service
shares                                                                  22,884
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees
11,958
--------------------------------------------------------------------------------------------------------------------------
Shareholder
reports
10,551
--------------------------------------------------------------------------------------------------------------------------
Trustees'
compensation
8,771
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
3,522
--------------------------------------------------------------------------------------------------------------------------
Other
2,231

-------------
Total
expenses
3,818,851
Less reduction to custodian
expenses
(322)

-------------
Net
expenses
3,818,529

==========================================================================================================================
NET INVESTMENT
INCOME
3,980,629

==========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments
(47,679,966)
Closing of futures
contracts
(3,325,410)
Foreign currency
transactions
(53,117)

-------------
Net realized
loss
(51,058,493)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments
(35,148,320)
Translation of assets and liabilities denominated in foreign
currencies                                           561,531

-------------
Net
change
(34,586,789)

-------------
Net realized and unrealized
loss
(85,645,282)

==========================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS
$(81,664,653)

=============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS              YEAR

ENDED             ENDED

JUNE 30, 2002      DECEMBER 31,

(UNAUDITED)              2001
===================================================================================================================

OPERATIONS
Net investment
income                                                             $
3,980,629    $    7,607,459
-------------------------------------------------------------------------------------------------------------------
Net realized
loss
(51,058,493)     (146,466,223)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation)                                 (34,586,789)       27,081,515

---------------------------------
Net decrease in net assets resulting from
operations                                 (81,664,653)     (111,777,249)

===================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service
shares
(7,425,251)       (5,518,418)
Service
shares
(162,528)          (19,362)

===================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Non-Service
shares
47,927,863       181,776,278
Service
shares
16,835,674        20,508,172

===================================================================================================================
NET ASSETS
Total increase
(decrease)
(24,488,895)       84,969,421
-------------------------------------------------------------------------------------------------------------------
Beginning of
period
1,096,490,725     1,011,521,304

---------------------------------
End of period (including undistributed net investment
income of $3,950,421 and $7,557,571,
respectively)                                $1,072,001,830    $1,096,490,725

=================================

                                                                     SIX
MONTHS                        YEAR

ENDED                       ENDED
                                                                  JUNE 30,
2002                DECEMBER 31,
SERVICE SHARES
(UNAUDITED)          2001       2000(1)
============================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                                    $
18.95       $ 21.24       $ 24.04
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income
..06           .14           .02
Net realized and unrealized loss
(1.40)        (2.32)        (2.82)

------------------------------------
Total investment operations
(1.34)        (2.18)        (2.80)
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income
(.12)         (.11)           --
Distributions from net realized gain
--            --            --

------------------------------------
Total dividends and/or distributions to shareholders
(.12)         (.11)           --
------------------------------------------------------------------------------------------------------------
Net asset value, end of period
$17.49        $18.95        $21.24

====================================

============================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)
(7.15)%      (10.27)%      (11.61)%

============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
$35,697       $21,545        $1,698
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)
$28,362       $10,306        $  543
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income
0.58%         0.66%         0.50%
Expenses
0.84%         0.88%         0.88%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate
38%           69%           63%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Total
returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                        SIX MONTHS ENDED JUNE
30, 2002       YEAR ENDED DECEMBER 31, 2001

SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                                       5,528,958
$103,796,316       14,383,759     $ 283,714,091
Dividends and/or distributions reinvested                    383,139
7,425,250          289,225         5,518,418
Redeemed                                                  (3,414,330)
(63,293,703)      (5,577,498)     (107,456,231)

-----------------------------------------------------------------
Net increase                                               2,497,767      $
47,927,863        9,095,486     $ 181,776,278

=================================================================
--------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                         907,025      $
16,876,852        1,070,886     $  20,739,629
Dividends and/or distributions reinvested
8,403           162,528            1,016            19,362
Redeemed                                                     (11,202)
(203,706)         (14,766)         (250,819)

-----------------------------------------------------------------
Net increase                                                 904,226      $
16,835,674        1,057,136     $  20,508,172

As of June 30, 2002, the Fund had outstanding futures contracts as follows:

                                             EXPIRATION          NUMBER
OF         VALUATION AS OF            UNREALIZED
CONTRACT DESCRIPTION                               DATE
CONTRACTS           JUNE 30, 2002          APPRECIATION
--------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Russell 2000 Index                              9/19/02
152             $35,214,600              $205,200

SEMIANNUAL REPORT JUNE 30, 2002

Oppenheimer Main Street(REGISTRATION MARK) Small Cap Fund/VA
A Series of Oppenheimer Variable Account Funds

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited
--------------------------------------------------------------------------------

                                                                    MARKET
VALUE
                                                          SHARES      SEE
NOTE 1
================================================================================
 COMMON STOCKS--93.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--24.3%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--1.8%
 Aftermarket Technology Corp.(1)                           2,100    $
40,320
 American Axle & Manufacturing
   Holdings, Inc.(1)                                       1,900
56,506
 ArvinMeritor, Inc.                                        1,900
45,600
 Autoliv, Inc.                                               600
15,120
 Bandag, Inc.                                                100
2,832
 Borg-Warner Automotive, Inc.(1)                             800
46,208
 Cooper Tire & Rubber Co.                                  1,600
32,880
 Dana Corp.                                                1,200
22,236
 Dura Automotive Systems, Inc.(1)                          1,600
33,200
 Keystone Automotive Industries, Inc.(1)                   1,100
21,174
 Lear Corp.(1)                                               700
32,375
 Strattec Security Corp.(1)                                  400
22,128
 Superior Industries International, Inc.                     300
13,875
 Tenneco Automotive, Inc.(1)                                 700
4,620
 Tower Automotive, Inc.(1)                                 4,200
58,590

------------

447,664
--------------------------------------------------------------------------------
 AUTOMOBILES--0.4%
 Coachmen Industries, Inc.                                   400
5,800
 Monaco Coach Corp.(1)                                     1,400
29,820
 Thor Industries, Inc.                                       400
28,504
 Winnebago Industries, Inc.                                  900
39,600

------------

103,724
--------------------------------------------------------------------------------
 DISTRIBUTORS--0.2%
 Advanced Marketing Services, Inc.                         1,400
25,620
 Cantel Medical Corp.(1)                                     600
11,040
 MSC Industrial Direct Co., Inc., Cl. A(1)                 1,300
25,350

------------

62,010

--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--4.2%
 AFC Enterprises, Inc.(1)                                    900
28,125
 Alliance Gaming Corp.(1)                                  1,900
23,712
 Ameristar Casinos, Inc.(1)                                1,200
34,872
 Applebee's International, Inc.                            1,950
44,753
 Argosy Gaming Co.(1)                                        600
17,040
 Aztar Corp.(1)                                            2,400
49,920
 Bob Evans Farms, Inc.                                     1,600
50,368
 Boyd Gaming Corp.(1)                                      3,300
47,520
 California Pizza Kitchen, Inc.(1)                           300
7,440
 CBRL Group, Inc.                                            200
6,104
 Chicago Pizza & Brewery, Inc.(1)                            600
5,988
 Choice Hotels International, Inc.(1)                      2,200
44,022
 CKE Restaurants, Inc.(1)                                  1,800
20,484
 Dave & Buster's, Inc.(1)                                    300
3,642
 GTech Holdings Corp.(1)                                   1,800
45,972
 Hollywood Casino Corp., Cl. A(1)                          1,800
19,440

                                                                    MARKET
VALUE
                                                          SHARES      SEE
NOTE 1
--------------------------------------------------------------------------------
 IHOP Corp.(1)                                               900    $
26,505
 Isle of Capri Casinos, Inc.(1)                            2,000
40,500
 Landry's Restaurants, Inc.                                2,100
53,571
 Lone Star Steakhouse & Saloon, Inc.                       2,400
56,616
 Mandalay Resort Group(1)                                  1,500
41,355
 Marcus Corp. (The)                                          900
14,985
 O'Charley's, Inc.(1)                                        300
7,590
 P.F. Chang's China Bistro, Inc.(1)                        1,400
43,988
 Panera Bread Co., Cl. A(1)                                  200
6,894
 Papa John's International, Inc.(1)                        1,400
46,746
 Penn National Gaming, Inc.(1)                             1,400
25,410
 Pinnacle Entertainment, Inc.(1)                             100
1,063
 Rare Hospitality International, Inc.(1)                   1,600
43,072
 Ruby Tuesday, Inc.                                        1,800
34,920
 Ryan's Family Steak Houses, Inc.(1)                       3,300
43,593
 Sonic Corp.                                               1,300
40,833
 Station Casinos, Inc.(1)                                    900
16,065
 Steak n Shake Co. (The)(1)                                2,500
39,125

------------

1,032,233

--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--2.7%
 American Greetings Corp., Cl. A                           4,100
68,306
 Applica, Inc.(1)                                          1,100
13,640
 Beazer Homes USA, Inc.(1)                                   400
32,000
 Blyth, Inc.                                               1,000
31,220
 Clayton Homes, Inc.                                         800
12,640
 Department 56, Inc.(1)                                    1,600
26,048
 Dominion Homes, Inc.(1)                                     500
10,115
 Harman International Industries, Inc.                       900
44,325
 Helen of Troy Ltd.(1)                                     3,100
36,084
 Hovnanian Enterprises, Inc., Cl. A(1)                     1,300
46,644
 KB Home                                                     500
25,755
 La-Z-Boy, Inc.                                              800
20,176
 Lancaster Colony Corp.                                      400
14,264
 Libbey, Inc.                                                500
17,050
 M.D.C. Holdings, Inc.                                       690
35,880
 M/I Schottenstein Homes, Inc.                               400
15,072
 Maytag Corp.                                                500
21,325
 Meritage Corp.(1)                                         1,200
54,780
 Movado Group, Inc.                                          400
10,060
 Ryland Group, Inc. (The)                                  1,000
49,750
 Skyline Corp.                                               400
13,200
 Standard Pacific Corp.                                      600
21,048
 Toll Brothers, Inc.(1)                                      300
8,790
 Toro Co. (The)                                              900
51,156

------------

679,328
--------------------------------------------------------------------------------
 INTERNET & CATALOG RETAIL--0.5%
 Gaiam, Inc.(1)                                              600
8,784
 Insight Enterprises, Inc.(1)                              1,700
42,823
 J. Jill Group, Inc.(1)                                    1,600
60,720

------------

                                                                    MARKET
VALUE
                                                          SHARES      SEE
NOTE 1
--------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--1.6%
 Acclaim Entertainment, Inc.(1)                            3,900    $
13,767
 Action Performance Cos., Inc.(1)                          1,500
47,400
 Arctic Cat, Inc.                                            700
12,172
 Big 5 Sporting Goods Corp.(1)                             1,800
25,722
 Brunswick Corp.                                           1,700
47,600
 MarineMax, Inc.(1)                                          600
7,770
 Nautilus Group, Inc. (The)(1)                             1,500
45,900
 Polaris Industries, Inc.                                    700
45,500
 Racing Champions Corp.(1)                                 2,100
38,787
 Scientific Games Corp., Cl. A(1)                          5,600
44,464
 SCP Pool Corp.(1)                                         1,050
29,148
 Sturm, Ruger & Co., Inc.                                  2,700
38,205

------------

396,435

--------------------------------------------------------------------------------
 MEDIA--2.1%
 Advo, Inc.(1)                                               100
3,807
 AMC Entertainment, Inc.(1)                                1,700
24,140
 Belo Corp., Cl. A                                           900
20,349
 Cumulus Media, Inc., Cl. A(1)                               800
11,024
 Getty Images, Inc.(1)                                       700
15,239
 Harte-Hanks, Inc.                                         2,100
43,155
 Hearst-Argyle Television, Inc.(1)                           500
11,275
 infoUSA, Inc.(1)                                          4,500
24,619
 Interactive Data Corp.(1)                                   600
8,736
 Journal Register Co.(1)                                   2,500
50,250
 Lee Enterprises, Inc.                                       800
28,000
 Lin TV Corp.1                                             1,600
43,264
 Marvel Enterprises, Inc.(1)                               3,400
18,632
 McClatchy Co., Cl. A                                        700
44,975
 Meredith Corp.                                              500
19,175
 Regal Entertainment Group(1)                                400
9,328
 Saga Communications, Inc., Cl. A(1)                       1,500
33,750
 Scholastic Corp.(1)                                         400
15,160
 Sinclair Broadcast Group, Inc., Cl. A(1)                  3,200
46,205
 Spanish Broadcasting System, Inc., Cl. A(1)               4,400
44,000
 Thomas Nelson, Inc.                                         500
5,280

------------

520,363
--------------------------------------------------------------------------------
 MULTILINE RETAIL--1.0%
 Big Lots, Inc.                                            2,900
57,072
 Dillard's, Inc., Cl. A                                    1,400
36,806
 Fred's, Inc.                                              1,200
44,136
 Saks, Inc.(1)                                             2,600
33,384
 Shopko Stores, Inc.(1)                                    1,400
28,280
 Stage Stores, Inc.(1)                                       900
31,266
 Stein Mart, Inc.(1)                                       1,000
11,870

------------

242,814

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--8.2%
 A.C. Moore Arts & Crafts, Inc.(1)                           700
33,145
 Aaron Rents, Inc.                                         1,000
23,950

                                                                    MARKET
VALUE
                                                          SHARES      SEE
NOTE 1
--------------------------------------------------------------------------------
 AnnTaylor Stores Corp.(1)                                   750    $
19,043
 Asbury Automotive Group, Inc.(1)                          1,400
19,040
 Borders Group, Inc.(1)                                    1,200
22,080
 Buckle, Inc. (The)(1)                                       300
7,395
 Building Materials Holding Corp.(1)                       2,000
28,740
 Burlington Coat Factory
   Warehouse Corp.                                         1,000
21,250
 Cato Corp., Cl. A                                         1,500
33,450
 Central Garden & Pet Co.(1)                               2,400
42,072
 Charming Shoppes, Inc.(1)                                 2,100
18,144
 Chico's FAS, Inc.(1)                                      1,000
36,320
 Christopher & Banks Corp.(1)                                700
29,610
 Circuit City Stores, Inc./CarMax Group(1)                   600
12,990
 Claire's Stores, Inc.                                     1,400
32,060
 Cost Plus, Inc.(1)                                          800
24,367
 CSK Auto Corp.(1)                                         1,600
22,304
 Deb Shops, Inc.                                           1,700
57,424
 Dress Barn, Inc. (The)(1)                                 2,100
32,487
 Finish Line, Inc., Cl. A(1)                               3,300
59,136
 Friedman's, Inc., Cl. A                                   1,800
23,398
 Galyan's Trading Co.(1)                                     900
20,547
 GameStop Corp.(1)                                           700
14,693
 Gart Sports Co.(1)                                          500
14,245
 Genesco, Inc.(1)                                            100
2,435
 Goody's Family Clothing, Inc.(1)                            600
6,918
 Group 1 Automotive, Inc.(1)                               1,100
41,965
 Guitar Center, Inc.(1)                                    1,000
18,550
 Gymboree Corp.(1)                                         3,500
56,070
 Hancock Fabrics, Inc.                                     3,000
55,740
 Haverty Furniture Cos., Inc.                                600
11,850
 Hibbett Sporting Goods, Inc.(1)                             900
22,860
 Hollywood Entertainment Corp.(1)                            900
18,612
 Hot Topic, Inc.(1)                                        1,500
40,065
 Hughes Supply, Inc.                                       1,400
62,860
 Jo-Ann Stores, Inc., Cl. A(1)                             1,100
32,120
 Linens 'N Things, Inc.(1)                                   200
6,562
 Lithia Motors, Inc., Cl. A(1)                               800
21,536
 Men's Wearhouse, Inc. (The)(1)                              500
12,750
 Michaels Stores, Inc.(1)                                  1,200
46,800
 Movie Gallery, Inc.(1)                                    2,825
59,664
 OfficeMax, Inc.(1)                                        3,100
18,259
 Pacific Sunwear of California, Inc.(1)                      300
6,651
 Party City Corp.(1)                                       1,100
17,930
 Pep Boys-Manny, Moe & Jack                                2,800
47,180
 PetsMart, Inc.(1)                                         2,400
38,496
 Pier 1 Imports, Inc.                                      2,200
46,200
 Regis Corp.                                               1,800
48,634
 Rent-A-Center, Inc.(1)                                      500
29,005
 Rex Stores Corp.(1)                                       2,200
30,382
 Ross Stores, Inc.                                         1,300
52,975
 Sharper Image Corp.(1)                                      200
4,030

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Shoe Carnival, Inc.(1)                                    1,700    $
36,278
 Sonic Automotive, Inc.(1)                                 1,600
41,200
 Sports Authority, Inc. (The)(1)                           3,400
38,624
 TBC Corp.(1)                                              2,600
41,288
 Too, Inc.(1)                                              1,700
52,360
 Tractor Supply Co.(1)                                       800
56,792
 Tuesday Morning Corp.(1)                                  2,700
50,112
 United Auto Group, Inc.(1)                                1,500
31,350
 Urban Outfitters, Inc.(1)                                 1,300
45,136
 West Marine, Inc.(1)                                      2,000
25,520
 Wet Seal, Inc., Cl. A(1)                                  2,250
54,675
 Whitehall Jewellers, Inc.(1)                              1,700
35,275
 Williams-Sonoma, Inc.(1)                                    800
24,528

------------

2,038,127
--------------------------------------------------------------------------------
 TEXTILES & APPAREL--1.6%
 Brown Shoe Co., Inc.                                        400
11,240
 Cherokee, Inc.(1)                                           100
2,077
 Fossil, Inc.(1)                                           2,550
52,428
 Garan, Inc.                                                 300
17,355
 Gildan Activewear, Inc., Cl. A(1)                           200
4,508
 K-Swiss, Inc., Cl. A                                      2,400
62,352
 Kellwood Co.                                              1,700
55,250
 Kenneth Cole Productions, Inc., Cl. A(1)                  1,200
34,020
 OshKosh B'Gosh, Inc., Cl. A                                 800
34,792
 Phillips-Van Heusen Corp.                                   200
3,120
 Quaker Fabric Corp.(1)                                    3,900
60,446
 Quicksilver, Inc.(1)                                      1,500
37,200
 Russell Corp.                                               200
3,850
 Steven Madden Ltd.(1)                                       100
1,983
 Stride Rite Corp.                                         1,700
13,600
 Unifi, Inc.(1)                                              900
9,810
 Wellman, Inc.                                               300
5,025

------------

409,056

--------------------------------------------------------------------------------
 CONSUMER STAPLES--4.0%
--------------------------------------------------------------------------------
 BEVERAGES--0.3%
 Adolph Coors Co., Cl. B                                     300
18,690
 Boston Beer Co., Inc., Cl. A(1)                           1,100
17,490
 Cott Corp.(1)                                             2,000
37,980

------------

74,160
--------------------------------------------------------------------------------
 FOOD & DRUG RETAILING--0.2%
 Nash Finch Co.                                            1,600
51,136
--------------------------------------------------------------------------------
 FOOD PRODUCTS--1.8%
 American Italian Pasta Co.(1)                               500
25,495
 Chiquita Brands International, Inc.(1)                      400
7,164
 Del Monte Foods Co.(1)                                      700
8,260
 Dole Food Co., Inc.                                       1,500
43,275
 Fresh Del Monte Produce, Inc.                             2,900
72,500

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 Horizon Organic Holding Corp.(1)                            400    $
7,048
 Interstate Bakeries Corp.                                 1,200
34,656
 J & J Snack Foods Corp.(1)                                1,000
44,960
 Jarden Corp.(1)                                             500
9,900
 Lance, Inc.                                               2,500
36,450
 Martek Biosciences Corp.(1)                               1,800
37,656
 Monterey Pasta Co.(1)                                       300
2,829
 Peet's Coffee & Tea, Inc.(1)                              2,100
38,661
 Ralcorp Holdings, Inc.(1)                                 1,600
50,000
 Sensient Technologies Corp.                               1,000
22,760
 Smucker Co., J.M. (The)                                     283
9,659

------------

451,273
--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.0%
 Chattem, Inc.(1)                                          1,600
50,400
 Church & Dwight Co., Inc.                                   900
28,197
 Dial Corp. (The)                                          3,100
62,062
 Nu Skin Asia Pacific, Inc., Cl. A                         1,900
27,645
 Playtex Products, Inc.(1)                                 3,800
49,210
 WD-40 Co.                                                 1,400
38,864

------------

256,378
--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--0.4%
 Del Laboratories, Inc.                                      300
7,500
 Oakley, Inc.(1)                                           1,500
26,100
 Yankee Candle, Inc. (The)(1)                              1,900
51,471

------------

85,071
--------------------------------------------------------------------------------
 TOBACCO--0.3%
 DIMON, Inc.                                                 800
5,536
 Schweitzer-Mauduit International, Inc.                    1,300
31,980
 Standard Commercial Corp.                                 1,500
32,550

------------

70,066
--------------------------------------------------------------------------------
 ENERGY--2.9%
--------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.8%
 Ensign Resource Service Group, Inc.                       2,900
31,481
 Grey Wolf, Inc.(1)                                        1,900
7,771
 Helmerich & Payne, Inc.                                   1,300
46,436
 Maverick Tube Corp.(1)                                      100
1,500
 Oceaneering International, Inc.(1)                          600
16,200
 Oil States International, Inc.(1)                           200
2,380
 Superior Energy Services, Inc.(1)                           200
2,030
 Tesco Corp.(1)                                              400
4,431
 Trican Well Service Ltd.(1)                               4,100
48,524
 W-H Energy Services, Inc.(1)                                300
6,648
 Willbros Group, Inc.(1)                                   1,900
32,300

------------

199,701
--------------------------------------------------------------------------------
 OIL & GAS--2.1%
 Baytex Energy Ltd.(1)                                     5,200
24,617
 Brown (Tom), Inc.(1)                                      1,300
36,855

                                                          MARKET VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 OIL & GAS Continued
 Callon Petroleum Co.(1)                                   2,100    $
10,248
 Canadian 88 Energy Corp.(2)                              10,600
19,027
 Canadian 88 Energy Corp.                                  9,700
17,411
 Chesapeake Energy Corp.(1)                                5,000
36,000
 Compton Petroleum Corp.(1)                               15,000
38,957
 Denbury Resources, Inc.(1)                                  300
3,087
 Frontier Oil Corp.                                          800
14,080
 Holly Corp.                                                 600
10,050
 Meota Resources Corp.(1)                                 13,200
36,452
 Newfield Exploration Co.(1)                               1,000
37,170
 Patina Oil & Gas Corp.                                    1,125
30,859
 Pennzoil-Quaker State Co.                                   700
15,071
 Peyto Exploration & Development
   Corp.(1)                                                9,000
40,831
 Premcor, Inc.(1)                                          1,800
46,296
 Purcell Energy Ltd.(1)                                   15,300
26,659
 Quicksilver Resources, Inc.(1)                            2,000
51,700
 Range Resources Corp.(1)                                    400
2,240
 Remington Oil & Gas Corp.(1)                                100
1,992
 Rio Alto Exploration Ltd.(1)                                700
8,515
 Upton Resources, Inc.(1)                                  3,600
8,521
 Western Gas Resources, Inc.                                 100
3,740

------------

520,378
--------------------------------------------------------------------------------
 FINANCIALS--16.3%
--------------------------------------------------------------------------------
 BANKS--11.4%
 1st Source Corp.                                          1,500
37,080
 Allegiant Bancorp, Inc.                                     400
7,268
 American Financial Holdings, Inc.                           500
14,960
 Anchor BanCorp Wisconsin, Inc.                              400
9,644
 Arrow Financial Corp.                                       420
14,276
 Astoria Financial Corp.                                     600
19,230
 BancFirst Corp.                                             300
13,917
 Bank Mutual Corp.                                           100
2,037
 BankAtlantic Bancorp, Inc.                                3,000
37,200
 BankUnited Financial Corp., Cl. A(1)                      2,000
38,300
 Banner Corp.                                                300
7,425
 Berkshire Hills Bancorp, Inc.                               300
7,860
 Brookline Bancorp, Inc.                                     700
17,710
 BSB Bancorp, Inc.                                           300
8,004
 Capitol Federal Financial                                   200
5,216
 Cascade Bancorp                                             100
1,800
 CB Bancshares, Inc.                                         350
13,261
 CFS Bancorp, Inc.                                         1,000
15,460
 Citizens Banking Corp.                                      700
20,286
 Citizens First Bancorp, Inc.                                100
2,249
 Coastal Bancorp, Inc.                                       400
12,704
 Commerce Bancshares, Inc.                                   200
8,848
 Commercial Federal Corp.                                  1,700
49,300

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 Commonwealth Bancorp, Inc.                                1,400    $
41,538
 Community Banks, Inc.                                       420
12,356
 Community First Bankshares, Inc.                          1,100
28,699
 Connecticut Bancshares, Inc.                              1,500
49,800
 Cullen/Frost Bankers, Inc.                                  200
7,190
 CVB Financial Corp.                                       1,075
24,413
 Dime Community Bancshares, Inc.                           2,175
49,351
 Downey Financial Corp.                                      500
23,650
 East West Bancorp, Inc.                                   1,000
34,520
 F.N.B. Corp.                                                735
20,183
 Fidelity Bankshares, Inc.                                 2,416
53,418
 First BanCorp, Puerto Rico                                  600
22,620
 First Charter Corp.                                         200
3,616
 First Commonwealth Financial Corp.                          500
6,745
 First Community Bancshares, Inc.                            700
23,562
 First Essex Bancorp, Inc.                                   900
30,780
 First Federal Capital Corp.                               1,800
39,780
 First Financial Bankshares, Inc.                            200
8,368
 First Financial Holdings, Inc.                            1,700
55,658
 First Indiana Corp.                                         475
10,341
 First Midwest Bancorp, Inc.                               1,250
34,725
 First Niagara Financial Group, Inc.                       1,300
36,088
 First Place Financial Corp.                                 800
15,928
 First Republic Bank(1)                                      400
11,000
 First Sentinel Bancorp, Inc.                              3,900
53,664
 FirstFed America Bancorp, Inc.                              300
7,140
 Flagstar Bancorp, Inc.                                    2,475
57,173
 Flushing Financial Corp.                                  1,150
23,564
 Glacier Bancorp, Inc.                                     1,200
29,400
 Granite State Bankshares, Inc.                              200
6,562
 Hanmi Financial Corp.                                       300
5,142
 Harbor Florida Bancshares, Inc.                           2,700
56,187
 Hibernia Corp., Cl. A                                     2,700
53,433
 Hudson River Bancorp, Inc.                                  800
21,592
 Hudson United Bancorp                                     1,000
28,560
 IBERIABANK Corp.                                            900
36,486
 Independence Community Bank Corp.                         2,100
60,333
 Independent Bank Corp.-Massachusetts                      1,800
41,202
 Independent Bank Corp.-Michigan                           1,390
43,868
 International Bancshares Corp.                              625
26,400
 Investors Financial Services Corp.                          400
13,416
 Local Financial Corp.(1)                                  2,500
40,775
 MAF Bancorp, Inc.                                         1,500
56,400
 Main Street Banks, Inc.                                     500
10,340
 MB Financial, Inc.                                          600
20,076
 Medford Bancorp., Inc.                                      100
3,483
 Midwest Banc Holdings, Inc.                                 800
23,912
 Mississippi Valley Bancshares, Inc.                         800
41,384
 NBT Bancorp, Inc.                                           600
10,842
 Net.B@nk, Inc.(1)                                           125
1,456
 OceanFirst Financial Corp.                                1,000
24,140

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 BANKS Continued
 Old Second Bancorp, Inc.                                    933    $
34,278
 Oriental Financial Group, Inc.                              330
8,369
 Pacific Capital Bancorp                                   1,033
24,668
 Pacific Northwest Bancorp                                 2,500
78,300
 PennFed Financial Services, Inc.                            400
11,160
 PFF Bancorp, Inc.                                         1,100
42,240
 Port Financial Corp.                                      1,000
40,090
 Prosperity Bancshares, Inc.                               4,000
72,876
 Provident Bankshares Corp.                                  400
9,476
 Quaker City Bancorp, Inc.(1)                                400
16,568
 R & G Financial Corp., Cl. B                              1,800
42,678
 Republic Bancorp, Inc.                                      210
3,137
 Republic Bancorp, Inc., Cl. A                             1,100
12,969
 Roslyn Bancorp, Inc.                                      1,750
38,203
 S&T Bancorp, Inc.                                         1,300
35,100
 Sandy Spring Bancorp, Inc.                                1,500
48,225
 Seacoast Banking Corp. of Florida                           600
34,638
 Seacoast Financial Services Corp.                         2,300
57,661
 Second Bancorp, Inc.                                        700
19,110
 South Financial Group, Inc. (The)                         1,900
42,577
 St. Francis Capital Corp.                                   600
14,874
 State Bancorp, Inc.                                         855
15,005
 Staten Island Bancorp, Inc.                               1,200
23,040
 Texas Regional Bancshares, Inc., Cl. A                      200
9,922
 Troy Financial Corp.                                      1,995
60,050
 UCBH Holdings, Inc.                                         400
15,204
 UMB Financial Corp.                                         300
14,061
 Umpqua Holdings Corp.                                       100
1,848
 Unizan Financial Corp.                                      765
16,379
 Washington Federal, Inc.                                    300
7,578
 Waypoint Financial Corp.                                  2,600
50,830
 Webster Financial Corp.                                   1,200
45,888
 WesBanco, Inc.                                              100
2,371
 Westamerica Bancorp                                         200
7,912
 Westcorp                                                  1,100
35,145
 Whitney Holding Corp.                                       400
12,296
 Willow Grove Bancorp, Inc.                                  400
4,692
 WSFS Financial Corp.                                      1,000
25,870

------------

2,840,582
--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--1.7%
 Affiliated Managers Group, Inc.(1)                          400
24,600
 American Home Mortgage Holdings, Inc.                       900
11,241
 Cash America International, Inc.                          3,200
29,440
 Credit Acceptance Corp.(1)                                3,100
38,967
 Financial Federal Corp.(1)                                  900
29,790
 Friedman, Billings, Ramsey Group, Inc.(1)                 4,100
52,193
 Gabelli Asset Management, Inc.(1)                           500
18,250
 iDine Rewards Network, Inc.(1)                            1,400
16,100
 Interpool, Inc.                                           1,200
20,712

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 ITLA Capital Corp.(1)                                       600    $
17,814
 Jefferies Group, Inc.                                     1,100
46,310
 Ladenburg Thalmann Financial
   Services, Inc.(1)                                         144
43
 New Century Financial Corp.                               2,500
87,425
 Student Loan Corp. (The)                                    300
24,852
 Walter Industries, Inc.                                     800
10,680
 World Acceptance Corp.(1)                                   300
2,520

------------

430,937
--------------------------------------------------------------------------------
 INSURANCE--2.6%
 Alfa Corp.                                                2,200
25,740
 Berkley (W.R.) Corp.                                        300
16,500
 Brown & Brown, Inc.                                       1,200
37,800
 CCC Information Services Group, Inc.(1)                     600
8,400
 Commerce Group, Inc. (The)                                  800
31,640
 CorVel Corp.(1)                                           1,300
43,546
 Delphi Financial Group, Inc., Cl. A                         400
17,340
 Fidelity National Financial, Inc.                           660
20,856
 Hilb, Rogal & Hamilton Co.                                1,200
54,300
 Horace Mann Educators Corp.                               1,600
29,872
 IPC Holdings Ltd.                                           500
15,270
 Midland Co. (The)                                           200
10,094
 Ohio Casualty Corp.(1)                                    3,000
62,700
 Philadelphia Consolidated Holding Co.(1)                  1,000
45,340
 Presidential Life Corp.                                     500
10,135
 RenaissanceRe Holdings Ltd.                               1,200
43,920
 RLI Corp.                                                   500
25,500
 Selective Insurance Group, Inc.                             500
14,165
 StanCorp Financial Group, Inc.                              600
33,300
 Triad Guaranty, Inc.(1)                                   1,000
43,530
 UICI(1)                                                   2,300
46,460
 Zenith National Insurance Corp.                             600
19,110

------------

655,518
--------------------------------------------------------------------------------
 REAL ESTATE--0.6%
 Anworth Mortgage Asset Corp.                                700
9,793
 Apex Mortgage Capital, Inc.                                 400
5,996
 Correctional Properties Trust                               200
4,400
 Developers Diversified Realty Corp.                         300
6,750
 Impac Mortgage Holdings, Inc.                             1,400
18,872
 Jones Lang LaSalle, Inc.(1)                               2,300
56,810
 Novastar Financial, Inc.                                    200
7,150
 RAIT Investment Trust                                       300
7,119
 Ramco-Gershenson Properties Trust                           400
8,060
 Redwood Trust, Inc.                                         100
3,150
 William Lyon Homes, Inc.(1)                                 300
7,815

------------

135,915
--------------------------------------------------------------------------------
 HEALTH CARE--11.0%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--1.9%
 Adolor Corp.(1)                                             800
9,008

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 BIOTECHNOLOGY Continued
 Amylin Pharmaceuticals, Inc.(1)                             500    $
5,470
 Ariad Pharmaceuticals, Inc.(1)                              200
832
 Array BioPharma, Inc.(1)                                  1,700
16,388
 AVI BioPharma, Inc.(1)                                      400
1,176
 Charles River Laboratories
   International, Inc.(1)                                  1,800
63,090
 Ciphergen Biosystems, Inc.(1)                               700
2,471
 deCODE genetics, Inc.(1)                                  1,100
5,148
 Discovery Partners International, Inc.(1)                   400
2,624
 Embrex, Inc.(1)                                             700
14,644
 Gene Logic, Inc.(1)                                         500
7,000
 Genta, Inc.(1)                                            4,200
34,818
 Idexx Laboratories, Inc.(1)                                 800
20,632
 InterMune, Inc.(1)                                        1,000
21,100
 Ligand Pharmaceuticals, Inc., Cl. B(1)                    2,400
34,800
 Medicines Co. (The)(1)                                    1,600
19,728
 Nuerocrine Biosciences, Inc.(1)                             800
22,920
 OSI Pharmaceuticals, Inc.(1)                                400
9,608
 SangStat Medical Corp.(1)                                 1,600
36,768
 Sicor, Inc.(1)                                              200
3,708
 Telik, Inc.(1)                                            3,700
46,250
 Transkaryotic Therapies, Inc.(1)                          1,000
36,050
 Trimeris, Inc.(1)                                         1,000
44,390
 V.I. Technologies, Inc.(1)                                2,400
8,760
 XOMA Ltd.(1)                                              3,500
13,965

------------

481,348

--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
 Alaris Medical, Inc.(1)                                   2,100
13,986
 American Medical Systems
   Holdings, Inc.(1)                                       2,500
50,150
 Arrow International, Inc.                                   400
15,620
 Bio-Rad Laboratories, Inc., Cl. A(1)                      1,200
54,612
 Biosite, Inc.(1)                                          1,300
36,595
 Bruker AXS, Inc.(1)                                       1,600
2,400
 Cerus Corp.(1)                                              500
16,940
 Cholestech Corp.(1)                                         400
4,220
 Conceptus, Inc.(1)                                          500
8,245
 ConMed Corp.(1)                                           1,700
37,961
 Cooper Cos., Inc. (The)                                     200
9,420
 Diagnostic Products Corp.                                 1,200
44,400
 Fischer Imaging Corp.(1)                                  1,800
15,309
 HealthTronics Surgical Services, Inc.(1)                    600
10,494
 Hologic, Inc.(1)                                          3,800
54,986
 ICU Medical, Inc.(1)                                        700
21,630
 Igen, Inc.(1)                                               700
22,050
 Immucor, Inc.(1)                                          2,000
46,940
 Inamed Corp.(1)                                           1,500
40,080
 Integra LifeSciences Holdings Corp.(1)                      200
4,350
 K-V Pharmaceutical Co., Cl. A(1)                            400
10,800

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 Kyphon, Inc.(1)                                           1,200    $
17,496
 Lifeline Systems, Inc.(1)                                   300
7,902
 Mentor Corp.                                              1,200
44,051
 Meridian Medical Technologies, Inc.(1)                    1,000
36,100
 Merit Medical Systems, Inc.(1)                            2,725
56,217
 Noven Pharmaceuticals, Inc.(1)                            2,200
56,100
 Ocular Sciences, Inc.(1)                                  1,600
42,400
 OrthoLogic Corp.(1)                                       2,400
13,272
 Penwest Pharmaceuticals Co.(1)                            1,200
23,400
 Possis Medical, Inc.(1)                                   2,100
25,933
 Quidel Corp.(1)                                           3,300
22,737
 Radiologix, Inc.(1)                                       2,300
35,075
 Respironics, Inc.(1)                                        100
3,405
 Rita Medical Systems, Inc.(1)                               400
4,048
 Steris Corp.(1)                                           2,200
42,042
 Viasys Healthcare, Inc.(1)                                  400
6,980
 Vital Signs, Inc.                                           700
25,305
 West Pharmaceutical Services, Inc.                          600
19,254
 Young Innovations, Inc.(1)                                2,250
48,870
 Zoll Medical Corp.(1)                                       200
6,506

------------

1,058,281
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.4%
 aaiPharma, Inc.(1)                                        1,700
38,216
 Accredo Health, Inc.(1)                                     827
38,158
 Alliance Imaging, Inc.(1)                                   800
10,800
 American Medical Security Group, Inc.(1)                    800
19,160
 AmSurg Corp.(1)                                           2,300
60,398
 BioReliance Corp.(1)                                        800
19,840
 Caremark Rx, Inc.(1)                                      2,000
33,000
 Cole National Corp.(1)                                    1,900
36,100
 Covance, Inc.(1)                                          2,000
37,500
 Coventry Health Care, Inc.(1)                             1,100
31,262
 D&K Healthcare Resources, Inc.                        1,300
45,838
 DaVita, Inc.(1)                                           1,800
42,840
 Dianon Systems, Inc.(1)                                     800
42,736
 Dynacare, Inc.(1)                                         3,100
68,169
 Hanger Orthopedic Group, Inc.(1)                          1,600
24,304
 Hooper Holmes, Inc.                                       1,000
8,000
 Humana, Inc.(1)                                             500
7,815
 LabOne, Inc.(1)                                           1,100
28,589
 LifePoint Hospitals, Inc.(1)                              1,100
39,941
 Mid Atlantic Medical Services, Inc.(1)                    2,000
62,700
 Owens & Minor, Inc.                                         600
11,856
 Oxford Health Plans, Inc.(1)                                900
41,814
 Pediatrix Medical Group, Inc.(1)                          1,200
30,000
 Prime Medical Services, Inc.(1)                           1,000
11,620
 PSS World Medical, Inc.(1)                                4,800
38,880
 Schein (Henry), Inc.(1)                                     600
26,700
 Sierra Health Services, Inc.(1)                           4,200
93,870
 Tripos, Inc.(1)                                           1,500
32,700

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 U.S. Physical Therapy, Inc.(1)                            2,400    $
48,744
 United Surgical Partners
   International, Inc.(1)                                    800
24,784
 US Oncology, Inc.(1)                                        200
1,666
 VitalWorks, Inc.(1)                                       5,200
42,640

------------

1,100,640
--------------------------------------------------------------------------------
 PHARMACEUTICALS--0.4%
 Bradley Pharmaceuticals, Inc.(1)                            400
5,320
 Connetics Corp.(1)                                          700
9,043
 First Horizon Pharmaceutical Corp.(1)                       200
4,138
 Impax Laboratories, Inc.(1)                               2,500
18,725
 Indevus Pharmaceuticals, Inc.(1)                          2,000
2,320
 Isis Pharmaceuticals, Inc.(1)                             3,200
30,432
 Perrigo Co.(1)                                            2,200
28,600
 Vivus, Inc.(1)                                              900
6,093

------------

104,671
--------------------------------------------------------------------------------
 INDUSTRIALS--18.1%
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.2%
 Aviall, Inc.(1)                                           1,900
26,600
 Cubic Corp.                                                 600
14,220
 Curtiss-Wright Corp.                                        100
8,000
 Ducommun, Inc.(1)                                           700
18,368
 Dynamics Research Corp.(1)                                1,100
26,598
 Herley Industries, Inc.(1)                                1,600
33,936
 Integrated Defense Technologies, Inc.(1)                    100
2,943
 Kroll, Inc.(1)                                            1,300
27,274
 Ladish Co., Inc.(1)                                       1,100
13,420
 Moog, Inc., Cl. A(1)                                        300
12,864
 MTC Technologies, Inc.(1)                                   800
15,200
 Orbital Sciences Corp.(1)                                 3,900
31,083
 Veridian Corp.(1)                                         2,800
63,560

------------

294,066
--------------------------------------------------------------------------------
 AIR FREIGHT & COURIERS--0.2%
 Airborne, Inc.                                            2,200
42,240
--------------------------------------------------------------------------------
 BUILDING PRODUCTS--1.6%
 Aaon, Inc.(1)                                             1,150
21,585
 American Woodmark Corp.                                     700
39,291
 Apogee Enterprises, Inc.                                  1,200
17,232
 Elcor Corp.                                               1,700
46,495
 Foamex International, Inc.(1)                             1,761
19,565
 Griffon Corp.                                             3,170
57,377
 Intermet Corp.                                            1,400
15,036
 Lennox International, Inc.                                2,800
50,372
 LSI Industries, Inc.                                        500
9,185
 NCI Building Systems, Inc.(1)                               400
7,120
 Simpson Manufacturing Co., Inc.(1)                          100
5,713
 Trex Co., Inc.(1)                                         1,700
53,380
 Universal Forest Products, Inc.                           1,800
42,156
 Watsco, Inc.                                              1,200
21,900

------------

406,407

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--7.7%
 AMN Healthcare Services, Inc.(1)                            300    $
10,503
 Arbitron, Inc.(1)                                         1,600
49,920
 Banta Corp.                                               1,100
39,490
 Bowne & Co., Inc.                                         3,300
48,642
 Bright Horizons Family Solutions, Inc.(1)                 1,300
43,043
 Career Education Corp.(1)                                   500
22,500
 CDI Corp.(1)                                                300
9,765
 Central Parking Corp.                                     1,400
31,990
 Certegy, Inc.(1)                                            500
18,555
 Clean Harbors, Inc.(1)                                      100
1,176
 Coinstar, Inc.(1)                                         1,400
34,230
 Consolidated Graphics, Inc.(1)                              800
15,200
 Corinthian Colleges, Inc.(1)                              1,800
61,002
 CSS Industries, Inc.(1)                                     200
7,100
 Ennis Business Forms, Inc.                                  800
10,440
 FactSet Research Systems, Inc.                              900
26,793
 FTI Consulting, Inc.(1)                                   1,700
59,517
 G & K Services, Inc., Cl. A                               1,400
47,936
 General Binding Corp.(1)                                    700
11,711
 Gentiva Health Services, Inc.                             1,700
15,283
 Global Imaging Systems, Inc.(1)                           2,300
43,677
 Global Payments, Inc.                                     1,500
44,625
 Harland (John H.) Co.                                     1,500
42,300
 Headwaters, Inc.(1)                                       2,900
45,675
 ICT Group, Inc.(1)                                        2,000
36,340
 Imagistics International, Inc.(1)                         2,800
60,116
 Information Resources, Inc.(1)                            1,700
15,961
 Innodata Corp.(1)                                         4,800
6,384
 ITT Educational Services, Inc.(1)                         2,300
50,140
 Kelly Services, Inc., Cl. A                                 800
21,608
 Kimball International, Inc., Cl. B                          900
14,751
 Labor Ready, Inc.(1)                                      5,400
31,590
 Landauer, Inc.                                              800
31,064
 MemberWorks, Inc.(1)                                        800
14,824
 Moore Corp. Ltd.(1)                                       3,100
35,588
 MPS Group, Inc.(1)                                        6,100
51,850
 Navigant International, Inc.(1)                           1,300
20,111
 New England Business Service, Inc.                          600
15,084
 PayPal, Inc.(1)                                             400
8,081
 Pegasus Solutions, Inc.(1)                                2,900
50,750
 Pegasystems, Inc.(1)                                      3,200
28,861
 Per-Se Technologies, Inc.(1)                              4,000
36,796
 Pittston Brink's Group                                    2,500
60,000
 PRG-Schultz International, Inc.(1)                        2,200
27,082
 ProQuest Co.(1)                                           1,400
49,700
 Renaissance Learning, Inc.(1)                               800
16,176
 Right Management Consultants, Inc.                        1,950
51,283
 RMH Teleservices, Inc.(1)                                 1,800
12,366
 Schawk, Inc.                                              1,000
10,700
 Spherion Corp.(1)                                         1,700
20,230

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES Continued
 Stamps.com, Inc.(1)                                       3,500    $
15,505
 Standard Register Co. (The)                               1,700
58,123
 Stericycle, Inc.(1)                                         800
28,328
 Strayer Education, Inc.                                     600
38,160
 Sylvan Learning Systems, Inc.(1)                            800
15,952
 Tyler Technologies, Inc.(1)                               3,700
19,684
 UniFirst Corp.                                            2,100
53,130
 United Stationers, Inc.(1)                                  100
3,040
 University of Phoenix Online(1)                             600
17,772
 Valassis Communications, Inc.(1)                            300
10,950
 Viad Corp.                                                  900
23,400
 Wackenhut Corrections Corp.(1)                            1,500
21,900
 Wallace Computer Services, Inc.                           2,100
45,150
 Waste Connections, Inc.(1)                                  400
12,496
 World Fuel Services Corp.                                 1,600
39,040

------------

1,921,139
--------------------------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--0.5%
 Butler Manufacturing Co.                                    100
2,745
 Comfort Systems USA, Inc.(1)                              3,000
14,910
 EMCOR Group, Inc.(1)                                        800
46,960
 McDermott International, Inc.(1)                          2,000
16,200
 URS Corp.(1)                                              1,100
30,800
 WCI Communities, Inc.(1)                                    300
8,685

------------

120,300
--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.3%
 Acuity Brands, Inc.                                         500
9,100
 Advanced Energy Industries, Inc.(1)                         400
8,872
 AMETEK, Inc.                                                900
33,525
 Baldor Electric Co.                                       1,000
25,200
 Energizer Holdings, Inc.(1)                               2,300
63,066
 Franklin Electric Co., Inc.                                 700
32,949
 Genlyte Group, Inc. (The)(1)                              1,000
40,630
 Littlefuse, Inc.(1)                                         100
2,313
 Paxar Corp.(1)                                            3,000
50,250
 Smith (A.O.) Corp.                                        1,600
49,936

------------

315,841
--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--0.3%
 Carlisle Cos., Inc.                                         100
4,498
 Lydall, Inc.(1)                                             700
10,675
 Tredegar Corp.                                            1,500
36,225
 United Industrial Corp.                                     700
15,295

------------

66,693
--------------------------------------------------------------------------------
 MACHINERY--3.6%
 Actuant Corp., Cl. A(1)                                     700
28,875
 AGCO Corp.(1)                                             1,100
21,450
 Astec Industries, Inc.(1)                                   300
4,827
 Barnes Group, Inc.                                          900
20,610

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 Chicago Bridge & Iron Co. NV                              1,400    $
39,466
 CIRCOR International, Inc.                                1,900
32,585
 Cuno, Inc.(1)                                             1,300
47,034
 Donaldson Co., Inc.                                       1,100
38,544
 Encore Wire Corp.(1)                                      2,700
38,421
 Flowserve Corp.(1)                                          800
23,840
 Gardner Denver, Inc.(1)                                   1,200
24,000
 Graco, Inc.                                               1,650
41,481
 GSI Lumonics, Inc.(1)                                       300
2,310
 Harsco Corp.                                              1,500
56,250
 Idex Corp.                                                  500
16,750
 Kaydon Corp.                                                600
14,166
 Kennametal, Inc.                                            900
32,940
 Lincoln Electric Holdings, Inc.                           1,500
40,350
 Lindsay Manufacturing Co.                                   100
2,315
 Manitowoc Co., Inc.                                       1,200
42,588
 Micro General Corp.(1)                                      900
15,021
 Mueller Industries, Inc.(1)                                 200
6,350
 NACCO Industries, Inc., Cl. A                               200
11,620
 Oshkosh Truck Corp.                                         400
23,644
 Osmonics, Inc.(1)                                         1,400
22,260
 Pentair, Inc.                                               800
38,464
 Regal-Beloit Corp.                                          500
12,155
 Reliance Steel & Aluminum Co.                               400
12,200
 Spartan Motors, Inc.                                        300
4,596
 Terex Corp.(1)                                            1,700
38,233
 Thomas Industries, Inc.                                   1,600
46,080
 Timken Co.                                                1,200
26,796
 Varian, Inc.(1)                                           1,300
42,835
 Wabtec Corp.                                                900
12,825
 Watts Industries, Inc., Cl. A                             1,100
21,835

------------

903,716
--------------------------------------------------------------------------------
 MARINE--0.2%
 Gulfmark Offshore, Inc.(1)                                  900
37,269
 Kirby Corp.(1)                                              900
22,005
 Maritrans, Inc.                                             100
1,345

------------

60,619
--------------------------------------------------------------------------------
 ROAD & RAIL--1.5%
 CNF Transportation, Inc.                                    600
22,788
 Covenant Transport, Inc., Cl. A(1)                          500
10,625
 Dollar Thrifty Automotive Group, Inc.(1)                  1,700
44,030
 Genesee & Wyoming, Inc., Cl. A(1)                         1,700
38,352
 Heartland Express, Inc.                                   1,119
26,778
 Hunt (J.B.) Transport Services, Inc.(1)                   1,400
41,328
 Kansas City Southern1                                       800
13,600
 Knight Transportation, Inc.(1)                              325
7,537
 Landstar System, Inc.(1)                                    300
32,055
 Mullen Transportation, Inc.                               1,300
27,352
 P.A.M. Transportation Services, Inc.(1)                   1,100
26,422

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 ROAD & RAIL Continued
 Ryder Systems, Inc.                                       1,800    $
48,762
 U.S. Xpress Enterprises, Inc., Cl. A(1)                     100
1,311
 Werner Enterprises, Inc.                                    933
19,882

------------

360,822
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--9.6%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.5%
 Adaptec, Inc.(1)                                          3,600
28,404
 Aspect Communications Corp.(1)                              800
2,560
 ClearOne Communications, Inc.(1)                            800
11,784
 Harris Corp.                                                500
18,120
 Inter-Tel, Inc.                                           2,600
44,486
 InterDigital Communications Corp.(1)                      1,000
9,050
 Powerwave Technologies, Inc.(1)                             900
8,244

------------

122,648
--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.6%
 Cray, Inc.(1)                                             3,700
16,539
 Iomega Corp.(1)                                           1,400
17,990
 Pinnacle Systems, Inc.(1)                                 3,700
40,659
 Rainbow Technologies, Inc.(1)                               600
2,952
 SimpleTech, Inc.(1)                                       6,200
21,142
 Sonic Solutions, Inc.(1)                                  3,000
23,847
 Storage Technology Corp.(1)                               1,000
15,970
 Western Digital Corp.(1)                                  6,000
19,500

------------

158,599
--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.8%
 Benchmark Electronics, Inc.(1)                            1,800
52,200
 Checkpoint Systems, Inc.(1)                               2,700
31,590
 Cognex Corp.(1)                                             400
8,020
 Cohu, Inc.                                                  700
12,096
 CTS Corp.                                                   400
4,816
 DSP Group, Inc.(1)                                          200
3,920
 EMS Technologies, Inc.(1)                                 3,000
62,070
 Excel Technology, Inc.(1)                                   400
8,400
 Hypercom Corp.(1)                                           500
3,850
 Identix, Inc.(1)                                            537
3,920
 InVision Technologies, Inc.(1)                              400
9,664
 Keithley Instruments, Inc.                                1,100
15,884
 MEMC Electronic Materials, Inc.(1)                          500
2,450
 Methode Electronics, Inc., Cl. A                          4,100
52,357
 MTS Systems Corp.                                         1,200
15,060
 OmniVision Technologies, Inc.(1)                          1,500
21,525
 OSI Systems, Inc.(1)                                      2,100
41,643
 Photon Dynamics, Inc.(1)                                  1,100
33,000
 Rogers Corp.(1)                                             300
8,193
 Sypris Solutions, Inc.(1)                                 1,000
18,220
 Teledyne Technologies, Inc.(1)                            1,900
39,425

------------

448,303

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.3%
 Digitas, Inc.(1)                                          1,700    $
7,733
 Fidelity National Information
   Solutions, Inc.(1)                                        600
14,400
 iManage, Inc.(1)                                            700
2,520
 Websense, Inc.(1)                                         1,900
48,583

------------

73,236
--------------------------------------------------------------------------------
 IT CONSULTING & SERVICES--1.5%
 Acxiom Corp.(1)                                           1,600
27,984
 Anteon International Corp.(1)                               600
15,168
 Carreker Corp.(1)                                         3,700
42,550
 Cognizant Technology Solutions Corp.(1)                     800
43,000
 Gartner, Inc., Cl. A(1)                                   2,900
29,290
 Gartner, Inc., Cl. B(1)                                     100
940
 IDX Systems Corp.(1)                                        300
3,906
 J.D. Edwards & Co.(1)                                     4,700
57,105
 Manhattan Associates, Inc.(1)                             1,400
45,024
 ManTech International Corp.(1)                              800
19,192
 Netsolve, Inc.(1)                                         1,400
10,066
 PracticeWorks, Inc.(1)                                    1,100
20,295
 SS&C Technologies, Inc.(1)                            1,700
23,851
 Startek, Inc.(1)                                            300
8,022
 Syntel, Inc.(1)                                           2,100
25,956

------------

372,349
--------------------------------------------------------------------------------
 OFFICE ELECTRONICS--0.1%
 Ikon Office Solutions, Inc.                               1,600
15,040
--------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.6%
 ATMI, Inc.(1)                                               500
11,185
 Axcelis Technologies, Inc.(1)                             1,800
20,340
 ChipPAC, Inc.(1)                                          3,000
18,540
 Cymer, Inc.(1)                                            1,200
42,048
 Entegris, Inc.(1)                                         3,400
49,640
 ESS Technology, Inc.(1)                                   2,700
47,358
 FEI Co.(1)                                                  800
19,608
 FSI International, Inc.(1)                                1,800
13,446
 Genesis Microchip, Inc.(1)                                   28
234
 Integrated Circuit Systems, Inc.(1)                         700
14,133
 LTX Corp.(1)                                                700
9,996
 MKS Instruments, Inc.(1)                                  2,100
42,147
 Monolithic System Technology, Inc.(1)                     1,200
13,440
 Power Integrations, Inc.(1)                               3,000
53,697
 Rambus, Inc.(1)                                           3,900
15,951
 Silicon Image, Inc.(1)                                    2,600
15,912
 Silicon Laboratories, Inc.(1)                             1,700
46,002
 Siliconix, Inc.(1)                                        1,400
38,780
 Standard Microsystems Corp.(1)                            2,000
47,220
 Supertex, Inc.(1)                                           200
3,524
 Transmeta Corp.(1)                                        2,700
6,345
 Ultratech Stepper, Inc.(1)                                1,900
30,761

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS Continued
 Varian Semiconductor Equipment
   Associates, Inc.(1)                                     1,000    $
33,930
 Zoran Corp.(1)                                            2,850
65,293

------------

659,530
--------------------------------------------------------------------------------
 SOFTWARE--2.2%
 @Road, Inc.(1)                                            2,900
17,893
 Activision, Inc.(1)                                         700
20,342
 Ansoft Corp.(1)                                           3,600
21,168
 Ansys, Inc.(1)                                            2,100
42,210
 Catapult Communications Corp.(1)                          2,500
54,678
 Cerner Corp.(1)                                             500
23,915
 Concord Communications, Inc.(1)                           1,000
16,480
 Dendrite International, Inc.(1)                             900
8,703
 Documentum, Inc.(1)                                       1,600
19,200
 Fair, Isaac & Co., Inc.                                     300
9,861
 Fargo Electronics, Inc.(1)                                1,600
13,152
 Gerber Scientific, Inc.(1)                                  700
2,457
 HPL Technologies, Inc.(1)                                   500
7,530
 Imation Corp.(1)                                          1,900
56,544
 JDA Software Group, Inc.(1)                               1,900
53,694
 Kronos, Inc.(1)                                             650
19,818
 MICROS Systems, Inc.(1)                                     400
11,084
 Plumtree Software, Inc.(1)                                  800
3,984
 Precis, Inc.(1)                                             300
2,715
 Radiant Systems, Inc.(1)                                  3,800
49,514
 Roxio, Inc.(1)                                            3,500
25,200
 ScanSoft, Inc.(1)                                         3,700
27,380
 Take-Two Interactive Software, Inc.(1,2)                  1,400
28,826

------------

536,348
--------------------------------------------------------------------------------
 MATERIALS--6.4%
--------------------------------------------------------------------------------
 CHEMICALS--3.0%
 AEP Industries, Inc.(1)                                     600
21,300
 Airgas, Inc.(1)                                           3,100
53,630
 Albemarle Corp.                                           1,700
52,275
 Arch Chemicals, Inc.                                        900
22,230
 ChemFirst, Inc.                                           1,100
31,515
 Crompton Corp.                                            2,700
34,425
 Ferro Corp.                                                 500
15,075
 Georgia Gulf Corp.                                        2,000
52,880
 Great Lakes Chemical Corp.                                1,300
34,437
 H.B. Fuller Co.                                             100
2,929
 IMC Global, Inc.                                          1,500
18,750
 Mine Safety Applicances Co.                                 300
12,000
 Octel Corp.(1)                                            2,600
65,910
 Olin Corp.                                                2,500
55,375
 Omnova Solutions, Inc.(1)                                 6,700
56,280
 PolyOne Corp.                                             4,100
46,125
 Quaker Chemical Corp.                                       400
9,800

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 RPM, Inc.                                                 2,500    $
38,125
 Schulman (A.), Inc.                                       3,000
64,347
 Scotts Co. (The), Cl. A(1)                                  500
22,700
 Valspar Corp. (The)                                       1,000
45,140

------------

755,248
--------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.4%
 AMCOL International Corp.                                 1,700
11,645
 Ameron International Corp.                                  300
21,675
 Centex Construction Products, Inc.                          800
29,120
 Florida Rock Industries, Inc.                               800
28,648
 Texas Industries, Inc.                                      300
9,447

------------

100,535
--------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--1.3%
 Astronics Corp.                                           1,000
8,000
 Ball Corp.                                                1,000
41,480
 Bway Corp.(1)                                               500
7,975
 Caraustar Industries, Inc.                                1,300
16,224
 Crown Cork & Seal Co., Inc.(1)                            4,500
30,825
 Graphic Packaging International Corp.(1)                  1,700
15,725
 Ivex Packaging Corp.(1)                                   2,800
63,756
 Myers Industries, Inc.                                    1,300
22,282
 Owens-Illinois, Inc.(1)                                   2,300
31,602
 Pactiv Corp.(1)                                             400
9,520
 Rock-Tenn Co., Cl. A                                        700
12,845
 Silgan Holdings, Inc.(1)                                  1,500
60,660

------------

320,894
--------------------------------------------------------------------------------
 METALS & MINING--1.2%
 AK Steel Holding Corp.(1)                                 1,000
12,810
 Commercial Metals Co.                                       600
28,164
 Freeport-McMoRan Copper &
   Gold, Inc., Cl. B(1)                                    2,700
48,195
 Goldcorp, Inc.                                            1,500
15,317
 IMCO Recycling, Inc.(1)                                   1,400
13,790
 Meridian Gold, Inc.(1)                                    1,400
22,736
 NS Group, Inc.(1)                                           600
5,730
 Oregon Steel Mills, Inc.(1)                               2,200
13,200
 Quanex Corp.                                              1,400
61,180
 Royal Gold, Inc.                                            600
8,196
 Steel Dynamics, Inc.(1)                                   1,400
23,058
 Titanium Metals Corp.(1)                                    700
2,450
 USEC, Inc.                                                  200
1,760
 Worthington Industries, Inc.                              1,600
28,960

------------

285,546
--------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.5%
 Deltic Timber Corp.                                       1,100
37,928
 Glatfelter                                                2,800
52,640
 Rayonier, Inc.                                              600
29,478

------------

120,046

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                          SHARES     SEE NOTE
1
--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--0.2%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
 BroadWing, Inc.(1)                                        4,000    $
10,400
 Commonwealth Telephone
   Enterprises, Inc.(1)                                    1,000
40,240
 General Communication, Inc., Cl. A(1)                       100
667
 North Pittsburgh Systems, Inc.                              200
3,218

------------

54,525
--------------------------------------------------------------------------------
 UTILITIES--0.9%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.7%
 CH Energy Group, Inc.                                       700
34,475
 Cleco Corp.                                                 800
17,520
 Navigo Energy, Inc.(1)                                   11,000
28,062
 Paramount Resources Ltd.(1)                               5,400
53,258
 Vermilion Resources Ltd.(1)                               6,400
43,553
 WPS Resources Corp.                                         200
8,166

------------

185,034
--------------------------------------------------------------------------------
 GAS UTILITIES--0.2%
 Southwestern Energy Co.(1)                                  800
12,152
 UGI Corp.                                                 1,100
35,133

------------

47,285

------------
 Total Common Stocks (Cost $20,895,359)
23,307,145
================================================================================
 PREFERRED STOCKS--0.0%

 Astronics Corp., Cl. B (Cost $3,322)                        250
2,000

                                                       PRINCIPAL   MARKET
VALUE
                                                          AMOUNT     SEE NOTE
1
================================================================================
 REPURCHASE AGREEMENTS--2.3%
 Repurchase agreement with BNP
   Paribas Securities Corp., 1.89%,
   dated 6/28/02, to be repurchased
   at $561,088 on 7/1/02, collateralized
   by U.S. Treasury Bonds, 5.375%-10.375%,
   11/15/12-2/15/31, with a value of
   $545,270 and U.S. Treasury Nts.,
   5.625%, 11/30/02, with a value
   of $29,227 (Cost $561,000)                           $561,000    $
561,000
--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
   (COST $21,459,681)                                       96.0%
23,870,145
--------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                             4.0
992,362

---------------------
 NET ASSETS                                                100.0%
$24,862,507

=====================

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

 June 30, 2002
===========================================================================================================================
 ASSETS

 Investments, at value (cost $21,459,681)-- see accompanying
statement                                         $23,870,145
---------------------------------------------------------------------------------------------------------------------------

Cash
599,960
---------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold    1,365,343

Shares of beneficial interest
sold
68,671

Interest and
dividends
10,777
Other
750

------------
 Total
assets
25,915,646

===========================================================================================================================
 LIABILITIES
 Payables and other liabilities:
 Investments
purchased
761,931
 Shares of beneficial interest
redeemed
285,102
 Transfer and shareholder servicing agent
fees
1,679
 Distribution and service plan
fees
693
 Trustees'
compensation
114

Other
3,620

------------
 Total
liabilities
1,053,139

===========================================================================================================================
 NET
ASSETS
$24,862,507

============

===========================================================================================================================
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial
interest
$     2,241
---------------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
26,483,990
---------------------------------------------------------------------------------------------------------------------------
 Undistributed net investment
income
14
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions                                 (4,034,203)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies
2,410,465

------------
 NET
ASSETS
$24,862,507

============
===========================================================================================================================
 NET ASSET VALUE PER SHARE
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
(based on net assets of
 $22,719,957 and 2,047,806 shares of beneficial interest
outstanding)                                               $11.09
---------------------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
(based on net assets of
 $2,142,550 and 193,136 shares of beneficial interest
outstanding)                                                  $11.09

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

 For the Six Months Ended June 30, 2002
=========================================================================================
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of
$146)                          $  97,078
-----------------------------------------------------------------------------------------

Interest
6,856

----------
 Total investment
income                                                         103,934

=========================================================================================
 EXPENSES
 Management
fees                                                                  81,799
-----------------------------------------------------------------------------------------
 Distribution and service plan fees-- Service
shares                                 785
-----------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                     6,730
-----------------------------------------------------------------------------------------
 Legal, auditing and other professional
fees                                       4,948
-----------------------------------------------------------------------------------------
 Custodian fees and
expenses                                                       3,463
-----------------------------------------------------------------------------------------
 Shareholder
reports                                                               2,529
-----------------------------------------------------------------------------------------
 Trustees'
compensation                                                            1,934
-----------------------------------------------------------------------------------------

Other
1,555

----------
 Total
expenses
103,743
 Less reduction to custodian
expenses                                               (205)

----------
 Net
expenses
103,538
=========================================================================================
 NET INVESTMENT
INCOME                                                               396

=========================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------
 Net realized loss on:

Investments
(955,822)
 Foreign currency
transactions                                                      (154)

----------
 Net realized
loss                                                              (955,976)

-----------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:

Investments
877,895
 Translation of assets and liabilities denominated in foreign
currencies          21,770

----------
 Net
change
899,665

----------
 Net realized and unrealized
loss                                                (56,311)

=========================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM
OPERATIONS                          $ (55,915)

==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

SIX MONTHS            YEAR

ENDED           ENDED

JUNE 30, 2002    DECEMBER 31,

(UNAUDITED)            2001
=================================================================================================================
 OPERATIONS

 Net investment income
(loss)                                                        $       396
$      (922)
-----------------------------------------------------------------------------------------------------------------
 Net realized
loss
(955,976)       (268,528)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized
appreciation
899,665         362,920

----------------------------
 Net increase (decrease) in net assets resulting from
operations                         (55,915)         93,470

=================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Non-Service
shares
4,241,976       3,821,166
 Service
shares
2,054,354         108,184

=================================================================================================================
 NET ASSETS
 Total
increase
6,240,415       4,022,820
-----------------------------------------------------------------------------------------------------------------
 Beginning of
period
18,622,092      14,599,272

----------------------------
 End of period [including accumulated net investment income (loss)
 of $14 and $(382),
respectively]
$24,862,507     $18,622,092

===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                 SIX MONTHS            PERIOD
                                                      ENDED             ENDED
                                              JUNE 30, 2002      DECEMBER 31,
 SERVICE SHARES                                 (UNAUDITED)           2001(1)
==============================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                $11.05            $10.61
------------------------------------------------------------------------------
 Income from investment operations:
 Net investment income                                  .01
--(2)
 Net realized and unrealized gain                       .03               .44
                                                     -------------------------
 Total from investment operations                       .04               .44
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net realized gain                        --                --
------------------------------------------------------------------------------
 Net asset value, end of period                      $11.09            $11.05
                                                     =========================

==============================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)                  0.36%             4.15%

==============================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)            $2,143              $108
------------------------------------------------------------------------------
 Average net assets (in thousands)                   $  752              $ 26
------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment gain (loss)                           0.20%           (0.34)%
 Expenses                                             1.15%             1.19%
------------------------------------------------------------------------------
 Portfolio turnover rate                                67%              213%

1. For the period from July 16, 2001 (inception of offering) to December 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Total
returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------

 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                         SIX MONTHS ENDED
JUNE 30, 2002      YEAR ENDED DECEMBER 31, 2001(1)

SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------

 NON-SERVICE SHARES
 Sold                                                         726,768    $
8,143,303          869,437      $  8,938,580
 Dividends and/or distributions reinvested
--                --                --                --
 Redeemed                                                    (355,090)
(3,901,327)        (509,595)       (5,117,414)

--------------------------------------------------------------
 Net increase                                                 371,678    $
4,241,976          359,842      $  3,821,166

==============================================================

---------------------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                         188,056    $
2,105,361           10,574      $    116,404
 Dividends and/or distributions reinvested
--                --                --                --
 Redeemed
(4,708)          (51,007)            (786)           (8,220)

--------------------------------------------------------------
 Net increase                                                 183,348    $
2,054,354            9,788      $    108,184

==============================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from July 16, 2001 (inception of offering) to December 31, 2001, for
Service shares.

ACQUISITION                                   VALUATION AS OF
UNREALIZED
 SECURITY                               DATE
COST             JUNE 30, 2002            DEPRECIATION
----------------------------------------------------------------------------------------------------------------------

 STOCKS AND/OR WARRANTS
 Canadian 88 Energy Corp.             6/4/02
$29,680                   $28,938                   $742

23 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

--------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
--------------------------------------------------------------------------------

SEMIANNUAL ("UNAUDITED") REPORT JUNE 30, 2002

          Oppenheimer
          MONEY FUND/VA
          A Series of Oppenheimer Variable Account Funds

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                 PRINCIPAL            VALUE
                                    AMOUNT       SEE NOTE 1

===========================================================
CERTIFICATES OF DEPOSIT--9.6%
-----------------------------------------------------------

DOMESTIC CERTIFICATES OF DEPOSIT--3.9%
National Bank of Commerce,
   Tennessee:
   1.88%, 6/20/03(1)            $5,000,000     $  4,999,498
   1.894%, 10/2/02(1)            5,000,000        5,000,131
Suntrust Bank, 1.955%, 5/23/03   5,000,000        5,004,256
                                               ------------
                                                 15,003,885

-----------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--5.7%
Abbey National Treasury Services
   (gtd. by Abbey National plc),
   1.87%, 7/31/02                5,000,000        5,000,000
ABN AMRO Bank NV, Chicago,
   2.13%, 9/30/02                5,000,000        5,000,062
BNP Paribas, Chicago, 1.77%,
   8/1/02               `        2,000,000        2,000,000
BNP Paribas, New York, 1.96%,
   11/13/02                      5,000,000        5,000,000
Svenska Handelsbanken, NY,
   1.94%, 1/22/03                5,000,000        5,000,282
                                               ------------
                                                 22,000,344
                                               ------------
Total Certificates of Deposit (Cost $37,004,229) 37,004,229

===========================================================
DIRECT BANK OBLIGATIONS--18.6%
-----------------------------------------------------------
Danske Corp., Series A:
   1.85%, 7/12/02                5,000,000        4,997,174
   2.03%, 10/21/02               5,000,000        4,968,422
Governor & Co. of the Bank of
   Ireland:
   1.88%, 7/11/02(2)             5,000,000        4,997,389
   1.92%, 7/3/02(2)              5,000,000        4,999,467
LaSalle Bank NA, 2.09%, 9/9/02   5,000,000        5,000,000
Nationwide Building Society,
   1.93%, 8/16/02                7,000,000        6,982,737
Nordea North America, Inc.
   (gtd. by Merita Bank plc),
   2.03%, 10/18/02               5,000,000        4,969,268
Societe Generale North America,
   2.23%, 10/2/02                5,000,000        4,971,196
Svenska Handelsbanken, Inc., Series S
   (gtd. by Svenska Handelsbanken
   AG), 1.85%, 12/18/02          5,000,000        4,956,319
U.S. Bank NA MN,
2.03%, 10/24/02                 10,000,000       10,000,000
UBS Finance (Delaware) LLC,
   2%, 7/1/02                   15,000,000       15,000,000
                                               ------------
Total Direct Bank Obligations
 (Cost $71,841,972)                              71,841,972

                                 PRINCIPAL            VALUE
                                    AMOUNT       SEE NOTE 1
===========================================================
LETTERS OF CREDIT--3.1%
-----------------------------------------------------------
Barclays Bank plc, guaranteeing
   commercial paper of Banco
   Nacional de Comercio Exterior
   SNC:
   1.92%, 7/26/02               $4,000,000     $  3,994,667
   2.25%, 9/26/02                8,000,000        7,956,717
                                               ------------
Total Letters of Credit (Cost $11,951,384)       11,951,384

===========================================================
SHORT-TERM NOTES--62.3%
-----------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
General Dynamics Corp., 1.91%,
   8/12/02(2)                    5,000,000        4,988,858
-----------------------------------------------------------
ASSET-BACKED--17.7%
Bills Securitisation Ltd.:
   2.02%, 11/15/02               3,000,000        2,976,938
   2.03%, 10/18/02               5,000,000        4,969,268
Charta Corp., 1.81%, 8/9/02(2)   5,000,000        4,990,196
Crown Point Capital Co., 1.83%,
   8/5/02(2)                     5,000,000        4,991,104
Edison Asset Securitization LLC,
   1.94%, 8/13/02(2)             5,000,000        4,988,414
Fairway Finance Corp.:
   1.80%, 7/25/02(2)             5,000,000        4,994,000
   2.25%, 9/20/02(2)             5,835,000        5,805,460
Greyhawk Funding LLC, 1.955%,
   8/14/02(2)                    5,000,000        4,988,053
Lexington Parker Capital Co. LLC,
   2.02%, 12/2/02(2)             4,000,000        3,965,436
Neptune Funding Corp.:
   1.84%, 8/23/02(2)             8,000,000        7,978,329
   1.90%, 12/19/02(2)            3,500,000        3,468,413
Park Avenue Receivables Corp.,
   1.80%, 7/24/02(2)             5,000,000        4,994,250
Scaldis Capital LLC,
     1.81%, 7/23/02(2)           4,380,000        4,375,155
VVR Funding LLC,
     1.84%, 7/15/02(2)           5,000,000        4,996,422
                                               ------------
                                                 68,481,438

-----------------------------------------------------------
BEVERAGES--1.3%
Diageo Capital plc,
     1.91%, 12/9/02(2)           5,000,000        4,957,290
-----------------------------------------------------------
BROKER-DEALER--5.4%
Banc of America Securities LLC,
   2.20%, 7/1/02(1)              5,000,000        5,000,000
Goldman Sachs Group LP,
   Promissory Note:
   1.98%, 12/13/02(3)            4,000,000        4,000,000
   2.11%, 8/30/02(3)             7,000,000        7,000,000
Morgan Stanley Dean Witter & Co.,
   2%, 12/2/02(1)                5,000,000        5,000,000
                                               ------------

                                 PRINCIPAL            VALUE
                                    AMOUNT       SEE NOTE 1
-----------------------------------------------------------
CHEMICALS--1.3%
BASF AG, 1.96%, 11/21/02(2)     $5,000,000     $  4,961,072
-----------------------------------------------------------
CONSUMER FINANCE--3.9%
American Express Credit Corp.,
   Series B:
   1.83%, 4/25/03(1)             5,000,000        5,000,000
   1.83%, 5/7/03(1)              5,000,000        5,000,000
American General Finance Corp.,
   1.98%, 1/8/03                 5,000,000        4,947,475
                                               ------------
                                                 14,947,475

-----------------------------------------------------------
DIVERSIFIED FINANCIALS--1.0%
General Electric Capital Corp.,
   2.04%, 12/23/02               4,000,000        3,960,333
-----------------------------------------------------------
FOOD PRODUCTS--1.3%
Nestle Capital Corp.,
   1.87%, 7/8/02(2)              5,000,000        4,998,182
-----------------------------------------------------------
INSURANCE--6.9%
General Electric Capital Assurance
   Co., 1.944%, 12/1/03(1,3)     5,000,000        5,000,000
ING America Insurance Holdings, Inc.:
   1.92%, 7/3/02                 3,000,000        2,999,680
   1.92%, 8/7/02                 4,000,000        3,992,107
   2.24%, 9/25/02                5,000,000        4,973,244
Metropolitan Life Insurance Co.,
   1.894%, 7/1/02(1)             3,500,000        3,500,000
Pacific Life Insurance Co.,
   1.864%, 2/14/03(1,3)          4,000,000        4,000,000
Travelers Insurance Co., 1.84%,
   9/13/02(1,3)                  2,000,000        2,000,000
                                               ------------
                                                 26,465,031

-----------------------------------------------------------
LEASING & FACTORING--2.6%
American Honda Finance Corp.:
   1.82%, 4/9/03(1)              5,000,000        5,000,000
   1.92%, 11/20/02(1)            5,000,000        5,000,842
                                               ------------
                                                 10,000,842

-----------------------------------------------------------
MEDIA--1.3%
McGraw-Hill Cos., Inc., 2.18%,
   9/23/02                       5,000,000        4,974,567
-----------------------------------------------------------
OIL & GAS--3.9%
BP Capital Markets plc, 2.16%,
   9/16/02                       5,000,000        4,976,900
Shell Finance UK plc:
   1.99%, 10/16/02               5,000,000        4,970,426
   1.99%, 10/21/02               5,000,000        4,969,045
                                               ------------
                                                 14,916,371

                                 PRINCIPAL            VALUE
                                    AMOUNT       SEE NOTE 1
-----------------------------------------------------------
PHARMACEUTICALS--3.9%
Aventis, 1.85%, 7/17/02(2)      $5,000,000     $  4,995,889
Wyeth, 1.889%, 12/20/02(2)      10,000,000       10,000,000
                                               ------------
                                                 14,995,889

-----------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--10.5%
Beta Finance, Inc., 1.95%,
   7/2/022(2)                    4,400,000        4,399,762
Cooperative Assn. of Tractor
   Dealers, Inc., Series B,
   1.85%, 7/10/02                5,600,000        5,597,410
Independence Funding LLC:
   1.82%, 8/2/02(2)              6,000,000        5,990,293
   1.91%, 9/23/02(2)             5,000,000        4,978,417
K2 (USA) LLC:
   1.99%, 9/3/02(2)              6,000,000        5,978,773
   2.10%, 1/15/03(2)             3,100,000        3,064,195
LINKS Finance LLC:
   1.87%, 5/15/03(1)             3,000,000        2,999,700
   2%, 7/1/02(2)                   500,000          500,000
Long Lane Master Trust 4,
   1.86%, 8/8/02(4)              7,000,000        6,986,257
                                               ------------
                                                 40,494,807
                                               ------------
Total Short-Term Notes (Cost $240,142,155)      240,142,155

===========================================================
U.S. GOVERNMENT AGENCIES--6.2%
-----------------------------------------------------------
Federal Home Loan Bank:
   1.77%, 8/9/02                 5,000,000        4,990,413
   6%, 8/15/02                   5,000,000        5,025,045
Federal Home Loan Mortgage Corp.:
   1.77%, 8/8/02                 5,000,000        4,990,658
   1.79%, 8/1/02                 5,000,000        4,992,293
Federal National Mortgage Assn.,
   6.375%, 10/15/02              4,000,000        4,049,766
                                               ------------
Total U.S. Government Agencies
   (Cost $24,048,175)                            24,048,175

-----------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $384,987,915)                99.8%     384,987,915
-----------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES        0.2          890,135
                                 --------------------------
NET ASSETS                           100.0%    $385,878,050
                                 ==========================

STATEMENT OF INVESTMENTS  Unaudited / Continued

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

June 30, 2002

==========================================================================================================================
 ASSETS
--------------------------------------------------------------------------------------------------------------------------

 Investments, at value (cost $384,987,915)-- see accompanying
statement                                       $384,987,915
--------------------------------------------------------------------------------------------------------------------------

Cash
216,139
--------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest
sold
1,189,227

Interest
492,110
 Investments
sold
32

------------
 Total
assets
386,885,423

==========================================================================================================================
 LIABILITIES
--------------------------------------------------------------------------------------------------------------------------

 Payables and other liabilities:
 Shares of beneficial interest
redeemed
817,241

Dividends
114,664
 Shareholder
reports
26,241
 Transfer and shareholder servicing agent
fees                                                                       1,511
 Trustees'
compensation
120

Other
47,596

------------
 Total
liabilities
1,007,373

==========================================================================================================================
 NET
ASSETS
$385,878,050

============

==========================================================================================================================
 COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial
interest                                                                   $
385,850
--------------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
385,464,602
--------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment
transactions                                                           27,598

------------
 NET ASSETS--applicable to 385,850,473 shares of beneficial interest
outstanding                              $385,878,050

============
==========================================================================================================================
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER
SHARE                                            $1.00

============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended June 30, 2002
==========================================================================================================================
 INVESTMENT INCOME
--------------------------------------------------------------------------------------------------------------------------

Interest
$3,752,718

==========================================================================================================================
 EXPENSES
--------------------------------------------------------------------------------------------------------------------------
 Management
fees
847,576
--------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                                                       6,495
--------------------------------------------------------------------------------------------------------------------------
 Trustees'
compensation
2,546
--------------------------------------------------------------------------------------------------------------------------
 Custodian fees and
expenses
2,161
--------------------------------------------------------------------------------------------------------------------------

Other
31,102

----------
 Total
expenses
889,880
 Less reduction to custodian
expenses
(1,998)

----------
 Net
expenses
887,882

==========================================================================================================================
 NET INVESTMENT
INCOME
2,864,836

==========================================================================================================================
 NET REALIZED GAIN ON
INVESTMENTS
6,091

==========================================================================================================================
 NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                           $2,870,927

==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS            YEAR

ENDED           ENDED

JUNE 30, 2002    DECEMBER 31,

(UNAUDITED)            2001
==========================================================================================================================
 OPERATIONS
---------------------------------------------------------------------------------------------------------------------------

 Net investment
income
$  2,864,836    $ 10,350,301
---------------------------------------------------------------------------------------------------------------------------
 Net realized
gain
6,091          35,731

-----------------------------
 Net increase in net assets resulting from
operations                                            2,870,927      10,386,032

==========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------------
 Dividends from net investment
income                                                           (2,864,836)
(10,350,301)

==========================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial interest
transactions                     15,643,049     154,422,163

==========================================================================================================================
 NET ASSETS
--------------------------------------------------------------------------------
 Total
increase
15,649,140     154,457,894
--------------------------------------------------------------------------------
 Beginning of
period
370,228,910     215,771,016

-----------------------------
 End of
period
$385,878,050    $370,228,910

=============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

SIX MONTHS ENDED JUNE 30, 2002       YEAR ENDED DECEMBER 31, 2001

SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------

 Sold                                                     759,756,482     $
759,756,482    1,020,448,982    $1,020,448,982
 Dividends and/or distributions reinvested                  2,880,495
2,880,495       10,350,301        10,350,301
 Redeemed                                                (746,993,928)
$(746,993,928)    (876,377,120)     (876,377,120)

------------------------------------------------------------------
 Net increase                                              15,643,049      $
15,643,049      154,422,163      $154,422,163

SEMIANNUAL ("UNAUDITED") REPORT JUNE 30, 2002

Oppenheimer
Multiple Strategies Fund/VA

A Series of Oppenheimer Variable Account Funds

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited
--------------------------------------------------------------------------------

                                                                   MARKET VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--51.7%

--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.7%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.5%
Borg-Warner Automotive, Inc.(1,2)                       20,000     $  1,155,200
Delphi Corp.                                           110,000        1,452,000
                                                                   -------------
                                                                      2,607,200
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Brinker International, Inc.(1,2)                        78,000        2,476,500
MGM Mirage, Inc.(1,2)                                   22,000          742,500
                                                                   -------------
                                                                      3,219,000
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.7%
Matsushita Electric Industrial
   Co. Ltd., Sponsored ADR                              82,000        1,134,060
Nintendo Co. Ltd.                                       10,000        1,472,551
Sony Corp.                                              13,000          686,551
Sony Corp., Sponsored ADR                                6,000          318,600
                                                                   -------------
                                                                      3,611,762
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.4%
Callaway Golf Co.(2)                                   122,000        1,932,480
Hasbro, Inc.(2)                                         90,000        1,220,400
Mattel, Inc.                                           138,000        2,909,045
Shimano, Inc.                                          100,000        1,356,583
                                                                             --
                                                                   -------------
                                                                      7,418,508
--------------------------------------------------------------------------------
MEDIA--3.7%
Cox Radio, Inc., Cl. A(1,2)                             48,300        1,164,030
EchoStar Communications
   Corp., Cl. A(1)                                      96,000        1,781,760
General Motors Corp., Cl. H(1,2)                        36,000          374,400
Martha Stewart Living
   Omnimedia, Inc., Cl. A(1)                            59,000          676,730
News Corp. Ltd. (The),
   Sponsored ADR, Preference                            56,000        1,106,000
Omnicom Group, Inc.                                     45,700        2,093,060
Reed Elsevier plc                                      144,000        1,368,578
SCMP Group Ltd.                                      1,608,000          932,846
SES Global, FDR                                         80,000          790,080
Viacom, Inc., Cl. B(1)                                 200,000        8,874,000
                                                                   -------------
                                                                     19,161,484
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.3%
Federated Department Stores, Inc.(1,2)                  42,100        1,671,370
--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.0%
Borders Group, Inc.(1,2)                                60,000        1,104,000
Children's Place Retail Stores, Inc.(1,2)               27,500          728,777
Gap, Inc. (The)                                        115,100        1,634,420
Talbots, Inc. (The)(2)                                  30,000        1,050,000
Tiffany & Co.                                           24,800          872,960
                                                                   -------------
                                                                      5,390,157

                                                                   MARKET VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES & APPAREL--0.5%
Jones Apparel Group, Inc.(1,2)                          23,500   $      881,250
Nike, Inc., Cl. B(2)                                    32,500        1,743,625
                                                                   -------------
                                                                      2,624,875
--------------------------------------------------------------------------------
CONSUMER STAPLES--2.9%
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING--0.0%
Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar,
   Sponsored ADR                                        14,000          249,060
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.3%
ConAgra Foods, Inc.                                     78,000        2,156,700
Sara Lee Corp.                                          30,000          619,200
Tyson Foods, Inc., Cl. A                               151,000        2,342,010
Unilever NV, NY Shares                                  26,000        1,684,800
                                                                   -------------
                                                                      6,802,710
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.9%
Estee Lauder Cos., Inc. (The), Cl. A                    36,000        1,267,200
Wella AG                                                55,900        3,240,641
                                                                   -------------
                                                                      4,507,841
--------------------------------------------------------------------------------
TOBACCO--0.7%
Philip Morris Cos., Inc.                                82,000        3,581,760
--------------------------------------------------------------------------------
ENERGY--4.4%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.4%
Cooper Cameron Corp.(1,2)                               28,000        1,355,760
Core Laboratories NV(1)                                 67,000          805,340
GlobalSantaFe Corp.                                     69,000        1,887,150
Noble Corp.(1,2)                                        60,600        2,339,160
Petroleum Geo-Services ASA,
   Sponsored ADR(1)                                    140,000          504,000
Transocean, Inc.(2)                                     24,000          747,600
                                                                   -------------
                                                                      7,639,010
--------------------------------------------------------------------------------
OIL & GAS--3.0%
Devon Energy Corp.(2)                                   46,000        2,266,880
Houston Exploration Co.(1)                              24,400          707,600
Murphy Oil Corp.(2)                                     12,600        1,039,500
Ocean Energy, Inc.                                      40,000          866,800
Petroleo Brasileiro SA, Preference                      33,300          575,931
Talisman Energy, Inc.                                   64,000        2,871,984
TotalFinaElf SA, B Shares                                1,700          276,014
TotalFinaElf SA, Sponsored ADR                          17,100        1,383,390
Unocal Corp.(2)                                        130,000        4,802,200
Westport Resources Corp.(1)                             50,000          820,000
                                                                   -------------
                                                                     15,610,299

                                                                   MARKET VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
FINANCIALS--7.8%
--------------------------------------------------------------------------------
BANKS--3.1%
Bank of America Corp.(2)                                87,500     $  6,156,500
Bank of New York Co., Inc. (The)                        50,000        1,687,500
BBVA Banco Frances SA, ADR(1)                           15,833           22,958
ICICI Bank Ltd., Sponsored ADR                          44,375          310,625
U.S. Bancorp                                            89,000        2,078,150
UBS AG(1)                                               25,050        1,259,822
UniCredito Italiano SpA                                414,000        1,872,608
Washington Mutual, Inc.                                 77,000        2,857,470
                                                                   -------------
                                                                     16,245,633
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--1.7%
J.P. Morgan Chase & Co.                                235,000        7,971,200
Merrill Lynch & Co., Inc.                               20,000          810,000
Morgan Stanley                                           4,500          193,860
Perez Companc SA,
   Sponsored ADR(1)                                     14,880           84,816
                                                                   -------------
                                                                      9,059,876
--------------------------------------------------------------------------------
INSURANCE--0.8%
American International Group, Inc.                      17,500        1,194,025
Hartford Financial Services
   Group, Inc.                                          40,000        2,378,800
Zurich Financial Services AG                             2,400          484,580
                                                                   -------------
                                                                      4,057,405
--------------------------------------------------------------------------------
REAL ESTATE--2.2%
Camden Property Trust                                   28,000        1,036,840
CarrAmerica Realty Corp.                                33,000        1,018,050
Developers Diversified Realty Corp.                    100,000        2,250,000
Equity Office Properties Trust                          46,000        1,384,600
Health Care Property Investors, Inc.                    33,800        1,450,020
Host Marriott Corp.                                    270,000        3,051,000
IRSA Inversiones y
   Representaciones SA,
   Sponsored GDR(1)                                     16,195           66,399
Shurgard Storage Centers, Inc.                          44,000        1,526,800
                                                                   -------------
                                                                     11,783,709
--------------------------------------------------------------------------------
HEALTH CARE--7.8%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%
Affymetrix, Inc.(1,2)                                   41,000          983,590
Biogen, Inc.(1)                                         10,000          414,300
Human Genome Sciences, Inc.(1,2)                        73,500          984,900
Millennium Pharmaceuticals, Inc.(1,2)                   35,000          425,250
Wyeth                                                   46,000        2,355,200
                                                                   -------------
                                                                      5,163,240

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Boston Scientific Corp.(1,2)                            56,000        1,641,920
Guidant Corp.(1)                                        55,000        1,662,650

                                                                   MARKET VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
Sun Healthcare Group, Inc.(1)                              496     $      7,998
                                                                   -------------
                                                                      3,312,568
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.9%
Anthem, Inc.(1,2)                                       23,400        1,579,032
Covance, Inc.(1)                                       125,500        2,353,125
Healthsouth Corp.(1)                                   125,000        1,598,750
Humana, Inc.(1)                                        108,000        1,688,040
Quintiles Transnational Corp.(1)                       108,000        1,348,920
Service Corp. International(1)                         265,000        1,279,950
                                                                   -------------
                                                                      9,847,817
--------------------------------------------------------------------------------
PHARMACEUTICALS--4.3%
Abbott Laboratories                                     77,000        2,899,050
AstraZeneca plc                                         38,000        1,579,457
Bristol-Myers Squibb Co.                                45,000        1,156,500
GlaxoSmithKline plc, ADR                                62,000        2,674,680
Johnson & Johnson(2)                                    78,000        4,076,280
Merck & Co., Inc.                                       44,000        2,228,160
Novartis AG                                             74,800        3,289,431
Pliva d.d., GDR(3)                                      20,000          294,800
Schering-Plough Corp.                                   95,000        2,337,000
Watson Pharmaceuticals, Inc.(1)                         80,200        2,026,654
                                                                   -------------
                                                                     22,562,012
--------------------------------------------------------------------------------
INDUSTRIALS--3.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.4%
Boeing Co.(2)                                           33,000        1,485,000
Northrop Grumman Corp.                                   4,600          575,000
Orbital Sciences Corp.(1)                                1,019            8,121
                                                                   -------------
                                                                      2,068,121
--------------------------------------------------------------------------------
AIR FREIGHT & COURIERS--0.2%
United Parcel Service, Inc., Cl. B                      19,000        1,173,250
--------------------------------------------------------------------------------
AIRLINES--0.3%
Delta Air Lines, Inc.(2)                                46,000          920,000
Singapore Airlines Ltd.                                116,000          846,955
                                                                   -------------
                                                                      1,766,955
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.4%
GrafTech International Ltd.(1)                         195,000        2,398,500
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.4%
Pittston Brink's Group                                  79,000        1,896,000
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Active Power, Inc.(1)                                  137,000          494,570
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Tyco International Ltd.(2)                             113,000        1,526,630
--------------------------------------------------------------------------------
MACHINERY--0.4%
Komatsu Ltd.                                           196,000          701,519
Morgan Crucible Co. plc                                321,800          553,993
Wolverine Tube, Inc.(1)                                 83,600          631,180
                                                                   -------------
                                                                      1,886,692

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                   MARKET VALUE
                                                        SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Burlington Northern Santa Fe Corp.                      46,000     $  1,380,000
Swift Transportation Co., Inc.(1,2)                     90,000        2,097,000
                                                                   -------------
                                                                      3,477,000
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--9.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.9%
Brocade Communications
   Systems, Inc.(1)                                     67,400        1,178,152
Cisco Systems, Inc.(1)                                  97,000        1,353,150
Juniper Networks, Inc.(1)                               45,000          254,250
Motorola, Inc.                                         133,000        1,917,860
                                                                   -------------
                                                                      4,703,412
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.9%
EMC Corp.(1)                                            90,000          679,500
International Business
   Machines Corp.(2)                                   128,000        9,216,000
                                                                   -------------
                                                                      9,895,500
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.2%
Cognex Corp.(1,2)                                       73,000        1,463,650
Keyence Corp.                                            8,360        1,770,903
Millipore Corp.                                         32,000        1,023,360
SureBeam Corp., Cl. A(1)                                58,000          316,680
Thermo Electron Corp.                                   25,000          412,500
Waters Corp.(1,2)                                       55,000        1,468,500
                                                                   -------------
                                                                      6,455,593
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.3%
Check Point Software
   Technologies Ltd.(1)                                 60,000          813,600
Yahoo!, Inc.(1,2)                                       49,000          723,240
                                                                   -------------
                                                                      1,536,840
--------------------------------------------------------------------------------
IT CONSULTING & SERVICES--0.4%
Titan Corp. (The)(1,2)                                 110,000        2,011,900
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.1%
Canon, Inc.                                             22,000          831,470
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.1%
Analog Devices, Inc.(1)                                 53,000        1,574,100
Applied Micro Circuits Corp.                            80,000          378,400
ASML Holding NV(1)                                      70,000        1,058,400
Intel Corp.                                            221,000        4,037,670
International Rectifier Corp.(1)                        17,000          495,550
KLA-Tencor Corp.(1,2)                                   43,000        1,891,570
Lam Research Corp.(1)                                   81,000        1,456,380
National Semiconductor Corp.(1,2)                       64,000        1,866,880
STMicroelectronics NV, NY
   Registered Shares                                    64,000        1,557,120
Teradyne, Inc.(1,2)                                     94,000        2,209,000
                                                                   -------------
                                                                     16,525,070

                                                                   MARKET VALUE
                                                        SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE--1.3%
BEA Systems, Inc.(1)                                    83,000     $    789,330
Computer Associates
   International, Inc.(2)                               15,000          238,350
i2 Technologies, Inc.(1)                               150,000          222,000
Intuit, Inc.(1,2)                                        5,000          248,600
Peoplesoft, Inc.(1,2)                                   80,000        1,190,400
Red Hat, Inc.(1)                                       111,000          651,570
Reynolds & Reynolds Co., Cl. A                          30,900          863,655
Synopsys, Inc.(1,2)                                     35,000        1,918,350
Veritas Software Corp.(1,2)                             31,700          627,343
                                                                   -------------
                                                                      6,749,598
--------------------------------------------------------------------------------
MATERIALS--4.6%
--------------------------------------------------------------------------------
CHEMICALS--2.8%
Cabot Corp.(2)                                          75,400        2,160,210
Dow Chemical Co.                                        29,000          997,020
Engelhard Corp.(2)                                      80,000        2,265,600
Ferro Corp.                                             88,000        2,653,200
Hercules, Inc.(1,2)                                    142,000        1,647,200
International Flavors &
   Fragrances, Inc.(2)                                  64,000        2,079,360
Monsanto Co.                                            49,000          872,200
Praxair, Inc.(2)                                        36,000        2,050,920
                                                                   -------------
                                                                     14,725,710
--------------------------------------------------------------------------------
METALS & MINING--0.9%
Alcoa, Inc.                                             35,000        1,160,250
Companhia Vale do Rio Doce,
   Sponsored ADR                                        68,800        1,785,360
Quanex Corp.                                            38,095        1,664,752
                                                                   -------------
                                                                      4,610,362
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.9%
Georgia-Pacific Corp.                                  113,000        2,777,540
Sappi Ltd., Sponsored ADR                               50,000          701,000
UPM-Kymmene Oyj                                         34,000        1,338,435
                                                                   -------------
                                                                      4,816,975
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.2%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
SBC Communications, Inc.(2)                             10,500          320,250
Tele Norte Leste Participacoes
   SA (Telemar)                                     26,283,402          220,189
Tele Norte Leste Participacoes
   SA (Telemar), Preference                          3,077,585           30,738
Telefonica SA, BDR                                      16,262          134,637
WorldCom, Inc./WorldCom Group(1)                       375,000           33,750
                                                                   -------------
                                                                        739,564
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.1%
AT&T Corp.                                          298,000        3,188,600

MARKET VALUE
                                                        SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
AT&T Wireless Services, Inc.(1)                    363,000     $  2,123,550
Millicom International Cellular SA(1)                  205,000          328,000
Telesp Celular Participacoes SA(1)                  49,153,261           68,802
                                                                   -------------
                                                                      5,708,952
--------------------------------------------------------------------------------
UTILITIES--1.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%
Edison International(1,2)                               41,000          697,000
Northeast Utilities Co.                                 86,000        1,617,660
Progress Energy, Inc.                                   28,000        1,456,280
Xcel Energy, Inc.                                       56,000          939,120
                                                                   -------------
                                                                      4,710,060
--------------------------------------------------------------------------------
GAS UTILITIES--0.5%
El Paso Corp.(2)                                        66,400        1,368,504
NiSource, Inc.                                          54,000        1,178,820
                                                                   -------------
                                                                      2,547,324
--------------------------------------------------------------------------------
MULTI-UTILITIES--0.5%
Energy East Corp.                                       65,000        1,469,000
NorthWestern Corp.                                      67,000        1,135,650
                                                                   -------------
                                                                      2,604,650
                                                                   -------------

Total Common Stocks (Cost $242,867,479)                             271,987,994
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.5%

Qwest Trends Trust, 5.75% Cv.(3)                        63,000          574,875
Rouse Co. (The), $3.00 Cv., Series B                    23,000        1,081,000
Sovereign Capital Trust II, 7.50%
   Cv. Preferred Income Equity
   Redeemable Stock, Units (each
   unit consists of one preferred
   plus one warrant to purchase
   5.3355 shares of Sovereign
   Bancorp common stock)(4)                             12,500        1,025,000
                                                                   -------------
Total Preferred Stocks (Cost $4,740,578)                              2,680,875

                                                         UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%

Applera Corp./Applied Biosystems
   Group, Cl. G Wts., Exp. 9/11/03(1,5)                    249              747
Covergent Communications, Inc.
   Wts., Exp. 4/1/08(1,5)                                1,000               10
Health Facilities Holdings, Inc. Wts.,
   Exp. 9/27/09(1,5)                                     2,593              259
Mexico Value Rts., Exp. 6/30/03(1)                   4,450,000            1,152
Sun Healthcare Group, Inc. Wts.,
   Exp. 2/28/05(1,5)                                     1,241              621
                                                                   -------------
Total Rights, Warrants and
   Certificates (Cost $38,888)                                            2,789

                                                     PRINCIPAL     MARKET VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--5.7%

Federal Home Loan Mortgage
   Corp., Gtd. Multiclass Mtg.
   Pass-Through Certificates,
   7%, 5/1/29                                    $   2,649,211     $  2,748,345
Federal Home Loan Mortgage
   Corp., Interest-Only Stripped
   Mtg.-Backed Security:
     Series 203, Cl. IO, 6.50%,
     6/15/29(6)                                     10,250,892        2,260,002
     Series 204, Cl. IO, 6%,
     5/15/29(6)                                      9,967,942        2,317,547
Federal National Mortgage Assn.:
   6%, 5/1/16                                       16,898,666       17,263,000
   6.50%, 11/1/27 - 12/1/27                          2,345,552        2,400,696
Federal National Mortgage
   Assn. Nts.:
     5.125%, 2/13/04                                 1,750,000        1,816,498
     7.125%, 1/15/30                                   400,000          449,359
Government National
   Mortgage Assn., 8%, 4/15/23                         842,429          908,333
                                                                   -------------
Total Mortgage-Backed
   Obligations (Cost $29,343,152)                                    30,163,780
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--14.8%

U.S. Treasury Bonds:
   6%, 2/15/26                                         575,000          598,268
   7.50%, 11/15/16                                   1,310,000        1,576,922
   8.875%, 8/15/17                                   2,900,000        3,912,468
U.S. Treasury Bonds, STRIPS:
   6.30%, 8/15/25(7)                                10,965,000        2,788,586
   6.54%, 8/15/15(7)                                 6,035,000        2,893,945
   7.10%, 11/15/18(7)                               13,600,000        5,199,390
   7.26%, 11/15/18(7)                                8,500,000        3,259,971
   7.31%, 8/15/19(7)                                15,300,000        5,597,260
U.S. Treasury Nts.:
   3.50%, 11/15/06                                   5,000,000        4,912,505
   5%, 8/15/11                                       5,000,000        5,071,010
   5.75%, 8/15/03                                    3,300,000        3,432,518
   5.875%, 9/30/02                                  15,000,000       15,163,845
   6.125%, 8/15/07                                   3,500,000        3,815,896
   6.25%, 2/15/07                                    8,800,000        9,632,031
   6.375%, 8/15/02                                   5,000,000        5,031,895
   6.50%, 8/15/05 - 10/15/06                         4,655,000        5,114,830
                                                                   -------------
Total U.S. Government
   Obligations (Cost $72,632,672)                                    78,001,340

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--9.0%
--------------------------------------------------------------------------------
ARGENTINA--0.6%
Argentina (Republic of) Nts.,
   14.062%, 11/30/02(1,8)                          $13,125,000     $  2,428,125
Argentina (Republic of) Par Bonds,
   5.984%, 3/31/23(1,8)                              1,665,000          740,925
                                                                   -------------
                                                                      3,169,050
--------------------------------------------------------------------------------
AUSTRALIA--0.5%
New South Wales Treasury Corp.
   Gtd. Bonds, 7%, 4/1/04 [AUD]                      3,160,000        1,809,926
Queensland Treasury Corp.
   Global Exchangeable Gtd. Nts.,
   10.50%, 5/15/03 [AUD]                             1,800,000        1,054,938
                                                                   -------------
                                                                      2,864,864
--------------------------------------------------------------------------------
BRAZIL--2.8%
Brazil (Federal Republic of) Eligible
   Interest Bonds, 3.063%, 4/15/06(9)                8,915,200        7,154,448
Brazil (Federal Republic of) Debt
   Capitalization Bonds, Series
   20 yr., 8%, 4/15/14                              11,876,949        7,541,863
                                                                   -------------
                                                                     14,696,311
--------------------------------------------------------------------------------
CANADA--2.2%
Canada (Government of) Bonds,
   Series WL43, 5.75%, 6/1/29 [CAD]                  3,670,000        2,399,773
Canada (Government of) Bonds,
   8.75%, 12/1/05 [CAD]                             12,200,000        9,105,922
                                                                   -------------
                                                                     11,505,695
--------------------------------------------------------------------------------
DENMARK--0.9%
Denmark (Kingdom of) Bonds,
   8%, 3/15/06 [DKK]                                32,100,000        4,731,420
--------------------------------------------------------------------------------
GREAT BRITAIN--0.8%
United Kingdom Treasury Bonds,
   6.75%, 11/26/04 [GBP]                             2,680,000        4,263,644
--------------------------------------------------------------------------------
MEXICO--0.8%
United Mexican States
   Collateralized Fixed Rate
   Par Bonds, Series W-A,
   6.25%, 12/31/19                                   4,450,000        4,221,937
--------------------------------------------------------------------------------
PHILIPPINES--0.2%
Philippines (Republic of) Bonds,
   8.60%, 6/15/27(5)                                 1,150,000          940,125

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
SOUTH AFRICA--0.2%
Eskom Depositary Receipts,
   Series E168, 11%, 6/1/08 [ZAR]                   12,570,000     $  1,153,406
                                                                   -------------
Total Foreign Government
   Obligations (Cost $62,171,429)                                    47,546,452

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--10.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.0%
Cambridge Industries, Inc.
   Liquidating Trust Interests,
   7/15/07                                             309,823               --
Collins & Aikman Floorcoverings,
   Inc., 9.75% Sr. Sub. Nts., 2/15/10(3)               200,000          205,000
                                                                   -------------
                                                                        205,000
--------------------------------------------------------------------------------
AUTOMOBILES--0.1%
Ford Motor Co., 7.70% Unsec. Debs.,
   5/15/97                                             400,000          363,374
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Boyd Gaming Corp., 8.75% Nts.,
   4/15/12(3)                                          200,000          202,000
Coast Hotels & Casinos, Inc.,
   9.50% Sr. Sub. Nts., 4/1/09(3)                      200,000          211,000
Horseshoe Gaming LLC,
   8.625% Sr. Sub. Nts., 5/15/09                       400,000          409,000
Isle of Capri Casinos, Inc.,
   9% Sr. Sub. Nts., 3/15/12(3)                        300,000          304,500
MGM Mirage, Inc., 8.375% Sr.
   Unsec. Sub. Nts., 2/1/11                            400,000          404,000
Mohegan Tribal Gaming Authority,
   8% Sr. Sub. Nts., 4/1/12(3)                         400,000          403,500
Penn National Gaming, Inc.,
   8.875% Sr. Sub. Nts., 3/15/10                       500,000          496,250
Premier Parks, Inc., 9.75% Sr. Nts.,
   6/15/07                                             500,000          515,000
Sun International Hotels Ltd.,
   8.875% Sr. Sub. Nts., 8/15/11(3)                    400,000          410,500
                                                                   -------------
                                                                      3,355,750
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.0%
Beazer Homes USA, Inc.,
   8.375% Sr. Nts., 4/15/12(3)                         400,000          406,000
Blount, Inc., 13% Sr. Sub. Nts.,
   8/1/09                                              700,000          476,000
D.R. Horton, Inc., 9.75% Sr. Sub.
   Nts., 9/15/10                                       400,000          416,000

PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
K. Hovnanian Enterprises, Inc.,
   8.875% Sr. Sub. Nts., 4/1/12(3)                  $  700,000     $    692,125
KB Home:
   7.75% Sr. Nts., 10/15/04                            400,000          406,000
   8.625% Sr. Sub. Nts., 12/15/08                      600,000          609,000
Standard Pacific Corp., 9.25% Sr.
   Sub. Nts., 4/15/12                                  200,000          202,000
Toll Corp., 8.25% Sr. Sub. Nts.,
   12/1/11                                           1,750,000        1,767,500
Williams Scotsman, Inc., 9.875%
   Sr. Unsec. Nts., 6/1/07(3)                          400,000          384,000
                                                                   -------------
                                                                      5,358,625
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.1%
Amazon.com, Inc., 0%/10% Sr.
   Unsec. Disc. Nts., 5/1/08(10)                       500,000          457,500
--------------------------------------------------------------------------------
MEDIA--1.9%
Adelphia Communications Corp.:
   10.25% Sr. Unsec. Sub. Nts.,
   6/15/11(8)                                          400,000          166,000
   10.875% Sr. Unsec. Nts., 10/1/10(8)                 200,000           80,000
AMC Entertainment, Inc., 9.50%
   Sr. Unsec. Sub. Nts., 2/1/11                        300,000          298,875
Chancellor Media Corp.,
   8.75% Sr. Unsec. Sub. Nts.,
   Series B, 6/15/07                                 1,000,000        1,005,000
Charter Communications
   Holdings LLC/Charter
   Communications Holdings
   Capital Corp.:
   0%/9.92% Sr. Unsec. Disc.
   Nts., 4/1/11(10)                                    400,000          193,000
   10% Sr. Nts., 4/1/09                                600,000          417,000
Cumulus Media, Inc., 10.375%
   Sr. Unsec. Sub. Nts., 7/1/08                        300,000          319,500
EchoStar Broadband Corp.,
   10.375% Sr. Unsec. Nts., 10/1/07                  1,000,000          960,000
EchoStar DBS Corp., 9.375%
   Sr. Unsec. Nts., 2/1/09                             700,000          651,000
Entravision Communications
   Corp., 8.125% Sr. Sub. Nts., 3/15/09(3)             200,000          202,000
Lamar Advertising Co., 9.625%
   Sr. Unsec. Sub. Nts., 12/1/06                       150,000          154,875
Mediacom LLC/Mediacom
   Capital Corp., 9.50% Sr. Unsec.
   Nts., 1/15/13                                       500,000          435,000
Rogers Cablesystems Ltd., 10%
   Second Priority Sr. Sec. Debs.,
   12/1/07                                           1,000,000        1,045,000

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
   8.75% Sr. Sub. Nts., 12/15/07                    $  900,000     $    900,000
   8.75% Sr. Sub. Nts., 12/15/11                       250,000          251,250
   9% Sr. Unsec. Sub. Nts., 7/15/07                    375,000          376,875
Six Flags, Inc., 8.875% Sr. Nts., 2/1/10               300,000          300,000
Time Warner Entertainment
   Co. LP, 10.15% Sr. Nts., 5/1/12                     500,000          571,918
Time Warner, Inc., 9.125% Debs.,
   1/15/13                                             500,000          554,380
United Pan-Europe
   Communications NV, 10.875%
   Sr. Unsec. Nts., Series B, 8/1/09(8)                400,000           54,000
Viacom, Inc., 7.70% Sr. Unsec. Nts.,
   7/30/10                                             750,000          821,319
                                                                   -------------
                                                                      9,756,992
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.1%
Wal-Mart Stores, Inc., 7.55% Sr.
   Unsec. Nts., 2/15/30                                400,000          461,230
--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
CSK Auto, Inc., 12% Sr. Nts.,
   6/15/06(3)                                          300,000          322,125
Petco Animal Supplies, Inc.,
   10.75% Sr. Sub. Nts., 11/1/11                       250,000          271,250
United Auto Group, Inc., 9.625%
   Sr. Sub. Nts., 3/15/12(3)                           200,000          202,000
United Rentals, Inc., 9% Sr.
   Unsec. Sub. Nts., Series B, 4/1/09                  500,000          500,000
                                                                   -------------
                                                                      1,295,375
--------------------------------------------------------------------------------
CONSUMER STAPLES--0.7%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Coca-Cola Co. (The), 7.375%
   Unsec. Debs., 7/29/93                               360,000          380,577
--------------------------------------------------------------------------------
FOOD & DRUG RETAILING--0.3%
Fleming Cos., Inc., 10.625% Sr.
   Unsec. Sub. Nts., Series D, 7/31/07               1,000,000          985,000
Great Atlantic & Pacific Tea Co.,
   Inc. (The), 9.125% Sr. Nts., 12/15/11               100,000           93,500
Pathmark Stores, Inc., 8.75%
   Sr. Sub. Nts., 2/1/12                               300,000          306,000
                                                                   -------------
                                                                      1,384,500
--------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
Canandaigua Brands, Inc.,
   8.625% Sr. Unsec. Nts., 8/1/06                      700,000          738,500
Dole Food Co., Inc., 7.25%
   Nts., 5/1/09(3)                                     500,000          511,922
Smithfield Foods, Inc., 8% Sr.
   Nts., Series B, 10/15/09                            400,000          408,000
                                                                   -------------

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.0%
Revlon Consumer Products Corp.,
   12% Sr. Sec. Nts., 12/1/05                       $  250,000     $    250,000
--------------------------------------------------------------------------------
ENERGY--0.9%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.2%
BRL Universal Equipment Corp.,
   8.875% Sr. Sec. Nts., 2/15/08                       500,000          497,500
Hornbeck-Leevac Marine Services,
   Inc., 10.625% Sr. Nts., 8/1/08                      250,000          262,812
R&B Falcon Corp., 9.50% Sr. Unsec.
   Nts., 12/15/08                                      500,000          593,504
                                                                   -------------
                                                                      1,353,816
--------------------------------------------------------------------------------
OIL & GAS--0.7%
Chesapeake Energy Corp.:
   8.125% Sr. Unsec. Nts., 4/1/11                      200,000          197,500
   8.375% Sr. Unsec. Nts., 11/1/08                     400,000          402,000
Conoco, Inc., 6.95% Sr. Unsec. Nts.,
   4/15/29                                             400,000          410,044
Forest Oil Corp., 10.50% Sr. Unsec.
   Sub. Nts., 1/15/06                                  400,000          428,000
Frontier Oil Corp., 11.75% Sr. Nts.,
   11/15/09                                            250,000          266,875
Funding Corp./Beaver Valley
   Funding Corp., 9% Second
   Lease Obligation Bonds, 6/1/17                      989,000        1,060,296
Pennzoil-Quaker State Co.,
   10% Sr. Nts., 11/1/08(5)                            250,000          294,062
Stone Energy Corp., 8.25% Sr.
   Unsec. Sub. Nts., 12/15/11                          250,000          251,250
Westport Resources Corp., 8.25%
   Sr. Unsec. Sub. Nts., 11/1/11                       250,000          257,500
                                                                   -------------
                                                                      3,567,527
--------------------------------------------------------------------------------
FINANCIALS--0.9%
--------------------------------------------------------------------------------
BANKS--0.2%
ABN Amro Bank NV (NY Branch),
   7.125% Sub. Nts., Series B, 10/15/93                400,000          424,938
Bank of America Corp., 7.80% Jr.
   Unsec. Sub. Nts., 2/15/10                           400,000          448,268
                                                                   -------------
                                                                        873,206
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--0.4%
Citigroup, Inc., 6.875% Unsec. Nts.,
   2/15/98                                             450,000          446,709
General Electric Capital Corp.,
   7.25% Nts., Series A, 2/1/05                        400,000          431,412
Goldman Sachs Group, Inc. (The),
   7.80% Sr. Unsec. Unsub. Nts.,
   Series B, 1/28/10                                   400,000          439,371

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co., 6.75%
   Sub. Nts., 2/1/11                                $  750,000     $    778,646
Metris Cos., Inc., 10% Sr. Unsec.
   Nts., 11/1/04                                       200,000          185,000
                                                                   -------------
                                                                      2,281,138
--------------------------------------------------------------------------------
REAL ESTATE--0.3%
Host Marriott LP, 9.50% Sr. Nts.,
   1/15/07(3)                                          400,000          405,500
MeriStar Hospitality Corp.:
   8.75% Sr. Unsec. Sub. Nts., 8/15/07                 500,000          445,000
   9.125% Sr. Nts., 1/15/11                            500,000          480,000
   9.125% Sr. Unsec. Nts., 1/15/11(3)                  200,000          192,000
MeriStar Hospitality Operating
   Partnership/Finance Corp. II,
   10.50% Sr. Nts., 6/15/09(3)                         250,000          253,750
                                                                   -------------
                                                                      1,776,250
--------------------------------------------------------------------------------
HEALTH CARE--0.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.0%
Amgen, Inc., 8.125% Unsec. Debs.,
   4/1/97                                               91,000           99,287
--------------------------------------------------------------------------------
INDUSTRIALS--1.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.1%
Boeing Capital Corp., 6.50% Nts.,
   2/15/12                                             750,000          787,788
--------------------------------------------------------------------------------
AIRLINES--0.1%
Amtran, Inc., 10.50% Sr. Nts., 8/1/04                  500,000          362,500
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Allied Waste North America, Inc.:
   8.50% Sr. Sub. Nts., 12/1/08                        300,000          291,000
   8.875% Sr. Nts., Series B, 4/1/08                   200,000          197,000
   10% Sr. Unsec. Sub. Nts.,
   Series B, 8/1/09                                    500,000          493,790
IT Group, Inc., 11.25% Sr. Unsec.
   Sub. Nts., Series B, 4/1/09(5,8)                    400,000              500
                                                                   -------------
                                                                        982,290
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%
Tyco International Group SA,
   6.375% Nts., 10/15/11                               750,000          575,243
--------------------------------------------------------------------------------
MACHINERY--0.4%
Caterpillar, Inc., 7.375% Unsec.
   Debs., 3/1/97                                       400,000          419,248
International Wire Group, Inc.,
   11.75% Sr. Sub. Nts., Series B, 6/1/05              500,000          450,000
John Deere Capital Corp., 6%
   Unsec. Nts., 2/15/09                                500,000          507,546
Terex Corp., 9.25% Sr. Unsec. Sub.
   Nts., 7/15/11                                       250,000          260,000

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY Continued
Wolverine Tube, Inc., 10.50% Sr. Nts.,
   4/1/09(3)                                        $  500,000     $    492,500
                                                                   -------------
                                                                      2,129,294
--------------------------------------------------------------------------------
ROAD & RAIL--0.1%
Norfolk Southern Corp., 7.90%
   Sr. Bonds, 5/15/97                                  400,000          430,722
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.0%
Motorola, Inc., 5.22% Unsec. Debs.,
   10/1/97                                             140,000           80,923
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
International Business Machines
   Corp., 7.125% Sr. Unsec. Unsub.
   Debs., 12/1/96                                      400,000          404,500
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.1%
Amkor Technology, Inc., 9.25%
   Sr. Unsec. Nts., 5/1/06                             700,000          577,500
--------------------------------------------------------------------------------
MATERIALS--1.3%
--------------------------------------------------------------------------------
CHEMICALS--0.6%
Avecia Group plc, 11% Sr. Unsec.
   Nts., 7/1/09                                        500,000          500,000
Huntsman Corp./ICI Chemical
   Co. plc, Zero Coupon Sr. Unsec.
   Disc. Nts., 13.08%, 12/31/09(7)                     500,000          122,500
Huntsman International LLC,
   9.875% Sr. Nts., 3/1/09(3)                          200,000          201,500
ISP Holdings, Inc., 10.625% Bonds,
   12/15/09(3)                                         250,000          248,750
Lyondell Chemical Co.:
   9.625% Sr. Sec. Nts., Series A,
   5/1/07                                              150,000          143,625
   9.875% Sec. Nts., Series B,
   5/1/07                                              400,000          384,000
NL Industries, Inc., 11.75% Sr.
   Sec. Nts., 10/15/03                                  53,000           53,265
OM Group, Inc., 9.25% Sr. Sub.
   Nts., 12/15/11                                      250,000          260,000
Rohm & Haas Co., 7.85% Unsec.
   Debs., 7/15/29                                      400,000          461,246
Sterling Chemicals, Inc.:
   11.75% Sr. Unsec. Sub. Nts.,
   8/15/06(8)                                          335,000           48,575
   12.375% Sr. Sec. Nts., Series B,
   7/15/06(8)                                          650,000          607,750
                                                                   -------------
                                                                      3,031,211

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.0%
Graphic Packaging Corp.,
   8.625% Sr. Sub. Nts., 2/15/12(3)                $   200,000     $    207,500
--------------------------------------------------------------------------------
METALS & MINING--0.5%
AK Steel Corp., 9.125% Sr. Nts.,
   12/15/06                                            350,000          367,710
Alcoa, Inc., 6% Bonds, 1/15/12                         750,000          771,073
Kaiser Aluminum & Chemical Corp.:
   10.875% Sr. Nts., Series B, 10/15/06(8)             250,000          196,250
    12.75% Sr. Sub. Nts., 2/1/03(8)                    800,000          148,000
Metallurg, Inc., 11% Sr. Nts., 12/1/07                 450,000          407,250
United States Steel LLC, 10.75% Sr.
   Nts., 8/1/08                                        600,000          627,000
                                                                   -------------
                                                                      2,517,283
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.2%
Doman Industries Ltd., 8.75% Sr.
   Nts., 3/15/04(8)                                    700,000          143,500
Georgia-Pacific Corp., 8.125% Sr.
   Unsec. Nts., 5/15/11                                600,000          575,144
Repap New Brunswick, Inc.,
   11.50% Sr. Sec. Nts., 6/1/04                        200,000          228,500
                                                                   -------------
                                                                        947,144
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.8%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
American Tower Corp., 9.375%
   Sr. Nts., 2/1/09                                    200,000          111,000
PanAmSat Corp., 8.50% Sr. Nts.,
   2/1/12(3)                                           300,000          277,500
WorldCom, Inc., 6.95% Sr. Unsec.
   Nts., 8/15/28(1,8)                                  900,000          139,500
XO Communications, Inc.,
   0%/12.25% Sr. Unsec. Disc. Nts.,
   6/1/09(1,8,10)                                      350,000            7,000
                                                                   -------------
                                                                        535,000
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.7%
American Cellular Corp., 9.50%
   Sr. Sub. Nts., 10/15/09                             700,000          129,500
Crown Castle International Corp.,
   9% Sr. Nts., 5/15/11                                500,000          307,500
Leap Wireless International, Inc.:
   0%/14.50% Sr. Unsec. Disc. Nts.,
   4/15/10(10)                                         300,000           16,500
   12.50% Sr. Nts., 4/15/10                            400,000           46,000
Millicom International Cellular
   SA, 13.50% Sr. Disc. Nts., 6/1/06                 1,250,000          443,750
Nextel Communications, Inc.:
   0%/9.95% Sr. Disc. Nts., 2/15/08(10)                200,000           96,500
   9.375% Sr. Unsec. Nts., 11/15/09                    400,000          204,000
   12% Sr. Unsec. Nts., 11/1/08                        250,000          138,125

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Omnipoint Corp., 11.50% Sr. Nts.,
   9/15/09(3)                                       $  250,000     $    251,250
Orbcomm Global LP (Escrow),
    8/15/04                                            200,000               --
Rural Cellular Corp., 9.625% Sr.
   Sub. Nts., Series B, 5/15/08                        750,000          348,750
Tritel PCS, Inc., 10.375% Sr. Sub.
   Nts., 1/15/11                                       262,000          239,730
Triton PCS, Inc., 8.75% Sr. Unsec.
   Sub. Nts., 11/15/11                                 400,000          248,000
Vodafone Group plc, 7.75% Unsec.
   Unsub. Nts., 2/15/10                                400,000          426,042
VoiceStream Wireless Corp.,
   10.375% Sr. Unsec. Nts., 11/15/09                   660,000          636,900
                                                                   -------------
                                                                      3,532,547
--------------------------------------------------------------------------------
UTILITIES--0.3%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.2%
AES Corp. (The), 8.875% Sr. Unsec.
   Nts., 2/15/11                                       400,000          250,000
Calpine Corp.:
   8.50% Sr. Unsec. Nts., 2/15/11                    1,000,000          675,000
   8.75% Sr. Nts., 7/15/07                             300,000          211,500
                                                                   -------------
                                                                      1,136,500
--------------------------------------------------------------------------------
MULTI-UTILITIES--0.1%
Dynegy Holdings, Inc., 8.75%
   Sr. Nts., 2/15/12                                   250,000          186,574
                                                                   -------------
Total Non-Convertible
   Corporate Bonds and Notes
   (Cost $58,501,591)                                                53,303,088
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.6%

Gilat Satellite Networks Ltd., 4.25%
   Cv. Unsec. Sub. Nts., 3/15/05                     1,500,000          285,000
Incyte Genomics, Inc., 5.50% Cv.
   Unsec. Nts., 2/1/07                               2,500,000        1,759,375
RF Micro Devices, Inc., 3.75% Cv.
   Nts., 8/15/05                                            --               --
Vitesse Semiconductor Corp.,
   4% Cv. Sub. Nts., 3/15/05                         1,000,000          780,000
                                                                   -------------
Total Convertible Corporate
   Bonds and Notes (Cost $3,850,494)                                  2,824,375

                                                     PRINCIPAL     MARKET VALUE
                                                       ACCOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--6.2%

Repurchase agreement with DB
   Alex Brown LLC, 1.87%, dated
   6/28/02, to be repurchased at
   $32,580,076 on 7/1/02,
   collateralized by U.S. Treasury
   Bonds, 6%--6.50%,
   2/15/26--11/15/26, with
   a value of $33,296,778
   (Cost $32,575,000)                              $32,575,000     $ 32,575,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $506,721,283)                                    98.6%     519,085,693
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            1.4        7,557,072
                                                   -----------------------------
NET ASSETS                                               100.0%    $526,642,765
                                                   =============================

                                           CONTRACTS
EXPIRATION      EXERCISE        PREMIUM     MARKET VALUE
                                     SUBJECT TO CALL
DATES         PRICE       RECEIVED       SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------

 Affymetrix, Inc.                                120
8/19/02      $  60.00    $    33,238  $            --
 Anthem, Inc.                                     74
9/23/02         60.00         24,198           68,820
 Anthem, Inc.                                    100
12/23/02         80.00         51,699           28,000
 Bank of America Corp.                           180
11/18/02         75.00         50,759           47,700
 Boeing Co.                                      100
8/19/02         45.00         23,699           22,000
 Boeing Co.                                      100
8/19/02         50.00         15,700            5,000
 Boeing Co.                                      130
8/19/02         55.00         19,110               --
 Borders Group, Inc.                             120
11/18/02         25.00         23,040               --
 Borg-Warner Automotive, Inc.                    100
7/22/02         55.00         52,199           38,000
 Borg-Warner Automotive, Inc.                    100
10/21/02         65.00         49,824           25,000
 Boston Scientific Corp.                         280
8/19/02         25.00         66,359          131,600
 Boston Scientific Corp.                         280
8/19/02         30.00         41,159           44,800
 Brinker International, Inc.                     170
7/22/02         35.00         21,589              850
 Cabot Corp.                                     170
7/22/02         35.00         39,526               --
 Cabot Corp.                                     180
10/21/02         40.00         21,960               --
 Callaway Golf Co.                               220
11/18/02         22.50         23,540            4,400
 Children's Place Retail Stores, Inc.            105
9/23/02         40.00         14,385              525
 Cognex Corp.                                    240
8/19/02         30.00         25,680            2,400
 Computer Associates International, Inc.         150
8/19/02         45.00         27,299               --
 Cooper Cameron Corp.                             80
8/19/02         50.00         35,759           21,600
 Cox Radio, Inc., Cl. A                          153
8/19/02         30.00         17,136               --
 Delta Air Lines, Inc.                            90
7/22/02         35.00         28,530               --
 Delta Air Lines, Inc.                            90
10/21/02         45.00         24,930               --
 Devon Energy Corp.                              100
7/22/02         45.00         30,859           46,000
 Devon Energy Corp.                               88
10/21/02         55.00         16,016           14,520
 Edison International                            410
10/21/02         17.50         47,969           49,200
 El Paso Corp.                                   160
7/22/02         55.00         31,769               --
 Engelhard Corp.                                 160
10/21/02         35.00         13,440              800
 Federated Department Stores, Inc.               125
8/19/02         42.50         58,373           11,875
 Federated Department Stores, Inc.               175
11/18/02         47.50         57,662           17,500
 General Motors Corp., Cl. H                     360
9/23/02         17.50         51,119               --
 Hasbro, Inc.                                    900
10/21/02         17.50         91,799            9,000
 Hercules, Inc.                                  450
9/23/02         12.50         42,299           20,250
 Human Genome Sciences, Inc.                      80
7/22/02         45.00          6,720               --
 International Business Machines Corp.           184
10/21/02        140.00         20,608               --
 International Flavors & Fragrances, Inc.        128
8/19/02         35.00         16,256            7,680
 Intuit, Inc.                                     50
10/21/02         50.00         14,850           25,500
 Johnson & Johnson                               150
7/22/02         65.00         26,174              750
 Jones Apparel Group, Inc.                       235
8/19/02         35.00         94,215           79,900
 KLA-Tencor Corp.                                114
9/23/02         75.00         57,797               --
 KLA-Tencor Corp.                                140
9/23/02        100.00         26,180               --
 MGM Mirage, Inc.                                110
9/23/02         40.00         23,870            8,250
 Millennium Pharmaceuticals, Inc.                170
8/19/02         30.00         26,690               --
 Millennium Pharmaceuticals, Inc.                180
11/18/02         45.00         13,320               --
 Murphy Oil Corp.                                126
7/22/02         85.00         74,682           25,200
 National Semiconductor Corp.                    320
8/19/02         35.00         88,639           32,000
 National Semiconductor Corp.                    320
11/18/02         45.00         63,039           17,600
 Nike, Inc., Cl. B                                52
7/22/02         65.00         16,743               --
 Nike, Inc., Cl. B                                52
10/21/02         75.00          9,984            1,300
 Noble Corp.                                     126
1/20/03         50.00         27,342           18,900
 Noble Drilling Corp.                            120
9/23/02         45.00         34,439           16,200
 Peoplesoft, Inc.                                150
7/22/02         50.00         89,547               --
 Peoplesoft, Inc.                                150
7/22/02         47.50         19,050               --
 Praxair, Inc.                                    70
7/22/02         60.00         21,489            1,750
 Praxair, Inc.                                   140
10/21/02         65.00         31,593           10,500
 SBC Communications, Inc.                        105
10/21/02         45.00          9,870              525
 Swift Transportation Co., Inc.                  180
10/21/02         25.00         43,034           22,500
 Synopsys, Inc.                                  350
9/23/02         60.00        121,448           96,250
 Talbots, Inc. (The)                              90
8/19/02         45.00         26,472               --
 Teradyne, Inc.                                  140
7/22/02         45.00         21,279               --

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

2. Outstanding written options continued

                                           CONTRACTS
EXPIRATION       EXERCISE           PREMIUM     MARKET VALUE
                                     SUBJECT TO CALL
DATES          PRICE          RECEIVED       SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------

 Teradyne, Inc.                                  320
10/21/02        $50.00     $   84,139       $       --
 Tiffany & Co.                                    60
8/19/02         37.50         14,820            5,700
 Tiffany & Co.                                    60
11/18/02         42.50         15,720            6,000
 Titan Corp. (The)                               400
7/22/02         25.00         51,355               --
 Transocean Sedco Forex, Inc.                    120
11/18/02         45.00         14,040            7,200
 Tyco International Ltd.                         240
10/21/02         47.50         24,480               --
 Unocal Corp.                                    180
10/21/02         40.00         40,859           13,500
 Veritas Software Corp.                           70
8/19/02         65.00         34,089               --
 Waters Corp.                                     88
8/19/02         45.00         15,136               --
 Waters Corp.                                     88
8/19/02         50.00         23,055               --
 Yahoo!, Inc.                                    490
7/22/02         30.00         46,058               --
--------------------------------------------------------------------------------------------------------------------------------

$2,561,699       $1,007,045

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

 June 30, 2002
--------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $506,721,283)-- see accompanying
statement                        $519,085,693
-------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold
10,063,718
 Interest, dividends and principal
paydowns                                                       3,493,955
 Shares of beneficial interest
sold                                                                 205,789

Other
3,213
 Total
assets
532,852,368
-------------------------------------------------------------------------------------------------------------
 LIABILITIES

 Bank
overdraft
528,910
-------------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received
$2,561,699)                                         1,007,045
-------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments
purchased
3,887,028
 Shares of beneficial interest
redeemed                                                             722,495
 Shareholder
reports
53,301
 Transfer and shareholder servicing agent
fees                                                        1,508
 Trustees'
compensation
487
 Distribution and service plan
fees                                                                      56

Other
8,773

--------------
 Total
liabilities
6,209,603

-------------------------------------------------------------------------------------------------------------
 NET
ASSETS
$526,642,765

-------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial
interest                                                    $     38,563
-------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
520,895,536
-------------------------------------------------------------------------------------------------------------
 Undistributed net investment
income                                                              9,145,359
-------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions                 (17,366,100)
-------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies                                        13,929,407

--------------
 NET
ASSETS
$526,642,765

==============
-------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Non-Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $526,223,465 and 38,532,771 shares of beneficial interest
outstanding)                $13.66
-------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share
(based on
 net assets of $419,300 and 30,720 shares of beneficial interest
outstanding)                        $13.65

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

 For the Six Months Ended June 30, 2002
--------------------------------------------------------------------------------------------

 INVESTMENT INCOME
 Interest
$  9,569,586
--------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of
$53,087)                         2,135,960

--------------
 Total income
11,705,546

--------------------------------------------------------------------------------------------
 EXPENSES
 Management
fees                                                                 2,042,776
--------------------------------------------------------------------------------------------
 Shareholder
reports                                                                11,284
--------------------------------------------------------------------------------------------
 Custodian fees and
expenses                                                        10,106
--------------------------------------------------------------------------------------------
 Trustees'
compensation                                                              8,135
--------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent
fees                                       6,495
--------------------------------------------------------------------------------------------
 Distribution and service plan fees--Service
shares                                     56
--------------------------------------------------------------------------------------------

Other
37,591

--------------
 Total
expenses
2,116,443
 Less reduction to custodian
expenses                                               (1,599)

--------------
 Net
expenses
2,114,844
--------------------------------------------------------------------------------------------
 NET INVESTMENT
INCOME                                                           9,590,702
--------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)
(10,758,219)
 Closing and expiration of option contracts
written                              1,900,732
 Foreign currency transactions
(2,965,467)

--------------
 Net realized loss
(11,822,954)
--------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments
(43,754,599)
 Translation of assets and liabilities denominated in foreign
currencies         5,487,652

--------------
 Net change
(38,266,947)

--------------
 Net realized and unrealized loss
(50,089,901)

--------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
$(40,499,199)

==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16 OPPENHEIMER MULTIPLE STRATEGIES FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS              YEAR

ENDED             ENDED

JUNE 30, 2002      DECEMBER 31,

(UNAUDITED)              2001
---------------------------------------------------------------------------------------------------------------

 OPERATIONS
 Net investment income
$  9,590,702    $   20,489,430
---------------------------------------------------------------------------------------------------------------
 Net realized gain
(loss)
(11,822,954)        2,713,633
---------------------------------------------------------------------------------------------------------------
 Net change in unrealized
depreciation                                           (38,266,947)
(11,868,642)

-------------------------------
 Net increase (decrease) in net assets resulting from
operations                 (40,499,199)       11,334,421

---------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Non-Service
shares
(19,151,437)      (22,752,705)
 Service
shares
--                --
---------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Non-Service
shares
(7,948,868)      (30,390,350)
 Service
shares
--                --

---------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Non-Service
shares
780,058        45,543,527
 Service
shares
429,474                --

---------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase
(decrease)
(66,389,972)        3,734,893
---------------------------------------------------------------------------------------------------------------
 Beginning of
period
593,032,737       589,297,844

-------------------------------
 End of period (including undistributed net investment
 income of $9,145,359 and $18,706,094, respectively)
$526,642,765      $593,032,737

===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                               PERIOD
                                                                ENDED
                                                     JUNE 30, 2002(1)
 SERVICE SHARES                                           (UNAUDITED)
---------------------------------------------------------------------
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                       $ 14.51
---------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                          .08
 Net realized and unrealized loss                              (.94)
                                                            ---------
 Total from investment operations                              (.86)
---------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                            --
 Distributions from net realized gain                            --
                                                            ---------
 Total dividends and/or distributions
 to shareholders                                                 --
---------------------------------------------------------------------
 Net asset value, end of period                             $ 13.65
                                                            =========
---------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                          (5.93)%

---------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                      $419
---------------------------------------------------------------------
 Average net assets (in thousands)                             $157
=====================================================================
 Ratios to average net assets:(3)
 Net investment income                                         9.87%
 Expenses                                                      0.96%
---------------------------------------------------------------------
 Portfolio turnover rate                                         12%

1. For the period from May 1, 2002 (inception of offering) to June 30, 2002.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                         SIX MONTHS ENDED JUNE
30, 2002    YEAR ENDED DECEMBER 31, 2001(1)

SHARES            AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
 NON-SERVICE SHARES

 Sold                                                       1,941,696      $
28,697,855        6,369,169     $ 100,976,185
 Dividends and/or distributions reinvested                  1,834,820
27,100,305        3,507,792        53,143,055
 Redeemed                                                  (3,756,357)
(55,018,101)      (6,967,146)     (108,575,713)

------------------------------------------------------------------
 Net increase                                                  20,159      $
780,058        2,909,815     $  45,543,527

==================================================================

--------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                          30,732      $
429,639               --     $          --
 Dividends and/or distributions reinvested
--                --               --                --
 Redeemed
(12)             (165)              --                --

------------------------------------------------------------------
 Net increase                                                  30,720      $
429,474               --     $          --

CALL OPTIONS
                                                 ------------------------------
                                                  NUMBER OF         AMOUNT OF
 CONTRACT DESCRIPTION                             CONTRACTS          PREMIUMS
-------------------------------------------------------------------------------
 Options outstanding as of December 31, 2001         11,211       $ 2,712,380
 Options written                                     10,042         1,995,884
 Options closed or expired                           (8,003)       (1,864,301)
 Options exercised                                     (842)         (282,264)
                                                 ------------------------------
 Options outstanding as of June 30, 2002             12,408        $2,561,699

Semiannual ("Unaudited") Report June 30, 2002

Oppenheimer
STRATEGIC BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
=====================================================================================

ASSET-BACKED SECURITIES--2.9%
American Money Management Corp.,
   Commercial Debt Obligations Sub.
   Bonds, Series I, Cl. D1, 13.602%,
   1/15/12(1)                                    $       200,000    $
148,000
Conseco Finance Securitizations
   Corp., Home Equity Loan Pass-
   Through Certificates, Series
   2001-D, Cl. M2, 3.59%, 11/15/32(1,2)                3,000,000
2,978,438
Consumer Credit Reference Index
   Securities Program, Credit Card
   Asset-Backed Certificates, Series
   2002-B, Cl. FX, 10.421%, 3/22/07(1)                   500,000
516,250
Embarcadero Aircraft Securitization
   Trust, Airplane Collateral Obligations,
   Series 2000-A, Cl. B, 2.94%, 8/15/25(1,2)           1,820,063
728,025
Impac Secured Assets CMN Owner
   Trust, Home Equity Collateralized
   Mtg. Obligations, Series 2001-5,
   Cl. M1, 7.25%, 8/23/31                              2,197,000
2,269,776
Lehman ABS Manufactured Housing
   Contract, Commercial Mtg. Pass-
   Through Certificates, Series 2001-B,
   Cl. A4, 5.27%, 9/15/18                              3,000,000
3,041,250
NC Finance Trust, Collateralized Mtg.
   Obligations, Series 1999-I, Cl. ECFD,
   8.75%, 12/25/28(1)                                     95,245
76,672
Option One Mortgage Securities Corp.,
   Home Equity Collateralized Mtg.
   Obligations, Series 1999-1, Cl. CTFS,
   10.06%, 3/26/29(1)                                     88,328
84,408
Principal Residential Mortgage Capital
   Resources Trust, Real Estate Mtg.
    Investment Conduit Participation
   Certificates, Series 2000-1, Cl. B,
   3.55%, 6/20/05(1,2)                                 1,000,000
994,375

-----------------
Total Asset-Backed Securities (Cost $11,884,835)
10,837,194

=====================================================================================
MORTGAGE-BACKED OBLIGATIONS--57.1%
-------------------------------------------------------------------------------------
GOVERNMENT AGENCY--48.3%
-------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--43.4%
Federal Home Loan Mortgage Corp.,
   Gtd. Multiclass Mtg. Pass-Through
   Certificates:
   11%, 11/1/14                                          258,573
290,843
   Series 151, Cl. F, 9%, 5/15/21(13)                    357,447
379,116

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
=====================================================================================

Federal Home Loan Mortgage Corp.,
   Interest-Only Stripped Mtg.-
   Backed Security:
   Series 192, Cl. IO, 6.50%, 2/1/28(3)          $     9,889,674    $
1,944,712
   Series 194, Cl. IO, 6.50%, 4/1/28(3)               29,972,624
6,408,990
   Series 207, Cl. IO, 7%, 6/1/30(3)                   8,521,329
1,467,266
Federal National Mortgage Assn.:
   6%, 7/25/32(13)                                    39,500,000
39,401,250
   6.50%, 7/1/28-5/1/32                                9,434,509
9,634,718
   6.50%, 7/1/28(13)                                  83,900,000
85,525,982
   7%, 7/16/32(13)                                    10,000,000
10,356,300
   7.50%, 8/1/25                                         156,882
165,755
Federal National Mortgage Assn.,
   Collateralized Mtg. Obligations, Gtd.
   Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Trust 1993-
   202, Cl. PH, 6.50%, 2/25/22(4)                      4,500,000
4,762,935
Federal National Mortgage Assn., Gtd.
   Real Estate Mtg. Investment Conduit
   Pass-Through Certificates, Interest-
   Only Stripped Mtg.-Backed Security:
   Trust 294, Cl. 2, 7%, 2/1/28(3)                     1,166,117
218,647
   Trust 313, Cl. 2, 6.50%, 6/25/31(3)                 8,373,913
1,957,402

-----------------

162,513,916
-------------------------------------------------------------------------------------
GNMA/GUARANTEED--4.9%
Government National Mortgage Assn.,
   Gtd. Multiclass Mtg. Participation
   Certificates, Series 1999-27, Cl. PQ,
   7.50%, 8/16/28                                      8,220,125
8,769,805
Government National Mortgage Assn.:
   6.63%, 11/20/25                                        57,344
59,316
   7%, 3/15/28-7/15/28                                 7,391,837
7,699,337
   7.50%, 2/15/27                                        995,218
1,059,389
   8%, 11/15/25-5/15/26                                  821,374
879,483

-----------------

18,467,330
-------------------------------------------------------------------------------------
PRIVATE--8.8%
-------------------------------------------------------------------------------------
COMMERCIAL--6.2%
AMRESCO Commercial Mortgage
   Funding I Corp., Multiclass Mtg.
   Pass-Through Certificates, Series
   1997-C1, Cl. G, 7%, 6/17/29(5)                        100,000
92,037
Asset Securitization Corp., Commercial
   Mtg. Pass-Through Certificates:
   Series 1996-MD6, Cl. A7, 7.964%,
   11/13/26(2)                                         2,000,000
1,860,313
   Series 1997-D4, Cl. B1, 7.525%, 4/14/29               375,000
315,410
   Series 1997-D5, Cl. B1, 6.93%, 2/14/41                300,000
153,328
   Series 1997-D5, Cl. B2, 1.375%,
   2/14/41(1,2)                                        1,250,000
281,250

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

COMMERCIAL Continued
FDIC Trust, Gtd. Real Estate Mtg.
    Investment Conduit Pass-Through
   Certificates, Series 1994-C1,
   Cl. 2G, 8.70%, 9/25/25(1)                     $       153,594    $
150,258
First Chicago/Lennar Trust 1,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1997-CHL1, Cl. D,
   8.126%, 5/25/08(1,2)                                  350,000
329,985
   Series 1997-CHL1, Cl. E, 8.168%,
   2/25/11(1,2)                                          600,000
484,688
First Union-Lehman Brothers
   Commercial Mortgage Trust,
   Commercial Mtg. Pass-Through
   Certificates, Series 1997-C2, Cl. F,
   7.50%, 9/18/15                                        225,000
185,379
General Motors Acceptance Corp.,
   Collateralized Mtg. Obligations,
   Series 1998-C1, Cl. E, 7.096%, 3/15/11(2)             800,000
821,750
GMAC Commercial Mortgage
   Securities, Inc., Interest-Only
   Stripped Mtg.-Backed Security
   Pass-Through Certificates, Series
   1997-C1, Cl. X, 2.01%, 7/15/27(3)                   3,536,335
232,625
GMAC Commercial Mortgage
   Securities, Inc., Mtg. Pass-Through
   Certificates:
   Series 1997-C1, Cl. G, 7.414%, 11/15/11               440,000
351,450
   Series 1997-C2, Cl. F, 6.75%, 4/16/29                 250,000
147,900
   Series 1998-C1, Cl. F, 7.104%, 5/15/30(2)           1,800,000
1,701,333
Merrill Lynch Mortgage Investors, Inc.,
   Mtg. Pass-Through Certificates, Series
   1995-C2, Cl. D, 7.596%, 6/15/21(2)                    231,556
245,083
Morgan Stanley Capital I, Inc.,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1996-C1, Cl. E,
   7.428%, 3/15/06(1,2)                                  553,342
534,988
   Series 1996-C1, Cl. F, 7.42%, 2/15/28(2,5)            162,744
138,331
   Series 1997-HF1, Cl. F, 6.86%, 2/15/10(5)             150,000
137,540
   Series 1997-RR, Cl. D, 7.713%,
   4/30/39(2,5)                                          450,024
398,658
   Series 1997-RR, Cl. E, 7.713%,
   4/30/39(2,5)                                          300,016
230,098
   Series 1997-RR, Cl. F, 7.713%,
   4/30/39(2,5)                                          600,032
390,138
   Series 1997-XL1, Cl. G, 7.695%,
   10/3/30(5)                                            390,000
360,506
   Series 1998-HF1, Cl. F, 7.18%,
   12/15/09(5)                                         1,500,000
1,418,617

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Mortgage Capital Funding, Inc.,
   Commercial Mtg. Pass-Through
   Certificates:
   Series 1996-MC1, Cl. G, 7.15%,
   6/15/06(5)                                    $     1,800,000    $
1,724,906
   Series 1996-MC2, Cl. F, 5.75%,
   12/21/26                                            4,350,000
3,885,773
   Series 1997-MC1, Cl. F, 7.452%,
   5/20/07(5)                                             63,720
58,682
Prudential Mortgage Capital Co. II LLC,
   Commercial Mtg. Pass-Through
   Certificates, Series PRU-HTG 2000-
   C1, Cl. A2, 7.306%, 10/6/15                         4,000,000
4,205,000
Salomon Brothers Mortgage Securities
   VII, Inc., Commercial Mtg. Pass-
   Through Certificates, Series
   1996-C1, Cl. F, 8.687%, 1/20/06(2)                  1,000,000
865,000
Strategic Hotel Capital, Inc., Commercial
   Mtg. Obligations, Series 2001-SCH1,
   Cl. E, 4.04%, 4/17/06(1,2)                          1,496,870
1,377,120
Structured Asset Securities Corp.,
   Commercial Mtg. Obligations,
   Series 1995-C4, Cl. E, 8.929%,
   6/25/26(1,2)                                           73,349
73,349

-----------------

23,151,495
-------------------------------------------------------------------------------------
RESIDENTIAL--2.6%
Lehman Structured Securities Corp.,
   Collateralized Mtg. Obligations,
   Series 2001-GE4, Cl. A, 6.632%,
   10/25/30(2)                                         1,561,720
1,529,997
Norwest Asset Securities Corp.,
   Collateralized Mtg. Obligations,
   Mtg. Pass-Through Certificates,
   Series 1999-20, Cl. A13, 6.75%,
   8/25/29                                             4,378,307
4,437,107
Salomon Brothers Mortgage Securities
   VII, Inc., Commercial Mtg. Pass-
   Through Certificates, Series
   1996-B, Cl. 1, 7.076%, 4/25/26(1,2)                   291,093
220,685
Structured Asset Securities Corp. NIM
   Trust, Collateralized Mtg. Obligations,
   Series 2001-1, Cl. A, 7.50%, 7/25/30(1)               202,539
201,274
Washington Mutual Mortgage Loan
   Trust, Commercial Mtg. Obligations,
   Series 2001-S9, Cl. A12, 6.75%,
   9/25/31(1)                                          3,328,027
3,355,068

-----------------

9,744,131

-----------------
Total Mortgage-Backed Obligations
   (Cost $217,220,155)
213,876,872

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
=====================================================================================

U.S. GOVERNMENT OBLIGATIONS--7.3%
Federal Home Loan Mortgage
   Corp. Sr. Unsec. Nts., 5.75%,
   9/15/10                                       $       940,000    $
961,094
Federal National Mortgage Assn.
   Sr. Unsec. Nts., 2.125%, 10/9/07                  430,000,000
3,918,288
Federal National Mortgage Assn.
   Unsec. Nts.:
   1.75%, 3/26/08                                    260,000,000
2,330,803
   5.25%, 4/15/07                                      2,890,000
2,999,543
U.S. Treasury Bonds:
   5.375%, 2/15/31                                       790,000
773,830
   8.75%, 5/15/17                                      1,660,000
2,215,401
   8.875%, 2/15/19                                       735,000
999,923
   11.875%, 11/15/03                                     500,000
564,009
U.S. Treasury Nts.:
   5.875%, 2/15/04                                     2,300,000
2,420,946
   6.50%, 2/15/10                                      4,810,000
5,378,508
   6.75%, 5/15/05                                      2,700,000
2,947,641
   7%, 7/15/06                                         1,760,000
1,966,455

-----------------
Total U.S. Government Obligations (Cost $26,665,337)
27,476,441

=====================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--18.8%
-------------------------------------------------------------------------------------
ALGERIA--0.1%
Algeria (Republic of) Nts., 2.875%,
   3/4/10(1,2)                                           520,000
463,450
-------------------------------------------------------------------------------------
ARGENTINA--0.4%
Argentina (Republic of) Bonds:
   3.063%, Series 2018, 6/19/18(6,7)                   1,698,000
275,925
   11.375%, 3/15/10(6,7)                               1,065,000
207,675
   11.75%, 6/15/15(6,7)                                2,095,000
371,863
Argentina (Republic of) Par Bonds,
   5.984%, 3/31/23(6,7)                                  565,000
251,425
Argentina (Republic of) Unsec. Bonds,
   12.375%, 2/21/12(6,7)                                 360,000
73,800
Argentina (Republic of) Unsec.
   Unsub. Bonds, 11.75%, 4/7/09(6,7)                     845,000
164,775
Argentina (Republic of) Unsub. Bonds,
   Series 2031, 2.79%, 6/19/31(6,7)                      434,600
76,055
Buenos Aires (Province of) Bonds,
   Series PBA1, 3.257%, 4/1/07(1,6,7)[ARP]               137,148
13,374

-----------------

1,434,892
-------------------------------------------------------------------------------------
AUSTRIA--0.6%
Austria (Republic of) Bonds:
   3.40%, 10/20/04[EUR]                                  450,000
437,754
   4.30%, 7/15/03[EUR]                                   230,000
228,397
   6.25%, 7/15/27[EUR]                                   345,000
379,224
Austria (Republic of) Nts., Series EMTN,
   5.50%, 10/20/07[EUR]                                  890,000
912,365

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
=====================================================================================

Austria (Republic of) Sr. Unsec.
   Unsub. Nts., Series MTN1, 5%,
   7/15/12[EUR]                                          385,000    $
376,081

-----------------

2,333,821
-------------------------------------------------------------------------------------
BELGIUM--0.8%
Belgium (Kingdom of) Bonds:
   5%, 9/28/11[EUR]                                      320,000
313,788
   5.50%, 3/28/28[EUR]                                   585,000
580,750
   6.25%, Series 26, 3/28/07[EUR]                      1,310,000
1,382,508
Belgium (Kingdom of) Debs.,
   7.25%, 4/29/04[EUR]                                   630,000
657,591
Belgium (Kingdom of) Treasury Bills,
   Zero Coupon, 3.44%, 9/19/02(8)[EUR]                    95,000
93,138

-----------------

3,027,775
-------------------------------------------------------------------------------------
BRAZIL--0.3%
Brazil (Federal Republic of) Bonds,
   8.875%, 4/15/24                                     2,486,000
1,211,925
-------------------------------------------------------------------------------------
BULGARIA--0.1%
Bulgaria (Republic of) Interest Arrears
   Debs., 2.813%, 7/28/11(2)                             245,000
216,212
-------------------------------------------------------------------------------------
CANADA--0.2%
Canada (Government of) Bonds,
   5.50%, 6/1/09[CAD]                                  1,065,000
712,764
-------------------------------------------------------------------------------------
CHILE--0.1%
Chile (Republic of) Nts.,
   7.125%, 1/11/12                                       455,000
460,783
-------------------------------------------------------------------------------------
COLOMBIA--0.5%
Colombia (Republic of) Bonds,
   10%, 1/23/12                                          375,000
354,375
Colombia (Republic of) Unsec.
   Unsub. Bonds:
   8.375%, 2/15/27                                       395,000
283,412
   11.75%, 2/25/20                                       385,000
377,685
Colombia (Republic of) Unsec.
   Unsub. Nts., 11.375%, 1/31/08[EUR]                    945,000
907,945

-----------------

1,923,417
-------------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.1%
Dominican Republic Unsec. Unsub.
   Bonds, 9.50%, 9/27/06                                 505,000
534,038
-------------------------------------------------------------------------------------
ECUADOR--0.4%
Ecuador (Republic of) Unsec. Bonds,
   5%, 8/15/30(2)                                      2,680,000
1,360,100
-------------------------------------------------------------------------------------
FRANCE--2.0%
France (Government of) Obligations
   Assimilables du Tresor Bonds:
   5%, 4/25/12[EUR]                                      740,000
729,143
   5.75%, 10/25/32[EUR]                                  565,000
595,343

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
=====================================================================================

FRANCE Continued
France (Government of)
   Treasury Nts.:
   3.50%, 7/12/04[EUR]                                 2,070,000    $
2,026,454
   3.75%, 1/12/07[EUR]                                 4,330,000
4,144,876

-----------------

7,495,816
-------------------------------------------------------------------------------------
GERMANY--2.0%
Germany (Republic of) Bonds:
   4%, Series 139, 2/16/07[EUR]                        4,200,000
4,062,058
   5%, Series 01, 7/4/11[EUR]                            700,000
695,122
   5.50%, 1/4/31[EUR]                                    590,000
602,204
Treuhandanstalt Gtd. Nts., 6.75%,
   5/13/04[EUR]                                        1,875,000
1,942,856

-----------------

7,302,240
-------------------------------------------------------------------------------------
GREAT BRITAIN--0.9%
United Kingdom Treasury Bonds:
   7.75%, 9/8/06[GBP]                                  1,163,000
1,952,519
   8%, 12/7/15[GBP]                                      649,000
1,275,170

-----------------

3,227,689
-------------------------------------------------------------------------------------
GREECE--0.4%
Greece (Republic of) Bonds,
   5.35%, 5/18/11[EUR]                                   980,000
975,489
Greece (Republic of) Sr. Unsub. Bonds,
   4.65%, 4/19/07[EUR]                                   335,000
330,219

-----------------

1,305,708
-------------------------------------------------------------------------------------
HUNGARY--0.2%
Hungary (Government of) Bonds,
   Series 07/D, 6.25%, 6/12/07[HUF]                  199,320,000
736,722
-------------------------------------------------------------------------------------
ITALY--1.0%
Italy (Republic of) Treasury Bonds,
   Buoni del Tesoro Poliennali:
   0.375%, 10/10/06[JPY]                              89,000,000
747,582
   6%, 5/1/31[EUR]                                     1,860,000
1,977,829
Italy (Republic of) Treasury Bonds,
   Cert Di Credito Del Tesoro,
   Zero Coupon, 3.48%, 7/15/02(8)[EUR]                 1,005,000
991,436

-----------------

3,716,847
-------------------------------------------------------------------------------------
IVORY COAST--0.0%
Ivory Coast (Government of) Past
   Due Interest Bonds, 1.895%,
   3/29/18(1,6,7)[FRF]                                 2,194,500
77,231

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

MEXICO--0.7%
United Mexican States Bonds:
   5.01%, 12/31/19[DEM]                                1,200,000    $
512,021
   11.50%, 5/15/26                                       600,000
762,600
United Mexican States Bonds, Series
   MTN, 8.30%, 8/15/31                                 1,455,000
1,418,625

-----------------

2,693,246
-------------------------------------------------------------------------------------
NIGERIA--0.0%
Nigeria (Federal Republic of)
   Promissory Nts., Series RC,
   5.092%, 1/5/10                                        380,000
152,000
-------------------------------------------------------------------------------------
PANAMA--0.6%
Panama (Republic of) Bonds:
   9.375%, 7/23/12                                       250,000
235,625
   9.625%, 2/8/11                                        680,000
661,300
Panama (Republic of) Interest
   Reduction Bonds, 4.75%, 7/17/14(2)                    555,556
468,056
Panama (Republic of) Nts.,
   8.25%, 4/22/08                                        166,000
159,775
Panama (Republic of) Past Due
   Interest Debs., 2.625%, 7/17/16(2)                    881,981
654,871

-----------------

2,179,627
-------------------------------------------------------------------------------------
PERU--0.3%
Peru (Republic of) Sr. Nts.,
   Zero Coupon, 4.53%, 2/28/16(8)                      2,651,452
1,296,030
-------------------------------------------------------------------------------------
PHILIPPINES--0.7%
Philippines (Republic of) Bonds,
   9.375%, 1/18/17                                       790,000
807,775
Philippines (Republic of) Nts.,
   10.625%, 3/16/25                                      445,000
461,020
Philippines (Republic of) Unsec. Bonds:
   8.875%, 4/15/08                                       400,000
418,000
   9.875%, 1/15/19                                     1,105,000
1,100,580

-----------------

2,787,375
-------------------------------------------------------------------------------------
POLAND--0.6%
Poland (Republic of) Bonds,
   Series 1106, 8.50%, 11/12/06[PLZ]                   3,810,000
960,153
Poland (Republic of) Past Due
   Interest Bonds, 6%, 10/27/14(2)                     1,138,000
1,143,690

-----------------

2,103,843
-------------------------------------------------------------------------------------
PORTUGAL--0.4%
Portugal (Republic of) Obrig Do
   Tes Medio Prazo Unsec. Unsub.
   Bonds, 5.85%, 5/20/10[EUR]                          1,300,000
1,350,308

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

RUSSIA--2.2%
Deutsche Bank AG, OAO Gazprom
   Loan Participation Nts.:
   9.50%, 2/19/03                                $       530,000    $
539,222
   10%, 12/9/02(1)                                       935,000
948,558
Russia (Government of) Debs.,
   Series VI, 3%, 5/14/06                              2,600,000
2,041,000
Russian Federation Unsec. Unsub.
   Nts., 8.75%, 7/24/05                                  740,000
771,450
Russian Federation Unsub. Nts.,
   5%, 3/31/30(2)
875                 609
Russian Ministry of Finance Debs.,
   3%, 5/14/08                                         5,520,000
3,772,575

-----------------

8,073,414
-------------------------------------------------------------------------------------
SOUTH AFRICA--0.4%
South Africa (Republic of) Unsec. Nts.:
   7.375%, 4/25/12                                       815,000
807,869
   8.50%, 6/23/17                                        270,000
282,825
   9.125%, 5/19/09                                       510,000
572,475

-----------------

1,663,169
-------------------------------------------------------------------------------------
SPAIN--0.8%
Spain (Kingdom of) Bonds, Bonos y
   Obligacion del Estado:
   4.25%, 7/30/02[EUR]                                 1,695,000
1,675,037
   5.75%, 7/30/32[EUR]                                 1,160,000
1,199,345

-----------------

2,874,382
-------------------------------------------------------------------------------------
SUPRANATIONAL--0.2%
European Investment Bank,
   2.125%, 9/20/07[JPY]                               80,000,000
730,385
-------------------------------------------------------------------------------------
THE NETHERLANDS--0.8%
The Netherlands (Government of)
   Bonds:
   5%, 7/15/11[EUR]                                      185,000
182,304
   5.50%, 1/15/28[EUR]                                   470,000
474,755
   5.75%, 1/15/04[EUR]                                   540,000
547,970
   5.75%, Series 1, 2/15/07[EUR]                       1,115,000
1,154,250
The Netherlands (Government of)
   Treasury Bills, Zero Coupon,
   3.36%, 9/30/02(8)[EUR]                                640,000
626,818

-----------------

2,986,097
-------------------------------------------------------------------------------------
TURKEY--0.1%
Turkey (Republic of) Sr. Unsec.
   Unsub. Nts., 11.875%, 1/15/30                         375,000
321,094
Turkey (Republic of) Sr. Unsub.
   Bonds, 12.375%, 6/15/09                               230,000
214,187

-----------------

535,281

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
=====================================================================================

UKRAINE--0.1%
Ukraine (Republic of) Sr. Unsec. Nts.,
   11%, 3/15/07                                  $       342,650    $
349,417
-------------------------------------------------------------------------------------
VENEZUELA--0.8%
Venezuela (Republic of) Bonds,
   9.25%, 9/15/27                                        760,000
488,300
Venezuela (Republic of) Debs.,
   Series DL, 2.875%, 12/18/07(2)                      2,908,529
2,174,126
Venezuela (Republic of) Front-
   Loaded Interest Reduction
   Bonds, Series B, 3.313%, 3/31/07(2)                   402,372
300,773

-----------------

2,963,199

-----------------
Total Foreign Government Obligations
   (Cost $68,860,534)
70,279,203

=====================================================================================
LOAN PARTICIPATIONS--0.3%
Deutsche Bank AG, Indonesia
   Rupiah Loan Participation Nts.:
   2.60%, 5/21/04(13)                                    470,000
239,700
   2.60%, 3/25/05(13)                                    265,000
135,150
   2.60%, 12/14/13(13)                                   795,000
365,700
Morocco (Kingdom of) Loan
   Participation Agreement,
   Tranche A, 2.75%, 1/1/09(1,2)                         205,000
181,938
PT Bank Ekspor Impor Indonesia
   Nts., Series 4 yr., 5.563%, 8/28/02(1,2)              300,000
291,750

-----------------
Total Loan Participations (Cost $1,225,821)
1,214,238

=====================================================================================
CORPORATE BONDS AND NOTES--36.3%
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.9%
-------------------------------------------------------------------------------------
AUTO COMPONENTS--0.8%
Burke Industries, Inc., 10% Sr. Sub.
   Nts., 8/15/07(6,7)
150,000                  --
Collins & Aikman Products Co.,
   10.75% Sr. Nts., 12/31/11(5)                          400,021
404,000
Collins & Aikman Floorcoverings,
   Inc., 9.75% Sr. Sub. Nts., 2/15/10(5)                 200,021
205,000
Dana Corp.:
   9% Unsec. Nts., 8/15/11                               300,000
297,000
   10.125% Sr. Nts., 3/15/10(5)                          200,000
205,000
Delco Remy International, Inc., 11%
   Sr. Unsec. Sub. Nts., 5/1/09                          300,000
247,500
Dura Operating Corp.:
   9% Sr. Sub. Nts., Series B, 5/1/09[EUR]               400,000
390,102
   9% Sr. Unsec. Sub. Nts., Series D,
   5/1/09                                                500,000
487,500

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

AUTO COMPONENTS Continued
Stoneridge, Inc., 11.50% Sr. Nts.,
   5/1/12(5)                                     $       600,021    $
609,000

-----------------

2,845,102
-------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--3.3%
Apcoa, Inc., 9.25% Sr. Unsec.
    Sub. Nts., 3/15/08                                   100,021
42,625
Aztar Corp., 9% Sr. Unsec.
   Sub. Nts., 8/15/11                                    850,021
868,062
Boyd Gaming Corp., 8.75% Nts.,
   4/15/12(5)                                            300,021
303,000
Buffets, Inc., 11.25% Sr. Sub. Nts.,
   7/15/10(5)                                            300,000
301,500
Capstar Hotel Co., 8.75% Sr. Sub.
   Nts., 8/15/07                                         275,000
244,750
Coast Hotels & Casinos, Inc., 9.50%
   Sr. Sub. Nts., 4/1/09(5)                              300,000
316,500
Family Restaurants, Inc., 9.75% Sr. Nts.,
   2/1/02(6,7)                                           500,000
2,500
Florida Panthers Holdings, Inc., 9.875%
   Sr. Sub. Nts., 4/15/09                                450,021
468,000
Hollywood Casino Corp., 11.25%
   Sr. Sec. Nts., 5/1/07                                 250,021
271,250
Hollywood Park, Inc., 9.25% Sr. Unsec.
   Sub. Nts., Series B, 2/15/07                          325,000
292,500
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                 350,000
357,000
Isle of Capri Casinos, Inc., 9% Sr. Sub.
   Nts., 3/15/12(5)                                      500,021
507,500
John Q. Hammons Hotels, Inc., 8.875%
   Nts., 5/15/12(5)                                      300,021
295,500
Jupiters Ltd., 8.50% Sr. Unsec. Nts.,
   3/1/06                                                400,000
410,000
Mandalay Resort Group, 10.25%
   Sr. Unsec. Sub. Nts., Series B, 8/1/07                650,021
684,937
MGM Mirage, Inc., 8.375% Sr. Unsec.
   Sub. Nts., 2/1/11(4)                                1,200,000
1,212,000
Mohegan Tribal Gaming Authority:
   8% Sr. Sub. Nts., 4/1/12(5)                           400,021
403,500
   8.125% Sr. Nts., 1/1/06                               300,000
309,000
   8.375% Sr. Sub. Nts., 7/1/11                          600,021
615,750
   8.75% Sr. Unsec. Sub. Nts., 1/1/09                    700,000
728,875
Park Place Entertainment Corp.,
   7.875% Sr. Sub. Nts., 3/15/10(5)                      200,021
199,500
Premier Cruise Ltd., 11% Sr. Nts.,
   3/15/08(1,6,7)
250,000                  --
Premier Parks, Inc.:
   0%/10% Sr. Disc. Nts., 4/1/08(9)                      750,000
735,000
   9.75% Sr. Nts., 6/15/07                               500,000
515,000
Prime Hospitality Corp., 8.375%
   Sr. Sub. Nts., 5/1/12(5)                              400,021
394,000

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Station Casinos, Inc., 9.875%
   Sr. Unsec. Sub. Nts., 7/1/10                  $       800,000    $
850,000
Sun International Hotels Ltd.,
   8.875% Sr. Sub. Nts., 8/15/11(5)                      700,000
718,375
Trump Atlantic City Associates/
   Trump Atlantic City Funding, Inc.,
   11.25% First Mtg. Nts., 5/1/06                         25,000
18,938
Vail Resorts, Inc., 8.75% Sr. Unsec.
   Sub. Nts., 5/15/09                                    200,000
201,000
Venetian Casino Resort LLC/Las Vegas
   Sands, Inc., 11% Bonds, 6/15/10(5)                    250,021
252,813

-----------------

12,519,375
-------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.3%
Beazer Homes USA, Inc., 8.375% Sr. Nts.,
   4/15/12(5)                                            400,000
406,000
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                  300,000
204,000
D.R. Horton, Inc.:
   7.875% Sr. Nts., 8/15/11                              300,000
294,000
   9.375% Sr. Unsec. Sub. Nts., 3/15/11                  400,000
408,000
   9.75% Sr. Sub. Nts., 9/15/10                          400,000
416,000
Del Webb Corp, 10.25% Sr. Unsec. Sub.
   Nts., 2/15/10                                         300,000
330,750
KB Home:
   7.75% Sr. Nts., 10/15/04                              300,000
304,500
   8.625% Sr. Sub. Nts., 12/15/08                        250,000
253,750
   9.50% Sr. Unsec. Sub. Nts., 2/15/11                   400,000
413,000
Metromedia International Group, Inc.,
   10.50% Sr. Unsec. Disc. Nts.,
   9/30/07(1,2)                                          529,470
129,720
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts.,
   12/15/05                                              425,000
429,250
Standard Pacific Corp., 9.25% Sr. Sub.
   Nts., 4/15/12                                         200,000
202,000
WCI Communities, Inc., 9.125% Sr.
   Sub. Nts., 5/1/12                                     300,000
299,250
Williams Scotsman, Inc., 9.875% Sr.
   Unsec. Nts., 6/1/07(5)                                800,000
768,000

-----------------

4,858,220
-------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%
Amazon.com, Inc., 0%/10% Sr.
   Unsec. Disc. Nts., 5/1/08(9)                        1,100,000
1,006,500
-------------------------------------------------------------------------------------
MEDIA--3.9%
Adelphia Communications Corp.:
   7.875% Sr. Unsec. Nts., 5/1/09(6)                     350,000
136,500
   10.25% Sr. Unsec. Nts., 11/1/06(6)                    400,000
160,000
   10.25% Sr. Unsec. Sub. Nts., 6/15/11(6)               600,000
249,000
   10.875% Sr. Unsec. Nts., 10/1/10(6)                   500,000
200,000
AMC Entertainment, Inc., 9.50% Sr.
   Unsec. Sub. Nts., 2/1/11                              500,000
498,125

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

MEDIA Continued
Block Communications, Inc., 9.25%
   Sr. Sub. Nts., 4/15/09(5)                     $       400,000    $
402,000
Chancellor Media Corp., 8.75% Sr.
   Unsec. Sub. Nts., Series B, 6/15/07                   400,000
402,000
Charter Communications Holdings
   LLC/Charter Communications
   Holdings Capital Corp.:
   0%/9.92% Sr. Unsec. Disc. Nts.,
   4/1/11(9)                                             900,000
434,250
   8.25% Sr. Unsec. Nts., 4/1/07                         250,000
168,750
   8.625% Sr. Unsec. Nts., 4/1/09                        200,000
135,000
   10.75% Sr. Unsec. Nts., 10/1/09                     1,100,000
778,250
   11.125% Sr. Unsec. Nts., 1/15/11                      499,979
347,500
Classic Cable, Inc., 10.50% Sr. Sub. Nts.,
   3/1/10(6,7)                                           199,979
45,250
Comcast UK Cable Partner Ltd., 11.20%
   Sr. Unsec. Disc. Debs., 11/15/07                      249,979
226,250
Corus Entertainment, Inc., 8.75% Sr. Sub.
   Nts., 3/1/12                                          300,000
301,500
Cumulus Media, Inc., 10.375% Sr. Unsec.
   Sub. Nts., 7/1/08                                     450,000
479,250
Diamond Cable Communications plc,
   11.75% Sr. Disc. Nts., 12/15/05(6)                    500,000
132,500
Diamond Holdings plc, 9.125% Sr. Nts.,
   2/1/08(6)                                              49,979
44,750
EchoStar Broadband Corp., 10.375% Sr.
   Unsec. Nts., 10/1/07                                  799,979
768,000
EchoStar DBS Corp., 9.375% Sr. Unsec.
   Nts., 2/1/09                                          900,000
837,000
Emmis Communications Corp.:
   0%/12.50% Sr. Unsec. Disc. Nts.,
   3/15/11(9)                                            700,000
507,500
   8.125% Sr. Unsec. Sub. Nts., Series B,
   3/15/09                                               600,000
588,000
Entravision Communications Corp.,
   8.125% Sr. Sub. Nts., 3/15/09(5)                      399,979
404,000
Insight Midwest LP/Insight Capital, Inc.,
   9.75% Sr. Nts., 10/1/09                               399,979
370,000
Key3Media Group, Inc., 11.25% Sr. Sub.
   Nts., 6/15/11                                         499,979
227,500
Lamar Advertising Co.:
   8.625% Sr. Sub. Nts., 9/15/07                         150,000
154,500
   9.625% Sr. Unsec. Sub. Nts., 12/1/06                   49,979
51,625
Mediacom LLC/Mediacom Capital
   Corp., 9.50% Sr. Unsec. Nts., 1/15/13                 600,000
522,000
Penton Media, Inc., 10.375% Sr. Unsec.
   Sub. Nts., 6/15/11                                    600,000
369,000
Radio One, Inc., 8.875% Sr. Unsec. Sub.
   Nts., Series B, 7/1/11                                199,979
200,500

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Regal Cinemas, Inc., 9.375% Sr.
   Sub. Nts., 2/1/12(5)                          $       199,979    $
208,000
Rogers Cablesystems Ltd., 10%
   Second Priority Sr. Sec. Debs.,
   12/1/07                                               199,979
209,000
Shaw Communications, Inc., 8.54%
   Debs., 9/30/27[CAD]                                   340,000
202,268
Sinclair Broadcast Group, Inc.:
   8% Sr. Sub. Nts., 3/15/12                             749,979
742,500
   8.75% Sr. Sub. Nts., 12/15/07                         100,000
100,000
   8.75% Sr. Sub. Nts., 12/15/11                         299,979
301,500
   9% Sr. Unsec. Sub. Nts., 7/15/07                      500,000
502,500
Six Flags, Inc., 8.875% Sr. Nts., 2/1/10                 800,000
800,000
Spanish Broadcasting System, Inc.,
   9.625% Sr. Unsec. Sub. Nts., 11/1/09                  800,000
828,000
Telewest Communications plc,
   0%/9.875% Sr. Disc. Nts.,
   4/15/09(9)[GBP]                                       100,000
51,064
United Pan-Europe Communications
   NV:
   0%/13.375% Sr. Unsec. Disc. Nts.,
   Series B, 11/1/09(6,7,9)                              500,000
50,000
   0%/13.75% Sr. Unsec. Disc. Nts.,
   Series B, 2/1/10(6,7,9)                               200,000
20,000
   11.25% Sr. Nts., Series B, 11/1/09(6)[EUR]            250,000
30,245
WRC Media, Inc./Weekly Reader
   Corp./Compass Learning Corp.,
   12.75% Sr. Sub. Nts., 11/15/09                        500,000
513,750

-----------------

14,699,327
-------------------------------------------------------------------------------------
MULTILINE RETAIL--0.3%
Saks, Inc.:
   8.25% Sr. Unsec. Nts., 11/15/08                       700,000
665,000
   9.875% Nts., 10/1/11                                  400,000
404,000

-----------------

1,069,000
-------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.8%
Asbury Automotive Group, Inc.,
   9% Sr. Sub. Nts., 6/15/12(5)                          300,000
291,000
AutoNation, Inc., 9% Sr. Unsec.
   Nts., 8/1/08                                          500,000
517,500
CSK Auto, Inc., 12% Sr. Nts., 6/15/06(5)                 400,000
429,500
Eye Care Centers of America, Inc.,
   9.125% Sr. Unsec. Sub. Nts., 5/1/08                   200,000
171,000
Finlay Enterprises, Inc., 9% Debs.,
   5/1/08                                                100,000
96,875
Petco Animal Supplies, Inc., 10.75%
   Sr. Sub. Nts., 11/1/11                                200,000
217,000
United Auto Group, Inc., 9.625%
   Sr. Sub. Nts., 3/15/12(5)                             300,000
303,000
United Rentals (North America), Inc.,
   10.75% Sr. Unsec. Nts., 4/15/08                       600,000
645,000

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

SPECIALTY RETAIL Continued
United Rentals, Inc., 9.25% Sr. Unsec.
   Sub. Nts., Series B, 1/15/09                  $       250,000    $
252,500

-----------------

2,923,375
-------------------------------------------------------------------------------------
TEXTILES & APPAREL--0.2%
Finlay Fine Jewelry Corp., 8.375%
   Sr. Nts., 5/1/08                                      300,000
295,125
Galey & Lord, Inc., 9.125% Sr. Unsec.
   Sub. Nts., 3/1/08(6)                                  400,000
71,000
Phillips-Van Heusen Corp., 9.50% Sr.
   Unsec. Sub. Nts., 5/1/08                              200,000
204,000
Russell Corp., 9.25% Sr. Nts., 5/1/10(5)                 200,000
207,000

-----------------

777,125
-------------------------------------------------------------------------------------
CONSUMER STAPLES--1.9%
-------------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc., 8.125% Sr.
   Sub. Nts., 1/15/12                                    300,000
309,375
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts.,
   Series B, 2/1/05                                      200,000
168,000

-----------------

477,375
-------------------------------------------------------------------------------------
FOOD & DRUG RETAILING--0.7%
Fleming Cos., Inc.:
   10.125% Sr. Unsec. Nts., 4/1/08                       400,000
408,000
   10.625% Sr. Unsec. Sub. Nts., Series D,
   7/31/07                                               600,000
591,000
Great Atlantic & Pacific Tea Co., Inc.
   (The), 9.125% Sr. Nts., 12/15/11                      400,000
374,000
Pantry, Inc. (The), 10.25% Sr. Sub. Nts.,
   10/15/07                                              200,000
182,000
Pathmark Stores, Inc., 8.75% Sr. Sub. Nts.,
   2/1/12                                                500,000
510,000
Real Time Data Co., 13% Disc. Nts.,
   5/31/09(1,6,7)                                        142,981
18,588
Winn-Dixie Stores, Inc., 8.875% Sr. Nts.,
   4/1/08                                                400,000
402,000

-----------------

2,485,588
-------------------------------------------------------------------------------------
FOOD PRODUCTS--0.7%
American Seafood Group LLC,
   10.125% Sr. Sub. Nts., 4/15/10(5)                     200,000
203,000
Aurora Foods, Inc., 8.75% Sr. Sub. Nts.,
    Series B, 7/1/08                                     300,000
202,500
Burns Philp Capital Pty Ltd., 9.75%
   Sr. Sub. Nts., 7/15/12(5)                             200,000
199,000
Del Monte Corp., 9.25% Sr. Unsec.
   Sub. Nts., 5/15/11                                    300,000
313,500
Doane Pet Care Co., 9.75% Sr. Unsec.
   Sub. Nts., 5/15/07                                    200,000
175,000
Dole Food Co., Inc., 7.25% Nts.,
   5/1/09(5)                                             800,000
819,076

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Smithfield Foods, Inc., 7.625% Sr.
   Unsec. Sub. Nts., 2/15/08                     $       400,000    $
401,000
Sparkling Spring Water Group Ltd.,
   11.50% Sr. Sec. Sub. Nts., 11/15/07                   200,000
195,250

-----------------

2,508,326
-------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.4%
AKI Holdings Corp., 0%/13.50% Sr. Disc.
   Debs., 7/1/09(9)                                      150,000
75,937
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                350,000
334,688
Holmes Products Corp., 9.875% Sr.
   Unsec. Sub. Nts., Series B, 11/15/07                  200,000
131,500
Johnsondiversey, Inc., 9.625% Sr. Sub.
   Nts., 5/15/12(5)                                      250,021
262,500
Playtex Products, Inc., 9.375% Sr. Unsec.
   Sub. Nts., 6/1/11                                     500,021
532,500
Revlon Consumer Products Corp., 9%
   Sr. Nts., 11/1/06                                     300,000
211,500
Styling Technology Corp., 10.875% Sr.
   Unsec. Sub. Nts., 7/1/08(1,6,7)
70,000                  --

-----------------

1,548,625
-------------------------------------------------------------------------------------
ENERGY--3.1%
-------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.3%
Clark Refining & Marketing, Inc.,
   8.875% Sr. Sub. Nts., 11/15/07                        200,000
193,000
Denbury Management, Inc.,
   9% Sr. Sub. Nts., 3/1/08                              400,000
395,000
Dresser, Inc., 9.375% Sr. Sub. Nts.,
   4/15/11(5)                                            300,000
305,250
Grant Geophysical, Inc., 9.75% Sr.
   Unsec. Nts., Series B, 2/15/08(1)                     560,000
254,800
Hanover Equipment Trust, 8.50%
    Sr. Sec. Nts., Trust 2001, Cl. A, 9/1/08(5)          500,000
465,000
Hornbeck-Leevac Marine Services,
   Inc., 10.625% Sr. Nts., 8/1/08                        750,000
788,437
Leviathan Gas Pipeline Partners LP/
   Leviathan Finance Corp., 10.375%
   Sr. Unsec. Sub. Nts., Series B, 6/1/09                400,000
426,000
Ocean Rig Norway AS, 10.25% Sr. Sec.
   Nts., 6/1/08                                          700,000
619,500
Petroleum Helicopters, Inc., 9.375%
   Sr. Nts., 5/1/09                                      200,000
206,000
Trico Marine Services, Inc., 8.875%
   Sr. Nts., 5/15/12(5)                                  600,000
597,000
Universal Compression Holdings,
   Inc., 0%/9.875% Sr. Disc. Nts.,
   2/15/08(9)                                            800,000
764,000

-----------------

5,013,987

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

OIL & GAS--1.8%
Chesapeake Energy Corp., 8.125%
   Sr. Unsec. Nts., 4/1/11                       $       600,000    $
592,500
Forest Oil Corp., 7.75% Sr. Nts.,
   5/1/14(5)                                             300,000
291,000
Frontier Oil Corp., 11.75% Sr. Nts.,
   11/15/09                                              400,000
427,000
Funding Corp./Beaver Valley
   Funding Corp., 9% Second Lease
   Obligation Bonds, 6/1/17                              199,000
213,346
Giant Industries, Inc., 11% Sr. Sub. Nts.,
   5/15/12(5)                                            300,000
265,500
Magnum Hunter Resources, Inc.,
   9.60% Sr. Nts., 3/15/12(5)                            400,000
414,000
PDVSA Finance Ltd., 9.375% Sr. Unsec.
   Nts., 11/15/07                                        235,000
232,650
Pennzoil-Quaker State Co., 6.75%
   Nts., 4/1/09                                          575,000
598,272
Petroleos Mexicanos, 9.375% Sr.
   Unsec. Bonds, 12/2/08                                 585,000
628,875
Petronas Capital Ltd., 7.875% Nts.,
   5/22/22(5)                                            820,000
817,037
Pioneer Natural Resources Co.,
   7.50% Sr. Nts., 4/15/12                               600,000
612,599
Pogo Producing Co., 8.75% Sr. Sub.
   Nts., Series B, 5/15/07                               300,000
305,625
Premcor USA, Inc., 11.50% Cum. Sr.
   Nts., 10/1/09(1)                                       78,000
82,290
RAM Energy, Inc., 11.50% Sr. Unsec.
   Nts., 2/15/08                                         900,000
459,000
Stone Energy Corp., 8.75% Sr. Sub.
   Nts., 9/15/07                                         270,000
276,750
XTO Energy, Inc., 7.50% Sr. Nts., 4/15/12                500,000
512,500

-----------------

6,728,944
-------------------------------------------------------------------------------------
FINANCIALS--4.5%
-------------------------------------------------------------------------------------
BANKS--1.0%
Bank Plus Corp., 12% Sr. Nts., 7/18/07                     7,000
7,525
Chohung Bank, 11.875%
   Sub. Nts., 4/1/10(2)                                  550,000
634,576
European Investment Bank, 3%
   Eligible Interest Nts., 9/20/06[JPY]              173,000,000
1,612,944
Local Financial Corp., 11% Sr. Nts.,
   9/8/04(5)                                             150,000
159,750
Ocwen Capital Trust I, 10.875% Capital
   Nts., 8/1/27                                          150,000
120,750
Ocwen Financial Corp., 11.875% Nts.,
   10/1/03                                               150,000
150,000
Ongko International Finance Co. BV,
   10.50% Sec. Nts., 3/29/04(1,6,7)                       90,000
1,350

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Tokai Preferred Capital Co. LLC,
   9.98% Non-Cum. Bonds,
   Series A, 12/29/49(2,5)                       $       585,000    $
495,945
Western Financial Bank, 9.625%
   Unsec. Sub. Debs., 5/15/12                            500,000
502,500

-----------------

3,685,340
-------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--1.0%
AmeriCredit Corp., 9.875% Sr. Nts.,
   4/15/06(1)                                            600,000
606,000
AMRESCO, Inc.:
   9.875% Sr. Sub. Nts., Series 98-A,
   3/15/05(6,7)                                          300,000
64,500
   10% Sr. Sub. Nts., Series 97-A,
   3/15/04(6,7)                                          100,000
21,500
Finova Group, Inc. (The),
   7.50% Nts., 11/15/09                                1,000,000
335,000
Fuji JGB Investment LLC, 9.87%
   Non-Cum. Bonds, Series A,
   12/31/49(2,5)                                         695,000
603,867
IBJ Preferred Capital Co. (The) LLC,
   8.79% Bonds, 12/29/49(2,5)                          1,685,000
1,393,113
IPC Acquisition Corp., 11.50% Sr. Sub.
   Nts., 12/15/09(5)                                     400,000
386,000
LaBranche & Co., Inc., 12% Sr. Unsec.
   Sub. Nts., 3/2/07                                     200,000
225,000

-----------------

3,634,980
-------------------------------------------------------------------------------------
INSURANCE--0.0%
Conseco, Inc., 10.75% Sr. Unsec. Nts.,
   6/15/09(5)                                            300,000
147,000
-------------------------------------------------------------------------------------
REAL ESTATE--1.0%
CB Richard Ellis Services, Inc., 11.25%
   Sr. Unsec. Sub. Nts., 6/15/11                         250,000
211,250
Corrections Corp. of America, 9.875%
   Sr. Nts., 5/1/09(5)                                   300,000
310,500
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                406,000
399,910
Host Marriott LP, 9.50% Sr. Nts.,
   1/15/07(5)                                            400,000
405,500
IStar Financial, Inc., 8.75% Sr. Unsec.
   Nts., 8/15/08                                         200,000
198,574
MeriStar Hospitality Corp.:
   8.75% Sr. Unsec. Sub. Nts., 8/15/07                   325,000
289,250
   9.125% Sr. Nts., 1/15/11                            1,000,000
960,000
   9.125% Sr. Unsec. Nts., 1/15/11(5)                    300,000
288,000
   10.50% Sr. Nts., 6/15/09(5)                           400,000
406,000
Saul (B.F.) Real Estate Investment Trust,
   9.75% Sr. Sec. Nts., Series B, 4/1/08                 245,000
243,775
Ventas Realty LP, 9% Sr. Nts., 5/1/12(5)                 200,000
206,000

-----------------

3,918,759

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

HEALTH CARE--2.1%
-------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
-------------------------------------------------------------------------------------
Fisher Scientific International, Inc.:
   8.125% Sr. Sub. Nts., 5/1/12(5)               $       300,000    $
300,000
   9% Sr. Unsec. Sub. Nts., 2/1/08                       400,000
411,000
   9% Sr. Unsec. Sub. Nts., 2/1/08                       105,000
107,887
Kinetic Concepts, Inc., 9.625% Sr.
   Unsec. Sub. Nts., Series B, 11/1/07                   250,000
250,000
Sybron Dental Specialties, Inc., 8.125%
   Sr. Sub. Nts., 6/15/12(5)                             300,000
298,500
Vanguard Health Systems, Inc., 9.75%
   Sr. Unsec. Sub. Nts., 8/1/11                          300,000
314,250

-----------------

1,681,637
-------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.5%
aaiPharma, Inc., 11% Sr. Sub. Nts.,
   4/1/10(5)                                             200,000
186,000
Beverly Enterprises, Inc., 9.625% Sr.
   Unsec. Nts., 4/15/09                                  800,000
824,000
Extendicare Health Services, Inc.,
   9.50% Sr. Nts., 7/1/10(5)                             300,000
301,875
Fresenius Medical Care Capital Trust II,
   7.875% Nts., 2/1/08                                   700,000
631,750
Fresenius Medical Care Capital Trust III,
   7.375% Nts., 2/1/08[DEM]                               25,000
11,551
Fresenius Medical Care Capital Trust IV,
   7.875% Trust Preferred Nts., 6/15/11                  600,000
540,000
Hanger Orthopedic Group, Inc.,
   10.375% Sr. Nts., 2/15/09(5)                          125,000
130,625
Healthsouth Corp., 7.625% Nts.,
   6/1/12(5)                                             600,000
595,391
Magellan Health Services, Inc.:
   9% Sr. Sub. Nts., 2/15/08                             600,000
219,000
   9.375% Sr. Nts., 11/15/07(5)                          700,000
528,500
PacifiCare Health Systems, Inc., 10.75%
   Sr. Nts., 6/1/09(5)                                   900,000
925,875
Triad Hospitals, Inc., 8.75% Sr. Unsec.
   Nts., Series B, 5/1/09                                400,000
420,000
US Oncology, Inc., 9.625% Sr. Sub. Nts.,
   2/1/12                                                400,000
390,000

-----------------

5,704,567
-------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Pfizer, Inc., 0.80% Unsec. Bonds, Series
   INTL, 3/18/08[JPY]                                 53,000,000
447,887
-------------------------------------------------------------------------------------
INDUSTRIALS--4.9%
-------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.6%
Alliant Techsystems, Inc., 8.50% Sr.
   Unsec. Sub. Nts., 5/15/11                             300,000
315,000

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

American Plumbing & Mechanical,
   Inc., 11.625% Sr. Sub. Nts., Series B,
   10/15/08                                      $       425,000    $
422,875
BE Aerospace, Inc., 8.875% Sr. Unsec.
   Sub. Nts., 5/1/11                                     400,000
374,000
Fairchild Corp., 10.75% Sr. Unsec. Sub.
   Nts., 4/15/09                                         325,000
186,875
L-3 Communications Corp., 7.625% Sr.
   Sub. Nts., 6/15/12(5)                                 600,000
601,500
SC International Services, Inc., 9.25% Sr.
   Sub. Nts., Series B, 9/1/07                           200,000
160,000
Transdigm, Inc., 10.375% Sr. Sub. Nts.,
   12/1/08(5)                                            200,000
206,000

-----------------

2,266,250
-------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS--0.1%
Atlas Air, Inc.:
   9.25% Sr. Nts., 4/15/08                               100,000
50,500
   9.375% Sr. Unsec. Nts., 11/15/06                      650,000
328,250

-----------------

378,750
-------------------------------------------------------------------------------------
AIRLINES--0.3%
America West Airlines, Inc., 10.75%
   Sr. Nts., 9/1/05                                      450,000
250,312
Amtran, Inc.:
   9.625% Nts., 12/15/05                                 300,000
208,500
   10.50% Sr. Nts., 8/1/04                               700,000
507,500

-----------------

966,312
-------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.3%
Associated Materials, Inc., 9.75%
   Sr. Sub. Nts., 4/15/12(5)                             200,000
206,000
Nortek, Inc.:
   9.125% Sr. Unsec. Nts., Series B,
   9/1/07                                                650,000
661,375
   9.25% Sr. Nts., Series B, 3/15/07                     150,000
152,625
   9.875% Sr. Unsec. Sub. Nts., 6/15/11                  250,000
253,750

-----------------

1,273,750
-------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste North America, Inc.:
   8.50% Sr. Sub. Nts., 12/1/08                          900,000
873,000
   8.875% Sr. Nts., Series B, 4/1/08                     800,000
788,000
   10% Sr. Unsec. Sub. Nts., Series B,
   8/1/09                                                900,000
888,822
Buhrmann US, Inc., 12.25% Sr.
   Unsec. Sub. Nts., 11/1/09                             500,000
522,500
Coinmach Corp., 9% Sr. Nts., 2/1/10(5)                   250,000
255,000
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
   3/1/07                                                350,000
364,000
Hydrochem Industrial Services, Inc.,
   10.375% Sr. Sub. Nts., 8/1/07(1)                      150,000
117,750

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES Continued
IT Group, Inc., 11.25% Sr. Unsec. Sub.
   Nts., Series B, 4/1/09(1,6)                   $       400,000
$            500
Kindercare Learning Centers, Inc.,
   9.50% Sr. Sub. Nts., 2/15/09                          500,000
497,500
Mail-Well, Inc., 9.625% Sr. Nts., 3/15/12(5)             400,000
404,000
Protection One, Inc./Protection One
   Alarm Monitoring, Inc., 7.375%
   Sr. Unsec. Nts., 8/15/05                              400,000
354,000
Safety-Kleen Corp., 9.25% Sr. Unsec.
   Nts., 5/15/09(1,6,7)                                  400,000
10,000
Synagro Technologies, Inc., 9.50%
   Sr. Sub. Nts., 4/1/09(5)                              200,000
206,000

-----------------

5,281,072
-------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.4%
Brand Scaffold Services, Inc., 10.25%
   Sr. Unsec. Nts., 2/15/08                              300,000
296,250
Integrated Electrical Services, Inc.,
   9.375% Sr. Sub. Nts., Series C, 2/1/09                700,000
675,500
Spectrasite Holdings, Inc., 0%/12% Sr.
   Disc. Nts., 7/15/08(9)                                500,000
157,500
URS Corp., 12.25% Sr. Sub. Nts., Series
   B, 5/1/09                                             500,000
502,500

-----------------

1,631,750
-------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
Cherokee International LLC, 10.50% Sr.
   Unsec. Sub. Nts., Series B, 5/1/09                    500,000
252,500
Dayton Superior Corp., 13% Sr. Unsec.
    Sub. Nts., 6/15/09                                   200,000
201,000
UCAR Finance, Inc., 10.25% Sr. Nts.,
   2/15/12(5)                                            300,000
307,500

-----------------

761,000
-------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Great Lakes Dredge & Dock Corp.,
   11.25% Sr. Unsec. Sub. Nts., 8/15/08                  500,000
527,500
Tyco International Group SA, 6.375%
   Nts., 10/15/11                                        700,000
536,893

-----------------

1,064,393
-------------------------------------------------------------------------------------
MACHINERY--0.9%
Actuant Corp., 13% Sr. Sub. Nts.,
   5/1/09                                                208,000
242,320
AGCO Corp., 9.50% Sr. Unsec. Nts.,
   5/1/08                                                800,000
850,000
Eagle-Picher Industries, Inc., 9.375%
   Sr. Unsec. Sub. Nts., 3/1/08                          300,000
249,000
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(6)             400,000
32,000
International Wire Group, Inc., 11.75%
   Sr. Sub. Nts., Series B, 6/1/05                       125,000
112,500

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Joy Global, Inc., 8.75% Sr. Sub. Nts.,
   3/15/12(5)                                    $       100,000    $
102,750
NMHG Holding Co., 10% Sr. Nts.,
   5/15/09(5)                                            300,000
306,000
Roller Bearing Co. of America, Inc.,
   9.625% Sr. Sub. Nts., Series B,
   6/15/07                                               540,000
523,800
Terex Corp.:
   8.875% Sr. Unsec. Sub. Nts., 4/1/08                   250,000
255,000
   8.875% Sr. Unsec. Sub. Nts.,
   Series C, 4/1/08                                      100,000
102,000
   9.25% Sr. Unsec. Sub. Nts., 7/15/11                   400,000
416,000

-----------------

3,191,370
-------------------------------------------------------------------------------------
MARINE--0.2%
CP Ships Ltd., 10.375% Sr. Nts., 7/15/12(5)              600,000
592,500
Millenium Seacarriers, Inc., Units
   (each unit consists of $1,000
   principal amount of 12% first
   priority ship mtg. sr. sec. nts.,
   7/15/05 and one warrant to
   purchase five shares of
   common stock)(1,6,10)                                 250,000
137,500
Navigator Gas Transport plc, 10.50%
   First Priority Ship Mtg. Nts., 6/30/07(5)             175,000
81,375

-----------------

811,375
-------------------------------------------------------------------------------------
ROAD & RAIL--0.1%
Kansas City Southern Railway, 7.50%
   Sr. Nts., 6/15/09(5)                                  400,000
402,500
-------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Budget Group, Inc., 9.125% Sr. Unsec.
   Nts., 4/1/06(6)                                       700,000
171,500
Cambridge Industries, Inc., Liquidating
   Trust Interests, 7/15/07
77,456                  --

-----------------

171,500
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.4%
-------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.0%
CellNet Data Systems, Inc., 0%/14%
   Sr. Unsec. Disc. Nts., 10/1/07(1,6,7,9)
400,000                  40
-------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology Hdd Holdings,
   8% Sr. Nts., 5/15/09(5)                               200,000
201,000
-------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
ChipPAC International Co. Ltd.,
   12.75% Sr. Unsec. Sub. Nts., Series B,
   8/1/09(1)                                             600,000
633,000

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Communications & Power Industries,
   Inc., 12% Sr. Sub. Nts., Series B,
   8/1/05(1)                                     $       250,000    $
202,500
Flextronics International Ltd.,
   9.875% Sr. Unsec. Sub. Nts., 7/1/10                   500,000
525,000
Ingram Micro, Inc., 9.875% Sr.
   Unsec. Sub. Nts., 8/15/08                             700,000
731,500

-----------------

2,092,000
-------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
Equinix, Inc., 13% Sr. Unsec. Nts.,
   12/1/07(1)                                            200,000
37,000
Exodus Communications, Inc.,
   10.75% Sr. Nts., 12/15/09(6,7)[EUR]                   400,000
63,206
FirstWorld Communications, Inc.,
   0%/13% Sr. Disc. Nts., 4/15/08(1,6,7,9)               250,000
24,063
Globix Corp., 12.50% Sr. Unsec. Nts.,
   2/1/10(6)                                             300,000
55,500
PSINet, Inc.:
   10.50% Sr. Unsec. Nts., 12/1/06(6,7)[EUR]             100,000
8,148
   11% Sr. Nts., 8/1/09(6,7)                             300,000
30,750

-----------------

218,667
-------------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.0%
ASAT Finance LLC, 12.50% Sr. Unsec.
   Nts., 11/1/06(1)                                      162,500
129,187
-------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.7%
Amkor Technology, Inc.:
   9.25% Sr. Unsec. Nts., 5/1/06                         700,000
577,500
   9.25% Sr. Unsec. Sub. Nts., 2/15/08                   250,000
205,000
Fairchild Semiconductor Corp.:
   10.375% Sr. Unsec. Nts., 10/1/07                      500,000
522,500
   10.50% Sr. Unsec. Sub. Nts., 2/1/09                   300,000
321,000
Micron Technology, Inc., 6.50% Sub.
   Nts., 9/30/05(1)                                    1,000,000
900,000

-----------------

2,526,000
-------------------------------------------------------------------------------------
MATERIALS--4.6%
-------------------------------------------------------------------------------------
CHEMICALS--1.0%
Compass Minerals Group, Inc., 10% Sr.
   Sub. Nts., 8/15/11                                    450,000
477,000
Equistar Chemicals LP, 8.75% Sr. Unsec.
   Nts., 2/15/09                                         600,000
537,162
Huntsman Corp./ICI Chemical Co. plc:
   10.125% Sr. Unsec. Sub. Nts.,
   7/1/09[EUR]                                           200,000
171,349
   Zero Coupon Sr. Unsec. Disc.
   Nts., 13.09%, 12/31/09(8)                             600,000
147,000
Huntsman International LLC, 9.875%
   Sr. Nts., 3/1/09(5)                                   300,000
302,250

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

ISP Holdings, Inc., 10.625% Bonds,
   12/15/09(5)                                   $       200,000    $
199,000
Lyondell Chemical Co.:
   9.50% Sec. Nts., 12/15/08                             300,000
280,500
   9.625% Sr. Sec. Nts., Series A, 5/1/07(4)             400,000
383,000
   9.875% Sec. Nts., Series B, 5/1/07                    400,000
384,000
NL Industries, Inc., 11.75% Sr. Sec. Nts.,
   10/15/03                                               93,000
93,465
OM Group, Inc., 9.25% Sr. Sub. Nts.,
   12/15/11                                              200,000
208,000
PCI Chemicals Canada, 10% Sr. Sec.
   Nts., 12/31/08                                        113,061
77,588
Pioneer Cos., Inc., 5.355% Sr. Sec. Nts.,
   12/31/06(1,2)                                          37,688
24,733
Sterling Chemicals, Inc.:
   11.75% Sr. Unsec. Sub. Nts., 8/15/06(6)               540,000
78,300
   12.375% Sr. Sec. Nts., Series B,
   7/15/06(6)                                            500,000
467,500
Unifrax Investment Corp., 10.50% Sr.
   Nts., 11/1/03                                          50,000
50,500

-----------------

3,881,347
-------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Formica Corp., 10.875% Sr. Unsec. Sub.
   Nts., Series B, 3/1/09(6)                             200,000
55,000
-------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.0%
Ball Corp.:
   7.75% Sr. Unsec. Nts., 8/1/06                         125,000
129,375
   8.25% Sr. Unsec. Sub. Nts., 8/1/08                    125,000
130,000
Graphic Packaging Corp., 8.625% Sr.
   Sub. Nts., 2/15/12(5)                                 500,000
518,750
Owens-Brockway Glass Container,
   Inc., 8.875% Sr. Sec. Nts., 2/15/09(5)                200,000
201,000
Packaging Corp. of America, 9.625%
   Sr. Unsec. Sub. Nts., 4/1/09                          750,000
813,750
Silgan Holdings, Inc., 9% Sr. Sub. Debs.,
   6/1/09(5)                                             200,000
207,000
Stone Container Corp.:
   8.375% Sr. Nts., 7/1/12(5)                            400,000
405,000
   9.25% Sr. Unsec. Nts., 2/1/08                         200,000
211,500
   9.75% Sr. Unsec. Nts., 2/1/11                         600,000
645,000
TriMas Corp., 9.875% Sr. Sub. Nts.,
   6/15/12(5)                                            500,000
501,250

-----------------

3,762,625
-------------------------------------------------------------------------------------
METALS & MINING--1.8%
AK STEEL CORP.:
   7.75% Sr. Unsec. Nts., 6/15/12(5)                   1,200,000
1,194,000
   7.875% Sr. Unsec. Nts., 2/15/09                       500,000
502,500
Better Minerals & Aggregates Co.,
   13% Sr. Unsec. Sub. Nts., 9/15/09                     100,000
94,500

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

METALS & MINING Continued
California Steel Industries Corp.,
   8.50% Sr. Unsec. Nts., Series B,
   4/1/09                                        $       200,000    $
202,500
Centaur Mining & Exploration Ltd.,
   11% Sr. Nts., 12/1/07(6)                              100,000
6,625
Century Aluminum Co., 11.75% Sr.
   Sec. Nts., 4/15/08                                    500,000
540,000
Great Lakes Carbon Corp., 10.25% Sr.
   Sub. Nts., Series B, 5/15/08                          423,375
290,012
International Utility Structures, Inc.,
   13% Unsec. Sub. Nts., 2/1/08                           71,000
14,200
Jorgensen (Earle M.) Co., 9.75% Sr. Sec.
   Nts., 6/1/12(5)                                       800,000
792,000
Kaiser Aluminum & Chemical Corp.:
   10.875% Sr. Nts., Series B, 10/15/06(6)               500,000
392,500
   12.75% Sr. Sub. Nts., 2/1/03(6)                       800,000
148,000
Metallurg Holdings, Inc., 0%/12.75%
   Sr. Disc. Nts., 7/15/08(9)                            300,000
138,750
Metallurg, Inc., 11% Sr. Nts., 12/1/07                   500,000
452,500
National Steel Corp., 9.875% First Mtg.
    Bonds, Series D, 3/1/09(6)                           800,000
300,000
P&L Coal Holdings Corp., 9.625% Sr.
   Sub. Nts., Series B, 5/15/08                          403,000
428,187
Steel Dynamics, Inc., 9.50% Sr. Nts.,
   3/15/09(5)                                            200,000
212,000
United States Steel LLC, 10.75% Sr.
   Nts., 8/1/08                                          800,000
836,000

-----------------

6,544,274
-------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
Ainsworth Lumber Co. Ltd.:
   12.50% Sr. Nts., 7/15/07(11)                          400,000
435,000
   13.875% Sr. Sec. Nts., 7/15/07                        400,000
450,000
Doman Industries Ltd., 8.75% Sr. Nts.,
    3/15/04(6)                                           900,000
184,500
Fort James Corp., 6.875% Sr. Nts.,
    9/15/07                                              500,000
474,520
Georgia-Pacific Corp., 8.125% Sr.
   Unsec. Nts., 5/15/11                                1,450,000
1,389,931
U.S. Timberlands Co. LP, 9.625%
   Sr. Nts., 11/15/07                                    300,000
199,500

-----------------

3,133,451
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.4%
-------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
360networks, Inc., 13% Sr. Unsec. Nts.,
   5/1/08(1,6,7)[EUR]
250,000                  25
Adelphia Business Solutions, Inc., 12%
   Sr. Sub. Nts., 11/1/07(1,6)
200,000                  20
American Tower Corp., 9.375% Sr. Nts.,
   2/1/09                                                400,000
222,000

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

COLO.com, Inc., 13.875% Sr. Nts.,
   3/15/10(1,6,7)                                $       400,000    $
7,000
Concentric Network Corp.,
   12.75% Sr. Unsec. Nts., 12/15/07(6,7)                  80,000
2,400
Focal Communications Corp.:
   0%/12.125% Sr. Unsec. Disc. Nts.,
   2/15/08(9)                                             80,000
6,000
   11.875% Sr. Unsec. Nts., Series B,
   1/15/10(1)                                             75,000
12,375
Intermedia Communications, Inc.:
   0%/12.25% Sr. Disc. Nts., Series B,
   3/1/09(6,7,9)                                         200,000
21,000
   8.50% Sr. Nts., Series B, 1/15/08(6,7)                200,000
63,000
International CableTel, Inc., 11.50% Sr.
   Deferred Coupon Nts., Series B,
   2/1/06(6)                                             500,000
135,000
KMC Telecom Holdings, Inc.,
   0%/12.50% Sr. Unsec. Disc. Nts.,
   2/15/08(1,9)                                          900,000
22,500
Level 3 Communications, Inc.,
   0%/10.50% Sr. Disc. Nts., 12/1/08(9)                1,100,000
214,500
Metromedia Fiber Network, Inc., 10%
   Sr. Unsec. Nts., Series B, 11/15/08(6)                400,000
6,000
NorthPoint Communications Group,
   Inc., 12.875% Nts., 2/15/10(6,7)                      350,000
71,750
Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                   350,000
141,750
NTL Communications Corp.,
   0%/9.75% Sr. Unsec. Nts.,
   Series B, 4/15/09(6,7,9)[GBP]                         775,000
333,726
Orion Network Systems, Inc.,
   12.50% Sr. Disc. Nts., 1/15/07                        675,000
334,905
PanAmSat Corp., 8.50% Sr. Nts.,
   2/1/12(5)                                             900,000
832,500
RCN Corp., 10.125% Sr. Unsec. Nts.,
   1/15/10                                               357,000
92,820
Tele1 Europe BV, 11.875% Sr. Nts.,
   12/1/09[EUR]                                          500,000
64,194
Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1,6,7)
500,000                  50
Viatel, Inc., 11.25% Sr. Sec. Nts.,
   4/15/08(1,6,7)                                        500,000
3,750
Winstar Communications, Inc., 12.75%
   Sr. Nts., 4/15/10(1,6,7)
250,000                  25
XO Communications, Inc.:
   0%/12.25% Sr. Unsec. Disc. Nts.,
   6/1/09(6,7,9)                                         400,000
8,000
   9% Sr. Unsec. Nts., 3/15/08(6)                        250,000
7,500
   9.625% Sr. Nts., 10/1/07(6,7)                         200,000
6,000
   10.75% Sr. Unsec. Nts., 11/15/08(6)                   300,000
9,000

-----------------
2,617,790

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.7%
Alamosa Delaware, Inc., 12.50%
   Sr. Unsec. Nts., 2/1/11                       $       300,000    $
85,500
American Cellular Corp., 9.50%
   Sr. Sub. Nts., 10/15/09                               850,000
157,250
Crown Castle International Corp.:
   0%/10.375% Sr. Disc. Nts., 5/15/11(9)                 500,000
232,500
   0%/10.625% Sr. Unsec. Disc. Nts.,
   11/15/07(9)                                           500,000
337,500
IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts.,
   7/15/10(9)                                            300,000
40,500
Leap Wireless International, Inc.:
   0%/14.50% Sr. Unsec. Disc. Nts.,
   4/15/10(9)                                            700,000
38,500
   12.50% Sr. Nts., 4/15/10                              100,000
11,500
Microcell Telecommunications, Inc.,
   0%/11.125% Sr. Disc. Nts., Series B,
   10/15/07(9)[CAD]                                      300,000
15,287
Millicom International Cellular SA,
   13.50% Sr. Disc. Nts., 6/1/06                         410,000
145,550
Nextel Communications, Inc.:
   0%/10.65% Sr. Disc. Nts., 9/15/07(9)                  750,000
410,625
   9.375% Sr. Unsec. Nts., 11/15/09                      350,000
178,500
Nextel Partners, Inc., 11% Sr. Unsec.
   Nts., 3/15/10                                         250,000
100,625
Omnipoint Corp., 11.50% Sr. Nts.,
   9/15/09(5)                                            735,000
738,675
Orbcomm Global LP (Escrow),
   8/15/04
200,000                  --
Price Communications Wireless, Inc.:
   9.125% Sr. Sec. Nts., Series B,
   12/15/06                                              250,000
261,562
   11.75% Sr. Sub. Nts., 7/15/07                         275,000
291,156
Rogers Communications, Inc., 8.75%
   Sr. Nts., 7/15/07[CAD]                                400,000
243,935
Rural Cellular Corp., 9.625% Sr. Sub. Nts.,
   Series B, 5/15/08                                     300,000
139,500
SBA Communications Corp.:
   0%/12% Sr. Unsec. Disc. Nts.,
   3/1/08(9)                                           1,000,000
565,000
   10.25% Sr. Unsec. Nts., 2/1/09                        600,000
363,000
TeleCorp PCS, Inc.:
   0%/11.625% Sr. Unsec. Sub. Disc. Nts.,
   4/15/09(9)                                            304,000
232,560
   10.625% Sr. Unsec. Sub. Nts., 7/15/10                 293,000
275,420
Tritel PCS, Inc.:
   0%/12.75% Sr. Unsec. Sub. Disc. Nts.,
   5/15/09(9)                                            221,000
174,590
   10.375% Sr. Sub. Nts., 1/15/11                        270,000
247,050

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

Triton PCS, Inc., 8.75% Sr. Unsec.
   Sub. Nts., 11/15/11                           $       200,000    $
124,000
US Unwired, Inc., 0%/13.375% Sr.
   Unsec. Sub. Disc. Nts., Series B,
   11/1/09(9)                                            900,000
220,500
VoiceStream Wireless Corp., 10.375%
   Sr. Unsec. Nts., 11/15/09                             564,000
544,260

-----------------

6,175,045
-------------------------------------------------------------------------------------
UTILITIES--2.0%
-------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.9%
AES Corp. (The):
   8.75% Sr. Unsec. Unsub. Nts.,
   6/15/08                                               500,000
322,500
   8.875% Sr. Unsec. Nts., 2/15/11                       500,000
312,500
AES Drax Holdings Ltd., 10.41% Sr. Sec.
   Sub. Nts., Series B, 12/31/20                         600,000
507,000
Caithness Coso Funding Corp., 9.05%
   Sr. Sec. Nts., Series B, 12/15/09                     400,000
410,000
Calpine Corp., 8.50% Sr. Unsec. Nts.,
   2/15/11                                             1,900,000
1,282,500
Central Termica Guemes SA, 2.50%
   Unsec. Unsub. Bonds, 9/26/10(1,2)                      90,000
6,750
CMS Energy Corp.:
   8.50% Sr. Nts., 4/15/11                               250,000
177,791
   9.875% Sr. Unsec. Nts., 10/15/07                      400,000
300,336
Edison Mission Energy:
   9.875% Sr. Unsec. Nts., 4/15/11                       200,000
198,344
   10% Sr. Unsec. Nts., 8/15/08                          800,000
797,076
Fuji JGB Investment LLC, 9.87% Non-
   Cum. Bonds, Series A, 12/31/49(2)                     165,000
143,364
Hanvit Bank, 12.75% Unsec. Sub. Nts.,
   3/1/10(2)                                             440,000
516,228
IBJ Preferred Capital Co. (The) LLC,
   8.79% Non-Cum. Bonds, Series A,
   12/29/49(2)                                           105,000
86,811
Mirant Americas Generation LLC,
   7.625% Sr. Unsec. Nts., 5/1/06                        700,000
567,530
SBS Agro Finance BV, 10.25% Bonds,
   7/21/00(1,6,7)                                        339,000
16,103
United Biscuits Finance plc, 10.75% Sr.
   Sub. Nts., 4/15/11[GBP]                               400,000
684,411
Western Resources, Inc., 9.75% Sr.
   Unsec. Nts., 5/15/07(5)                               800,000
767,160

-----------------

7,096,404

-------------------------------------------------------------------------------------
GAS UTILITIES--0.1%
AmeriGas Partners LP/AmeriGas
   Eagle Finance Corp., 8.875% Sr. Unsec.
   Nts., 5/20/11                                         300,000
313,500

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

MULTI-UTILITIES--0.0%
Dynegy Holdings, Inc., 8.75% Sr.
   Nts., 2/15/12                                 $       250,000    $
186,574

-----------------
Total Corporate Bonds and Notes
   (Cost $159,995,626)
135,813,965

                                                          SHARES
=====================================================================================
PREFERRED STOCKS--0.7%
AmeriKing, Inc., 13% Cum. Sr.
   Exchangeable, Non-Vtg, 12/1/08(1,11)
4,119                  41
BankUnited Capital Trust, 10.25%
   Capital Securities, 12/31/26                          100,021
96,250
Criimi Mae, Inc., 10.875% Cum. Cv.,
   Series B, Non-Vtg.                                     46,000
736,920
Crown American Realty Trust, 11% Cum.,
   Series A, Non-Vtg.                                      2,000
111,400
Doane Pet Care Co., 14.25% Jr. Sub. Debs.,
   Non-Vtg.(1,7)                                           5,000
176,250
Dobson Communications Corp.:
   12.25% Sr. Exchangeable, Non-Vtg.(11)                     652
288,510
   13% Sr. Exchangeable, Non-Vtg.(11)                        459
216,645
e.spire Communications, Inc., 12.75% Jr.
   Redeemable, Non-Vtg.(1,7,11)
216                  22
Eagle-Picher Holdings, Inc., 11.75% Cum.
   Exchangeable, Series B, Non-Vtg.(7)                     5,000
121,250
Earthwatch, Inc., 12% Cv., Series C,
   Non-Vtg.(1)                                             5,779
1,560
ICG Holdings, Inc., 14.25% Exchangeable,
   Non-Vtg.(1,7,11)
151                   2
Nebco Evans Holdings, Inc., 11.25% Sr.
   Redeemable Exchangeable,
   Non-Vtg.(1,7,11,12)
6,061                  --
Nextel Communications, Inc., 13% Cum.,
   Series D, Non-Vtg.(11)
2                  58
Paxson Communications Corp., 13.25%
   Cum. Jr. Exchangeable, Non-Vtg.(11)                        32
250,400
PRIMEDIA, Inc., 8.625% Exchangeable,
   Series H, Non-Vtg.                                      3,000
90,750
Rural Cellular Corp., 11.375% Cum.,
   Series B, Non-Vtg.(11)                                    565
108,763
Sovereign Real Estate Investment Trust,
   12% Non-Cum., Series A(1)                               4,600
514,050

-----------------
Total Preferred Stocks (Cost $5,985,420)
2,712,871

=====================================================================================
COMMON STOCKS--0.2%
Adelphia Business Solutions, Inc.(7)
363                   4
Aurora Foods, Inc.(1)                                      1,307
1,052
Celcaribe SA(1,7)
24,390                 244
Contour Energy Co.(7)
5,400                 340

                                                                        MARKET
VALUE
                                                          SHARES          SEE
NOTE 1
-------------------------------------------------------------------------------------

Covad Communications Group, Inc.(7)                       16,528    $
19,503
Criimi Mae, Inc.                                          71,447
527,993
Geotek Communications, Inc.(1)
90                  --
Geotek Communications, Inc.,
   Series B (Escrowed)(1,7)
210                  --
Grove Investors, Inc.(7)
2,222                  --
Horizon Natural Resources Co.(1,7)                         6,667
73,337
ICO Global Communication
   Holdings Ltd.(7)                                        6,016
11,130
Orbital Sciences Corp.(7)                                  1,019
8,121
Pioneer Cos., Inc.(1,7)                                    7,312
13,381
Premier Holdings Ltd.(1,7)
18,514                  --
Southern Pacific Funding Corp.,
   Liquidating Trust(1,7)
83,868                  --
Star Gas Partners LP                                         187
3,437
TVMAX Holdings, Inc.(1,7)                                  1,000
19,000
Wilshire Financial Services
   Group, Inc.(7)                                          6,273
21,642
WorldCom, Inc./MCI Group
8                   1
WorldCom, Inc./WorldCom Group(7)
206                  18
WRC Media Corp.(1,7)
1,082                  11

-----------------
Total Common Stocks (Cost $1,248,447)
699,214

                                                           UNITS
=====================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.4%
ASAT Finance LLC Wts., Exp. 11/1/06(1,7)
250                 437
Charles River Laboratories International,
   Inc. Wts., Exp. 10/1/09(1,7)                              350
64,750
Chesapeake Energy Corp. Wts.:
   Exp. 1/23/03(1,7)
1,668                  --
   Exp. 1/23/03(1,7)
953                  --
   Exp. 9/1/04(1,7)
2,800                  --
   Exp. 5/1/05(1,7)
2,182                  --
COLO.com, Inc. Wts., Exp. 3/15/10(1,7)
400                   4
Comunicacion Celular SA Wts.,
   Exp. 11/15/03(1,7)
200                   4
Concentric Network Corp. Wts.,
   Exp. 12/15/07(1,7)
100                   1
Covergent Communications, Inc. Wts.,
   Exp. 4/1/08(1,7)
400                   4
Equinix, Inc. Wts., Exp. 12/1/07(1,7)
200                   2
Geotek Communications, Inc. Wts.,
   Exp. 7/15/05(1,7)
7,500                  --
Golden State Bancorp, Inc. Litigation
   Wts.(7)                                                 2,404
2,621
Grove Investors, Inc., Tranche A Wts.,
   Exp. 9/14/08(7)
617                  --
Grove Investors, Inc., Tranche B Wts.,
   Exp. 9/14/08(7)
617                  --
HF Holdings, Inc. Wts., Exp. 9/27/09(1,7)
530                  53

                                                                        MARKET
VALUE
                                                           UNITS          SEE
NOTE 1
=====================================================================================

RIGHTS, WARRANTS AND CERTIFICATES Continued
Horizon PCS, Inc. Wts., Exp. 10/1/10(1,7)                  1,000
$             50
ICG Communications, Inc. Wts.,
   Exp. 9/15/05(1,7)
825                   8
ICO Global Communication
   Holdings Ltd. Wts.:
   Exp. 5/16/06(7)
1,509                  23
   Exp. 5/16/06(1,7)
2                  --
Imperial Credit Industries, Inc. Wts.,
   Exp. 1/31/08(1,7)
2,135                  --
In-Flight Phone Corp. Wts.,
   Exp. 8/31/02(1,7)
200                  --
Insilco Corp. Wts., Exp. 8/15/07(1,7)
270                   3
International Utility Structures, Inc.
   Wts., Exp. 2/1/03(7)
50                  --
IPCS, Inc. Wts., Exp. 6/15/10(1,7)
300                 112
KMC Telecom Holdings, Inc. Wts.,
   Exp. 4/15/08(1,7)
725                  36
Leap Wireless International, Inc. Wts.,
   Exp. 4/15/10(1,7)
275                 172
Long Distance International, Inc. Wts.,
   Exp. 4/13/08(1,7)
200                  --
Loral Space & Communications Ltd. Wts.,
   Exp. 1/15/07(1,7)
150                   1
Mexico Value Rts., Exp. 6/30/03(7)
20,071                   5
Microcell Telecommunications, Inc. Wts.,
   Exp. 6/1/06(5,7)
600                 191
Millenium Seacarriers, Inc. Wts.,
   Exp. 7/15/05(1,7)
250                   3
Morgan Stanley Wts., Exp. 6/5/03(7)                      124,270
1,283,597
Ntelos, Inc. Wts., Exp. 8/15/10(1,7)                         450
1,913
Occidente y Caribe Celular SA Wts.,
   Exp. 3/15/04(1,7)
800                   8
Pathmark Stores, Inc. Wts.,
   Exp. 9/19/10(7)                                         5,710
28,836
PLD Telekom, Inc. Wts., Exp. 6/1/06
   (cv. into Metromedia International
   Group, Inc.)(1,7)
300                   3
PLD Telekom, Inc., 14% Sr. Cv. Disc. Nts. Wts.,
   Exp. 3/31/03 (cv. into Metromedia
   International Group, Inc.)(1,7)
300                   3
Real Time Data Co. Wts., Exp.
   5/31/04(1,7)
36,431                  --
Republic Technologies International LLC
   Wts., Exp. 7/15/09(1,7)
200                   2
Telus Corp. Wts., Exp. 9/15/05(1,7)
269                 404
Verado Holdings, Inc., Cl. B Wts.,
   Exp. 4/15/08(1,7)
175                  88

-----------------
Total Rights, Warrants and Certificates
   (Cost $1,414,019)
1,383,334

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

STRUCTURED NOTES--4.5%
Citibank NA, Turkish Lira Linked
   Nts., 1.71%, 7/10/02                          $       470,000    $
437,899
Credit Suisse First Boston Corp.
   (Nassau Branch) U. S. Dollar/
   Philippine Peso Linked Nts.,
   12.50%, 3/15/12[PHP]                               47,430,000
926,640
Credit Suisse First Boston Corp.
   (New York Branch), Russian
   Obligatzii Federal'nogo Zaima
   Linked Nts.:
   Series 27005, 14.841%, 10/9/02(1,2)[RUR]            9,307,830
285,732
   Series 27005, 14.841%, 10/9/02(1,2)[RUR]              277,180
8,509
   Series 27006, 14.841%, 1/22/03(1,2)[RUR]            5,003,930
152,452
   Series 27006, 14.841%, 1/22/03(1,2)[RUR]              277,180
8,445
   Series 27007, 14.841%, 2/5/03(1,2)[RUR]             7,647,050
233,220
   Series 27007, 14.841%, 2/5/03(1,2)[RUR]               277,180
8,453
   Series 27008, 14.841%, 5/21/03(1,2)[RUR]            3,315,240
100,236
   Series 27008, 14.841%, 5/21/03(1,2)[RUR]              277,180
8,380
   Series 27009, 14.841%, 6/4/03(1,2)[RUR]             3,783,430
114,391
   Series 27009, 14.841%, 6/4/03(1,2)[RUR]               277,180
8,380
   Series 27009, 14.841%, 6/4/03(1,2)[RUR]             2,561,555
77,448
   Series 27010, 14.841%, 9/17/03(1,2)[RUR]            2,047,150
61,207
   Series 27010, 14.841%, 9/17/03(1,2)[RUR]              277,180
8,287
   Series 27011, 14.841%, 10/8/03(1,2)[RUR]            3,646,190
107,720
   Series 27011, 14.841%, 10/8/03(1,2)[RUR]              277,180
8,189
   Series 28001, 14.841%,1/21/04(1,2)[RUR]               277,180
8,078
Credit Suisse First Boston International,
   U. S. Dollar/South African Rand
   Linked Nts., 1.965%, 5/23/22(1,2)                     825,000
808,995
Deutsche Bank AG, Brazilian Real
   Linked Nts., 2.084%, 2/8/04(2)                      1,340,000
1,118,900
Deutsche Bank AG, Colombian Peso
   Linked Nts., 2.201%, 4/22/04(2)                       320,000
321,728
Deutsche Bank AG, Mexican Peso
   Linked Nts., 1.74%, 4/9/12(2)                       2,110,050
1,955,172
JPMorgan Chase Bank, EMBI Plus/
   EMBI Global Linked Bonds:
   1.02%, 3/11/03                                        710,000
658,784
   1.20%, 4/4/03                                         490,000
447,956
JPMorgan Chase Bank, 8.75% High
   Yield Index Linked Nts., 5/15/07                    6,000,000
5,595,000
Lehman Brothers Holdings, Inc.
   /Redwood Capital I Ltd., Catastrophe
   Linked Bonds, 7.538%, 1/1/03(2,5)                     400,000
397,600
Russia (Government of) Federal Loan
   Obligatzii Federal'nogo Zaima
   Bonds, Series 27010, 14.841%,
   9/17/03(1,2)[RUR]                                     3,590,420
107,348

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                       PRINCIPAL        MARKET
VALUE
                                                          AMOUNT          SEE
NOTE 1
-------------------------------------------------------------------------------------

STRUCTURED NOTES Continued
Salomon Smith Barney, Inc., Czech
   Koruna Linked Nts., 1.37%,
   9/25/02[CZK]                                       22,912,900    $
767,575
Salomon Smith Barney, Inc.,
   Mexican Peso Linked Nts., 1.78%,
   12/6/02[MXN]                                        9,523,200
917,272
UBS AG, Australian Dollar Property
   Index Linked Nts., 7%, 7/30/02[AUD]                 1,940,000
1,187,832

-----------------
Total Structured Notes
   (Cost $17,697,513)
16,847,828

                     DATE               STRIKE         CONTRACTS
=====================================================================================
OPTIONS PURCHASED--0.1%
Euro Call(1,7)    7/25/02            0.895 EUR         3,120,000
297,960
Japanese Yen
   Call(1,7)      7/29/02           127.68 JPY       360,000,000
198,360

-----------------
Total Options Purchased
   (Cost $99,237)
496,320

                                                       PRINCIPAL
                                                          AMOUNT
=====================================================================================
REPURCHASE AGREEMENTS--5.5%
Repurchase agreement with
   Banc One Capital Markets, Inc.,
   1.90%, dated 6/28/02, to be
   repurchased at $20,422,233 on
   7/1/02, collateralized by U.S.
   Treasury Bonds, 6.375%--8.125%,
   11/15/16--8/15/27, with a value
   of $7,366,649 and U.S. Treasury
   Nts., 3.50%--5.50%, 1/31/03--
   11/15/06, with a value of
   $13,488,295 (Cost $20,419,000)                $    20,419,000
20,419,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $532,715,944)                                     134.1%
502,056,480
-------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                      (34.1)
(127,660,260)

---------------------------
NET ASSETS                                                 100.0%   $
374,396,220

===========================

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

June 30, 2002
========================================================================================================================

ASSETS
Investments, at value (cost $532,715,944)-- see accompanying
statement                                     $502,056,480
------------------------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost
$17,166)
16,098
------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency
contracts                                                           515,766
------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $1,348,300 sold on a when-issued
basis)                                          13,595,809
Interest, dividends and principal
paydowns
6,201,797
Shares of beneficial interest
sold
1,561,516
Swap
contract
993
Other
2,600

-------------
Total
assets
523,951,059

========================================================================================================================
LIABILITIES
Bank
overdraft
2,090,126
------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency
contracts                                                           766,051
------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $138,835,019 purchased on a when-issued
basis)                             140,460,539
Closed foreign currency
contracts
6,010,523
Shares of beneficial interest
redeemed
188,480
Shareholder
reports
14,470
Daily variation on futures
contracts
4,245
Transfer and shareholder servicing agent
fees                                                                     1,467
Service plan
fees
453
Trustees'
compensation
316
Other
18,169

-------------
Total
liabilities
149,554,839

========================================================================================================================
NET
ASSETS
$374,396,220

=============

------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial
interest                                                                 $
86,243
------------------------------------------------------------------------------------------------------------------------
Additional paid-in
capital
419,262,810
------------------------------------------------------------------------------------------------------------------------
Undistributed net investment
income
11,631,281
------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                              (26,145,163)
------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and liabilities
denominated in foreign
currencies
(30,438,951)
------------------------------------------------------------------------------------------------------------------------
NET
ASSETS
$374,396,220

=============

------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Non-Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $372,715,012 and 85,864,722 shares of beneficial
interest outstanding)                    $4.34
------------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,681,208 and 378,311 shares of beneficial interest
outstanding)                         $4.44

STATEMENT OF OPERATIONS  Unaudited

For the Six Months Ended June 30, 2002
========================================================================================================================

INVESTMENT INCOME
Interest (net of foreign withholding taxes of
$3,155)                                                      $13,485,212
------------------------------------------------------------------------------------------------------------------------
Dividends
217,045

-------------
Total investment
income
13,702,257

========================================================================================================================
EXPENSES
Management
fees
1,322,214
------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service
shares                                                                 452
------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent
fees                                                                    6,503
------------------------------------------------------------------------------------------------------------------------
Shareholder
reports
29,383
------------------------------------------------------------------------------------------------------------------------
Custodian fees and
expenses
20,256
------------------------------------------------------------------------------------------------------------------------
Trustees'
compensation
5,647
------------------------------------------------------------------------------------------------------------------------
Other
28,721

-------------
Total
expenses
1,413,176
Less reduction to custodian
expenses
(2,854)
Less voluntary reimbursement of
expenses
(44,031)

-------------
Net
expenses
1,366,291

========================================================================================================================
NET INVESTMENT
INCOME
12,335,966

========================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (including premiums on options
exercised)                                                       (4,333,106)
Closing of futures
contracts
(729,389)
Closing and expiration of option contracts
written                                                               2,955
Foreign currency
transactions
4,674,312

-------------
Net realized
loss
(385,228)
------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments
(8,669,267)
Translation of assets and liabilities denominated in foreign
currencies                                      3,820,972

-------------
Net
change
(4,848,295)

-------------
Net realized and unrealized
loss
(5,233,523)

========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $7,102,443

=============

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS                  YEAR

ENDED                 ENDED

JUNE 30, 2002          DECEMBER 31,

(UNAUDITED)                  2001
======================================================================================================================

OPERATIONS
Net investment
income                                                              $
12,335,966          $ 29,031,053
----------------------------------------------------------------------------------------------------------------------
Net realized
loss
(385,228)          (16,488,698)
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation)                                 (4,848,295)            2,675,923

-----------------------------------
Net increase in net assets resulting from
operations                                  7,102,443            15,218,278

======================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service
shares
(28,654,014)          (20,045,483)
Service
shares
(2,128)                   --

======================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions:
Non-Service
shares
42,568,951            51,951,764
Service
shares
1,690,800                 3,983

======================================================================================================================
NET ASSETS
Total
increase
22,706,052            47,128,542
======================================================================================================================
Beginning of
period
351,690,168           304,561,626

-----------------------------------
End of period [including undistributed net investment
income of $11,631,281 and $27,951,457,
respectively]                               $374,396,220          $351,690,168

===================================

                                                    SIX MONTHS ENDED JUNE 30,
2002            YEAR ENDED DECEMBER 31, 2001(1)
                                                    SHARES
AMOUNT             SHARES                  AMOUNT
------------------------------------------------------------------------------------------------------------------------------

NON-SERVICE SHARES
Sold                                            15,784,335            $
70,299,260         21,317,660            $ 98,459,684
Dividends and/or distributions reinvested        6,617,555
28,654,013          4,374,282              20,045,483
Redeemed                                       (12,660,507)
(56,384,322)       (14,476,879)            (66,553,403)

-------------------------------------------------------------------------------
Net increase                                     9,741,383            $
42,568,951         11,215,063            $ 51,951,764

===============================================================================

------------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                               377,176            $
1,689,511              1,191            $      5,626
Dividends and/or distributions reinvested              479
2,128                 --                      --
Redeemed                                              (186)
(839)              (349)                 (1,643)

-------------------------------------------------------------------------------
Net increase                                       377,469            $
1,690,800                842            $      3,983

===============================================================================

1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for
Service shares.

As of June 30, 2002, the Fund had outstanding foreign currency contracts as follows:

                                                      EXPIRATION
CONTRACT   VALUATION AS OF      UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                                       DATES   AMOUNT
(000S)     JUNE 30, 2002    APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
British Pound Sterling [GBP]                      8/1/02-9/24/02         985
GBP        $1,496,882        $  8,974       $    450
Canadian Dollar [CAD]                            4/16/03-4/17/03       1,680
CAD         1,094,925          27,933             --
Euro [EUR]                                               9/24/02       1,235
EUR         1,214,991          30,873             --
Japanese Yen [JPY]                                11/1/02-5/8/03   1,176,015
JPY         9,979,463         447,986             --

----------------------------

515,766            450

----------------------------

CONTRACTS TO SELL

Australian Dollar [aud]                                  9/18/02       1,230
AUD           685,442              --          1,820
British Pound Sterling [GBP]                     7/5/02-10/28/02       1,020
GBP         1,551,230              --         79,370
Canadian Dollar [CAD]                                    8/21/02         800
CAD           525,296              --         22,294
Euro [EUR]                                         7/5/02-5/5/03       9,055
EUR         8,862,317              --        573,602
Japanese Yen [JPY]                                        5/2/03     168,680
JPY         1,433,865              --         88,515

----------------------------

--        765,601

----------------------------
Total Unrealized Appreciation and
Depreciation
$515,766       $766,051

============================

================================================================================
6. FUTURES CONTRACTS Continued
As of June 30, 2002, the Fund had outstanding futures contracts as follows:

UNREALIZED
                                             EXPIRATION         NUMBER
OF          VALUATION AS OF            APPRECIATION
CONTRACT DESCRIPTION                              DATES
CONTRACTS            JUNE 30, 2002          (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
90-Day Euro                                    12/16/02
9              $ 2,198,925                $    325
90-Day Euro                                     3/17/03
37                8,995,163                  52,187
DAX Index                                       9/20/02
3                  327,501                   2,222
Euro-Bundesobligation                            9/6/02
7                  742,616                  12,789
FTSE 100 Index                                  9/20/02
1                   70,926                      99
Japan (Government of) Bonds                     9/10/02
1                1,160,187                   6,674
Nikkei 225 Index                                9/12/02
2                  105,350                  (9,436)
United Kingdom Long Gilt                        9/26/02
2                  343,669                   5,827
U.S. Long Bonds                                 9/19/02
82                8,428,063                  63,813
U.S. Treasury Nts., 2 yr.                       9/27/02
92               19,315,688                  82,750
U.S. Treasury Nts., 5 yr.                       9/19/02
158               16,972,656                 152,422
U.S. Treasury Nts., 10 yr.                      9/19/02
102               10,937,906                  (2,234)

-------------

367,438

-------------
CONTRACTS TO SELL
Australia (Commonwealth of) Bonds, 10 yr.       9/16/02
20                1,120,298                     912
NASDAQ 100 Index                                9/19/02
7                  737,800                  46,095

-------------

47,007

-------------

$414,445

=============

Written option activity for the six months ended June 30, 2002 was as follows:

CALL OPTIONS

------------------------------------------
                                                      PRINCIPAL (000S)/
                                                              NUMBER
OF               AMOUNT OF
CONTRACT DESCRIPTION
CONTRACTS                PREMIUMS
------------------------------------------------------------------------------------------------

Options outstanding as of December 31, 2001
14,109               $ 329,907
Options written
1,311,484                 145,846
Options closed or expired
(1,310,719)               (130,928)
Options exercised
(14,874)               (344,825)

------------------------------------------
Options outstanding as of June 30, 2002
--               $      --

==========================================

As of June 30, 2002, the Fund had entered into the following credit swap agreements:

                                    EXPIRATION            NUMBER OF
VALUATION AS OF            UNREALIZED
CONTRACT DESCRIPTION                      DATE            CONTRACTS
JUNE 30, 2002          APPRECIATION
--------------------------------------------------------------------------------

J.P. Morgan Chase Bank, Jordon
(Kingdom of) Credit Nts.               6/6/06
250,000                    $993                  $993

UNREALIZED

ACQUISITION                    VALUATION AS OF        APPRECIATION
SECURITY                                                     DATES
COST         JUNE 30, 2002      (DEPRECIATION)
--------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Aurora Foods, Inc.                                         9/18/00      $
--               $ 1,052             $ 1,052
Geotek Communications, Inc.                                 4/6/00
--                    --                  --
Geotek Communications, Inc., Series B (Escrowed)            1/4/01
840                    --                (840)
Real Time Data Co. Wts., Exp. 5/31/04                      6/30/99
364                    --                (364)

CURRENCY
Argentine Peso                                             1/15/02
2,407                 1,381              (1,026)
Russian Ruble                                      5/22/02-6/19/02
14,759                14,717                 (42)

                                     Appendix A

Below are summaries of the rating definitions used by the  nationally-recognized rating agencies listed below.  Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured.  Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C:  Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Corporation
------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.
While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:  A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus
(-) sign to show relative standing within the major rating categories. The "r"
symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.
However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation.
However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch
------------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time.
However, business or financial alternatives may be available to allow financial commitments to be met. Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around
90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated
`DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D:     Default. Denotes actual or imminent payment default.

                                     Appendix B

                INDUSTRY CLASSIFICATIONS (Oppenheimer Money Fund/VA)

Aerospace & Defense               Household Products
Air Freight & Couriers            Industrial Conglomerates
Airlines                          Insurance
Asset Backed Securities           Internet & Catalog Retail
Auto Components                   Internet Software & Services
Automobiles                       Information Technology Consulting & Services
Banks                                             Leasing & Factoring
Beverages                         Leisure Equipment & Products
Biotechnology                     Machinery
Broker-Dealer                     Marine
Building Products                 Media
Chemicals                         Metals & Mining
Commercial Finance                Multiline Retail
Commercial Services & Supplies    Multi-Utilities
Communications Equipment          Municipal
Computers & Peripherals           Office Electronics
Construction & Engineering        Oil & Gas
Construction Materials            Paper & Forest Products
Consulting & Services             Personal Products
Consumer Finance                  Pharmaceuticals
Containers & Packaging            Real Estate
Distributors                      Repurchase Agreements
Diversified Financials            Road & Rail
Diversified Telecommunication     Semiconductor Equipment & Products
Services
Electric Utilities                Software
Electrical Equipment              Special Purpose Financial
Electronic Equipment &            Specialty Retail
Instruments
Energy Equipment & Services       Textiles & Apparel
Food & Drug Retailing             Tobacco
Food Products                     Trading Companies & Distributors
Foreign Government                Transportation Infrastructure
Gas Utilities                     U.S. Government Agencies-Full Faith and Credit
                                  Agencies
Health Care Equipment & Supplies  U.S. Government Agencies-Government Sponsored
                                  Enterprises
Health Care Providers & Services  U.S. Government Instrumentalities
Hotels Restaurants & Leisure      U.S. Government Obligations
Household Durables                Water Utilities
                                  Wireless Telecommunication Services

                                     Appendix C

       INDUSTRY CLASSIFICATIONS (all Funds except Oppenheimer Money Fund/VA)

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

Appendix D - Major  Shareholders.  As of March 31, 2002,  the total number of shares outstanding,  and the number of shares and  approximate  percentage  of Fund  shares held of record by separate accounts of the following  insurance companies (and their respective  subsidiaries)  and by  OppenheimerFunds,  Inc.  ("OFI") were as follows.
["*" indicates less than 5% of the outstanding shares of that fund or class]:
                                            Allstate  Columbus
                  Total       Aetna       Financial     Life        CUNA
                  Outstanding

Money Fund        397,651,230.486     *      *              *                 *

High Income Fund   46,451,808,072     *      *              *
7,354,788.551
                                                                        15.83%
Service Shares:
High Income Fund              398.443

Bond Fund           65,347,859.815    *      *             *               *

Aggressive Growth  39,009,201.592   *        *             *               *
Fund

Service Shares:
Aggressive Growth Fund        1,876.317                              506.252
  *
                                                         27.02%
Capital Appreciation
 Fund              56,455,345.358     *      *              *                *
17.20%                  42.20%

Service Shares:
Capital Appreciation Fund         18,673.573

Multiple Strategies      39,643,775.437     *            *               *
  *
Fund

Global Securities        86,531,190.913   9,332,500.150  *              *
   *
Fund                          10.79%
41.58%

Service Shares:
Global Securities       1,150,999.777       *           *            *
    *
Fund

Main Street Growth      58,903,807.576    3,952,230.888   *             *
     *
& Income Fund                       6.71%

Service Shares:         1,491,037.826         *            *             *
                 *
Main Street Growth
& Income Fund

Service Shares:Main
Street Small Cap        48,949.735         *     210,690.783         *
      *
Fund                                        11.05%

Strategic Bond Fund     83,661,912.627    12,935,528.913  *                *
                   *
                              15.46%

Service Shares:                 22,404.160  *   *                 *
*                             *             *
Strategic Bond Fund                  (continued)

GE           Jefferson Pilot   John Hancock
Lincoln Benefit

Money Fund                    *              *              *              *

High Income Fund        16,434,192.655       *              *              *
                              35.38%
Service Shares:
High Income Fund                          *             *            *
*

Bond Fund               12,169,723.630      4,373,609.704   *              *
                             18.62%         6.69%

Aggressive Growth       4,879,499.046        *              *                *
*
Fund                         12.51%

Service Shares:
Aggressive Growth Fund        *              *              *               *
27.02%
Capital Appreciation
 Fund

Capital Appreciation Fund     8,868,143.659     *                 *           *
                             15.71%
Service Shares:
Capital Appreciation Fund           *           *           9,206.301         *
                                                         49.30%

Multiple Strategies          6,467,725.044   *              *                *
  *
Fund                         16.31%

Global Securities             *              *              *              *
*                          *
Fund

Service Shares:
Global Securities            1,143,242,123   *              *              *
Fund                          99.33%

Main Street Growth             *             *               *             *
& Income Fund

Service Shares:              1,460,653.189     *            *               *
Main Street Growth                  97.96%
& Income Fund

Service Shares:Main
Street Small Cap               *               *            *
46,282.842
Fund                                                                    94.55%

Strategic Bond Fund            *                *            *             *

Service Shares:                           *              *           *
*
Strategic Bond Fund

 (continued)

                        MassMutual        Monarch  Nationwide     OFI
Protective

Money Fund              341,267,681.842      *           *        *   26,476,467.310
                             85.82%                                   6.66%

High Income Fund        14,440,668.101       *           *                    *
*
                              31.09%
Service Shares:
High Income Fund                          *             *            *  130.707
*
                                                                  32.80%

Bond Fund               18,627,597.825       *                  26,597,251.272*
*
                             28.51%                     40.70%

Aggressive Growth       20,769,346.038       *          9,527,767.378   *       *
Fund                         53.24%                     24.42%

Service Shares:
Aggressive Growth Fund        *              *              *               *
27.02%
Capital Appreciation
 Fund

Capital Appreciation Fund     13,092,108.603        *       25,260,692.113 *
*
                              23.19%                     44.74%

Service Shares:
Capital Appreciation Fund           *           *           7,632.766   *     *
                                                         40.87%

Multiple Strategies          9,434,886.651  2,745,479.81117,201,079.241 *     *
  *                            *
Fund                         23.80%         6.93%           43.39%

Global Securities            37,967,082.498     *                    35,270,761.711
*           *
Fund                          43.88%                     40.76%

Service Shares:
Global Securities             *              *              *        *     *
Fund

Main Street Growth           19,208,310.983     *                     24,943,357.544
*  4,751,961.679
& Income Fund                       32.61%                  42.35%         8.07%

Service Shares:                  *           *              *        *     *
Main Street Growth
& Income Fund

Service Shares:Main          1,134,928.674
Street Small Cap               59.55%             *         *        *
*
Fund

Strategic Bond Fund          52,919,451.356     *                 *      *
9,318,182.778
                              63.25%                                    11.14%

Service Shares:                             *           *            20,426.032
*  *
Strategic Bond Fund                                         91.17%

                                                            (continued)
                                                                     American
Pruco             Transamerica      Travelers      General

Money Fund              *                       *           *           *

High Income Fund        *                       *           *           *

Service Shares:
High Income Fund        *                    267.736        *           *
                                             67.20%

Bond Fund               *                       *           *           *

Aggressive Growth       *                       *           *           *
Fund

Service Shares:
Aggressive Growth Fund       1,354.535                  *         *        *
Capital Appreciation         72.31%
 Fund

Capital Appreciation Fund     *                         *            *        *

Service Shares:
Capital Appreciation Fund     *                          *           1,744.497
*                             40.87%
                                                            9.34%

Multiple Strategies          *                        *           *        *
Fund

Global Securities            *                          *         *        *
Fund

Service Shares:
Global Securities            *                          *         *        *
Fund

Main Street Growth           *                          *         *     423,222.813
& Income Fund                                                              22.21%

Service Shares:                 *                         *          *        *
Main Street Growth
& Income Fund

Service Shares:Main
Street Small Cap              *                            *            *
*
Fund

Strategic Bond Fund          *                          *          *       *

Service Shares:              *                          *            *        *
Strategic Bond Fund

------------------------------------------------------------------------------------
Oppenheimer Variable Account Funds
------------------------------------------------------------------------------------

Investment Advisor

      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.981.2871

Custodian Bank

      JPMorgan Chase Bank
      4 Chase Metro Tech Center
      Brooklyn, New York 11245

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds

      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Legal Counsel to the Independent Trustees
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019

1234

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                    FORM N-1A

                                     PART C

                                OTHER INFORMATION
Item 23.  Exhibits
------------------

(a)   Thirteenth  Amended  and  Restated  Declaration  of  Trust  dated  8/27/02:
Previously filed with  Registrant's  Post-Effective  Amendment No. 38 (10/08/02),
and incorporated herein by reference.

(b)   Amended  By-Laws  dated  10/24/00:   Previously  filed  with   Registrant's
      Post-Effective  Amendment  No. 36  (4/17/01),  and  incorporated  herein by reference.

(c)

(i)   Oppenheimer  Money Fund/VA  specimen share  certificate:  Previously  filed with  Registrant's  Post-Effective  Amendment No. 37  (4/24/02),  and
            incorporated herein by reference.

(ii)  Oppenheimer  Bond Fund/VA  specimen  share  certificate:  Previously  filed with  Registrant's  Post-Effective  Amendment No. 37  (4/24/02),  and
            incorporated herein by reference.
(iii) Oppenheimer  Capital   Appreciation  Fund/VA  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(iv)  Oppenheimer  High Income  Fund/VA  specimen share  certificate:  Previously filed with  Registrant's  Post-Effective  Amendment No. 37 (4/24/02),
            and incorporated herein by reference.
(v)   Oppenheimer   Aggressive   Growth  Fund/VA   specimen  share   certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(vi)  Oppenheimer   Multiple   Strategies  Fund/VA  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(vii) Oppenheimer   Global   Securities   Fund/VA  specimen  share   certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(viii)      Oppenheimer   Strategic  Bond  Fund/VA  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(ix)  Oppenheimer   Main  Street   Growth  &  Income   Fund/VA   specimen   share
            certificate:   Previously  filed  with  Registrant's   Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(x)   Oppenheimer  Main Street  Small Cap  Fund/VA  specimen  share  certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(xi)  Oppenheimer  Money  Fund/VA  Service  class  specimen  share   certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(xii) Oppenheimer  Bond Fund/VA  Service class  specimen share  Previously  filed with  Registrant's  Post-Effective  Amendment No. 37  (4/24/02),  and
            incorporated herein by reference.
(xiii)      Oppenheimer  Capital  Appreciation  Fund/VA  Service  class  specimen
            share    certificate:     Previously    filed    with    Registrant's
            Post-Effective  Amendment No. 37 (4/24/02),  and incorporated  herein by reference.
(xiv) Oppenheimer  High Income Fund/VA Service class specimen share  certificate:
             Previously filed with Registrant's  Post-Effective  Amendment No. 37
            (4/24/02), and incorporated herein by reference.
(xv)  Oppenheimer   Aggressive   Growth  Fund/VA  Service  class  specimen  share
            certificate:   Previously  filed  with  Registrant's   Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xvi) Oppenheimer  Multiple  Strategies  Fund/VA  Service  class  specimen  share
            certificate:   Previously  filed  with  Registrant's   Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xvii)      Oppenheimer  Global  Securities  Fund/VA Service class specimen share
            certificate:   Previously  filed  with  Registrant's   Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xviii)     Oppenheimer  Strategic  Bond Fund/VA  Service  class  specimen  share
            certificate:   Previously  filed  with  Registrant's   Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xix) Oppenheimer  Main Street Growth & Income  Fund/VA  Service  class  specimen
            share    certificate:     Previously    filed    with    Registrant's
            Post-Effective  Amendment No. 37 (4/24/02),  and incorporated  herein by reference.
(xx)  Oppenheimer  Main Street Small Cap Fund/VA  Service  class  specimen  share
            certificate:   Previously  filed  with  Registrant's   Post-Effective
            Amendment No. 37 (4/24/02), and incorporated herein by reference.
(xxi) Oppenheimer  Value  Fund/VA  Service  class  specimen  share   certificate:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 38
            (10/08/02), and incorporated herein by reference.

(d)
(i)   Investment  Advisory  Agreement for Oppenheimer Money Fund/VA dated 9/1/94:
            Filed with  Registrant's  Post-Effective  Amendment No. 26 (2/13/95),
            and incorporated herein by reference.
(ii)  Investment  Advisory  Agreement for  Oppenheimer  High Income Fund/VA dated
            9/1/94:  Filed  with  Registrant's  Post-Effective  Amendment  No. 26
            (2/13/95), and incorporated herein by reference.
(iii) Investment  Advisory  Agreement for Oppenheimer  Bond Fund/VA dated 9/1/94:
            Filed with  Registrant's  Post-Effective  Amendment No. 26 (2/13/95),
            and incorporated herein by reference.
(iv)  Amended  and  Restated   Investment   Advisory  Agreement  for  Oppenheimer
            Aggressive  Growth  Fund/VA  dated  5/1/99:   Previously  filed  with
            Registrant's   Post-Effective   Amendment  No.  34   (4/29/99),   and
            incorporated herein by reference.
(v)   Investment   Advisory  Agreement  for  Oppenheimer   Capital   Appreciation
            Fund/VA  dated  9/1/94:   Filed  with   Registrant's   Post-Effective
            Amendment No. 26 (2/13/95), and incorporated herein by reference.
(vi)  Investment  Advisory Agreement for Oppenheimer  Multiple Strategies Fund/VA
            dated 9/1/94:  Filed with Registrant's  Post-Effective  Amendment No.
            26 (2/13/95), and incorporated herein by reference.
(vii) Investment  Advisory  Agreement for Oppenheimer  Global Securities  Fund/VA
            dated 9/1/94:  Filed with Registrant's  Post-Effective  Amendment No.
            26 (2/13/95), and incorporated herein by reference.
(viii)      Investment   Advisory   Agreement  for  Oppenheimer   Strategic  Bond
            Fund/VA  dated  9/1/94:   Filed  with   Registrant's   Post-Effective
            Amendment No. 26 (2/13/95), and incorporated herein by reference.
(ix)  Investment  Advisory  Agreement for Oppenheimer Main Street Growth & Income
            Fund/VA  dated  5/1/95:   Filed  with   Registrant's   Post-Effective
            Amendment No. 29 (4/22/96), and incorporated herein by reference.
(x)   Investment  Advisory  Agreement  for  Oppenheimer  Main  Street  Small  Cap
            Fund/VA  dated  5/1/98:   Filed  with   Registrant's   Post-Effective
            Amendment No. 31 (1/30/98), and incorporated herein by reference.
(xi)  Investment   Advisory   Agreement  for  Oppenheimer   Value  Fund/VA  dated
            10/22/02: Filed herewith.

(e)
(i)   General  Distributor's  Agreement for Service shares of  Oppenheimer  Money
            Fund /VA dated  5/1/98:  Filed with  Post-Effective  Amendment No. 32
            (4/29/98), and incorporated herein by reference.
(ii)  General  Distributor's  Agreement for Service  shares of  Oppenheimer  Bond
            Fund/VA  dated  5/1/98:  Filed with  Post-Effective  Amendment No. 32
            (4/29/98), and incorporated herein by reference.
(iii) General  Distributor's  Agreement for Service shares of Oppenheimer Capital
            Appreciation   Fund/VA  dated  5/1/98:   Filed  with   Post-Effective
            Amendment No. 32 (4/29/98), and  incorporated herein by reference.
(iv)  General  Distributor's  Agreement for Service  shares of  Oppenheimer  High
            Income  Fund/VA dated  5/1/98:  Filed with  Post-Effective  Amendment
            No. 32 (4/29/98), and incorporated herein by reference.
(v)   General   Distributor's   Agreement  for  Service   shares  of  Oppenheimer
            Aggressive  Growth  Fund/VA dated 5/1/98:  Filed with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(vi)  General   Distributor's   Agreement  for  Service   shares  of  Oppenheimer
            Multiple  Strategies Fund/VA dated 5/1/98:  Filed with Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(vii) General  Distributor's  Agreement for Service shares of Oppenheimer  Global
            Securities   Fund/VA   dated   5/1/98:   Filed  with   Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(viii)      General  Distributor's  Agreement for Service  shares of  Oppenheimer
            Strategic  Bond  Fund/VA  dated  5/1/98:  Filed  with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(ix)  General  Distributor's  Agreement for Service  shares of  Oppenheimer  Main
            Street   Growth  &  Income   Fund/VA   dated   5/1/98:   Filed   with
            Post-Effective  Amendment 32 (4/29/98),  and  incorporated  herein by reference.
(x)   General  Distributor's  Agreement for Service  shares of  Oppenheimer  Main
            Street  Small Cap Fund/VA  dated  5/1/98:  Filed with  Post-Effective
            Amendment No. 32 (4/29/98), and incorporated herein by reference.
(xi)  General  Distributor's  Agreement for Service shares of  Oppenheimer  Value
            Fund/VA dated 10/22/02: Filed herewith.

(f)   Form of Deferred  Compensation Plan for  Disinterested  Trustees\Directors:
Filed with  Post-Effective  Amendment  No. 40 to the  Registration  Statement  of
Oppenheimer  High Yield Fund  (Reg.  No.  2-62076),  10/27/98,  and  incorporated herein by reference.

(g)   Global  Custody  Agreement  dated  August 16, 2002 between  Registrant  and
      JPMorgan Chase Bank: Filed herewith.

(h)   Not applicable.

(i)
(i)   Opinion   and   Consent  of  Counsel,   3/14/85:   Previously   filed  with
            Registrant's  Pre-Effective  Amendment No. 1 (3/20/85),  refiled with
            Registrant's  Post-Effective  Amendment No. 27 (4/27/95)  pursuant to
            Item 102 of Regulation S-T, and incorporated herein by reference.
(ii)  Opinion   and   Consent  of  Counsel,   4/28/86:   Previously   filed  with
            Registrant's  Post-Effective Amendment No. 5 (8/12/86),  refiled with
            Registrant's  Post-Effective  Amendment No. 27 (4/27/95)  pursuant to
            Item 102 of Regulation S-T, and incorporated herein by reference.
(iii) Opinion   and   Consent  of  Counsel,   7/31/86:   Previously   filed  with
            Registrant's  Post-Effective Amendment No. 5 (8/12/86),  refiled with
            Registrant's  Post-Effective  Amendment No. 27 (4/27/95)  pursuant to
            Item 102 of Regulation S-T, and incorporated herein by reference.
(iv)  Opinion   and   Consent  of  Counsel,   1/21/87:   Previously   filed  with
            Registrant's  Post-Effective  Amendment No. 7 (2/6/87),  refiled with
            Registrant's  Post-Effective Amendment No. 27 (4/27/95),  pursuant to
            Item 102 of Regulation S-T, and incorporated herein by reference.
(v)   Opinion and  Consent of  Counsel,  dated July 31,  1990:  Previously  filed
            with   Registrant's   Post-Effective   Amendment  No.  15  (9/19/90),
            refiled with Registrant's  Post-Effective  Amendment No. 27 (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(vi)  Opinion  and  Consent of Counsel  dated April 23,  1993:  Previously  filed
            with   Registrant's   Post-Effective   Amendment  No.  22  (4/30/93),
            refiled with Registrant's  Post-Effective  Amendment No. 27 (4/27/95)
            pursuant to Item 102 of Regulation  S-T, and  incorporated  herein by reference.
(vii) Opinion  and  Consent  of  Counsel   dated  April  18,  1995:   Filed  with
            Post-Effective  Amendment No. 29 (4/22/96),  and incorporated  herein by reference.

(viii)      Opinion and Consent of Counsel  dated May 1, 1998:  Previously  filed with  Registrant's  Post-Effective  Amendment No. 35  (4/26/00),  and
            incorporated herein by reference.

(j)   Independent Auditors' Consent: Filed herewith.

(k)   Not applicable.

(l)   Investment  Letter dated  3/14/85 from  Monarch Life  Insurance  Company to
Registrant:  Previously filed with Registrant's  Post-Effective  Amendment No. 37
(4/24/02), and incorporated herein by reference.

(m)

(i)   Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service   shares  of   Oppenheimer   Money  Fund/VA  dated   2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 35
            (4/26/00), and incorporated herein by reference.
(ii)  Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service   shares  of   Oppenheimer   Bond  Fund/VA   dated   2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 35
            (4/26/00), and incorporated herein by reference.
(iii) Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares of  Oppenheimer  Capital  Appreciation  Fund/VA dated
            2/29/00:    Previously   filed   with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(iv)  Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares of  Oppenheimer  High Income  Fund/VA dated  2/29/00:
            Previously filed with  Registrant's  Post-Effective  Amendment No. 35
            (4/26/00), and incorporated herein by reference.
(v)   Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares  of  Oppenheimer   Aggressive  Growth  Fund/VA  dated
            2/29/00:    Previously   filed   with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(vi)  Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares of  Oppenheimer  Multiple  Strategies  Fund/VA  dated
            2/29/00:    Previously   filed   with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(vii) Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares  of  Oppenheimer   Global  Securities  Fund/VA  dated
            2/29/00:    Previously   filed   with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(viii)      Amended and  Restated  Distribution  and Service  Plan and  Agreement
            for  Service  shares of  Oppenheimer  Strategic  Bond  Fund/VA  dated
            2/29/00:    Previously   filed   with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(ix)  Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares of  Oppenheimer  Main Street Growth & Income  Fund/VA dated  2/29/00:  Previously  filed with  Registrant's  Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.
(x)   Amended and  Restated  Distribution  and  Service  Plan and  Agreement  for
            Service  shares of  Oppenheimer  Main Street Small Cap Fund/VA  dated
            2/29/00:    Previously   filed   with   Registrant's   Post-Effective
            Amendment No. 35 (4/26/00), and incorporated herein by reference.

(xi)  Distribution   and  Service  Plan  and  Agreement  for  Service  shares  of
            Oppenheimer Value Fund /VA: Filed herewith.

(n)   Oppenheimer  Funds  Multiple  Class Plan under Rule 18f-3  dated  March 18,
1996  and  updated  through  8/21/01:   Previously   filed  with   Post-Effective
Amendment  No. 20 to the  Registration  Statement of  Oppenheimer  Cash  Reserves
(Reg. No. 33-23223), 9/27/01, and incorporated herein by reference.

(o)   Powers of Attorney  for all  Trustees/Directors  and  Officers,  except for
John V. Murphy,  Robert J. Malone, and Beverly L. Hamilton  (including  Certified
Board  Resolutions):  Previously filed with Pre-Effective  Amendment No. 2 to the
Registration  Statement of Oppenheimer  Select  Managers  (Reg.  No.  333-49774),
2/8/01, and incorporated herein by reference.

Power of  Attorney  for  John  Murphy  (including  Certified  Board  Resolution):
Previously  filed  with  Post-Effective  Amendment  No.  45 to  the  Registration
Statement of Oppenheimer  High Yield Fund (Reg. No.  2-62076),  and  incorporated herein by reference.

Powers of  Attorney  for Beverly L.  Hamilton  and Robert J.  Malone:  Previously
filed with  Post-Effective  Amendment  No. 46 to the  Registration  Statement  of
Oppenheimer  High Yield Fund  (Reg.  No.  2-62076),  and  incorporated  herein by reference.

(p)   Amended  and  Restated  Code of Ethics of the  Oppenheimer  Funds dated May
15,  2002 under  Rule 17j-1 of the  Investment  Company  Act of 1940:  Previously
filed with  Post-Effective  Amendment  No. 29 to the  Registration  Statement  of
Oppenheimer Discovery Fund (Reg. No. 33-371),  11/22/02,  and incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

None.

Item 25.  Indemnification
-------------------------

      Reference  is made to the  provisions  of Article  Seventh of  Registrant's
Amended  and  Restated  Declaration  of  Trust  filed  as  Exhibit  23(a) to this
Registration Statement, and incorporated herein by reference.

      Insofar as  indemnification  for  liabilities  arising under the Securities
Act of 1933 may be  permitted to trustees,  officers and  controlling  persons of
Registrant  pursuant to the foregoing  provisions or  otherwise,  Registrant  has been advised that in the opinion of the Securities and Exchange  Commission  such indemnification  is against  public policy as expressed in the  Securities Act of
1933  and  is,  therefore,   unenforceable.   In  the  event  that  a  claim  for
indemnification  against such  liabilities  (other than the payment by Registrant of  expenses  incurred  or paid by a trustee,  officer or  controlling  person of
Registrant  in the  successful  defense of any  action,  suit or  proceeding)  is asserted  by such  trustee,  officer  or  controlling  person,  Registrant  will, unless in the opinion of its counsel the matter has been  settled by  controlling precedent,  submit to a court of appropriate  jurisdiction  the question  whether such  indemnification  by it  is  against  public  policy  as  expressed  in  the
Securities  Act of 1933 and will be  governed by the final  adjudication  of such issue.

Item 26. - Business and Other Connections of the Investment Adviser
-------------------------------------------------------------------

(a)   OppenheimerFunds,  Inc. is the  investment  adviser of the  Registrant;  it and  certain  subsidiaries  and  affiliates  act in the  same  capacity  to other investment  companies,  including  without  limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)   There  is  set  forth  below   information   as  to  any  other   business,
      profession,  vocation or employment  of a substantial  nature in which each officer and  director of  OppenheimerFunds,  Inc. is, or at any time during the past two fiscal  years has been,  engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

---------------------------------------------------------------------------------
Name and Current Position
with OppenheimerFunds, Inc.    Other Business and Connections During the Past
                               Two Years
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Timothy L. Abbuhl,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Amy B. Adamshick,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles E. Albers,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward J. Amberger,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik Anderson,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante,             As of January 2002: Secretary of
Vice President & Secretary     OppenheimerFunds, Distributor, Inc., Centennial
                               Asset Management Corporation, Oppenheimer
                               Partnership Holdings, Inc., Oppenheimer Real
                               Asset Management, Inc., Shareholder Financial
                               Services, Inc., Shareholder Services, Inc.;
                               Assistant Secretary of HarbourView Asset
                               Management Corporation, OFI Private Investments,
                               Inc., Oppenheimer Trust Company and OFI
                               Institutional Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Hany S. Ayad,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Victor W. Babin,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce L. Bartlett,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Banta,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lerae A. Barela,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Batejan,                None
Executive Vice President/
Chief Information Officer
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Baum,                    None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeff Baumgartner,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Connie Bechtolt,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Behal                   Assistant Vice President of HarbourView Asset
Assistant Vice President       Management Corporation. Formerly, Associate
                               Director at MetLife (Jan 2000-May 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert,             Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Erik S. Berg,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rajeev Bhaman,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Binning,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Bishop,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John R. Blomfield,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad Boll,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lowell Scott Brooks,           Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Buckmaster,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Burns,                    Formerly a Marketing Manager with Alliance
Assistant Vice President       Capital Management (October 1999-April 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce Burroughs                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Claudia Calich,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael A. Carbuto,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald G. Chibnik,             Director of technology for Sapient Corporation
Assistant Vice President       (July, 2000-August 2001); software architect for
                               Sapient Corporation (March 1997-July 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
H.C. Digby Clements,           None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Peter V. Cocuzza,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie C. Cusker,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Damian,                   Formerly senior analyst/director for Citigroup
Vice President                 Asset Management (November 1999-September 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
O. Leonard Darling,            Chairman of the Board and a director (since June
Vice Chairman, Executive Vice  1999) and Senior Managing Director (since
President, Chief Investment    December 1998) of HarbourView Asset Management
Officer & Director             Corporation; a director (since July 2001) of
                               Oppenheimer Acquisition Corp.; a director (since
                               March 2000) of OFI Private Investments, Inc.;
                               Chairman of the Board, Senior Managing Director
                               and director (since February 2001) of OFI
                               Institutional Asset Management, Inc.; Trustee
                               (since 1993) of Awhtolia College - Greece.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John M. Davis,                 Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert A. Densen,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruggero de'Rossi,              Vice President of HarbourView Asset Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Craig P. Dinsell,              None
Executive Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Randall C. Dishmon,            Formerly an Associate with Booz Allen & Hamilton
Assistant Vice President       (1998-June 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rebecca K. Dolan               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven D. Dombrower,           Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bruce C. Dunbar,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Edmiston,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel R. Engstrom,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Armand B. Erpf,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Robert Erven             Formerly an Assistant Vice President/Senior
Assistant Vice President       Trader with Morgan Stanley Investment Management
                               (1999-April 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Evans,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward N. Everett,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George Fahey,                  Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Farrar,               Vice President of OFI Private Investments, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld,             Vice President of OppenheimerFunds, Distributor,
Vice President, Senior Counsel Inc.; Vice President, Assistant Secretary and
                               Director of Centennial Asset Management
                               Corporation; Vice President of Oppenheimer Real
                               Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding,            Vice President of OppenheimerFunds Distributor,
Senior Vice President;         Inc.; Director of ICI Mutual Insurance Company;
Chairman: Rochester Division   Governor of St. John's College; Chairman of the
                               Board of Directors of International Museum of
                               Photography at George Eastman House.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
P. Lyman Foster,               Senior Vice President of OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Foxhoven,                Assistant Vice President of OppenheimerFunds
Assistant Vice President       Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Colleen M. Franca,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Crystal French,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan P. Gangemi,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dan Gagliardo,                 Formerly an Assistant Vice President with
Assistant Vice President       Mitchell Hutchins (January 2000-October 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Subrata Ghose,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles W. Gilbert,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alan C. Gilston,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sharon M. Giordano,            None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Glazerman,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul M. Goldenberg,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mike Goldverg,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bejamin J. Gord,               Vice President of HarbourView Asset Management
Vice President                 Corporation. Formerly Executive Director with
                               Miller Anderson Sherrerd, a division of Morgan
                               Stanley Investment Management. (April 1992-March
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Granger,                 Formerly a portfolio manager at Fortis Advisors
Vice President                 (July 1998-October 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Grill,                  None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Guy,                    None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Hager,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Haley,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marilyn Hall,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kelly Haney,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas B. Hayes,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dorothy F. Hirshman,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott T. Huebl,                Assistant Vice President of OppenheimerFunds
Vice President                 Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Margaret Hui,                  None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Huttlin,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James G. Hyland,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve P. Ilnitzki,             Formerly Vice President of Product Management at
Senior Vice President          Ameritrade (until March 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives,              Vice President of OppenheimerFunds Distributor,
Vice   President  &  Assistant Inc.; Vice President and Assistant Secretary of
Counsel                        Shareholder Services, Inc.; Assistant Secretary
                               of OppenheimerFunds Legacy Program and
                               Shareholder Financial Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Jaume,                 Senior Vice President and Chief Compliance
Vice President                 Officer (since April 2000) of HarbourView Asset
                               Management Corporation; and of OFI Institutional
                               Asset Management, Inc. (since February 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank V. Jennings,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Jennings,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Michael Johnson,          Formerly Vice President, Senior
Assistant Vice President       Analyst/Portfolio Manager at Aladdin Capital
                               Holdings Inc. (February 2001-May 2002) prior to
                               which he was Vice President and Senior Analyst
                               at Merrill Lynch Investment Managers (October
                               1996-February 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lewis A. Kamman,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer E. Kane,              None.
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lynn O. Keeshan,               None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Keffer,              None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cristina J. Keller,            Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Garrett K. Kolb,               None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Walter G. Konops,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Avram D. Kornberg,             None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Kourkoulakos,            None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Guy E. Leaf,                   Vice President of Merrill Lynch (January
Vice President                 2000-September 2001.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher M. Leavy,          Formerly Vice President and portfolio manager at
Senior Vice President          Morgan Stanley Investment Management
                               (1997-September 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dina C. Lee,                   Formerly an attorney with Van Eck Global (until
Assistant   Vice  President  & December 2000).
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Laura Leitzinger,              Vice President of Shareholder Financial
Vice President                 Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael S. Levine,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gang Li,                       None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shanquan Li,                   None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mitchell J. Lindauer,          None
Vice   President  &  Assistant
General Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bill Linden,                   None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa B. Lischin,            Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Reed Litcher,                  None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Lolli,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Daniel G. Loughran             None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patricia Lovett,               Vice President of Shareholder Financial
Vice President                 Services, Inc. and Senior Vice President of
                               Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steve Macchia,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angelo G. Manioudakis          Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation. Formerly Executive
                               Director and portfolio manager for Miller,
                               Anderson & Sherrerd, a division of Morgan
                               Stanley Investment Management (August 1993-April
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marianne Manzolillo,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip T. Masterson,           None
Vice   President  &  Assistant
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elizabeth McCormack,           Assistant Secretary of HarbourView Asset
Assistant Vice President       Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles L. McKenzie,           Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation and OFI Institutional
                               Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Migan,                    None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew J. Mika,                None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joy Milan,                     None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Denis R. Molleur,              None
Vice    President   &   Senior
Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Nikolaos D. Monoyios,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles Moon,                  Vice President of HarbourView Asset Management
Vice President                 Corporation. Formerly an Executive Director and
                               Portfolio Manager with Miller Anderson &
                               Sherrerd, a division of Morgan Stanley
                               Investment Management (June 1999-March 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Murphy,                   Director of OppenheimerFunds Distributor, Inc.,
Chairman, President, Chief     Centennial Asset Management Corporation,
Executive Officer & Director   HarbourView Asset Management Corporation, OFI
                               Private Investments, Inc., OFI Institutional
                               Asset Management, Inc. and Tremont Advisers,
                               Inc.; Director (Class A) of Trinity Investments
                               Management Corporation; President and Director
                               of Oppenheimer Acquisition Corp., Oppenheimer
                               Partnership Holdings, Inc., Oppenheimer Real
                               Asset Management, Inc.; Chairman and Director of
                               Shareholder Financial Services, Inc. and
                               Shareholder Services, Inc.; Executive Vice
                               President of MassMutual Life Insurance Company;
                               director of DLB Acquisition Corp.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas J. Murray,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Nadler,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Negri,                   Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Nichols,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barbara Niederbrach,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raymond C. Olson,              Assistant Vice President and Treasurer of
Assistant Vice President       OppenheimerFunds Distributor, Inc.; Treasurer of
                               Centennial Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Frank J. Pavlak,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David P. Pellegrino,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allison C. Pells,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Phillips,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raghaw Prasad,                 Formerly Associate Vice President with
Assistant Vice President       Prudential Securities New York (January
                               2001-November 2001) prior to which he was a
                               Director/Analytics with Prudential Investments
                               New Jersey (April 1997-November 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jane C. Putnam,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael E. Quinn,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Julie S. Radtke,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Norma J. Rapini,               None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas P. Reedy,               Vice President (since April 1999) of HarbourView
Vice President                 Asset Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian N. Reid,                 Formerly an Assistant Vice President with Eaton
Assistant Vice President       Vance Management (January 2000-January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristina Richardson,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Robertson,               Senior Vice President of OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rob Robis,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Antoinette Rodriguez,          None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey S. Rosen,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard H. Rubinstein,         None
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff,                 President and Director of OppenheimerFunds
Executive Vice President       Distributor, Inc. and Centennial Asset
                               Management Corporation; Executive Vice President
                               of OFI Private Investments, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Andrew Ruotolo                 Director, Treasurer and Chief Financial Officer
Executive Vice President and   of Oppenheimer Acquisition Corp.; President and
Director                       director of Shareholder Services, Inc. and
                               Shareholder Financial Services, Inc.; Director
                               (Class A) of Trinity Investment Management
                               Corporation; Chairman of the Board, Chief
                               Executive Officer, President and Director or OFI
                               Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Rohit Sah,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Valerie Sanders,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tricia Scarlata,               Formerly, Marketing Manager of OppenheimerFunds,
Assistant Vice President       Inc. (April 2001-August 2002); Client Service
                               Support Manager for Sanford C. Bernstein
                               (December 1999-April 2001)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey R. Schneider,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ellen P. Schoenfeld,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David Schultz,                 Chief Executive Officer, President & Senior
Senior Vice President          Managing Director & Director of OFI
                               Institutional Asset Management, Inc. and
                               HarbourView Asset Management Corporation;
                               Director (Class A) and Chairman of Trinity
                               Investment Management Corporation; Director of
                               Oppenheimer Trust Company.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Scott A. Schwegel,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Allan P. Sedmak                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennifer L. Sexton,            Vice President of OFI Private Investments, Inc.
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martha A. Shapiro,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Navin Sharma,                  Formerly, Manager at BNP Paribas Cooper Neff
Vice President                 Advisors (May 2001-April 2002) prior to which he
                               was Development Manager at Reality
                               Online/Reuters America Inc. (June 2000-May 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven J. Sheerin,             Formerly consultant with Pricewaterhouse Coopers
Vice President                 (November 2000-May 2001) prior to which he was a
                               Vice President of Merrill Lynch Pierce Fenner &
                               Smith, Inc. (July 1998-October 2000).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bonnie Sherman,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David C. Sitgreaves,           None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward James Sivigny           Formerly a Director for ABN Amro Securities
Assistant Vice President       (July 2001-July 2002) prior to which he was
                               Associate Director for Barclays Capital
                               (1998-July 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Enrique H. Smith,              Formerly a business analyst with Goldman Sachs
Assistant Vice President       (August 1999-August 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Soper,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis Sortino,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Keith J. Spencer,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Marco Antonio Spinar,          Formerly, Director of Business Operations at AOL
Assistant Vice President       Time Warner, AOL Time Warner Book Group (June
                               2000-December 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard A. Stein,              None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur P. Steinmetz,           Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jayne M. Stevlingson,          None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregory J. Stitt,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John P. Stoma,                 Senior Vice President of OppenheimerFunds
Senior Vice President          Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wayne Strauss,                 None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Stricker,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Deborah A. Sullivan,           Since December 2001, Secretary of Oppenheimer
Assistant Vice President,      Trust Company.
Assistant Counsel
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mary Sullivan,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin L. Surrett,              None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan B. Switzer,              None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Anthony A. Tanner,             None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul Temple,                   Formerly a Vice President of Merrill Lynch
Vice President                 (October 2001-January 2002) prior to which he
                               was a Vice President with OppenheimerFunds, Inc.
                               (May 2000-October 5, 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Toner,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eamon Tubridy,                 None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James F. Turner,               Formerly portfolio manager for Technology
Vice President                 Crossover Ventures (May 2000-March 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cameron Ullyat,                None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Angela Utaro,                  None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark S. Vandehey,              Vice President of OppenheimerFunds Distributor,
Vice President                 Inc., Centennial Asset Management Corporation
                               and Shareholder Services, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maureen Van Norstrand,         None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermette,              Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillip F. Vottiero,           None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Samuel Sloan Walker,           Vice President of HarbourView Asset Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa M. Ward,                Vice President of OppenheimerFunds Distributor,
Vice President                 Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jerry A. Webman,               Senior Vice President of HarbourView Asset
Senior Vice President          Management Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher D. Weiler,         None
Assistant Vice President:
Rochester Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Barry D. Weiss,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Melissa Lynn Weiss,            Formerly an Associate at Hoguet Newman & Regal,
Vice President                 LLP (January 1998-May 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christine Wells,               None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph J. Welsh,               Vice President of HarbourView Asset Management
Vice President                 Corporation.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Diederick Wermolder,           Director of OppenheimerFunds International Ltd.;
Vice President                 Senior Vice President (Managing Director of the
                               International Division) of OFI Institutional
                               Asset Management, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine M. White,            Assistant Vice President of OppenheimerFunds
Assistant Vice President       Distributor, Inc. Formerly, Assistant Vice
                               President with Gruntal & Co. LLC (September 1998
                               - October 2000); member of the American Society
                               of Pension Actuaries (ASPA) since 1995.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Wilby,              Formerly Senior Vice President of HarbourView
Senior Vice President          Asset Management Corporation (May 1999-July
                               2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna M. Winn,                 President, Chief Executive Officer and Director
Senior Vice President          of OFI Private Investments, Inc.; Director and
                               President of OppenheimerFunds Legacy Program;
                               Senior Vice President of OppenheimerFunds
                               Distributor, Inc.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth Winston,               Principal at Richards & Tierney, Inc. (until
Senior Vice President          June 2001).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian W. Wixted,               Treasurer of HarbourView Asset Management
Senior Vice President and      Corporation; OppenheimerFunds International
Treasurer                      Ltd., Oppenheimer Partnership Holdings, Inc.,
                               Oppenheimer Real Asset Management Corporation,
                               Shareholder Services, Inc., Shareholder
                               Financial Services, Inc., OFI Private
                               Investments, Inc. and OFI Institutional Asset
                               Management, Inc.; Treasurer and Chief Financial
                               Officer of Oppenheimer Trust Company; Assistant
                               Treasurer of Oppenheimer Acquisition Corp. and
                               OppenheimerFunds Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Carol Wolf,                    Serves on the Board of the Colorado Ballet.
Senior Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kurt Wolfgruber,               Director of Tremont Advisers, Inc. (as of
Senior Vice President          January 2002).
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Caleb C. Wong,                 None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward C. Yoensky,             None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack                 General Counsel and Director of OppenheimerFunds
Senior Vice President and      Distributor, Inc.; General Counsel of Centennial
General Counsel                Asset Management Corporation; Senior Vice
                               President and General Counsel of HarbourView
                               Asset Management Corporation and OFI
                               Institutional Asset Management, Inc.; Senior
                               Vice President, General Counsel and Director of
                               Shareholder Financial Services, Inc.,
                               Shareholder Services, Inc., OFI Private
                               Investments, Inc. and Oppenheimer Trust Company;
                               Vice President and Director of Oppenheimer
                               Partnership Holdings, Inc.; Secretary of OAC
                               Acquisition Corp.; Director and Assistant
                               Secretary of OppenheimerFunds International
                               Ltd.; Director of Oppenheimer Real Asset
                               Management, Inc.; Vice President of
                               OppenheimerFunds Legacy Program.
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill Zachman,                  None
Vice   President:    Rochester
Division
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Neal A. Zamore,                None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Zavanelli,             None
Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alex Zhou,                     None
Assistant Vice President
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Arthur J. Zimmer,              Senior Vice President (since April 1999) of
Senior Vice President          HarbourView Asset Management Corporation.
---------------------------------------------------------------------------------

The Oppenheimer Funds include the following:

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Limited Term New York Municipal Fund (Rochester Portfolio Series)
Oppenheimer Bond Fund (a series of Oppenheimer Integrity Funds)
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Concentrated Growth Fund
Oppenheimer Convertible Securities Fund (Bond Fund Series)
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)
Oppenheimer Main Street Growth & Income Fund (a series of Oppenheimer Main
   Street Funds, Inc.)
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multiple Strategies Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust (3 series):
     Oppenheimer New Jersey Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Rochester National Municipals
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds (3 series)
     Oppenheimer Quest Balanced Value Fund
     Oppenheimer Quest Opportunity Value Fund
     Oppenheimer Small Cap Value Fund
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Managers (6 series):
     Gartmore Millennium Growth Fund II
     Jennison Growth Fund
     Mercury Advisors Focus Growth Fund
     Mercury Advisors S&P 500 Index Fund
     QM Active Balanced Fund
     Salomon Brothers Capital Fund
Oppenheimer Senior Floating Rate Fund
Oppenheimer Series Fund, Inc. (2 series):
     Oppenheimer Disciplined Allocation Fund
     Oppenheimer Value Fund
Oppenheimer Special Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Tremont Market Neutral Fund LLC
Oppenheimer Tremont Opportunity Fund LLC
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust
Oppenheimer Variable Account Funds (11 series):
     Oppenheimer Aggressive Growth Fund/VA
     Oppenheimer Bond Fund/VA
     Oppenheimer Capital Appreciation Fund/VA
     Oppenheimer Global Securities Fund/VA
     Oppenheimer High Income Fund/VA
     Oppenheimer Main Street Growth & Income Fund/VA
     Oppenheimer Main Street Small Cap Fund/VA
     Oppenheimer Money Fund/VA
     Oppenheimer Multiple Strategies Fund/VA
     Oppenheimer Strategic Bond Fund/VA
     Oppenheimer Value Fund/VA
Panorama Series Fund, Inc. (4 series):
     Growth Portfolio
     Government Securities Portfolio
     Oppenheimer International Growth Fund/VA
     Total Return Portfolio
Rochester Fund Municipals

The  address  of  the  Oppenheimer  funds  listed  above,  Shareholder  Financial
Services,   Inc.,   Shareholder  Services,   Inc.,   OppenheimerFunds   Services,
Centennial Asset Management  Corporation,  Centennial Capital Corp.,  Oppenheimer
Real Asset  Management,  Inc. and  OppenheimerFunds  Legacy Program is 6803 South
Tucson Way, Centennial, Colorado 80112-3924.

The  address  of  OppenheimerFunds,  Inc.,  OppenheimerFunds  Distributor,  Inc.,
HarbourView  Asset  Management  Corporation,  Oppenheimer  Partnership  Holdings,
Inc.,  Oppenheimer   Acquisition  Corp.,  OFI  Private  Investments,   Inc.,  OFI
Institutional  Asset  Management,  Inc.  and  Oppenheimer  Trust  Company  is 498
Seventh Avenue, New York, New York 10018.

The  address of Tremont  Advisers,  Inc.  is 555  Theodore  Fremd  Avenue,  Suite
206-C, Rye, New York 10580.

The  address  of  OppenheimerFunds  International  Ltd.  is  Bloc C,  Irish  Life
Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity  Investment  Management  Corporation  is 301 North  Spring
Street, Bellefonte, Pennsylvania 16823.

Item 27. Principal Underwriter
------------------------------

(a)   OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's
service shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above (except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)   The directors and officers of the Registrant's principal underwriter are:

---------------------------------------------------------------------------------
Name & Principal                Position & Office         Position and Office
Business Address                with Underwriter          with Registrant
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert Agan(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Janette Aprilante(1)            Secretary                 None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jason R. Bach                   Vice President            None
3264 Winthrop Circle
Marietta, GA 30067
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Beichert(1)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gabriella Bercze(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas S. Blankenship          Vice President            None
17011 Woodbark
Spring, TX 77379
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Blinzler(1)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin Bonner(1)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
L. Scott Brooks(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin E. Brosmith               Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey W. Bryan(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Susan Burton                    Vice President            None
412 Towne Green Circle
Addison, TX 75001
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen Mary Byron             Vice President            None
6 Dahlia Drive
Irvine, CA 92618
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert A. Coli                  Vice President            None
12 White Tail Lane
Bedminster, NJ 07921
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jill E. Crockett(2)             Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jeffrey D. Damia(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Davis(2)                   Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Stephen J. Demetrovits(2)       Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Joseph A. DiMauro               Vice President            None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven Dombrower(w)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George P. Dougherty             Vice President            None
4090 Redbud Circle
Doylestown, PA 18901
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cliff H. Dunteman               Vice President            None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Eiler(2)                   Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent M. Elwell                  Vice President            None
35 Crown Terrace
Yardley, PA 19067
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregg A. Everett                Vice President            None
7124 Trysail Circle
Tampa, FL 33607
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George R. Fahey                 Vice President            None
9 Townview Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric C. Fallon                  Vice President            None
10 Worth Circle
Newton, MA 02458
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Katherine P. Feld(2)            Vice President            Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark J. Ferro(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ronald H. Fielding(3)           Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Patrick W. Flynn (1)            Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John E. Forrest(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John ("J) Fortuna(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
P. Lyman Foster(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Luiggino J. Galleto             Vice President            None
10302 Riesling Court
Charlotte, NC 28277
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle M. Gans                Vice President            None
2700 Polk Street, Apt. #9
San Francisco, CA 94109
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lucio Giliberti                 Vice President            None
6 Cyndi Court
Flemington, NJ 08822
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raquel Granahan(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ralph Grant(2)                  Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael D. Guman                Vice President            None
3913 Pleasant Avenue
Allentown, PA 18103
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tonya N. Hammet                 Assistant Vice President  None
2612 W. Grand Reserve Circle
#227
Clearwater, FL 33759
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Clifford W. Heidinger           Vice President            None
90 Gates Street
Portsmouth, NH 03801
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Phillipe D. Hemery              Vice President            None
184 Park Avenue
Rochester, NY 14607
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elyse R. Jurman Herman          Vice President            None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy G. Hetson                 Vice President            None
4 Craig Street
Jericho, NY 11753
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kristen L. Heyburn              Vice President            None
2315 Mimosa Drive #2
Houston, TX 77019
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William E. Hortz(2)             Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Hrybenko(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Husch(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard L. Hymes(2)             Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kathleen T. Ives(1)             Vice President            Assistant Secretary
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric K. Johnson                 Vice President            None
28 Oxford Avenue
Mill Valley, CA 94941
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark D. Johnson                 Vice President            None
15792 Scenic Green Court
Chesterfield, MO 63017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John S. Kavanaugh               Vice President            None
2 Cervantes, Apt. #301
San Francisco, CA 94123
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina J. Keller(2)          Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian G. Kelly                  Vice President            None
60 Larkspur Road
Fairfield, CT 06430
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Keogh(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lisa Klassen(1)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Klein                   Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Richard Knott(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dean Kopperud(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brent A. Krantz                 Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David T. Kuzia                  Vice President            None
9697 S. Golden Eagle Dr.
Highlands, CO 80126
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tracey Lange(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Paul R. LeMire                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Dawn Lind                       Vice President            None
21 Meadow Lane
Rockville Centre, NY 11570
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Malissa Lischin(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James V. Loehle                 Vice President            None
30 Wesley Hill Lane
Warwick, NY 10990
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John J. Lynch                   Vice President            None
5341 Ellsworth
Dallas, TX 75206
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Macken                     Vice President            None
462 Lincoln Avenue
Sayville, NY 11782
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Magee(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Steven C. Manns                 Vice President            None
1941 W. Wolfram
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Todd A. Marion                  Vice President            None
3 St. Marks Place
Cold Spring Harbor, NY 11724
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David M. Martin                 Vice President            None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
LuAnn Mascia(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Theresa-Marie Maynier           Vice President            None
2421 Charlotte Drive
Charlotte, NC 28203
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Anthony P. Mazzariello          Vice President            None
704 Beaver Road
Leetsdale, PA 15056
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John C. McDonough               Vice President            None
3812 Leland Street
Chevy Chase, MD 20815
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kent C. McGowan                 Vice President            None
18424 12th Avenue West
Lynnwood, WA 98037
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John V. Murphy(2)               Director                  President, Principal
                                                          Executive Officer and
                                                          Trustee/Director
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Wendy Jean Murray               Vice President            None
32 Carolin Road
Upper Montclair, NJ 07043
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christina Nasta(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kevin P. Neznek(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Chad V. Noel                    Vice President            None
2408 Eagleridge Drive
Henderson, NV 89014
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Raymond C. Olson(1)             Assistant Vice President  None
                                & Treasurer
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Perkes                 Vice President            None
8734 Shady Shore Drive
Frisco, TX 75034
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Charles K. Pettit               Vice President            None
22 Fall Meadow Drive
Pittsford, NY 14534
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William L. Presutti             Vice President            None
238 Kemp Avenue
Fair Haven, NJ 07704
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Elaine Puleo-Carter(2)          Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Christopher L. Quinson          Vice President            None
19 Cayuga Street
Rye, NY 10580
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Minnie Ra                       Vice President            None
100 Dolores Street, #203
Carmel, CA 93923
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Heather Rabinowitz(2)           Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gary D. Rakan                   Vice President            None
25031 Woodridge Triangle
Farmington, MI 48335
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael A. Raso                 Vice President            None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY 10538
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Rentschler              Vice President            None
677 Middlesex Road
Grosse Pointe Park, MI 48230
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Louis H. Reynolds(2)            Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michelle Simone Richter(2)      Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Ruxandra Risko(2)               Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David R. Robertson(2)           Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Kenneth A. Rosenson             Vice President            None
24753 Bantage Point Terr.
Malibu, CA 90265
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James H. Ruff(2)                President & Director      None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William R. Rylander             Vice President            None
85 Evergreen Road
Vernon, CT 06066
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Sabow(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Alfredo Scalzo                  Vice President            None
9616 Lake Chase Island Way
Tampa, FL 33626
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sciortino               Vice President            None
785 Beau Chene Drive
Mandeville, LA 70471
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Eric Sharp                      Vice President            None
862 McNeill Circle
Woodland, CA 95695
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Debbie Simon(2)                 Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Douglas Bruce Smith             Vice President            None
808 South 194th Street
Seattle, WA 98148
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William A. Spetrino             Vice President            None
7631 Yennicook Way
Hudson, OH 44236
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan Stein(2)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Stoma(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian C. Summe                  Vice President            None
239 N. Colony Drive
Edgewood, KY 41017
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael Sussman(2)              Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George T. Sweeney               Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
 Scott McGregor Tatum           Vice President            None
 704 Inwood
Southlake, TX 76092
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James Taylor(2)                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Martin Telles(2)                Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David G. Thomas                 Vice President            None
1328 N. Cleveland Street
Arlington, VA 22201
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Bryan K. Toma                   Vice President            None
14575 S. Gallery
Olathe, KS 66062
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Floyd A. Tucker                 Vice President            None
1930 W. Barry Ave., #2
Chicago, IL 60657
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Tanya Valency(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mark Vandehey(1)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Vincent Vermete                 Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Teresa Ward(1)                  Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Michael J. Weigner              Vice President            None
4905 W. San Nicholas Street
Tampa, FL 33629
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donn Weise                      Vice President            None
3249 Earlmar Drive
Los Angeles, CA 90064
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Catherine White(2)              Assistant Vice President  None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas Wilson(2)                Vice President            None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Donna Winn(2)                   Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Philip Witkower(2)              Senior Vice President     None
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Cary Patrick Wozniak            Vice President            None
18808 Bravata Court
San Diego, CA 92128
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gregor D. Yuska                 Vice President            None
16035 Canterbury Estates Dr.
Ellisville, MO 63021
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Zack(2)               General Counsel &         Vice President and
                                Director                  Secretary
---------------------------------------------------------------------------------

(1)6803 South Tucson Way, Centennial, CO 80112-3924
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)   Not applicable.

Item 28. Location of Accounts and Records
-----------------------------------------

The accounts,  books and other documents  required to be maintained by Registrant pursuant  to  Section  31(a) of the  Investment  Company  Act of 1940  and  rules promulgated  thereunder  are in the possession of  OppenheimerFunds,  Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112.

Item 29. Management Services
----------------------------

Not applicable

Item 30. Undertakings
---------------------

Not applicable.

                                   SIGNATURES

Pursuant  to  the   requirements  of  the  Securities  Act  of  1933  and/or  the
Investment  Company Act of 1940, the  Registrant  certifies that it meets all the requirements for  effectiveness of this Registration  Statement  pursuant to Rule
485(b)  under the  Securities  Act of 1933 and has duly caused this  Registration
Statement  to be  signed  on  its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the  City of New  York  and  State of New York on the 20th day of
December, 2002.

                                    Oppenheimer Variable Account Funds

                                    By:  /s/ John V. Murphy*

---------------------------------------------
                                    John V. Murphy, President,
                                                               Principal
Executive Officer & Trustee

Pursuant to the  requirements  of the Securities Act of 1933,  this  Registration
Statement  has been signed below by the  following  persons in the  capacities on the dates indicated:

Signatures                          Title                      Date
----------                          -----                      ----

/s/ James C. Swain*
-----------------------      Chairman & Trustee      December 20, 2002
James C. Swain

/s/ John V. Murphy*          President, Principal        December 20, 2002
------------------------     Executive Officer
John V. Murphy               and Trustee

/s/ Brian W. Wixted*         Treasurer and Principal     December 20, 2002
-------------------------    Financial and
Brian W. Wixted              Accounting Officer

/s/ William L. Armstrong*    Trustee                     December 20, 2002
-------------------------------
William L. Armstrong

/s/ Robert G. Avis*          Trustee                     December 20, 2002
----------------------
Robert G. Avis

/s/ George Bowen*            Trustee                     December 20, 2002
----------------------
George Bowen

/s/ Edward Cameron*          Trustee                     December 20, 2002
------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee                     December 20, 2002
--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee                     December 20, 2002
----------------------
Sam Freedman

/s/ Beverly L. Hamilton*
------------------------------                           Trustee  December 20,
2002
Beverly L. Hamilton

/s/ Robert J. Malone*
--------------------------   Trustee                     December 20, 2002
Robert J. Malone

/s/ F. William Marshall, Jr.*   Trustee                  December 20, 2002
--------------------------------
F. William Marshall, Jr.

*By: /s/ Robert G. Zack
-----------------------------------------
Robert G. Zack, Attorney-in-Fact

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                         Post-Effective Amendment No. 39

                            Registration No. 2-93177

                                  EXHIBIT INDEX

23(d)(xi)   Investment  Advisory  Agreement for  Oppenheimer  Value Fund/VA dated
            10/22/02.

23(e)(xi)   General Distributor's Agreement for Service shares of Oppenheimer
            Value Fund/VA dated 10/22/02.

23 (g)      Global Custody Agreement between Registrant and JPMorgan Chase
            Bank, dated August 16, 2002

23 (j)      Independent Auditor's Consent dated December 20, 2002.

23(m)(xi)   Distribution  and Service Plan and  Agreement  for Service  shares of
            Oppenheimer Value Fund /VA dated 10/22/02.